DEAR SHAREHOLDER:
This report relates to the operations of the underlying investment portfolios of the Perspective Advisors Variable Annuity for the year ended December 31, 1999. The following Money Manager commentaries, graphs and tables provide you with information regarding each Series' performance during the period.

                                JNL/JANUS AGGRESSIVE GROWTH SERIES
                                JANUS CAPITAL CORPORATION
[JANUS LOGO]                    WARREN B. LAMMERT

OBJECTIVE:

JNL/Janus Aggressive Growth Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

MONEY MANAGER COMMENTARY:

The gap between technology stars and industrial laggards became more apparent during 1999, especially in the fourth quarter, with technology stocks registering dramatic gains while other sectors turned in mixed performances. Notably, the tech sector's strength came despite a persistent rise in interest rates that held many other, more traditional stocks in check.

The Series was extremely well positioned to benefit and outpaced our benchmark, the S&P 500 Index, by a substantial margin. Continued growth in cellular subscriber rates continued to support Texas Instruments, whose digital signal processing chips power roughly 70% of the nearly 300 million cellular phones sold worldwide this year. Another obvious beneficiary was handset manufacturer Nokia, which controls a large and growing share of the handset and cellular infrastructure markets. Both companies, as well as our other carefully selected cellular stocks, are poised for even greater growth as wireless data emerges as a visible driver for the shares in coming months.

Meanwhile, the premium paid by the market to companies that have established a dominant position on the Web continued to widen, and our positions in companies such as America Online gained as a result. Game software manufacturer Electronic Arts, which recently signed an agreement to act as the sole provider of gaming content to AOL, also traded higher.

While we were pleased with the Series' performance, there were some setbacks. Large-cap pharmaceutical shares were pressured by a number of high-profile pipeline disappointments, higher interest rates and uncertainty related to Medicare reform, and our position in Schering-Plough gave ground as a result.

Looking ahead, while we view the successes we had in 1999 as a validation of our investment process, there will no doubt be bumps in the road as we enter 2000. We are confident, however, that our intensive, collaborative approach continues to be the best way to navigate an increasingly uncertain market.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/JANUS AGGRESSIVE GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                JNL/JANUS AGGRESSIVE GROWTH
                                                                           SERIES                         S&P 500 INDEX
                                                                ---------------------------               -------------
5/15/1995                                                                 10000.00                           10000.00
6/30                                                                      10860.00                           10356.00
9/30                                                                      12190.00                           11179.00
12/31/1995                                                                12409.00                           11851.00
3/31                                                                      13578.00                           12487.00
6/30                                                                      14022.00                           13046.00
9/30                                                                      14601.00                           13448.00
12/31/1996                                                                14761.00                           14568.00
3/31                                                                      14011.00                           14958.00
6/30                                                                      15666.00                           17567.00
9/30                                                                      17232.00                           18882.00
12/31/1997                                                                16631.00                           19424.00
3/31                                                                      19595.00                           22134.00
6/30                                                                      21621.00                           22863.00
9/30                                                                      20202.00                           20593.00
12/31/1998                                                                26220.00                           24975.00
3/31                                                                      32478.00                           26220.00
6/30                                                                      34829.00                           28068.00
9/30                                                                      35993.00                           26315.00
12/31/1999                                                                50980.00                           30231.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year.............................................94.43%
                       Since inception*...................................42.10%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

JNL/JANUS AGGRESSIVE GROWTH SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)





Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $414,383)                   $     639,821
Cash                                                      4
Foreign currency                                      1,018
Receivables:
  Dividends and interest                                 63
  Forward currency contracts                          2,037
  Fund shares sold                                      990
  Investment securities sold                         11,941
                                              --------------
TOTAL ASSETS                                        655,874
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                         452
  Administrative fees                                    51
  Forward currency contracts                            216
  Fund shares redeemed                                   71
  Investment securities purchased                       538
                                              --------------
TOTAL LIABILITIES                                     1,328
                                              --------------

NET ASSETS                                    $     654,546
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $     388,122
Accumulated net investment loss                        (474)
Accumulated net realized gain on
  investments and foreign currency
  related items                                      39,647
Net unrealized appreciation on:
  Investments                                       225,438
  Foreign currency related items                      1,813
                                              ==============
                                              $     654,546
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        16,374
                                              ==============

NET ASSET VALUE PER SHARE                      $      39.97
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $         677
  Interest                                            1,161
  Security lending income                               190
  Foreign taxes withheld                                (16)
                                              --------------
TOTAL INVESTMENT INCOME                               2,012
                                              --------------

EXPENSES
  Advisory fees                                       3,015
  Administrative fees                                   330
                                              --------------
TOTAL EXPENSES                                        3,345
                                              --------------
NET INVESTMENT LOSS                                  (1,333)
                                              --------------

REALIZED AND UNREALIZED GAINS Net realized gain on:
  Investments                                        74,216
  Foreign currency related items                        435
Net change in unrealized appreciation on:
  Investments                                       182,082
  Foreign currency related items                      1,792
                                              --------------
NET REALIZED AND UNREALIZED GAINS                   258,525
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $     257,192
                                              ==============




                     See notes to the financial statements.

JNL/JANUS AGGRESSIVE GROWTH SERIES

Statements of Changes in Net Assets
(in thousands)



                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment loss ..........................................................                  $       (1,333) $        (386)
  Net realized gain (loss) on:
    Investments ................................................................                          74,216         16,357
    Foreign currency related items .............................................                             435           (201)
  Net change in unrealized appreciation on:
    Investments ................................................................                         182,082         37,523
    Foreign currency related items .............................................                           1,792             30
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         257,192         53,323
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                              --           (334)
  From net realized gains on investment transactions ...........................                         (44,748)        (5,486)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                         (44,748)        (5,820)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         395,548         78,835
  Reinvestment of distributions ................................................                          44,748          5,820
  Cost of shares redeemed ......................................................                        (160,036)       (49,186)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         280,260         35,469
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         492,704         82,972

NET ASSETS BEGINNING OF PERIOD .................................................                         161,842         78,870
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $      654,546  $     161,842
                                                                                                  ==============  ==============

ACCUMULATED NET INVESTMENT LOSS ................................................                  $         (474) $        (272)
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                          13,189          4,452
     Reinvestment of distributions .............................................                           1,132            263
     Shares redeemed ...........................................................                          (5,275)        (2,814)
                                                                                                  --------------  --------------
     Net increase ..............................................................                           9,046          1,901
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                    $    512,220  $     131,828
     Proceeds from sales of securities .........................................                         299,891        118,721


                    See notes to the finanicial statements.

JNL/JANUS AGGRESSIVE GROWTH SERIES

Financial Highlights

                                                                                                       PERIOD FROM     PERIOD FROM
                                                                                                         APRIL 1,        MAY 15,
                                                                                                         1996 TO         1995* TO
                                                                    YEAR ENDED DECEMBER 31,            DECEMBER 31,     MARCH 31,
                                                                1999          1998           1997          1996            1996
                                                             ----------- --------------  ------------- ------------- ---------------
Selected Per Share Data

Net asset value, beginning of period .....................   $    22.09    $      14.53    $     13.38   $     13.13   $     10.00
                                                             ----------    ------------    -----------   -----------   -----------
Income from operations:
Net investment income (loss) .............................        (0.06)          (0.06)          0.04          0.05          0.01
Net realized and unrealized gains on investments and
foreign currency related items ...........................        20.87            8.45           1.65          1.10          3.53
                                                             ----------    ------------    -----------   -----------   -----------
Total income from operations .............................        20.81            8.39           1.69          1.15          3.54
                                                             ----------    ------------    -----------   -----------   -----------

Less distributions:
From net investment income ...............................           --           (0.05)            --         (0.05)           --
From net realized gains on investment transactions .......        (2.93)          (0.78)         (0.54)        (0.71)        (0.41)
Return of capital ........................................           --              --             --         (0.14)           --
                                                             ----------    ------------    -----------   -----------   -----------
Total distributions ......................................        (2.93)          (0.83)         (0.54)        (0.90)        (0.41)
                                                             ----------    ------------    -----------   -----------   -----------
Net increase .............................................        17.88            7.56           1.15          0.25          3.13
                                                             ----------    ------------    -----------   -----------   -----------
Net asset value, end of period ...........................   $    39.97    $      22.09    $     14.53   $     13.38   $     13.13
                                                             ==========    ============    ===========   ===========   ===========

Total Return (a) .........................................        94.43 %         57.66 %         12.67 %       8.72 %       35.78 %

Ratios and Supplemental Data:
Net assets, end of period (in thousands) .................   $  654,546    $    161,842    $     78,870  $    29,555   $     8,527
Ratio of expenses to average net assets (b) ..............         1.01 %          1.10 %         1.10 %        1.09 %        1.09 %
Ratio of net investment income (loss) to average net
assets (b) ...............................................        (0.40)%         (0.35)%         0.39 %        0.77 %        0.27 %

Portfolio turnover .......................................        95.06 %        114.51 %       137.26 %       85.22 %      163.84 %


Ratio information assuming no expense reimbursement
or fees paid indirectly:
Ratio of expenses to average net assets (b) ..............          n/a            1.10 %         1.17 %        1.40 %        2.77 %
Ratio of net investment income (loss) to average net
assets (b) ...............................................          n/a           (0.35)%         0.32 %        0.46 %       (1.41)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                       JNL/JANUS AGGRESSIVE GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 95.0%

ADVERTISING - 1.7%
   Lamar Advertising Co. (a)             41,176 $     2,494
   TMP Worldwide Inc. (a)                56,790       8,064
                                                -----------
                                                     10,558

BANKS - 1.4%
   Fifth Third Bancorp                   74,115       5,438
   Firstar Corp.                        158,379       3,346
                                                -----------
                                                      8,784

BIOTECHNOLOGY - 1.1%
   PE Corp. - PE Biosystems Group        56,795       6,833

COMMERCIAL SERVICES - 4.0%
   Infospace.com Inc. (a)                 5,930       1,269
   Sapient Corp. (a)                     92,815      13,081
   USWeb Corp. (a)                      195,345       8,681
   Whittman-Hart Inc. (a)                48,410       2,596
                                                -----------
                                                     25,627

COMPUTERS - 6.7%
   ASM Lithography Holding NV (a)        79,715       9,068
   Cisco Systems Inc. (a)               177,110      18,973
   EMC Corp. (a)                        138,465      15,127
                                                -----------
                                                     43,168

DIVERSIFIED FINANCIAL SERVICES -
2.1%
   American Express Co.                  56,120       9,330
   E*TRADE Group Inc. (a)               157,370       4,111
                                                -----------
                                                     13,441

ELECTRONICS - 1.7%
   Maxim Integrated Products Inc. (a)    52,975       2,500
   Pittway Corp.                         65,390       2,930
   Vitesse Semiconductor Corp. (a)      104,430       5,476
                                                -----------
                                                     10,906

ENTERTAINMENT - 0.2%
   Liberty Digital Inc. (a)            19,745         1,466

HEALTHCARE - 2.6%
   Medtronic Inc.                       315,153      11,483
   MiniMed Inc. (a)                      67,275       4,928
                                                -----------
                                                     16,411

HOME FURNISHINGS - 1.2%
   SONY Corp.                            24,900       7,371

MACHINERY - 2.2%
   Mannesmann AG                         58,003      13,925

MEDIA - 14.4%
   AT&T- Liberty Media Group - Class
   A (a)                                642,125      36,440
   Comcast Corp.                        278,565      14,085
   Cox Communications Inc. (a)          133,880       6,895
   Infinity Broadcasting Corp. (a)      151,893       5,497

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Internet Capital Group Inc. (a)       15,390 $     2,616
   Time Warner Inc.                     261,244      18,924
   UnitedGlobalCom Inc. (a)             114,080       8,057
                                                -----------
                                                     92,514

OIL & GAS PRODUCERS - 3.2%
   Enron Corp.                          463,630      20,574

PHARMACEUTICALS - 3.0%
   Pfizer Inc.                           48,545       1,574
   Schering-Plough Corp.                414,430      17,484
                                                -----------
                                                     19,058

RETAIL - 5.1%
   Amazon.com Inc. (a)                  302,600      23,035
   eBay Inc. (a)                         27,930       3,497
   Rite Aid Corp.                       565,070       6,322
                                                -----------
                                                     32,854

SEMICONDUCTORS - 4.6%
   Applied Materials Inc. (a)            94,890      12,022
   Conexant Systems Inc. (a)            126,680       8,408
   Texas Instruments Inc.                96,200       9,319
                                                -----------
                                                     29,749

SOFTWARE - 11.4%
   America Online Inc. (a)               80,620       6,082
   Electronic Arts Inc. (a)             174,695      14,674
   I2 Technologies Inc. (a)              82,945      16,174
   Inktomi Corp. (a)                     33,360       2,961
   Microsoft Corp. (a)                  103,305      12,061
   Phone.com Inc. (a)                    62,865       7,288
   Software.com Inc. (a)                 30,595       2,937
   Veritas Software Corp. (a)            54,005       7,730
   Vignette Corp. (a)                    20,625       3,362
                                                -----------
                                                     73,269

TELECOMMUNICATIONS - 28.4%
   Cablevision Systems Corp. (a)         90,975       6,869
   Doubleclick Inc. (a)                  27,615       6,988
   Echostar Communications Corp. (a)     20,070       1,957
   Exodus Communications Inc. (a)       121,500      10,791
   JDS Uniphase Corp. (a)                56,500       9,114
   Level 3 Communications Inc. (a)      118,575       9,708
   Nextel Communications Inc. (a)        26,455       2,729
   Nokia Oyj                             49,572       8,944
   Nokia Oyj - ADR                      375,992      71,438
   NTL Inc. (a)                          58,613       7,312
   Sprint Corp. (PCS Group) (a)          65,385       6,702
   Telefonica SA                        251,186       6,244
   Telefonica SA - ADR                    5,545         437
   Telefonos de Mexico SA - ADR          55,830       6,281
   VeriSign Inc. (a)                     57,855      11,047
   Voicestream Wireless Corp. (a)        66,405       9,450
   Winstar Communications Inc. (a)       73,690       5,518
                                                -----------
                                                    181,529
                                                -----------

     Total Common Stocks
       (cost $382,515)                              608,037
                                                -----------


                     See notes to the financial statements.

                       JNL/JANUS AGGRESSIVE GROWTH SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

CORPORATE BONDS - 0.2%

RETAIL -  0.2%
   Amazon.com Inc., (Step-Up Bond),
    10.00%, 05/01/2008 (b)          $ 1,375,000  $      892
                                                -----------

     Total Corporate Bonds
       (cost $976)                                      892
                                                -----------

SHORT TERM INVESTMENTS - 4.8%

DIVERSIFIED FINANCIAL SERVICES -
4.8%
   CIT Group Holdings Inc., 4.50%,
    01/03/2000                       10,900,000      10,897





                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Federal Home Loan Mortgage Corp.,
    5.52%, 01/19/2000               $10,000,000 $     9,972
   Federal National Mortgage
   Association,
    5.52%, 01/20/2000                10,000,000       9,971
                                                -----------
                                                     30,840

MONEY MARKET FUND - 0.0%
   Dreyfus Cash Management Plus,
    5.53% (c)                            52,150          52
                                                -----------

     Total Short Term Investments
       (cost $30,892)                                30,892
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $414,383)                              $   639,821
                                                ===========



--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(c) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.

Based on the cost of investments of $414,830 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $236,403, the gross unrealized depreciation was $11,412 and the net unrealized appreciation on investments was $224,991.


FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 1999 (IN 000'S):

    CURRENCY SOLD AND         CURRENCY         CURRENCY       UNREALIZED
     SETTLEMENT DATE         UNITS SOLD       VALUE IN $         GAIN
                                                 U.S.
--------------------------- -------------    --------------  --------------
  Euro       04/07/00             19,700     $      19,878   $      1,078
  Euro       04/14/00              8,300             8,379             74
  Euro       06/09/00             23,000            23,313            668
                                             ==============  ==============
                                             $     51,570    $     1,820
                                             ==============  ==============


SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 1999:

                                      % OF INVESTMENT      MARKET VALUE
COUNTRY                                  SECURITIES           (000'S)
-------------------------------------------------------- ------------------
  Finland                                         12.6%  $         80,383
  Germany                                          2.2%            13,925
  Japan                                            1.1%             7,371
  Mexico                                           1.0%             6,281
  Netherlands                                      1.4%             9,068
  Spain                                            1.0%             6,681
  United States                                   80.7%           516,112
                                     ------------------- ------------------
    TOTAL                                        100.0%  $        639,821
                                     =================== ==================

                     See notes to the financial statements.

                                JNL/JANUS CAPITAL GROWTH SERIES
                                JANUS CAPITAL CORPORATION
[JANUS LOGO]                    JAMES P. GOFF

OBJECTIVE:

JNL/Janus Capital Growth Series is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

MONEY MANAGER COMMENTARY:

Domestic equity markets were volatile in 1999 as investors weighed solid earnings reports against lingering inflation fears and rising interest rates. The Federal Reserve responded to the strength of the U.S. economy by raising interest rates three times between June and November, while hinting that further rate hikes might be necessary in the new year. Amid this backdrop, the Series logged exceptional results, substantially outperforming its benchmark, the S&P Midcap 400 Index.

We enjoyed broad-based gains across many of our holdings, particularly in our technology, wireless service and telecommunications infrastructure positions. Our positions in technological "enablers" that provide products or services to the Internet industry were among the Series' clear standouts. For example, VeriSign's technology enables secure browser-to-server transactions over the Internet. The stock soared following two recently announced strategic acquisitions, which will allow VeriSign to marry its existing technology with a back-end credit card payment platform.

Thanks to higher-than-expected cellular subscription growth, our wireless positions in Western Wireless, OmniPoint and VoiceStream also provided outstanding returns. The potential for additional revenues from the introduction of wireless data transmission also fueled investor optimism.

Additionally, our telecommunication infrastructure companies, including SDL and E-Tek Dynamics, soared. Their products increase the fiber-optic bandwidth capacity of telecommunication networks, which is in high demand as telecommunication providers scramble to keep up with the Internet's ever-increasing proliferation.

On the downside, our position in Apollo Group, which operates the University of Phoenix, came under pressure. Although Wall Street downgraded the stock, we maintained our position due to Apollo's strong long-term growth potential.

Looking ahead, we remain steadfastly focused on uncovering dynamic companies with extraordinary growth potential. By visiting companies on their home turf and looking for critical information that others have overlooked or just plain missed, we remain confident that our "all-weather" companies can grow the bottom line in any environment.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/JANUS CAPITAL GROWTH SERIES AND THE S&P MIDCAP 400 INDEX

[LINE GRAPH]

                                                              JNL/JANUS CAPITAL GROWTH SERIES          S&P MIDCAP 400 INDEX
                                                              -------------------------------          --------------------
5/15/1995                                                                 10000.00                           10000.00
6/30                                                                      10910.00                           10417.00
9/30                                                                      12480.00                           11432.00
12/31/1995                                                                13353.00                           11593.00
3/31                                                                      14794.00                           12306.00
6/30                                                                      15626.00                           12661.00
9/30                                                                      16331.00                           13034.00
12/31/1996                                                                15600.00                           12823.00
3/31                                                                      13820.00                           12633.00
6/30                                                                      16344.00                           14489.00
9/30                                                                      17596.00                           16817.00
12/31/1997                                                                17941.00                           17994.00
3/31                                                                      20040.00                           20012.00
6/30                                                                      21029.00                           19546.00
9/30                                                                      17865.00                           16720.00
12/31/1998                                                                24249.00                           21429.00
3/31                                                                      28495.00                           20059.00
6/30                                                                      31712.00                           22899.00
9/30                                                                      34180.00                           20972.00
12/31/1999                                                                54365.00                           24576.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         124.19%
                       Since inception*........                           44.09%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

JNL/JANUS CAPITAL GROWTH SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)



Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $314,951)                   $      508,896
Cash                                                      30
Foreign currency                                         153
Receivables:
  Dividends and interest                                   1
  Fund shares sold                                       428
  Investment securities sold                              21
Collateral for securities loaned                       5,436
                                              --------------
TOTAL ASSETS                                         514,965
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                          347
  Administrative fees                                     38
  Fund shares redeemed                                    58
Return of collateral for securities loaned             5,436
                                              --------------
TOTAL LIABILITIES                                      5,879
                                              --------------

NET ASSETS                                    $      509,086
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $      274,824
Accumulated net investment loss                         (150)
Accumulated net realized gain on
  investments and foreign currency
  related items                                       40,467
Net unrealized appreciation on investments           193,945
                                              ==============
                                              $      509,086
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                         11,670
                                              ==============

NET ASSET VALUE PER SHARE                      $       43.62
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $          146
  Interest                                               349
  Security lending income                                128
  Foreign taxes withheld                                  (1)
                                              --------------
TOTAL INVESTMENT INCOME                                  622
                                              --------------

EXPENSES
  Advisory fees                                        2,065
  Administrative fees                                    223
                                              --------------
TOTAL EXPENSES                                         2,288
                                              --------------
NET INVESTMENT LOSS                                   (1,666)
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on:
  Investments                                         68,596
  Foreign currency related items                          (2)
Net change in unrealized appreciation
(depreciation) on:
  Investments                                        165,791
  Foreign currency related items                          (3)
                                              --------------
NET REALIZED AND UNREALIZED GAINS                    234,382
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $      232,716
                                              ==============


                     See notes to the financial statements.

JNL/JANUS CAPITAL GROWTH SERIES

Statements of Changes in Net Assets
(in thousands)


                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment loss ..........................................................                  $       (1,666)    $      (577)
  Net realized gains (losses) on:
    Investments ................................................................                          68,596          13,077
    Foreign currency related items .............................................                              (2)           (275)
  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................                         165,791          15,365
    Foreign currency related items .............................................                              (3)             20
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         232,716          27,610
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                             --              --
  From net realized gains on investment transactions ...........................                         (30,899)         (7,824)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                                      (30,899)         (7,824)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         239,269          37,270
  Reinvestment of distributions ................................................                          30,899           7,824
  Cost of shares redeemed ......................................................                         (73,936)        (27,592)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         196,232          17,502
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         398,049          37,288

NET ASSETS BEGINNING OF PERIOD .................................................                         111,037          73,749
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $      509,086    $    111,037
                                                                                                  ==============  ==============

ACCUMULATED NET INVESTMENT LOSS ................................................                  $         (150)   $       (154)
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                           8,203           2,082
     Reinvestment of distributions .............................................                             714             377
     Shares redeemed ...........................................................                          (2,603)         (1,573)
                                                                                                    --------------  --------------
     Net increase ..............................................................                           6,314             886
                                                                                                    ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                    $    387,928   $     113,677
     Proceeds from sales of securities .........................................                         227,797         108,604


                     See notes to the financial statements.

JNL/JANUS CAPITAL GROWTH SERIES

Financial Highlights


                                                                                                       PERIOD FROM     PERIOD FROM
                                                                                                         APRIL 1,        MAY 15,
                                                                                                         1996 TO         1995* TO
                                                                  YEAR ENDED DECEMBER 31,              DECEMBER 31,     MARCH 31,
                                                            1999            1998            1997           1996            1996
                                                       --------------- --------------- -------------- --------------- --------------

Selected Per Share Data

Net asset value, beginning of period ....................   $   20.73    $      16.50    $     14.46    $     13.86   $    10.00
                                                            ---------    ------------    -----------    -----------   ----------
Income from operations:
Net investment income (loss) ............................       (0.13)          (0.12)         (0.06)          0.06           --
Net realized and unrealized gains on investments and
foreign currency related items ..........................       25.85            5.92           2.23           0.70         4.70
                                                            ---------    ------------    -----------    -----------   ----------
Total income from operations ............................       25.72            5.80           2.17           0.76         4.70
                                                            ---------    ------------    -----------    -----------   ----------

Less distributions:
From net investment income ..............................          --              --          (0.02)            --           --
From net realized gains on investment transactions ......       (2.83)          (1.57)         (0.04)         (0.16)       (0.84)
Return of capital .......................................          --              --          (0.07)            --           --
                                                            ---------    ------------    -----------    -----------   ----------
Total distributions .....................................       (2.83)          (1.57)         (0.13)         (0.16)       (0.84)
                                                            ---------    ------------    -----------    -----------   ----------
Net increase ............................................       22.89            4.23           2.04           0.60         3.86
                                                            ---------    ------------    -----------    -----------   ----------
Net asset value, end of period ..........................   $   43.62    $      20.73    $     16.50  $       14.46 $      13.86
                                                            =========    ============    ===========    ===========   ==========

Total Return (a) ........................................      124.19 %         35.16 %        15.01 %        5.45 %        47.94 %

Ratios and Supplemental Data:
Net assets, end of period (in thousands) ................   $ 509,086    $    111,037    $    73,749     $   36,946    $   9,578
Ratio of expenses to average net assets (b) .............        1.03 %          1.09 %         1.10 %         1.09 %       1.09 %
Ratio of net investment income (loss) to average net
assets (b) ..............................................       (0.75)%         (0.68)%        (0.30)%         0.91 %      (0.49)%

Portfolio turnover ......................................      102.26 %        128.95 %       131.43 %       115.88 %     128.56 %

Ratio information assuming no expense reimbursement
or fees paid indirectly:
Ratio of expenses to average net assets (b) .............         n/a             1.09 %        1.11 %         1.27 %       2.08 %
Ratio of net investment income (loss) to average net
assets (b) ..............................................         n/a            (0.68)%       (0.31)%         0.73 %      (1.48)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                         JNL/JANUS CAPITAL GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                     SHARES OR     MARKET
                                     PRINCIPAL      VALUE
                                       AMOUNT      (000'S)
 -------------------------------------------------------------

 COMMON STOCKS - 98.2%

 ADVERTISING - 4.0%
    Lamar Advertising Co. (a)           114,870    $   6,957
    TMP Worldwide Inc. (a)               94,760       13,456
                                                 -------------
                                                  $20,413.00

 COMMERCIAL SERVICES - 5.5%
    Apollo Group Inc. (a)               436,537        8,758
    Edison Schools Inc. (a)              10,835          171
    Infospace.com Inc. (a)                6,810        1,457
    Paychex Inc.                        441,032       17,641
                                                 -------------
                                                      28,027

 COMPUTERS - 1.6%
    Brocade Communications Systems
    Inc. (a)                             16,920        2,995
    Safeguard Scientifics Inc. (a)       28,240        4,577
    Silicon Storage Technology Inc.
    (a)                                  10,600          437
                                                 -------------
                                                       8,009

 ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%
    Furukawa Electric Co.                 2,000           30

 ELECTRONICS - 6.8%
    SDL Inc. (a)                         93,765       20,441
    Vitesse Semiconductor Corp. (a)     272,420       14,285
                                                 -------------
                                                      34,726

 ENTERTAINMENT - 2.6%
    Premier Parks Inc. (a)              172,310        4,976
    SFX Entertainment Inc. (a)          224,612        8,128
                                                 -------------
                                                      13,104

 HEALTHCARE - 1.5%
    Healtheon/WebMD Corp. (a)           101,690        3,813
    MiniMed Inc. (a)                     52,280        3,830
                                                 -------------
                                                       7,643

 HOME FURNISHINGS - 2.4%
    Gemstar International Group         172,695       12,305
    Ltd. (a)

 MANUFACTURING - 2.6%
    E-Tek Dynamics Inc. (a)              99,820       13,438

 MEDIA - 11.1%
    AMFM Inc. (a)                        90,035        7,045
    Citadel Communications Corp. (a)     85,260        5,531
    Clear Channel Communications
    Inc. (a)                             50,508        4,508
    Cox Radio Inc. (a)                   14,770        1,473
    Hispanic Broadcasting Corp. (a)     146,990       13,555
    Internet Capital Group Inc. (a)       9,895        1,682
    Metromedia Fiber Network Inc.
    (a)                                 334,285       16,025
    Radio One Inc. (a)                   38,275        3,521
    Univision Communications Inc.
    (a)                                  31,565        3,226
                                                 -------------
                                                      56,566

                                     SHARES OR     MARKET
                                     PRINCIPAL      VALUE
                                       AMOUNT      (000'S)
 -------------------------------------------------------------

 PHARMACEUTICALS - 4.8%
    King Pharmaceuticals Inc. (a)
    (c)                                  84,840    $   4,756
    MedImmune Inc. (a)                   67,168       11,141
    Sepracor Inc. (a)                    85,975        8,528
                                                 -------------
                                                  $24,425.00

 RETAIL - 2.4%
    Amazon.com Inc. (a)                  45,190        3,440
    eBay Inc. (a)                        64,770        8,108
    Freemarkets Inc. (a)                  1,520          519
    PizzaExpress Plc                     24,180          286
                                                 -------------
                                                      12,353

 SEMICONDUCTORS - 4.2%
    Atmel Corp. (a)                      38,610        1,141
    Triquint Semiconductor Inc. (a)      90,565       10,075
    Xilinx Inc. (a)                     217,020        9,868
                                                 -------------
                                                      21,084

 SOFTWARE - 8.6%
    Liberate Technologies Inc. (a)       32,805        8,431
    Phone.com Inc. (a)                   21,020        2,437
    Portal Software Inc. (a)             10,600        1,091
    PSINet Inc. (a)                     157,270        9,711
    Software.com Inc. (a)                45,235        4,343
    Va Linux Inc. (a)                     7,120        1,471
    Veritas Software Corp. (a)           77,827       11,139
    Vignette Corp. (a)                   25,590        4,171
    Vitria Technology Inc. (a)            3,650          854
                                                 -------------
                                                      43,648

 TELECOMMUNICATIONS - 40.1%
    American Tower Corp. (a)            104,110        3,182
    AT&T Canada Inc. (a)                180,285        7,256
    Clarent Corp. (a)                    18,935        1,472
    Clearnet Communications Inc. (a)    170,645        5,866
    Crown Castle International
    Corp. (a)                           435,730       13,998
    Doubleclick Inc. (a)                 57,850       14,640
    Earthlink Network Inc. (a)           49,020        2,083
    Entercom Communications Corp.
    (a)                                 114,365        7,548
    Exodus Communications Inc. (a)      185,610       16,485
    Level 3 Communications Inc. (a)     101,765        8,332
    McLeodUSA Inc. (a)                  282,425       16,628
    Microcell Telecommunications
    Inc. (a)                             85,177        2,800
    Net2Phone Inc. (a)                   76,040        3,493
    Network Solutions Inc. (a)           35,195        7,657
    NEXTLINK Communications Inc. (a)    103,270        8,578
    NTL Inc. (a)                         94,587       11,800
    Omnipoint Corp. (a)                  73,065        8,813
    Powertel Inc. (a)                    55,460        5,567
    RF Micro Devices Inc. (a)            71,205        4,873
    Rogers Cantel Mobile
     Communications Inc. (a)            107,155        3,898
    US Cellular Corp. (a)                61,505        6,208
    VeriSign Inc. (a)                   101,735       19,425


                     See notes to the financial statements.

                         JNL/JANUS CAPITAL GROWTH SERIES

                                     SHARES OR     MARKET
                                     PRINCIPAL      VALUE
                                       AMOUNT      (000'S)
 -------------------------------------------------------------

    Voicestream Wireless Corp. (a)       61,695    $   8,780
    Western Wireless Corp. (a)          221,875       14,810
                                                 -------------
                                                $  23,590.00
                                                 -------------

      Total Common Stocks
        (cost $306,018)                              499,963
                                                 -------------


 SHORT TERM INVESTMENTS - 1.8%

 COMMERCIAL PAPER - 1.8%
    Associates First Capital Corp.,
     4.00%, 01/03/2000               $8,900,000        8,898

 MONEY MARKET FUND - 0.0%
    Dreyfus Cash Management Plus,
     5.53% (b)                           34,647           35
                                                 -------------

      Total Short Term Investments
        (cost $8,933)                                  8,933
                                                 -------------

 TOTAL INVESTMENTS - 100%
    (cost $314,951)                               $  508,896
                                                 =============



--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999. (c) All or a portion of this security has been loaned.


Based on the cost of investments of $315,640 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $203,187, the gross unrealized depreciation was $9,931 and the net unrealized appreciation on investments was $193,256.


                     See notes to the financial statements.

                                JNL/JANUS GLOBAL EQUITIES SERIES
                                JANUS CAPITAL CORPORATION
[JANUS LOGO]                    HELEN YOUNG HAYES

OBJECTIVE:

JNL/Janus Global Equities Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

MONEY MANAGER COMMENTARY:

Global markets gained ground in 1999, supported by an economic rebound in Japan and an improved outlook for the Asian emerging markets. In turn, we identified a number of new investment opportunities in these areas. Meanwhile, stronger-than-anticipated economic growth drove up interest rates in the U.S. and Europe, creating uncertainty in these markets.

The Series finished the year solidly ahead its benchmark, the MSCI World Index. We owe these results to continued strength among a number of holdings, especially companies capitalizing on technological changes driven by the global transformation to an information-driven, networked economy. With data traffic doubling every three to six months, there is a tremendous need for the architecture and broadband capacity to transmit these signals. Cable companies such as NTL and Telewest Communications in the United Kingdom and Rogers Communications in Canada are major beneficiaries of this demand; all made strong gains for the year. Also capitalizing on the growth in data transmissions were two Canadian companies, Nortel Networks and JDS Uniphase, which are working to increase the capacity and efficiency of broadband networks.

Japanese cellular operator and wireless data pioneer NTT DoCoMo again ranked among the Series' top performers as the company's wildly successful "iMode" service continued to win subscribers. Finland's Nokia also appreciated substantially while other cellular stocks, including Mannesmann and China Telecom, fared well. Despite these and other gains, however, there were disappointments. We partially liquidated our position in Dutch publisher Wolters Kluwer after its performance was hindered by rising expenses linked to its Internet and online distribution initiatives. Because we remain confident in the company's fundamental value, we maintained a reduced position in the stock.

Looking forward, we will continue to focus our efforts on finding the best individual companies in the world, those capable of providing superior returns over the long term.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/JANUS GLOBAL EQUITIES SERIES AND THE MSCI WORLD INDEX

[LINE GRAPH]

                                                              JNL/JANUS GLOBAL EQUITIES SERIES           MSCI WORLD INDEX
                                                              --------------------------------           ----------------
5/15/1995                                                                  10000                              10000
6/30                                                                       10680                              10026
9/30                                                                       12240                              10543
12/31/1995                                                                 12926                              10999
3/31                                                                       14151                              11402
6/30                                                                       15736                              11623
9/30                                                                       16065                              11730
12/31/1996                                                                 16980                              12221
3/31                                                                       17974                              12269
6/30                                                                       19996                              14130
9/30                                                                       21147                              14548
12/31/1997                                                                 20227                              14204
3/31                                                                       23698                              16336
6/30                                                                       25631                              16464
9/30                                                                       21292                              14444
12/31/1998                                                                 25661                              17440
3/31                                                                       27332                              18010
6/30                                                                       28679                              18817
9/30                                                                       29526                              18485
12/31/1999                                                                 42232                              21549

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           64.58%
                       Since inception*........                           36.45%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $333,415)                   $     587,332
Cash                                                      9
Foreign currency                                      5,979
Receivables:
  Dividends and interest                                 40
  Forward currency contracts                          2,647
  Foreign taxes recoverable                             109
  Fund shares sold                                      474
  Investment securities sold                          2,757
                                              --------------
TOTAL ASSETS                                        599,347
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                         440
  Administrative fees                                    47
  Forward currency contracts                          1,239
  Fund shares redeemed                                   67
  Investment securities purchased                       313
                                              --------------
TOTAL LIABILITIES                                     2,106
                                              --------------

NET ASSETS                                    $     597,241
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $     329,448
Accumulated net investment loss                        (800)
Accumulated net realized gain on
  investments and foreign currency
  related items                                      13,300
Net unrealized appreciation on:
  Investments                                       253,917
  Foreign currency related items                      1,376
                                              ==============
                                              $     597,241
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                       16,735
                                              ==============

NET ASSET VALUE PER SHARE                      $      35.69
                                              ==============




Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $       2,208
  Interest                                            1,562
  Securities lending                                    163
  Foreign taxes withheld                               (214)
                                              --------------
TOTAL INVESTMENT INCOME                               3,719
                                              --------------

EXPENSES
  Advisory fees                                       3,349
  Administrative fees                                   347
                                              --------------
TOTAL EXPENSES                                        3,696
                                              --------------
NET INVESTMENT INCOME                                    23
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on:
  Investments                                        27,633
  Foreign currency related items                     (2,375)
Net change in unrealized appreciation on:
  Investments                                       191,069
  Foreign currency related items                      2,200
                                              --------------
NET REALIZED AND UNREALIZED GAINS                   218,527
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $     218,550
                                              ==============


                     See notes to the financial statements.

JNL/JANUS GLOBAL EQUITIES SERIES


Statements of Changes in Net Assets
(in thousands)



                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment income ........................................................                  $          23    $        256
  Net realized gain (loss) on:
    Investments ................................................................                         27,633             631
    Foreign currency related items .............................................                         (2,375)         (2,531)
  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................                        191,069          45,927
    Foreign currency related items .............................................                          2,200            (759)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                        218,550          43,524
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                              -            (716)
  From net realized gains on investment transactions ...........................                        (11,540)              -
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                        (11,540)           (716)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        524,284          83,519
  Reinvestment of distributions ................................................                         11,540             716
  Cost of shares redeemed ......................................................                       (385,978)        (37,708)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                        149,846          46,527
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS .....................................................                        356,856          89,335

NET ASSETS BEGINNING OF PERIOD .................................................                        240,385         151,050
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $     597,241    $    240,385
                                                                                                  ==============  ==============

UNDISTRIBUTED (ACCUMULATED) NET INVESTMENT INCOME (LOSS) .......................                  $        (800)   $        435
                                                                                                  ==============  ==============


(1)SHARE TRANSACTIONS:

  Shares sold ..................................................................                         19,630           4,095
  Reinvestment of distributions ................................................                            325              32
  Shares redeemed ..............................................................                        (14,090)         (1,900)
                                                                                                  --------------  --------------
  Net increase .................................................................                          5,865           2,227
                                                                                                  ==============  ==============

PURCHASES AND SALES OF INVESTMENT SECURITIES (EXCLUDING SHORT-TERM SECURITIES):

  Purchases of securities ......................................................                  $     321,068    $    177,259
  Proceeds from sales of securities ............................................                        198,473         153,355

                     See notes to the financial statements.

JNL/JANUS GLOBAL EQUITIES SERIES

Financial Highlights

                                                                                                       PERIOD FROM     PERIOD FROM
                                                                                                         APRIL 1,        MAY 15,
                                                                                                         1996 TO         1995* TO
                                                                  YEAR ENDED DECEMBER 31,              DECEMBER 31,     MARCH 31,
                                                            1999            1998            1997           1996            1996
                                                       --------------- --------------- -------------- --------------- --------------

Selected Per Share Data

Net asset value, beginning of period ...................   $   22.11   $      17.48    $      15.20    $    13.75     $    10.00
                                                           ---------   ------------    ------------    ----------     ----------
Income from operations:
Net investment income ..................................          --           0.04            0.07          0.03           0.10
Net realized and unrealized gains on investments and
foreign currency related items .........................       14.27           4.66            2.84          2.72           4.02
                                                           ---------   ------------    ------------    ----------     ----------
Total income from operations ...........................       14.27           4.70            2.91          2.75           4.12
                                                           ---------   ------------    ------------    ----------     ----------

Less distributions:
From net investment income .............................          --          (0.07)             --         (0.08)            --
From net realized gains on investment transactions .....       (0.69)            --           (0.63)        (0.90)         (0.37)
Return of capital ......................................          --             --              --         (0.32)            --
                                                           ---------   ------------    ------------    ----------     ----------
Total distributions ....................................       (0.69)         (0.07)          (0.63)        (1.30)         (0.37)
                                                           ---------   ------------    ------------    ----------     ----------
Net increase ...........................................       13.58           4.63            2.28          1.45           3.75
                                                           ---------   ------------    ------------    ----------     ----------
Net asset value, end of period .........................   $   35.69 $        22.11    $      17.48 $       15.20  $       13.75
                                                           =========   ============    ============    ==========     ==========

Total Return (a) .......................................       64.58 %        26.87 %         19.12 %       19.99 %        41.51 %

Ratios and Supplemental Data:
Net assets, end of period (in thousands) ...............   $ 597,241   $    240,385    $    151,050    $   48,638     $   16,141
Ratio of expenses to average net assets (b) ............        1.06 %         1.14 %          1.15 %        1.14 %         1.15 %
Ratio of net investment income to average net assets (b)        0.01 %         0.13 %          0.33 %        0.37 %         0.39 %
Portfolio turnover .....................................       61.60 %        81.46 %         97.21 %       52.02 %       142.36 %

Ratio information assuming no expense reimbursement
or fees paid indirectly:
Ratio of expenses to average net assets (b) ............         n/a           1.30 %         1.37 %        1.63 %         2.25 %
Ratio of net investment income (loss) to average net
assets (b) .............................................         n/a          (0.03)%         0.11 %       (0.12)%        (0.71)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                        JNL/JANUS GLOBAL EQUITIES SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 92.3%

APPAREL - 0.7%
   Gucci Group NV                         2,229 $       256
   Gucci Group NV - NY Shares            31,374       3,592
                                                -----------
                                                      3,848

BANKS - 1.5%
   Argentaria SA                         45,052       1,054
   Banco Bilbao Vizcaya SA               79,398       1,125
   Bank of New York Co. Inc.             36,265       1,451
   Firstar Corp.                          3,940          83
   Fuji Bank Ltd.                       514,000       4,987
   Julius Baer Holding AG - Class B          12          36
                                                -----------
                                                      8,736

BEVERAGES - 0.1%
   Kirin Brewery Co. Ltd.                75,000         788

BIOTECHNOLOGY - 0.7%
   Genentech Inc. (a)                    21,800       2,932
   PE Corp.- PE Biosystems Group         10,825       1,302
                                                -----------
                                                      4,234

COMMERCIAL SERVICES - 3.8%
   Capita Group Plc                      22,324         405
   Celestica Inc. (a)                    66,390       3,685
   Celestica Inc. (a)                     4,708         262
   Hays Plc                             219,051       3,481
   Paychex Inc.                          35,452       1,418
   Securitas AB                         273,189       4,925
   TNT Post Group NV                    143,472       4,091
   USWeb Corp. (a)                        9,395         417
   Vivendi                               37,544       3,374
   Whittman-Hart Inc. (a)                 7,385         396
                                                -----------
                                                     22,454

COMPUTERS - 13.8%
   3Com Corp. (a)                        14,815         696
   ASM Lithography Holding NV (a)        13,495       1,492
   ASM Lithography Holding NV (a)        10,520       1,197
   Atos SA (a)                           17,538       2,894
   Check Point Software Technologies
   Ltd. (a)                              16,780       3,335
   Cisco Systems Inc. (a)               270,090      28,933
   Comverse Technology Inc. (a)          28,495       4,125
   Dell Computer Corp. (a)              104,245       5,316
   Electronic Data Systems Corp.         52,385       3,507
   EMC Corp. (a)                         58,960       6,441
   Equant NV (a)                          6,384         721
   Equant NV - NY Shares (a)             11,991       1,343
   Fujitsu Ltd.                         105,000       4,780
   Getronics NV                         105,411       8,369
   International Business Machines
   Corp.                                 18,635       2,013
   Sun Microsystems Inc. (a)             70,080       5,427
   Wm-Data AB                            11,219         691
                                                -----------
                                                     81,280

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 1.4%
   American Express Co.                  24,810 $     4,125
   Bipop-Carire SpA                      38,284       3,371
   Unicredito Italiano SpA               94,601         463
                                                -----------
                                                      7,959

ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
   Furukawa Electric Co.                  9,000         136
   NEC Corp.                            175,000       4,163
                                                -----------
                                                      4,299

ELECTRONICS - 1.8%
   Koninklijke Philips Electronics
    NV                                   40,869       5,531
   Koninklijke Philips Electronics
    NV - NY Shares                       38,442       5,190
                                                -----------
                                                     10,721

ENGINEERING & CONSTRUCTION - 0.4%
   ABB Ltd. (a)                          18,022       2,193

FOOD - 0.4%
   Compass Group Plc                    166,226       2,277

HEALTHCARE - 1.0%
   Medtronic Inc.                       101,805       3,710
   Synthes-Stratec Inc. (a) (c)           4,783       2,133
                                                -----------
                                                      5,843

HOME FURNISHINGS - 2.6%
   SONY Corp.                            50,500      14,949

INSURANCE - 0.3%
   Tokio Marine & Fire Insurance
   Co. Ltd.                             153,000       1,786

MACHINERY - 3.3%
   Mannesmann AG                         80,706      19,375

MANUFACTURING - 1.3%
   Tyco International Ltd.              190,738       7,415

MEDIA - 7.5%
   AMFM Inc. (a)                         18,050       1,413
   AT&T - Liberty Media Group - Class
   A (a)                                 99,985       5,674
   Clear Channel Communications
   Inc. (a)                              27,015       2,411
   Comcast Corp.                        118,140       5,974
   EM.TV & Merchandising AG              22,642       1,416
   Grupo Televisa SA - GDR (a)           53,275       3,636
   Time Warner Inc.                     137,835       9,984
   Viacom Inc. - Class B (a)            199,710      12,070
   Walt Disney Co.                       45,365       1,327
                                                -----------
                                                     43,905

METALS & MINING - 0.7%
   Assa Abloy AB - Class B              298,372       4,174

OIL & GAS PRODUCERS - 1.3%
   Enron Corp.                           52,425       2,326


                     See notes to the financial statements.

                        JNL/JANUS GLOBAL EQUITIES SERIES

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Petroleo Brasileiro SA - ADR          55,920 $     1,434
   Total Fina SA                         29,564       3,927
                                                -----------
                                                      7,687

PHARMACEUTICALS - 2.7%
   Pfizer Inc.                          109,480       3,551
   QLT PhotoTherapeutics Inc.            14,390         846
   Schering-Plough Corp.                 72,510       3,059
   Sepracor Inc. (a)                     10,930       1,084
   Takeda Chemical Industries Ltd.       85,000       4,194
   Warner-Lambert Co.                    24,804       2,032
   Yamanouchi Pharmaceutical Co.
   Ltd.                                  29,000       1,011
                                                -----------
                                                     15,777

RETAIL - 1.6%
   Amazon.com Inc. (a)                   26,200       1,994
   Carrefour SA                          21,455       3,938
   Ito-Yokado Co. Ltd.                   14,000       1,518
   Staples Inc. (a)                      85,180       1,767
                                                -----------
                                                      9,217

SEMICONDUCTORS - 3.0%
   Applied Materials Inc. (a)            24,150       3,060
   Rohm Co. Ltd.                          3,500       1,436
   STMicroelectronics NV                 23,975       3,672
   STMicroelectronics NV - NY Shares     39,010       5,908
   Texas Instruments Inc.                39,115       3,789
                                                -----------
                                                     17,865

SOFTWARE - 7.0%
   America Online Inc. (a)               69,815       5,267
   BEA Systems Inc. (a)                  27,530       1,925
   Cap Gemini SA                         17,619       4,451
   I2 Technologies Inc. (a)               5,140       1,002
   Logica Plc                           169,291       4,357
   Microsoft Corp. (a)                   96,825      11,304
   Phone.com Inc. (a)                     7,650         887
   Sema Group Plc                       127,780       2,294
   Softbank Corp.                         7,000       6,688
   Tietoenator Oyj                       44,970       2,795
   Veritas Software Corp. (a)             1,360         195
                                                -----------
                                                     41,165

TELECOMMUNICATIONS - 34.7%
   Amdocs Ltd. (a)                       21,775         751
   China Telecom Ltd. - ADR (a)         111,600      14,348
   Colt Telecom Group Plc (a)           113,915       5,818
   Energis Plc (a)                      117,767       5,645
   Ericsson LM - Class B                 74,105       4,745
   JDS Uniphase Corp. (a)                41,660       6,720
   Korea Thrunet Company Ltd. (a)         7,450         506
   KPNQwest NV                           74,827       4,958
   Le Groupe Videotron Ltee.            102,722       1,734
   Lucent Technologies Inc.              33,565       2,511
   Nextel Communications Inc. (a)        11,810       1,218
   Nippon Telegraph & Telephone
   Corp.                                     75       1,282

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Nokia Oyj                            119,318 $    21,529
   Nokia Oyj - ADR                       73,445      13,955
   Nortel Networks Corp.                 88,170       8,905
   NTL Inc. (a)                          26,462       3,301
   NTT Data Corp.                           131       3,008
   NTT Mobile Communications Network
   Inc.                                     989      37,973
   RF Micro Devices Inc. (a)             17,140       1,173
   Rogers Communications Inc. (a)        55,352       1,346
   Rogers Communications Inc. (a)        22,215         550
   Shaw Communications Inc.               8,306         273
   Sonera Oyj                            67,228       4,586
   Sprint Corp. (PCS Group) (a)          30,245       3,100
   Telecom Italia Mobile SpA            340,011       3,780
   Telecomunicacoes Brasileiras SA
   - ADR                                 49,205       6,323
   Telefonaktiebolaget LM Ericsson
   - ADR                                 58,932       3,871
   Telefonica SA                        567,986      14,120
   Telefonica SA - ADR                    8,358         659
   Telefonos de Mexico SA - ADR          49,445       5,563
   Telewest Communications Plc (a)      651,205       3,466
   Thus Plc (a)                         110,454         696
   United Pan-Europe Communications
   NV (a)                                32,410       4,126
   VeriSign Inc. (a)                      2,005         383
   VersaTel Telecom International
   NV (a)                               155,604       5,459
   Vodafone AirTouch Plc                257,780       1,274
   Vodafone AirTouch Plc - ADR           88,645       4,388
                                                -----------
                                                    204,043
                                                -----------

     Total Common Stocks
       (cost $292,054)                              541,990
                                                -----------

PREFERRED STOCKS - 1.9%

AUTO MANUFACTURERS - 0.5%
   Porsche AG                             1,207       3,291

DIVERSIFIED FINANCIAL SERVICES -
0.5%
   Marschollek Lautenschlaeger und
    Partner AG                            9,119       2,742

MEDIA - 0.9%
   UnitedGlobalCom Inc.                  56,955       5,169
                                                -----------

     Total Preferred Stocks
       (cost $7,221)                                 11,202
                                                -----------


SHORT TERM INVESTMENTS - 5.8%

DIVERSIFIED  FINANCIAL SERVICES -
5.8%
   Associated Corp. of North
   America,
    4.00%, 01/03/2000               $22,200,000      22,195
   Federal Home Loan Mortgage Corp.,
    5.71%, 02/15/2000                10,000,000       9,929
   Federal National Mortgage
   Association,
    5.66%, 01/20/2000                 2,000,000       1,994
                                                -----------
                                                   34,118



                     See notes to the financial statements.

                        JNL/JANUS GLOBAL EQUITIES SERIES

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

MONEY MARKET FUND - 0.0%
   Dreyfus Cash Management Plus,
    5.53% (b)                            22,466 $        22
                                                -----------

     Total Short Term Investments
       (cost $34,140)                                34,140
                                                -----------

TOTAL INVESTMENTS - 100%
    (cost $333,415)                             $   587,332
                                                ===========



--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as December 31, 1999.
(c)  144a security. Certain conditions for public sale may exist.


Based on the cost of investments of $333,711 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $257,635, the gross unrealized depreciation was $4,014 and the net unrealized appreciation on investments was $253,621.


FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 1999 (IN 000'S):

                                CURRENCY
                                 UNITS
   CURRENCY PURCHASED/SOLD     PURCHASED        CURRENCY       UNREALIZED
     AND SETTLEMENT DATE         (SOLD)        VALUE IN $      GAIN (LOSS)
                                                  U.S.
----------------------------- -------------   --------------  --------------
  British Pound   04/07/00           1,600    $      2,578     $       (78)
  British Pound   04/07/00          (4,200)         (6,768)             96
  British Pound   04/14/00             600             967             (31)
  British Pound   04/14/00            (600)           (967)             24
  British Pound   06/09/00          (3,500)         (5,638)             36
  Canadian Dollar 04/07/00          (1,600)         (1,105)             (9)
  Canadian Dollar 05/18/00            (200)           (138)             (1)
  Euro            01/31/00            (273)           (274)              3
  Euro            04/07/00           5,500           5,550            (178)
  Euro            04/07/00         (28,500)        (28,757)            798
  Euro            04/14/00          (8,400)         (8,480)            592
  Euro            04/20/00          (3,050)         (3,080)            237
  Euro            06/02/00          (6,050)         (6,129)            211
  Euro            06/09/00          (7,700)         (7,805)            100
  Hong Kong Dollar05/05/00           3,000             386               1
  Hong Kong Dollar05/05/00         (54,000)         (6,942)            (49)
  Hong Kong Dollar05/12/00         (26,000)         (3,342)             (3)
  Japanese Yen    03/06/00         127,000           1,254              42
  Japanese Yen    03/06/00        (127,000)         (1,254)            (33)
  Japanese Yen    03/16/00         343,000           3,391             114
  Japanese Yen    03/16/00        (100,000)           (989)              9
  Japanese Yen    03/16/00        (343,000)         (3,391)            (74)
  Japanese Yen    04/07/00       1,086,250          10,779             352
  Japanese Yen    04/07/00      (1,586,250)        (15,740)           (486)
  Japanese Yen    04/14/00        (400,000)         (3,974)            (98)
  Japanese Yen    04/20/00        (300,000)         (2,983)            (62)
  Japanese Yen    05/18/00        (273,750)         (2,735)            (72)
  Japanese Yen    06/02/00        (230,000)         (2,303)            (64)
  Swiss Franc     04/20/00           1,100             696              (2)
  Swiss Franc     04/20/00          (1,380)           (873)             14
  Swiss Franc     06/02/00            (820)           (522)             18
                                              --------------  --------------
                                              $     88,588     $     1,407
                                              ==============  ==============



                     See notes to the financial statements.

                        JNL/JANUS GLOBAL EQUITIES SERIES

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 1999:

                                      % OF INVESTMENT      MARKET VALUE
  COUNTRY                                SECURITIES           (000'S)
-------------------------------------------------------- ------------------
  Bermuda                                          1.3%  $          7,415
  Brazil                                           1.3%             7,757
  Canada                                           3.0%            17,600
  Finland                                          7.3%            42,864
  France                                           3.2%            18,583
  Germany                                          4.6%            26,825
  Hong Kong                                        2.4%            14,348
  Israel                                           0.6%             3,335
  Italy                                            1.3%             7,614
  Japan                                           15.1%            88,701
  Mexico                                           1.6%             9,199
  Netherlands                                      9.5%            55,904
  South Korea                                      0.1%               506
  Spain                                            2.9%            16,957
  Sweden                                           3.1%            18,405
  Switzerland                                      0.7%             4,362
  United Kingdom                                   5.8%            34,102
  United States                                   36.2%           212,855
                                     ------------------- ------------------
    TOTAL                                        100.0%  $        587,332
                                     =================== ==================




                     See notes to the financial statements.

                                JNL/ALGER GROWTH SERIES
                                FRED ALGER MANAGEMENT, INC.
                                DAVID D. ALGER
[FRED ALGER MANAGEMENT, INC. LOGO]

OBJECTIVE:

JNL/Alger Growth Series seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

MONEY MANAGER COMMENTARY:

1999 was yet another very good year for most equity investors. During the first half of the year, large-cap stocks marched forward with nary a setback, while their smaller counterparts struggled mightily. All of the major large-cap indices continuously set new highs, and the Dow Jones Industrial Average closed over 10,000 for the first time on March 29, 1999.

After a volatile April, May and June saw consolidation and profit taking in the equity markets. An ongoing fear of rising interest rates was realized on June 30 when the Federal Reserve "took back" one of three previous interest rate cuts by hiking the Fed Funds Rate to 5%. Nonetheless, the market shrugged off the rate hike and took solace in the Fed's return to a "neutral bias."

The following few months were marked by extreme market volatility, an overall downward trend, and ultimately, a dramatic rebound. The S&P 500 struggled to find direction and failed to match its previous highs during August and September, partially due to another rate hike. In October, mounting fears of rising interest rates, an upward spike in the price of gold and a series of dubious economic reports forced the yield on the long bond to 6.40%. The Dow Jones dropped more than 1,000 points in less than a month, briefly dipping below the 10,000 level on October 18th. As inflation jitters and interest rate fears subsided with the release of benign economic data, however, the final two weeks of October saw dramatic gains throughout both the bond and equity markets.

The market's strength continued throughout November and December. When the Fed raised both the Fed Funds and the discount rate 1/4 of a point on November 16th, the shift back to a "neutral" bias psychologically outweighed the actual rate hike. While certain segments of the market struggled - most notably, value stocks - most equity indices climbed steadily higher. The Fed's December 21st inaction matched market expectations and allowed nearly all major market indices to reach all-time highs during the final week of the year.

For the year ended December 31, 1999, the Series' total return was 33.80%, as compared to 21.04% for the S&P 500. Fortunately, the Series was well positioned to benefit from the strong performance of certain segments of the market. Firstly, management's growth stock philosophy was of great benefit during a year in which value severely underperformed growth. In addition, the Series was heavily weighted in technology companies throughout the year, thus making the Series extremely well positioned for the strong bull market.

We believe that the economy of 2000 is likely to resemble the economy of 1999, but it will probably not be growing as rapidly. This is an inevitable by-product of higher interest rates. Despite this, there are factors that should keep the economy moving along at a decent rate: a) low unemployment; b) good wage gains; and c) positive psychology. However, corporate earnings will probably not be as strong in 2000 as they were in 1999. It would be logical to assume that the market will rise less vigorously as well.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/ALGER GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                  JNL/ALGER GROWTH SERIES                 S&P 500 INDEX
                                                                  -----------------------                 -------------
10/16/1995                                                                 10000                              10000
12/31/1995                                                                  9840                              10617
                                                                           10380                              11187
                                                                           10430                              11687
                                                                           10760                              12048
12/31/1996                                                                 11160                              13051
                                                                           11140                              13401
                                                                           13030                              15737
                                                                           14560                              16916
12/31/1997                                                                 14084                              17402
                                                                           16161                              19902
                                                                           17625                              20482
                                                                           16327                              18448
12/31/1998                                                                 20515                              22374
                                                                           22853                              23653
                                                                           23871                              25467
                                                                           22637                              23888
12/31/1999                                                                 27448                              27303

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           33.80%
                       Since inception*........                           27.08%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date October 16, 1995.

JNL/ALGER GROWTH SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)

Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $309,844)                   $     405,907
Cash                                                  5,843
Receivables:
  Dividends and interest                                 67
  Fund shares sold                                      281
                                              --------------
TOTAL ASSETS                                        412,098
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                         313
  Administrative fees                                    33
  Fund shares redeemed                                   69
  Investment securities purchased                    11,044
                                              --------------
TOTAL LIABILITIES                                    11,459
                                              --------------

NET ASSETS                                    $     400,639
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $     303,054
Undistributed net investment income                       -
Accumulated net realized gain on
  investments                                         1,522
Net unrealized appreciation on investments           96,063
                                              --------------
                                              $     400,639
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        17,491
                                              ==============

NET ASSET VALUE PER SHARE                     $       22.91
                                              ==============




Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $       1,017
  Interest                                            1,200
  Securities lending income                              15
  Foreign taxes withheld                                 (5)
                                              --------------
TOTAL INVESTMENT INCOME                               2,227
                                              --------------

EXPENSES
  Advisory fees                                       2,554
  Administrative fees                                   262
                                              --------------
TOTAL EXPENSES                                        2,816
                                              --------------
NET INVESTMENT LOSS                                    (589)
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                     30,528
Net change in unrealized appreciation on
  investments                                        53,379
                                              --------------
NET REALIZED AND UNREALIZED GAINS                    83,907
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $      83,318
                                              ==============


                     See notes to the financial statements.

JNL/ALGER GROWTH SERIES

Statements of Changes in Net Assets
(in thousands)



                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment loss ..........................................................                  $        (589)  $         (28)
  Net realized gain on investments .............................................                         30,528          15,638
  Net change in unrealized appreciation on investments .........................                         53,379          30,926
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         83,318          46,536
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                              -               -
  From net realized gains on investment transactions ...........................                        (38,424)         (6,698)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                        (38,424)         (6,698)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        212,363          71,371
  Reinvestment of distributions ................................................                         38,424           6,698
  Cost of shares redeemed ......................................................                        (59,990)        (38,836)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                        190,797          39,233
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                        235,691          79,071

NET ASSETS BEGINNING OF PERIOD .................................................                        164,948          85,877
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $     400,639   $     164,948
                                                                                                  ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                  $           -   $           -
                                                                                                  ==============  ==============


(1)SHARE TRANSACTIONS:

  Shares sold ..................................................................                          9,903           4,446
  Reinvestment of distributions ................................................                          1,684             354
  Shares redeemed ..............................................................                         (2,802)         (2,427)
                                                                                                  --------------  --------------
  Net increase .................................................................                          8,785           2,373
                                                                                                  ==============  ==============

PURCHASES AND SALES OF INVESTMENT SECURITIES (EXCLUDING SHORT-TERM SECURITIES):

  Purchases of securities ......................................................                  $     430,487   $     150,810
  Proceeds from sales of securities ............................................                        293,992         131,583


                     See notes to the financial statements.

JNL/ALGER GROWTH SERIES

Financial Highlights


                                                                                                       PERIOD FROM     PERIOD FROM
                                                                                                         APRIL 1,      OCTOBER 16,
                                                                                                         1996 TO         1995* TO
                                                                  YEAR ENDED DECEMBER 31,              DECEMBER 31,     MARCH 31,
                                                            1999            1998            1997           1996            1996
                                                       ---------------- -------------- ------------ ----------------- --------------
Selected Per Share Data

Net asset value, beginning of period ...................   $   18.95    $      13.56    $     11.16    $     10.38    $    10.00
                                                           ---------    ------------    -----------    -----------    ----------
Income from operations:
Net investment income (loss) ...........................       (0.03)             --          (0.01)            --            --
Net realized and unrealized gains on investments .......        6.42            6.20           2.93           0.78          0.38
                                                           ---------    ------------    -----------    -----------    ----------
Total income from operations ...........................        6.39            6.20           2.92           0.78          0.38
                                                           ---------    ------------    -----------    -----------    ----------

Less distributions:
From net investment income .............................          --              --             --             --            --
From net realized gains on investment transactions .....       (2.43)          (0.81)         (0.52)            --            --
                                                           ---------    ------------    -----------    -----------    ----------
Total distributions ....................................       (2.43)          (0.81)         (0.52)            --            --
                                                           ---------    ------------    -----------    -----------    ----------
Net increase ...........................................        3.96            5.39           2.40           0.78          0.38
                                                           ---------    ------------    -----------    -----------    ----------

Net asset value, end of period .........................   $   22.91    $      18.95    $     13.56    $     11.16    $    10.38
                                                           =========    ============    ===========    ===========    ==========

Total Return (a) .......................................   $    0.34    $       0.46          26.20%          7.51%         3.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands) ...............   $ 400,639    $    164,948    $    85,877    $    38,252    $    8,649
Ratio of expenses to average net assets (b) ............        1.07 %          1.06 %         1.10 %         1.07 %        1.03 %
Ratio of net investment loss to average net assets (b) .       (0.22)%         (0.02)%        (0.07)%        (0.02)%       (0.17)%
Portfolio turnover .....................................      122.58 %        121.39 %       125.44 %        59.92 %       50.85 %

Ratio information assuming no expense reimbursement
or fees paid indirectly:
Ratio of expenses to average net assets (b) ............         n/a            1.06 %         1.10 %         1.19 %        1.89 %
Ratio of net investment loss to average net assets (b) .         n/a           (0.02)%        (0.07)%        (0.14)%       (1.03)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                             JNL/ALGER GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 89.9%

ADVERTISING - 0.7%
   Omnicom Group Inc.                    29,900 $     2,990

AEROSPACE & DEFENSE - 3.6%
   Honeywell International Inc.         117,700       6,790
   United Technologies Corp.            119,200       7,748
                                                -----------
                                                     14,538

BANKS -  2.2%
   Bank of America Corp.                160,320       8,046
   Firstar Corp.                         41,820         883
                                                -----------
                                                      8,929

BIOTECHNOLOGY - 3.6%
   Amgen Inc. (a)                       214,000      12,853
   Biogen Inc. (a)                       18,900       1,597
                                                -----------
                                                     14,450

BUILDING MATERIALS - 0.3%
   Masco Corp.                           47,100       1,195

COMMERCIAL SERVICES - 2.5%
   United Parcel Service Inc.           145,000      10,005

COMPUTERS - 6.2%
   Cisco Systems Inc. (a)               129,550      13,878
   Dell Computer Corp. (a)              219,700      11,205
                                                -----------
                                                     25,083

DIVERSIFIED FINANCIAL SERVICES -
8.4%
   American Express Co.                  14,200       2,361
   Citigroup Inc.                       213,500      12,863
   Household International Inc.          82,500       3,073
   Merrill Lynch & Co. Inc.              22,300       1,862
   Morgan Stanley Dean Witter & Co.      96,700      13,804
                                                -----------
                                                     33,963

ELECTRONICS - 2.4%
   Linear Technology Corp.               69,000       4,938
   Teradyne Inc. (a)                     73,600       4,858
                                                -----------
                                                      9,796

INSURANCE - 2.4%
   American International Group Inc.     89,731       9,702

LEISURE TIME - 1.7%
   Carnival Corp.                        56,700       2,711
   Harley - Davidson Inc.                66,700       4,273
                                                -----------
                                                      6,984

MAUFACTURING - 2.9%
   Corning Inc.                          92,600      11,940

MEDIA - 5.8%
   AT&T - Liberty Media Group - Class
   A (a)                                108,700       6,169
   Clear Channel Communications
   Inc. (a)                              31,000       2,767

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Comcast Corp.                        82,000  $   4,146
   Cox Communications Inc. (a)          78,400      4,038
   MediaOne Group Inc. (a)              82,000      6,299
                                                -----------
                                                   23,419

OIL & GAS PRODUCERS - 2.8%
   Haliburton Co.                      279,950     11,268

PHARMACEUTICALS - 5.9%
   Bristol-Myers Squibb Co.            112,550      7,224
   Pfizer Inc.                         152,900      4,960
   Warner-Lambert Co.                  144,900     11,873
                                                -----------
                                                   24,057

RETAIL - 9.4%
   Amazon.com Inc. (a)                  48,400      3,684
   Best Buy Co. Inc. (a)                58,300      2,926
   Costco Wholesale Corp. (a)           34,000      3,102
   eBay Inc. (a)                        80,500     10,077
   Home Depot Inc.                     182,025     12,480
   Wal-Mart Stores Inc.                 87,100      6,021
                                                -----------
                                                   38,290

SEMICONDUCTORS -  9.1%
   Altera Corp. (a)                    103,100      5,110
   Applied Materials Inc. (a)          103,900     13,163
   Intel Corp.                          93,800      7,721
   Motorola Inc.                        63,700      9,380
   Texas Instruments Inc.               18,100      1,753
                                                -----------
                                                   37,127

SOFTWARE - 14.4%
   America Online Inc. (a)             200,800     15,148
   At Home Corp. (a)                   121,886      5,226
   IMS Health Inc                      119,000      3,235
   Intuit Inc. (a)                      52,800      3,165
   Microsoft Corp. (a)                 151,500     17,688
   Yahoo Inc. (a)                       32,395     14,017
                                                -----------
                                                   58,479

TELECOMMUNICATIONS - 4.5%
   Echostar Communications Corp. (a)    33,400      3,256
   MCI WorldCom Inc. (a)                85,200      4,521
   Nokia Oyj - ADR                      12,100      2,299
   QUALCOMM Inc. (a)                    20,000      3,525
   Sprint Corp. (FON Group)             68,100      4,584
                                                -----------
                                                   18,185

TRANSPORTATION - 1.1%
   Kansas City Southern Industries      60,200      4,492
   Inc.
                                                -----------


   Total Common Stocks
     (cost $268,829)                              364,892
                                                -----------


                     See notes to the financial statements.

                            JNL/ALGER GROWTH SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 10.1%

BANKS - 1.9%
   Toronto Dominion Holdings,
    5.94%, 01/27/2000               $ 7,600,000       7,567

DIVERSIFIED FINANCIAL SERVICES -
3.5%
   Forrestal Funding Master Trust,
    5.50%, 01/24/2000                 1,350,000       1,345
   Merrill Lynch & Co. Inc.,
    5.55%, 01/27/2000                 7,000,000       6,972
   Textron Financial Corp.,
    6.90%, 01/14/2000                 6,100,000       6,085
                                                -----------
                                                     14,402

ELECTRIC - 1.8%
   AES Hawaii Inc., 6.60%,
   01/12/2000                         7,500,000       7,485



                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

INSURANCE - 2.0%
   Standard Life Assurance Co.
   Funding Inc., 6.45%, 01/12/2000  $ 8,000,000  $    7,984

SAVINGS & LOANS - 0.4%
   Household Finance Corp.,
    5.05%, 01/07/2000                 1,650,000       1,649

MONEY MARKET FUND - 0.5%
   Dreyfus Cash Management Plus,
    5.53% (b)                         1,928,152       1,928
                                                -----------


     Total Short Term Investments
       (cost $41,015)                                41,015
                                                -----------

TOTAL INVESTMENTS  - 100%
   (cost $309,844)                              $   405,907
                                                ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.


Based on the cost of investments of $311,410 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $105,613, the gross unrealized depreciation was $11,116 and the net unrealized appreciation on investments was $94,497.



                     See notes to the financial statements.

                               JNL/ALLIANCE GROWTH SERIES
                               ALLIANCE CAPITAL MANAGEMENT L.P.
[ALLIANCE CAPITAL LOGO]        JAMES G. REILLY, SYED HASNAIN

OBJECTIVE:

JNL/Alliance Growth Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.

MONEY MANAGER COMMENTARY:

We are pleased to report that for the year ending December 31, 1999, the Series returned 28.23% as compared to 21.04% for the S&P 500 Index. The Series' outperformance was driven by excellent stock selection across several industry groups.

Technology, communication services and media stocks were among the best performing during 1999. The continued revolution in information technology propelled by the Internet and the proliferation of wireless technologies has fueled robust growth for these companies. A strong year-end rally in technology-related stocks was further driven by growing investor confidence that there would be little negative impact from Year 2000 issues and increasing enthusiasm for companies that are leveraged to the Internet. Retail stocks generally posted solid returns for the year, as consumer spending remained strong. Several cyclical stocks, particularly paper and non-ferrous metals companies, realized strong gains during 1999. Cyclical stocks rallied due to the expectation that a recovery in the troubled Asian economies and accelerating global economic growth will lead to increased demand for basic materials and commodities in 2000.

Financial and pharmaceutical stocks generally lagged the overall market in 1999. Financials came under pressure as the year progressed. Investors worried that if the Federal Reserve continues to increase interest rates to slow the economy and forestall higher inflation, the earnings of financial companies would be adversely impacted. Pharmaceutical stocks suffered losses in 1999 due to investors' concerns about decelerating earnings growth, the relative sparseness of new product launches in 2000-2001, and the potential reform of Medicare.

Looking ahead, we believe the U.S. will continue to be the engine for worldwide economic growth. Years of restructuring and capital investment, including massive investments in information technology systems, have positioned U.S. companies to be highly efficient in manufacturing and distribution and demonstrate technological leadership. Consequently, the rapid economic growth experienced in the U.S. has come with little to no inflation. As long as inflation is benign, the risk of significantly rising interest rates is low. We expect world economic growth to accelerate in 2000, particularly in Europe and Asia, where similar technology advances and global competition should keep inflation contained. This environment is ideal for financial assets. We continue to view the U.S. equity market as one of the most attractive investment alternatives. Furthermore, the industry dominant, high growth companies in the Series remain particularly attractive. On average, these companies are expected to generate 20% earnings growth next year, which compares favorably to the expected earnings growth for the average S&P 500 company of 9%. Technology, communication services, financials, retail and pharmaceuticals continue to be the areas of emphasis. In each sector, we will focus on companies with strong earnings growth, exceptional management and market dominance.

We look forward to the year 2000 with an enormous sense of excitement regarding the technological changes around us. We are eager to face the challenge of trying to keep the Series optimally structured for success based on the marriage of our fundamental analysis and price considerations--a management creed we have successfully followed for the last two decades.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/ALLIANCE GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                 JNL/ALLIANCE GROWTH SERIES               S&P 500 INDEX
                                                                 --------------------------               -------------
3/02/1998                                                                  10000                              10000
3/31                                                                       10410                              10551
6/30                                                                       11280                              10858
9/30                                                                       10060                               9780
12/31/1998                                                                 13280                              11861
3/31                                                                       14650                              12453
6/30                                                                       15280                              13330
9/30                                                                       14470                              12498
12/31/1999                                                                 17029                              14357

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           28.23%
                       Since inception*........                           33.64%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

JNL/ALLIANCE GROWTH SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)



Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $15,337)                    $      18,219
Cash                                                     11
Receivables:
  Dividends and interest                                 10
  Fund shares sold                                       35
                                              --------------
TOTAL ASSETS                                         18,275
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                          11
  Administrative fees                                     2
  Fund shares redeemed                                    6
                                              --------------
TOTAL LIABILITIES                                        19
                                              --------------

NET ASSETS                                    $      18,256
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $      15,128
Undistributed net investment income                       -
Accumulated net realized gain on
  investments                                            246
Net unrealized appreciation on investments            2,882
                                              --------------
                                              $      18,256
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                         1,097
                                              ==============

NET ASSET VALUE PER SHARE                     $       16.64
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $          60
  Interest                                               22
  Foreign taxes withheld                                 (1)
                                              --------------
TOTAL INVESTMENT INCOME                                  81
                                              --------------

EXPENSES
  Advisory fees                                          78
  Administrative fees                                    10
                                              --------------
TOTAL EXPENSES                                           88
                                              --------------
NET INVESTMENT LOSS                                      (7)
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                        701
Net change in unrealized appreciation on
  investments                                         2,063
                                              --------------
NET REALIZED AND UNREALIZED GAINS                     2,764
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $       2,757
                                              ==============


                     See notes to the financial statements.

JNL/ALLIANCE GROWTH SERIES

Statements of Changes in Net Assets
(in thousands)

                                                                                                                   PERIOD FROM
                                                                                                                    MARCH 2,
                                                                                                   YEAR ENDED       1998* TO
                                                                                                  DECEMBER 31,    DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment loss ..........................................................                  $          (7)  $          (2)
  Net realized gain (loss) on investments ......................................                            701             (31)
  Net change in unrealized appreciation on investments .........................                          2,063             818
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                          2,757             785
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                              -               -
  From net realized gains on investment transactions ...........................                           (415)              -
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                           (415)              -
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         14,632           5,288
  Reinvestment of distributions ................................................                            415               -
  Cost of shares redeemed ......................................................                         (3,706)         (1,500)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         11,341           3,788
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         13,683           4,573

NET ASSETS BEGINNING OF PERIOD .................................................                          4,573               -
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $      18,256   $       4,573
                                                                                                  ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                  $           -   $           -
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                            973             498
     Reinvestment of distributions .............................................                             25               -
     Shares redeemed ...........................................................                           (245)           (154)
                                                                                                  --------------  --------------
     Net increase ..............................................................                            753             344
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $      15,528   $       6,938
     Proceeds from sales of securities .........................................                          5,099           3,150

--------------------------------------------------------------------------------
*    Commencement of operations.


                     See notes to the financial statements.

JNL/ALLIANCE GROWTH SERIES

Financial Highlights

                                                                                                                       PERIOD FROM
                                                                                                                         MARCH 2,
                                                                                                        YEAR ENDED       1998* TO
                                                                                                       DECEMBER 31,    DECEMBER 31,
                                                                                                           1999            1998
                                                                                                      --------------- --------------
      SELECTED PER SHARE DATA

      NET ASSET VALUE, BEGINNING OF PERIOD .....................................                      $   13.28        $  10.00
                                                                                                      --------------- --------------
      INCOME FROM OPERATIONS:
        Net investment income loss .............................................                          (0.01)          (0.01)
        Net realized and unrealized gains on investments .......................                           3.76            3.29
                                                                                                      --------------- --------------
        Total income from operations ...........................................                           3.75            3.28
                                                                                                      --------------- --------------

      LESS DISTRIBUTIONS:
        From net investment income .............................................                             --              --
        From net realized gains on investment transactions .....................                          (0.39)             --
                                                                                                      --------------- --------------
        Total distributions ....................................................                          (0.39)             --
                                                                                                      --------------- --------------
        Net increase ...........................................................                           3.36            3.28
                                                                                                      --------------- --------------
      NET ASSET VALUE, END OF PERIOD ...........................................                      $   16.64        $  13.28
                                                                                                      =============== ==============

      TOTAL RETURN (A) .........................................................                          28.23 %         32.80 %

      RATIOS AND SUPPLEMENTAL DATA:
        Net assets, end of period (in thousands) ...............................                      $  18,256        $  4,573
        Ratio of expenses to average net assets (b) ............................                          0.875 %         0.925 %
        Ratio of net investment loss to average net assets (b) .................                          (0.07)%         (0.08)%
        Portfolio turnover .....................................................                          51.15 %        136.69 %


      RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT:
        Ratio of expenses to average net assets (b) ............................                            n/a            2.13 %
        Ratio of net investment loss to average net assets (b) .................                            n/a           (1.28)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                           JNL/ALLIANCE GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 97.5%

AEROSPACE & DEFENSE - 3.9%
   Honeywell International Inc.           4,500 $       260
   United Technologies Corp.              6,900         449
                                                -----------
                                                        709

AIRLINES - 0.9%
   Continental Airlines Inc. (a)          3,200         142
   UAL Corp. (a)                            200          16
                                                -----------
                                                        158

AUTO MANUFACTURERS - 1.0%
   Ford Motor Co.                         3,400         182

BANKS - 1.8%
   Bank of America Corp.                  3,200         161
   Chase Manhattan Corp.                  1,700         132
   U.S. Bancorp                           1,400          33
                                                -----------
                                                        326

BUILDING MATERIALS - 1.3%
   Macso Corp.                            9,700         246

COMPUTERS - 10.9%
   Cisco Systems Inc. (a)                 4,400         471
   Dell Computer Corp. (a)               20,200       1,030
   EMC Corp. (a)                          2,500         273
   International Business Machines
   Corp.                                    900          97
   Sun Microsystems Inc. (a)              1,400         108
                                                -----------
                                                      1,979

COSMETICS & PERSONAL CARE - 0.2%
   Colgate-Palmolive Co.                    600          39

DIVERSIFIED FINANCIAL SERVICES -
17.5%
   Associates First Capital Corp.        23,000         631
   CIT Group Inc.                         9,600         203
   Citigroup Inc.                         9,100         506
   Fannie Mae                             1,100          69
   Freddie Mac                            5,600         264
   Goldman Sachs Group Inc.               1,900         179
   Household International Inc.           2,400          89
   MBNA Corp.                            15,100         411
   Merrill Lynch & Co. Inc.               2,100         175
   Morgan Stanley Dean Witter & Co.       4,600         657
                                                -----------
                                                      3,184

ELECTRONICS - 1.0%
   Solectron Corp. (a)                    2,000         190

FOOD - 1.2%
   Kroger Co. (a)                        11,700         221

HEALTHCARE - 0.9%
   Medtronic Inc.                         4,400         160

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

INSURANCE - 1.9%
   American International Group Inc.      3,300 $       357

MANUFACTURING - 3.7%
   General Electric Co.                     200          31
   Tyco International Ltd.               16,600         645
                                                -----------
                                                        676

MEDIA - 8.2%
   AMFM Inc. (a)                            600          47
   AT&T - Liberty Media Group -
    Class A (a)                           7,400         420
   Clear Channel Communications
   Inc. (a)                               2,000         179
   Gannett Co. Inc.                         800          65
   MediaOne Group Inc. (a)                7,600         584
   Time Warner Inc.                       2,800         203
                                                -----------
                                                      1,498

PHARMACEUTICALS - 8.2%
   Bristol-Myers Squibb Co.               6,600         424
   Pfizer Inc.                            8,900         289
   Schering-Plough Corp.                 13,200         557
   Warner-Lambert Co.                     2,700         221
                                                -----------
                                                      1,491

RETAIL - 13.1%
   Costco Cos. Inc. (a)                   3,500         319
   Gap Inc.                               9,700         446
   Home Depot Inc.                        8,700         596
   Kohl's Corp. (a)                       2,600         188
   Lowe's Cos. Inc.                       8,100         484
   Wal-Mart Stores Inc.                   2,400         166
   Walgreen Co.                           6,200         181
                                                -----------
                                                      2,380

SEMICONDUCTORS - 5.1%
   Applied Materials Inc. (a)             2,000         253
   Intel Corp.                            8,200         675
                                                -----------
                                                        928

SOFTWARE - 6.0%
   America Online Inc. (a)                2,900         219
   IMS Health Inc.                        1,300          35
   Microsoft Corp. (a)                    6,200         724
   Oracle Corp. (a)                       1,000         112
                                                -----------
                                                      1,090

TELECOMMUNICATIONS - 9.2%
   Lucent Technologies Inc.               1,200          90
   MCI WorldCom Inc.                      3,300         175
   Nokia Oyj - ADR                        4,800         912
   Sprint Corp. (FON Group)               4,700         316
   Vodafone AirTouch Plc - ADR            3,700         183
                                                -----------
                                                      1,676

                     See notes to the financial statements.

                           JNL/ALLIANCE GROWTH SERIES

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

TOBACCO - 1.5%
   Philip Morris Cos. Inc                12,000 $       278
                                                -----------

     Total Common Stocks
       (cost $14,886)                                17,768
                                                -----------

SHORT TERM INVESTMENT - 2.5%

MONEY MARKET FUND - 2.5%
   Dreyfus Cash Management Plus,
    5.53% (b)                           450,646         451
                                                -----------

     Total Short Term Investment
       (cost $451)                                      451
                                                -----------

TOTAL INVESTMENTS -- 100%
   (cost $15,337)                               $    18,219
                                                ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.


Based on the cost of investments of $15,368 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $3,679, the gross unrealized depreciation was $828 and the net unrealized appreciation on investments was $2,851.

                     See notes to the financial statements.

                       JNL/EAGLE CORE EQUITY SERIES
                       EAGLE ASSET MANAGEMENT, INC.
                       TEAM MANAGEMENT
[EAGLE ASSET MANAGEMENT INC. LOGO]

OBJECTIVE:

JNL/Eagle Core Equity Series seeks as its investment objective long-term capital appreciation and, secondarily, current income by investing primarily in a diversified portfolio of common stocks which is believed to offer above-average potential for long-term growth. To achieve this, the sub-adviser uses three different investment strategies. The Series' assets are allocated 40% to the "Growth Strategy", 40% to the "Value Strategy" and 20% to the "Income Strategy". The Growth Strategy emphasizes securities of blue chip companies with growing earnings that are industry leaders and have market capitalizations in excess of $5 billion. The Value Strategy emphasizes securities of companies with market capitalizations in excess of $1 billion and that are financially sound but whose stock trades at a discount to its estimated intrinsic value. The Income Strategy emphasizes securities of companies with market capitalizations in excess of $1 billion that provide a stable or rising income stream.

MONEY MANAGER COMMENTARY:

1999 was characterized by an extremely narrow market, propelled by a "growth at any price" investing mentality and zealous investor interest primarily in large cap technology and Internet stocks. The average stock in the S&P 500 Index did not enjoy nearly the success of the technology and Internet stocks as the S&P 500 Index was up over 20% for the year, while the average stock that comprised that Index gained barely 1% for the year and was down by over 25% from its 1999 peak. Interest rates also played a key role in last year's equity market activity. While corporate earnings were generally good, the relentless rise in interest rates resulted in a significant decline in the price-to-earnings ratios of most non-technology and non-Internet companies.

Despite the narrowness of the market, we are pleased to report that the Series had a very good overall year in 1999, returning 23.55% which surpassed the 21.04% return of its benchmark, the S&P 500 Index. The Series continues to perform as designed by providing investors with solid performance, portfolio diversification and less volatility than would be achieved in a single style portfolio.

In the first quarter of the year, we saw investors continue to show a preference for large cap growth stocks and rapidly-growing Internet companies. Consequently, the larger indices experienced positive returns, driven by only a few select stocks. The Growth strategy benefited from these trends because of its relative over-weighting in large cap technology and telecom stocks. Whereas, the Value and Equity Income strategies did not perform as well in this environment, because their disciplines preclude them from holding much in the way of high p/e technology or Internet stocks.

The second quarter was quite another story, however, as the worldwide economic rebound experienced in the beginning of the quarter led to fears of rising inflation and interest rates. Growth stocks, which had performed so well in the first quarter, were hit hard and fast and corrected more than 10 percent in the space of three weeks in April. During this roll over in market leadership, both the Value and Equity Income strategies experienced a resurgence as investors sought out slower growth stocks not as likely to be negatively impacted by a higher interest rate environment.

During the second half of the year, we saw the tides turn again as a relatively small number of large cap technology and Internet stocks reasserted their market leadership position. We believe investors continue to favor technology and Internet stocks despite their increasing valuations primarily because such stocks continue to show very positive growth trends as they benefit from the on going build out of the Internet and the wireless telecom infrastructure. Another significant factor is that many other sectors experienced difficulties of one form or another during the second half of the year. Financial services stocks, for instance, struggled with the negative effects of rising interest rates. Healthcare stocks, and pharmaceuticals in particular, began to experience difficulties as concerns over the Medicare reimbursement issue began to surface. Energy stocks also did not perform as well as expected, due to unseasonably warm temperatures.

The performance of each of the component strategies of the Series was directly attributable to each strategies' technology weighting. Nevertheless, the Series performed nicely in a very narrow market. The diversification achieved by using three different strategies served Series investors well with gains in the Growth strategy more than compensating for any shortfalls in the other two portfolios. While we expect some short-term volatility in the first half of next year, we believe 2000 will be another good year for the U.S. equity markets and for Series investors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/EAGLE CORE EQUITY SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                JNL/EAGLE CORE EQUITY SERIES              S&P 500 INDEX
                                                                ----------------------------              -------------
9/16/1996                                                                  10000                              10000
12/31/1996                                                                 10647                              10892
3/31                                                                       10808                              11184
6/30                                                                       12642                              13134
9/30                                                                       13695                              14118
12/31/1997                                                                 14091                              14523
3/31                                                                       15629                              16610
6/30                                                                       15577                              17094
9/30                                                                       13866                              15396
12/31/1998                                                                 16422                              18673
3/31                                                                       17020                              19604
6/30                                                                       18393                              20985
9/30                                                                       17227                              19675
12/31/1999                                                                 20288                              22602

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           23.55%
                       Since inception*........                           23.96%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date September 16, 1996.

JNL/EAGLE CORE EQUITY SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $86,026)                    $      95,786
Cash                                                    135
Receivables:
  Dividends and interest                                115
  Fund shares sold                                      119
  Investment securities sold                          1,630
                                              --------------
TOTAL ASSETS                                         97,785
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                          67
  Administrative fees                                     8
  Fund shares redeemed                                   11
  Investment securities purchased                     2,370
                                              --------------
TOTAL LIABILITIES                                     2,456
                                              --------------

NET ASSETS                                    $      95,329
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $      80,796
Undistributed net investment income                      72
Accumulated net realized gain on
  investments                                         4,701
Net unrealized appreciation on investments            9,760
                                              --------------
                                              $      95,329
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                         5,161
                                              ==============

NET ASSET VALUE PER SHARE                      $      18.47
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $         936
  Interest                                              277
  Security lending income                                11
  Foreign taxes withheld                                 (7)
                                              --------------
TOTAL INVESTMENT INCOME                               1,217
                                              --------------

EXPENSES
  Advisory fees                                         553
  Administrative fees                                    62
                                              --------------
TOTAL EXPENSES                                          615
                                              --------------
NET INVESTMENT INCOME                                   602
                                              --------------

REALIZED AND UNREALIZED GAINS
  Net realized gain on investments                   10,754
  Net change in unrealized appreciation
    (depreciation) on:
    Investments                                       3,781
    Options written                                      (3)
                                              --------------
NET REALIZED AND UNREALIZED GAINS                    14,532
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $      15,134
                                              ==============


                     See notes to the financial statements.

JNL/EAGLE CORE EQUITY SERIES

Statements of Changes in Net Assets
(in thousands)


                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment income ........................................................                   $        602   $         241
  Net realized gain (loss) on:
    Investments ................................................................                         10,754            (870)
    Options written ............................................................                              -              (7)
  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................                          3,781           4,476
    Options written ............................................................                             (3)              3
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         15,134           3,843
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (551)           (220)
  From net realized gains on investment transactions ...........................                         (5,169)            (44)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                         (5,720)           (264)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         63,703          28,178
  Reinvestment of distributions ................................................                          5,720             264
  Cost of shares redeemed ......................................................                        (20,677)         (6,748)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         48,746          21,694
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         58,160          25,273

NET ASSETS BEGINNING OF PERIOD .................................................                         37,169          11,896
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $      95,329   $      37,169
                                                                                                  ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                  $          72   $          21
                                                                                                  ==============  ==============

   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                          3,705           1,919
     Reinvestment of distributions .............................................                            311              17
     Shares redeemed ...........................................................                         (1,192)           (464)
                                                                                                  --------------  --------------
     Net increase ..............................................................                          2,824           1,472
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $     108,410   $      34,612
     Proceeds from sales of securities .........................................                         70,902          14,117


                     See notes to the financial statements.

JNL/EAGLE CORE EQUITY SERIES

Financial Highlights


                                                                                                                    PERIOD FROM
                                                                                                                    SEPTEMBER 16,
                                                                                                                      1996* TO
                                                                           YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                                                   1999              1998             1997              1996
                                                              ----------------- ----------------- ---------------- -----------------
Selected Per Share Data

Net asset value, beginning of period ...........................   $     15.91    $     13.75      $     10.62      $    10.00
                                                                   -----------    -----------      -----------      ----------
Income from operations:
Net investment income ..........................................          0.11           0.10             0.08            0.03
Net realized and unrealized gains on investments and
options written ................................................          3.63           2.17             3.35            0.62
                                                                   -----------    -----------      -----------      ----------
Total income from operations ...................................          3.74           2.27             3.43            0.65
                                                                   -----------    -----------      -----------      ----------

Less distributions:
From net investment income .....................................         (0.11)         (0.09)           (0.08)          (0.03)
From net realized gains on investment transactions .............         (1.07)         (0.02)           (0.22)             --
                                                                   -----------    -----------      -----------      ----------
Total distributions ............................................         (1.18)         (0.11)           (0.30)          (0.03)
                                                                   -----------    -----------      -----------      ----------
Net increase ...................................................          2.56           2.16             3.13            0.62
                                                                   -----------    -----------      -----------      ----------

Net asset value, end of period .................................   $     18.47    $     15.91      $     13.75      $    10.62
                                                                   ===========    ===========      ===========      ==========

Total Return (a) ...............................................         23.55 %        16.54 %          32.35 %          6.47 %

Ratios and Supplemental Data:
Net assets, end of period (in thousands) .......................   $    95,329    $    37,169      $    11,896      $    1,954
Ratio of expenses to average net assets (b) ....................          0.99 %         1.05 %           1.05 %          1.05 %
Ratio of income to average net assets (b) ......................          0.97 %         1.07 %           1.00 %          1.10 %
Portfolio turnover .............................................        124.71 %        67.04 %          51.48 %          1.36 %


Ratio information assuming no expense reimbursement:
Ratio of expenses to average net assets (b) ....................           n/a          1.17 %           1.54 %           4.57 %
Ratio of net investment income (loss) to average net
assets (b) .....................................................           n/a          0.95 %           0.51 %          (2.42)%


--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                          JNL/EAGLE CORE EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 89.1%

ADVERTISING - 1.9%
   Omnicom Group Inc.                    17,800 $     1,780

AEROSPACE & DEFENSE - 1.2%
   Honeywell International Inc.          14,438         833
   Raytheon Co. - Class B                12,000         319
                                                -----------
                                                      1,152

AUTO MANUFACTURERS - 1.5%
   Ford Motor Co.                        10,000         534
   General Motors Corp.                  12,000         872
                                                -----------
                                                      1,406

BANKS - 4.8%
   Bank of America Corp.                 25,000       1,255
   CCB Financial Corp.                   17,000         741
   Chase Manhattan Corp.                 13,200       1,025
   First Union Corp.                     15,600         512
   Fleet Boston Financial Corp.          16,000         557
   Mellon Financial Corp.                14,000         477
                                                -----------
                                                      4,567

BEVERAGES - 0.2%
   PepsiCo Inc.                           5,800         204

CHEMICALS - 1.4%
   E.I. du Pont de Nemours & Co.          5,252         346
   Praxair Inc.                          19,600         986
                                                -----------
                                                      1,332

COMMERCIAL SERVICES - 2.0%
   Convergys Corp. (a)                   54,500       1,676
   Whittman-Hart Inc. (a)                 5,100         273
                                                -----------
                                                      1,949

COMPUTERS - 7.7%
   Cisco Systems Inc. (a)                19,850       2,126
   Compaq Computer Corp.                 40,000       1,083
   Dell Computer Corp. (a)               34,800       1,775
   Electronic Data Systems Corp.         19,000       1,272
   International Business Machines       10,000       1,080
   Corp.
                                                -----------
                                                      7,336

DIVERSIFIED FINANCIAL SERVICES -
4.6%
   American Express Co.                   4,350         723
   Citigroup Inc.                        12,100         672
   Freddie Mac                           33,350       1,570
   Lehman Brothers Holdings Inc.          9,500         805
   SLM Holding Corp.                     15,000         634
                                                -----------
                                                      4,404

ELECTRIC - 0.4%
   Sierra Pacific Resources              21,000         363

ELECTRICAL COMPONENTS & EQUIPMENT -
1.0%
   Interlink Electronics Inc. (a)        16,850         990

ELECTRONICS - 0.4%
   Koninklijke Philips Electronics
      NV - NY Shares                      3,020         408

                                    SHARES OR   MARKET
                                    PRINCIPAL   VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

FOOD - 1.4%
   ConAgra Inc.                          11,000 $       248
   H. J. Heinz Co.                       12,500         498
   Sysco Corp.                           14,000         554
                                                -----------
                                                      1,300

FOREST PRODUCTS & PAPER - 0.9%
   International Paper Co.               15,000         846

HEALTHCARE - 2.7%
   Bausch & Lomb Inc.                    10,300         705
   Columbia/HCA Healthcare Corp.         34,000         997
   Guidant Corp. (a)                     12,500         587
   Medtronic Inc.                         8,700         317
                                                -----------
                                                      2,606

HOME FURNISHINGS - 0.5%
   Newell Rubbermaid Inc.                18,000         522

HOUSEHOLD PRODUCTS - 1.0%
   Clorox Co.                             8,500         428
   Fortune Brands Inc.                   16,300         539
                                                -----------
                                                        967

INSURANCE - 3.8%
   Aetna Inc.                            15,000         837
   Allstate Corp.                        18,400         441
   American International Group Inc.     16,875       1,825
   Marsh & McLennan Cos. Inc.             2,400         230
   Safeco Corp.                          14,000         348
                                                -----------
                                                      3,681

MANUFACTURING - 5.5%
   E-Tek Dynamics Inc. (a)                4,300         579
   Eaton Corp.                           12,300         893
   General Electric Co.                  13,300       2,058
   Harsco Corp.                          17,000         540
   Illinois Tool Works Inc.               3,000         203
   Minnesota Mining & Manufacturing Co.   8,000         783
   Pall Corp.                            12,000         259
                                                -----------
                                                      5,315

MEDIA - 3.2%
   AT&T - Liberty Media Group - Class
     A (a)                               14,400         817
   MediaOne Group Inc. (a)               10,000         768
   Time Warner Inc.                       7,550         547
   Viacom Inc. - Class A (a)             15,000         907
                                                -----------
                                                      3,039

OIL & GAS PRODUCERS - 7.6%
   Atlantic Richfield Co.                 6,500         562
   BP Amoco Plc - ADR                    21,000       1,246
   Burlington Resources Inc.             20,000         661
   Conoco Inc. - Class B                 16,056         399
   El Paso Energy Corp.                  25,400         986
   Exxon Mobil Corp.                     16,701       1,346
   Transocean Sedco Forex Inc.           17,000         573
   UGI Corp.                             22,000         450
   USX - Marathon Group Inc.             21,300         526
   Williams Cos. Inc.                    18,000         550
                                                -----------
                                                      7,299

                     See notes to the financial statements.

                          JNL/EAGLE CORE EQUITY SERIES

                                    SHARES OR   MARKET
                                    PRINCIPAL   VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

PHARMACEUTICALS - 6.0%
   American Home Products Corp.          15,900 $       627
   Bristol-Myers Squibb Co.              16,500       1,059
   Eli Lilly & Co.                        7,400         492
   Johnson & Johnson                      4,700         438
   Merck & Co. Inc.                      15,050       1,009
   Pfizer Inc.                           21,100         684
   Pharmacia & Upjohn Inc.               15,900         716
   Schering-Plough Corp.                 13,700         578
   Warner-Lambert Co.                     1,600         131
                                                -----------
                                                      5,734

REAL ESTATE - 1.0%
   Boston Properties Inc.                 5,500         171
   Center Trust Inc.                     13,500         131
   Nationwide Health Properties Inc.     12,000         165
   ProLogis Trust                         8,000         154
   Public Storage Inc.                    6,500         147
   Sun Communities Inc.                   4,900         158
                                                -----------
                                                        926

RETAIL - 4.6%
   Federated Department Stores Inc. (a)  15,200         768
   Home Depot Inc.                       16,200       1,111
   Intimate Brands Inc.                  11,200         483
   Kohl's Corp. (a)                       3,350         242
   Wal-Mart Stores Inc.                  25,650       1,773
                                                -----------
                                                      4,377

SAVINGS AND LOANS - 1.1%
   Charter One Financial Inc.            26,000         497
   Washington Mutual Inc.                20,000         520
                                                -----------
                                                      1,017

SEMICONDUCTORS - 2.7%
   Caliper Technologies Corp. (a)         2,200         147
   Intel Corp.                            7,300         601
   MEMC Electronics Materials Inc. (a)   31,500         386
   Microchip Technology Inc. (a)          6,550         448
   Motorola Inc.                          1,100         162
   National Semiconductor Corp. (a)      19,750         845
                                                -----------
                                                      2,589

SOFTWARE - 7.5%
   America Online Inc. (a)               10,600         800
   Cadence Design Systems Inc. (a)       83,500       2,004
   Digital Impact Inc. (a)                2,100         105
   E.piphany Inc. (a)                       800         178
   eSPEED Inc. (a)                        2,150          76
   Intertrust Technologies Corp. (a)      1,850         218
   Marimba Inc. (a)                      15,700         723
   Metasolv Software Inc. (a)               800          65
   Microsoft Corp. (a)                   19,250       2,247
   Oracle Corp. (a)                       1,700         191
   Phone.com Inc. (a)                     3,000         348
   Va Linux Inc. (a)                        150          31
   Yahoo Inc. (a)                           450         195
                                                -----------
                                                      7,181

TELECOMMUNICATIONS - 11.7%
   Alltel Corp.                           6,700         554
   Aspect Communications Corp. (a)        2,900         113
   AT&T Corp.                             8,000         406

                                    SHARES OR   MARKET
                                    PRINCIPAL   VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   BellSouth Corp.                       14,400 $       674
   Broadwing Inc.                        38,600       1,423
   El Sitio Inc. (a)                      2,000          74
   GTE Corp.                              8,000         565
   JDS Uniphase Corp. (a)                 9,600       1,549
   LSI Logic Corp. (a)                   15,650       1,056
   Lucent Technologies Inc.               2,500         187
   MCI WorldCom Inc. (a)                 12,000         637
   Nortel Networks Corp.                  8,950         904
   SBC Communications Inc.               30,500       1,487
   Sycamore Networks Inc. (a)             4,650       1,432
   TeleCorp PCS Inc. (a)                  2,800         107
                                                -----------
                                                     11,168

TOBACCO - 0.4%
   Philip Morris Cos. Inc.                4,000          93
   UST Inc.                              13,500         340
                                                -----------
                                                        433

WATER - 0.4%
   American Water Works Inc.             20,000         424
                                                -----------

     Total Common Stocks
       (cost $75,460)                                85,315
                                                -----------

CORPORATE BONDS - 0.6%

AUTO PARTS & EQUIPMENT - 0.2%
   Magna International Inc.,
    5.00%, 10/15/2005               $   200,000         192

COMMERCIAL SERVICES - 0.2%
   Interim Services Inc., 4.50%,
   06/01/2005                           135,000         119

HEALTHCARE - 0.1%
   Alpharma Inc., 3.00%, 06/01/2006
     (c)                                100,000         107

HOUSEHOLD PRODUCTS - 0.1%
   Charming Shoppes Inc., 7.50%,
    07/15/2006                          150,000         153
                                                -----------

     Total Corporate Bonds
       (cost $570)                                      571
                                                -----------

PREFERRED STOCKS - 1.8%

BANKS - 0.1%
   Jefferson-Pilot "NB" ACES                800          67

COMMERCIAL SERVICES - 0.2%
   Carriage Services Capital Trust (c)    3,300          84
   Hercules Trust II                        200         150
                                                -----------
                                                        234

COSMETICS & PERSONAL CARE - 0.4%
   Estee Lauder Companies Inc. -
    TRACES II                             3,700         351

DIVERSIFIED FINANCIAL SERVICES -
0.5%
   Sovereign Bancorp Capital Trust II     3,200         157
   Wendy's International Inc.             8,000         383
                                                -----------
                                                        540

                     See notes to the financial statements.

                          JNL/EAGLE CORE EQUITY SERIES

                                    SHARES OR   MARKET
                                    PRINCIPAL   VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

ELECTRIC - 0.3%
   Reliant Energy                         2,400 $       289

FOOD - 0.3%
   Ralston Purina Co.                     7,000         256
                                                -----------

     Total Preferred Stocks
       (cost $1,833)                                  1,737
                                                -----------



                                    SHARES OR   MARKET
                                    PRINCIPAL   VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 8.5%

MONEY MARKET FUNDS - 8.5%
   Dreyfus Cash Management Plus,
    5.53% (b)                         4,718,414 $     4,719
   Dreyfus Government Cash
   Management, 5.08% (b)              3,444,194       3,444
                                                -----------

     Total Short Term Investments
       (cost $8,163)                                  8,163
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $86,026)                               $    95,786
                                                ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.
(c)  144a security. Certain conditions for public sale may exist.

ACES - Automatic common exchange securities.
TRACES - Trust automatic common exchange securities.


Based on the cost of investments of $86,410 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $14,323, the gross unrealized depreciation was $4,947 and the net unrealized appreciation on investments was $9,376.


SUMMARY OF WRITTEN CALL OPTIONS FOR THE YEAR ENDED DECEMBER 31, 1999:

                                                        Number       Premium
                                                        of           (000's)
                                                        Contracts
                                                        ----------  -----------
Options outstanding at December 31, 1998 ............           36  $       10
Options expired during the period ...................          (36)        (10)
                                                        ----------  -----------
Options outstanding at December 31, 1999 ............           --  $       --
                                                        ==========  ===========


                     See notes to the financial statements.

                       JNL/EAGLE SMALLCAP EQUITY SERIES
                       EAGLE ASSET MANAGEMENT, INC.
                       BERT L. BOKSEN
[EAGLE ASSET MANAGEMENT INC. LOGO]

OBJECTIVE:

JNL/Eagle SmallCap Equity Series seeks long-term capital appreciation by investing primarily in equity securities of smaller companies which are believed to offer potential for rapid growth.

MONEY MANAGER COMMENTARY:

1999 was characterized by an extremely narrow market, propelled by a "growth at any price" investing mentality and zealous investor interest primarily in technology, telecom and Internet stocks. The S&P 500 Index was up over 20% for the year, while the average stock that comprised that Index gained barely 1% for the year and was down by over 25% from its 1999 peak. Interest rates also played a key role in last year's equity market activity. While corporate earnings were generally good, the relentless rise in interest rates resulted in a significant decline in the price-to-earnings ratios of most non-technology companies.

For the year, the Series returned 19.27%, while the Russell 2000 Index returned 21.35%.

During the first quarter of 1999, we saw investors respond to 1998's strong fourth quarter either by jumping into "stable" large cap growth stocks or Internet companies. Consequently, the larger indices experienced a quarter of positive returns, driven only by a few select stocks.

The second quarter, however, brought a dramatic rebound for the small cap market, as investors scooped up fast growing small cap stocks at historically low relative prices. In addition, many companies also recognized the compelling valuations of small cap stocks as evidenced by the large number of announced share repurchases and corporate acquisitions among smaller companies. These factors helped make the second quarter the strongest quarter for the Series since its inception in September of 1996.

Unfortunately, in the third quarter of 1999, the tides turned and small cap stocks again fell out of favor as investor's preference for the Internet and large cap growth stocks returned. We would see this narrowing of interest in the market also pervade the fourth quarter.

Although the Series had a strong fourth quarter returning 18.63%, it would have fared even better had investors not been using a "growth at any price" investing mentality. Our "growth at a reasonable price" investment discipline requires that we only invest in companies that actually make money. This limited some of the upside potential performance of the Series for the fourth quarter and the year as a whole as momentum investing has taken hold and many of the best performing small cap stocks for the quarter and the year were those that had little or no earnings. For the quarter, small cap technology stocks gained 64.7% and small cap Internet companies rose 110.7% as the small cap technology sector posted its best quarter ever, capping off its best year ever since the inception of the Russell 2000 Index in 1979.

Toward the end of the year, we began to see some broadening in the small cap market and, while technology and Internet stocks are still leading the market, the balance of small cap stocks were, for the most part, no longer declining. A continued broadening of the small cap market would be very positive for our investment style.

We expect share repurchase activity to continue throughout the year 2000 as long as small cap stocks remain historically cheap on a comparative basis. Similarly, we expect many of these same under appreciated small cap companies to be acquired by larger companies looking for ways to add to their top line revenue growth. During the first quarter of 2000, we intend to reduce our exposure to consumer stocks, with an eye toward increasing our healthcare exposure. The Series currently trades at about 17.6 times trailing earnings with a 20 percent forecasted earnings growth rate. It is this compelling relative valuation which gives us confidence that the Series is well positioned to capitalize on the long overdue resurgence in the small cap market that we believe will finally occur in the year 2000.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/EAGLE SMALLCAP EQUITY SERIES AND THE RUSSELL 2000 INDEX

[LINE GRAPH]

                                                              JNL/EAGLE SMALLCAP EQUITY SERIES          RUSSELL 2000 INDEX
                                                              --------------------------------          ------------------
9/16/1996                                                                  10000                              10000
12/31/1996                                                                 11540                              10639
                                                                           11340                              10091
                                                                           13490                              11722
                                                                           16120                              13462
12/31/1997                                                                 14730                              13004
                                                                           17140                              14346
                                                                           15970                              13520
                                                                           12150                              10784
12/31/1998                                                                 14904                              12557
                                                                           13134                              11874
                                                                           16996                              13717
                                                                           14985                              12848
12/31/1999                                                                 17776                              15238

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           19.27%
                       Since inception*........                           19.09%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date September 16, 1996.

JNL/EAGLE SMALLCAP EQUITY SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $51,267)                    $      61,325
Cash                                                    124
Receivables:
  Dividends and interest                                 24
  Fund shares sold                                       88
                                              --------------
TOTAL ASSETS                                         61,561
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                          46
  Administrative fees                                     5
  Fund shares redeemed                                    6
                                              --------------
TOTAL LIABILITIES                                        57
                                              --------------

NET ASSETS                                    $      61,504
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $      52,254
Undistributed net investment income                       -
Accumulated net realized loss on
  investments                                          (808)
Net unrealized appreciation on investments           10,058
                                              ==============
                                              $      61,504
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                         3,624
                                              ==============

NET ASSET VALUE PER SHARE                     $       16.97
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $         146
  Interest                                              148
  Securities lending income                              18
                                              --------------
TOTAL INVESTMENT INCOME                                 312
                                              --------------

EXPENSES
  Advisory fees                                         424
  Administrative fees                                    44
                                              --------------
TOTAL EXPENSES                                          468
                                              --------------
NET INVESTMENT LOSS                                    (156)
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                      1,543
Net change in unrealized appreciation
  on investments                                      8,269
                                              --------------
NET REALIZED AND UNREALIZED GAINS                     9,812
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $       9,656
                                              ==============


                     See notes to the financial statements.

JNL/EAGLE SMALLCAP EQUITY SERIES

Statements of Changes in Net Assets
(in thousands)



                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment loss ..........................................................                  $        (156)  $         (98)
  Net realized gain (loss) on investments ......................................                          1,543             (66)
  Net change in unrealized appreciation on investments .........................                          8,269             353
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                          9,656             189
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                             --              --
  From net realized gains on investment transactions ...........................                         (2,409)           (197)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                         (2,409)           (197)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         42,116          31,146
  Reinvestment of distributions ................................................                          2,409             197
  Cost of shares redeemed ......................................................                        (25,221)         (9,875)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         19,304          21,468
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         26,551          21,460
NET ASSETS BEGINNING OF PERIOD .................................................                         34,953          13,493
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $      61,504   $      34,953
                                                                                                  ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                  $          --   $          --
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                          2,762           2,110
     Reinvestment of distributions .............................................                            144              13
     Shares redeemed ...........................................................                         (1,641)           (681)
                                                                                                  --------------  --------------
     Net increase ..............................................................                          1,265           1,442
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $      41,952   $      31,520
     Proceeds from sales of securities .........................................                         25,958          11,177


                     See notes to the financial statements.

JNL/EAGLE SMALLCAP EQUITY SERIES

Financial Highlights

                                                                                                                      PERIOD FROM
                                                                                                                     SEPTEMBER 16,
                                                                                                                        1996* TO
                                                                              YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                                                                     1999              1998             1997              1996
                                                               ----------------- ----------------- ---------------- ----------------
Selected Per Share Data

Net asset value, beginning of period ............................   $    14.82      $     14.73      $     11.54      $    10.00
                                                                    ----------      -----------      -----------      ----------
Income from operations:
Net investment loss .............................................        (0.04)           (0.06)           (0.07)          (0.01)
Net realized and unrealized gains on investments ................         2.88             0.23             3.26            1.55
                                                                    ----------      -----------      -----------      ----------
Total income from operations ....................................         2.84             0.17             3.19            1.54
                                                                    ----------      -----------      -----------      ----------

Less distributions:
From net investment income ......................................           --               --               --              --
From net realized gains on investment transactions ..............        (0.69)           (0.08)              --              --
                                                                    ----------      -----------      -----------      ----------
Total distributions .............................................        (0.69)           (0.08)              --              --
                                                                    ----------      -----------      -----------      ----------
Net increase ....................................................         2.15             0.09             3.19            1.54
                                                                    ----------      -----------      -----------      ----------

Net asset value, end of period ..................................   $    16.97      $     14.82      $     14.73      $    11.54
                                                                    ==========      ===========      ===========      ==========

Total Return (a) ................................................        19.27 %           1.18 %          27.64 %         15.40 %

Ratios and Supplemental Data:
Net assets, end of period (in thousands) ........................   $   61,504      $    34,953      $    13,493      $    1,944
Ratio of expenses to average net assets (b) .....................         1.05 %           1.10 %           1.10 %          1.10 %
Ratio of net investment loss to average net assets (b) ..........        (0.35)%          (0.42)%          (0.54)%         (0.26)%
Portfolio turnover ..............................................        61.69 %          51.90 %          60.78 %         28.01 %


Ratio information assuming no expense reimbursement:
Ratio of expenses to average net assets (b) .....................         n/a              1.17 %           1.51 %          4.77 %
Ratio of net investment loss to average net assets (b) ..........         n/a             (0.49)%          (0.95)%         (3.93)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                        JNL/EAGLE SMALLCAP EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 97.3%

ADVERTISING - 2.5%
   Catalina Marketing Corp. (a)          13,500 $     1,563

BIOTECHNOLOGY - 1.9%
   Collateral Therapeutics Inc. (a)      60,000       1,148

COMMERCIAL SERVICES - 12.2%
   CDI Corp. (a)                         30,000         724
   Interim Services Inc. (a)             50,000       1,238
   Iron Mountain Inc. (a)                50,000       1,966
   MPW Industrial Services Group         30,000         238
   Inc. (a)
   Quebecor Printing Inc.                41,860         931
   RCM Technologies Inc. (a)             32,500         561
   Steiner Leisure Ltd. (a)              40,000         667
   Strayer Education Inc.                39,750         785
   Wackenhut Corp.                       35,000         361
                                                -----------
                                                      7,471


COMPUTERS - 5.9%
   Bell & Howell Co. (a)                 30,000         954
   Sykes Enterprises Inc. (a)            60,000       2,633
                                                -----------
                                                      3,587

DIVERSIFIED FINANCIAL SERVICES -
4.6%
   Dain Rauscher Corp.                   40,250       1,872
   Southwest Securities Group Inc.       34,375         941
                                                -----------
                                                      2,813

ELECTRICAL COMPONENTS & EQUIPMENT - 6.1%
   Artesyn Technologies Inc. (a)         80,000       1,680
   C-COR.net Corp. (a)                    7,000         536
   Interlink Electronics Inc. (a)        15,000         881
   Universal Electronics Inc. (a)        13,500         621
                                                -----------
                                                      3,718

ELECTRONICS - 11.5%
   Ampex Corp. (a)                      169,200         920
   Coherent Inc. (a)                     50,000       1,338
   Gentex Corp. (a)                      27,000         749
   OYO Geospace Corp. (a)                25,000         256
   Pioneer-Standard Electronics Inc.     40,000         578
   Sawtek Inc. (a)                       48,000       3,195
                                                -----------
                                                      7,036

ENTERTAINMENT - 1.3%
   World Wrestling Federation
    Entertainment Inc. (a)               46,500         802

ENVIRONMENTAL CONTROL - 1.0%
   IMCO Recycling Inc.                   50,000         631

HEALTHCARE - 0.4%
   Horizon Health Corp. (a)              35,000         249

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                        AMOUNT   (000'S)
-----------------------------------------------------------

HOUSEHOLD PRODUCTS - 1.8%
   Windmere-Durable Holdings Inc.(a)     66,000 $     1,122

LODGING - 0.2%
   Lodgian Inc. (a)                      22,000         110

MANUFACTURING - 0.4%
   Lasersight Inc. (a)                   25,000         250

MEDIA - 2.4%
   Mail-Well Inc. (a)                    61,000         824
   Radio Unica Corp. (a)                 22,500         649
                                                -----------
                                                      1,473

OIL & GAS PRODUCERS - 1.8%
   Chieftain International Inc. (a)      20,000         345
   Patterson Energy Inc. (a)             60,000         780
                                                -----------
                                                      1,125

PHARMACEUTICALS - 0.7%
   Bergen Brunswig Corp.                 55,000         457

REAL ESTATE - 0.5%
   Meristar Hospitality Corp.            21,000         336

RETAIL - 8.7%
   Cash America International Inc.       45,000         439
   Genesco Inc. (a)                      55,000         715
   Guitar Center Inc. (a)                74,000         745
   Hughes Supply Inc.                    40,000         862
   Micro Warehouse Inc. (a)              67,000       1,239
   Musicland Stores Corp. (a)            50,000         422
   Outback Steakhouse Inc. (a)           20,000         519
   Sunglass Hut International Inc.(a)    32,500         366
                                                -----------
                                                      5,307

SAVINGS & LOANS - 0.9%
   Commercial Federal Corp.              30,000         534

SEMICONDUCTORS - 3.2%
   Burr-Brown Corp. (a)                  54,750       1,978

SOFTWARE - 22.6%
   Avid Technology Inc. (a)              60,000         780
   BSQUARE Corp. (a)                     30,000       1,258
   Complete Business Solutions Inc.(a)   20,000         502
   Concur Technologies Inc. (a)          10,000         290
   Datastream Systems Inc. (a)          110,000       2,702
   GRIC Communications Inc. (a)          20,400         518
   INSpire Insurance Solutions Inc.(a)   90,000         413
   Medical Manager Corp. (a)             31,561       2,659
   Omega Research Inc. (a)               70,000         420
   Pervasive Software Inc. (a)           41,000         694
   Transaction Systems Architects
     Inc. (a)                            50,000       1,400
   Wind River Systems Inc. (a)           53,000       1,948
   XPedior Inc. (a)                       9,900         285
                                                -----------
                                                     13,869


                     See notes to the financial statements.

                        JNL/EAGLE SMALLCAP EQUITY SERIES

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

TELECOMMUNICATIONS - 6.7%
   EMS Technologies Inc. (a)             91,700 $     1,077
   Genesys Telecomm Labs Inc. (a)        25,000       1,350
   Paradyne Networks Corp. (a)           40,000       1,090
   Splitrock Services Inc. (a)           30,000         596
                                                -----------
                                                     $4,113
                                                -----------

     Total Common Stocks
       (cost $49,634)                                59,692
                                                -----------


SHORT TERM INVESTMENT - 2.7%

MONEY MARKET FUND - 2.7%
   Dreyfus Cash Management Plus,
    5.53% (b)                         1,632,863       1,633
                                                -----------

     Total Short Term Investment
       (cost $1,633)                                  1,633
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $51,267)                               $    61,325
                                                ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.


Based on the cost of investments of $51,339 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $16,623, the gross unrealized depreciation was $6,637 and the net unrealized appreciation on investments was $9,986.

                     See notes to the financial statements.

                                JNL/J.P. MORGAN INTERNATIONAL & EMERGING
                                   MARKETS SERIES
                                J.P. MORGAN INVESTMENT MANAGEMENT INC.
[JP MORGAN LOGO]                TEAM MANAGEMENT

OBJECTIVE:

JNL/J.P. Morgan International & Emerging Markets Series seeks as its investment objective to provide high total return by investing in a portfolio of equity securities of foreign companies in developed and, to lesser extent, developing markets.

MONEY MANAGER COMMENTARY:

Equity markets ended 1999 significantly higher, with the last quarter being particularly strong. Much of the year's strength is attributable to the technology and telecommunications sector, which drove performance in most of the world's markets. As a consequence, performance tended to be very narrow with most markets lacking breadth. Encouragingly, the international (non-U.S.) markets outperformed the U.S. The Series' benchmark, the MSCI All Country World (ex U.S.) Index, returned 29.68%. For the year, the Series return of 38.02% significantly outperformed the benchmark.

The Series emphasizes stock selection as the primary source of added value. Stocks are selected on a bottom-up basis, with the aim of investing in the most attractively priced stocks in each sector. Positive performers included Mannesmann AG, which saw its price rise significantly following a hostile bid for Vodafone and Softbank, which is predominantly an internet holding company. With an impressive portfolio of unlisted and listed Internet holdings, including shares of Yahoo, E*Trade and other internet companies worldwide, Softbank looks well positioned to benefit from the expected take-off of e-commerce in Japan.

We believe that there will be continued global growth for the Year 2000, combined with moderate inflation expectations, bodes well for the outlook for international markets.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES AND THE
MSCI ALL COUNTRY WORLD (EX U.S.) INDEX

[LINE GRAPH]

                                                              JNL/J.P. MORGAN INTERNATIONAL &    MSCI ALL COUNTY WORLD (EX U.S.)
                                                                  EMERGING MARKETS SERIES                     INDEX
                                                              -------------------------------    -------------------------------
3/02/1998                                                                  10000                              10000
3/31                                                                       10490                              10322
6/30                                                                       10230                              10092
9/30                                                                        8140                               8525
12/31/1998                                                                  9876                              10211
3/31                                                                       10278                              10432
6/30                                                                       11022                              10927
9/30                                                                       11656                              11237
12/31/1999                                                                 13631                              13242

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           38.02%
                       Since inception*........                           18.38%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $6,128)                     $       7,625
Cash                                                      1
Foreign currency                                        143
Receivables:
  Dividends and interest                                  6
  Forward currency contracts                             13
  Foreign taxes recoverable                               7
                                              --------------
TOTAL ASSETS                                          7,795
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                           6
  Administrative fees                                     1
  Forward currency contracts                             11
                                              --------------
TOTAL LIABILITIES                                        18
                                              --------------

NET ASSETS                                    $       7,777
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $       6,048
Undistributed net investment income                      12
Accumulated net realized gain on
  investments and foreign currency
  related items                                         199
Net unrealized appreciation (depreciation)
on:
  Investments                                         1,497
  Futures contracts                                      22
  Foreign currency related items                         (1)
                                              --------------
                                              $       7,777
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                           591
                                              ==============

NET ASSET VALUE PER SHARE                     $       13.15
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $         103
  Interest                                                6
  Foreign taxes withheld                                (14)
                                              --------------
TOTAL INVESTMENT INCOME                                  95
                                              --------------

EXPENSES
  Advisory fees                                          58
  Administrative fees                                     6
                                              --------------
TOTAL EXPENSES                                           64
                                              --------------
NET INVESTMENT INCOME                                    31
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain on:
  Investments                                           459
  Futures contracts                                      47
  Foreign currency related items                        104
Net change in unrealized appreciation
(depreciation) on:
  Investments                                         1,410
  Futures contracts                                      22
  Foreign currency related items                        (26)
                                              --------------
NET REALIZED AND UNREALIZED GAINS                     2,016
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $       2,047
                                              ==============

                     See notes to the financial statements.

JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

Statements of Changes in Net Assets
(in thousands)

                                                                                                                    PERIOD FROM
                                                                                                                      MARCH 2,
                                                                                                     YEAR ENDED       1998* TO
                                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                                        1999            1998
                                                                                                   --------------- ---------------

        OPERATIONS
          Net investment income ................................................                   $          31   $          37
          Net realized gain (loss) on:
            Investments ........................................................                             459            (196)
            Futures contracts ..................................................                              47              --
            Foreign currency related items .....................................                             104             (12)
          Net change in unrealized appreciation (depreciation) on:
            Investments ........................................................                           1,410              87
            Futures contracts ..................................................                              22              --
            Foreign currency related items .....................................                             (26)             25
                                                                                                   --------------- ---------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..................                           2,047             (59)
                                                                                                   --------------- ---------------

        DISTRIBUTIONS TO SHAREHOLDERS
          From net investment income ...........................................                            (118)            (28)
          From net realized gains on investment transactions ...................                            (113)             --
                                                                                                   --------------- ---------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................                            (231)            (28)
                                                                                                   --------------- ---------------

        SHARE TRANSACTIONS(1)
          Proceeds from the sale of shares .....................................                           1,868           5,080
          Reinvestment of distributions ........................................                             231              28
          Cost of shares redeemed ..............................................                          (1,135)            (24)
                                                                                                   --------------- ---------------
        NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .....................                             964           5,084
                                                                                                   --------------- ---------------

        NET INCREASE IN NET ASSETS .............................................                           2,780           4,997

        NET ASSETS AT BEGINNING OF PERIOD ......................................                           4,997              --
                                                                                                   --------------- ---------------

        NET ASSETS END OF PERIOD ...............................................                   $       7,777   $       4,997
                                                                                                   =============== ===============

        UNDISTRIBUTED (ACCUMULATED) NET INVESTMENT INCOME (LOSS) ...............                   $          12   $          (3)
                                                                                                   =============== ===============

   (1)SHARE TRANSACTIONS:

     Shares sold ...............................................................                             165             509
     Reinvestment of distributions .............................................                              17               3
     Shares redeemed ...........................................................                            (100)             (3)
                                                                                                   --------------  --------------
     Net increase ..............................................................                              82             509
                                                                                                   ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                   $       4,860   $      12,827
     Proceeds from sales of securities .........................................                           3,728           8,112

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

Financial Highlights

                                                                                                                   PERIOD FROM
                                                                                                                     MARCH 2,
                                                                                                   YEAR ENDED        1998* TO
                                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                                      1999             1998
                                                                                                 --------------- -----------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $     9.82      $    10.00
                                                                                                 --------------- -----------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                       0.06            0.08
  Net realized and unrealized gains (losses) on investments, futures contracts
    and foreign currency related items .........................................                       3.67            (0.20)
                                                                                                 --------------- -----------------
  Total income (loss) from operations ..........................................                       3.73            (0.12)
                                                                                                 --------------- -----------------
LESS DISTRIBUTIONS:
  From net investment income ...................................................                     (0.21)           (0.06)
  From net realized gains on investment transactions ...........................                     (0.19)              --
                                                                                                 --------------- -----------------
  Total distributions ..........................................................                     (0.40)           (0.06)
                                                                                                 --------------- -----------------
  Net increase (decrease) ......................................................                      3.33            (0.18)
                                                                                                 --------------- -----------------
NET ASSET VALUE, END OF PERIOD .................................................                 $   13.15       $     9.82
                                                                                                 =============== =================
TOTAL RETURN (A) ...............................................................                     38.02 %          (1.24)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $  7,777        $    4,997
  Ratio of expenses to average net assets (b) ..................................                    1.075 %           1.125 %
  Ratio of net investment income to average net assets (b) .....................                     0.53 %            0.62 %
  Portfolio turnover ...........................................................                    66.82 %          231.88 %

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT:
  Ratio of expenses to average net assets (b) ..................................                      n/a              2.64 %
  Ratio of net investment loss to average net assets (b) .......................                      n/a             (0.90)%

--------------------------------------------------------------------------------
*      Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

             JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 94.7%

AIRLINES - 0.7%
   British Airways Plc                    7,900 $        51

AUTO MANUFACTURERS - 1.3%
   Honda Motor Co. Ltd.                   1,000          37
   Suzuki Motor Co. Ltd.                  2,000          29
   Volkswagen AG                            600          34
                                                -----------
                                                        100

BANKS - 13.3%
   Banco Bilbao Vizcaya SA                2,500          35
   Banco Pinto & Sotto Mayor SA           1,812          39
   Banco Santander Central Hispano SA     6,700          75
   Bank Austria AG                          700          39
   Banque Nationale de Paris              1,602         147
   DBS Group Holdings Ltd.                5,440          89
   Entrium Direct Bankers AG (a)            500           8
   ForeningsSparbanken AB                 2,000          29
   Fuji Bank Ltd.                         8,000          78
   H&CB - GDR (a)                           900          28
   ING Groep NV                           1,281          77
   Lloyds TSB Group Plc                   1,900          24
   Mitsui Trust & Banking Co. Ltd.       18,000          41
   National Australia Bank Ltd.           2,800          77
   Overseas Union Bank Ltd.              10,392          61
   Royal Bank of Canada                     750          33
   Sparebanken NOR                        1,620          38
   UBS AG                                   280          75
   Woolwich Plc                           4,019          22
                                                -----------
                                                      1,015

BEVERAGES - 0.6%
   Anglian Water Plc                      2,400          22
   Asahi Breweries Ltd.                   2,000          22
                                                -----------
                                                         44

BUILDING MATERIALS - 1.0%
   Taiheiyo Cement Corp.                 13,000          25
   Tostem Corp.                           3,000          54
                                                -----------
                                                         79

CHEMICALS - 3.3%
   Akzo Nobel NV                            800          40
   BASF AG                                  450          23
   Celanese AG (a)                          140           3
   Daicel Chemical Industries Ltd.       13,000          36
   Mitsubishi Chemical Corp.             21,000          74
   Rhodia SA                              3,203          72
                                                -----------
                                                        248

COMMERCIAL SERVICES - 0.8%
   Vedior NV                              1,108          11
   Vivendi                                  519          47
                                                -----------
                                                         58

COMPUTERS - 2.4%
   Fujitsu Ltd.                           4,000         182

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COSMETICS & PERSONAL CARE - 1.3%
   Christian Dior SA                        400 $        99

DIVERSIFIED FINANCIAL SERVICES - 1.3%
   Guoco Group Ltd.                       6,000          18
   ICICI Ltd. - ADR (a)                   2,121          31
   ICICI Ltd. - ADR (a)                     279           4
   Unicredito Italiano SpA                9,000          44
                                                -----------
                                                         97

ELECTRIC - 2.6%
   Enersis SA - ADR                       1,400          33
   First Philippine Holdings Corp.       28,800          25
   Hongkong Electric Holdings Ltd.       33,900         106
   Huaneng Power International Inc.      28,000           7
   Huaneng Power International Inc.
     - ADR                                2,200          23
                                                -----------
                                                        194

ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
   National Power Plc                     3,000          17

ELECTRONICS - 2.5%
   Koninklijke Philips Electronics NV     1,384         187

ENGINEERING & CONSTRUCTION - 3.5%
   ABB Ltd. (a)                             593          72
   ACS SA                                 1,500          35
   Compagnie de Saint-Gobain                171          32
   Suez Lyonnaise des Eaux                  820         131
                                                -----------
                                                        270

FOOD - 3.4%
   Bary Callebaut AG                        100          15
   Greencore Group Plc                    4,700          14
   Groupe Danone                            132          31
   Laurus NV                              2,792          50
   Nestle SA                                 45          82
   PIC International Group Plc (a)       14,000           9
   Tate & Lyle Plc                        9,000          58
                                                -----------
                                                        259

FOREST PRODUCTS & PAPER - 1.3%
   Fletcher Challenge Paper              21,800          15
   Stora Enso Oyj                         5,038          86
                                                -----------
                                                        101

HOLDINGS COMPANIES - DIVERSIFIED -
0.5%
   South African Breweries Plc            3,534          36

HOME FURNISHINGS - 2.3%
   SONY Corp.                               600         178

HOUSEHOLD PRODUCTS - 0.5%
   Unilever Plc                           5,625          41

INSURANCE - 4.6%
   Allied Zurich Plc                      7,950          94
   AXA                                      140          19
   Bayerische Vita SpA                    1,300          10
   Norwich Union Plc                      4,400          33


                     See notes to the financial statements.

             JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Royal & Sun Alliance Insurance
   Group Plc                              8,245  $       63
   Sampo Insurance Co. Ltd. - Class A       900          31
   Swiss Re                                  50         102
                                                -----------
                                                        352

IRON & STEEL - 1.0%
   Acerinox SA                            1,100          44
   Nisshin Steel Co. Ltd.                28,000          31
                                                -----------
                                                         75

MACHINERY - 1.4%
   Mannesmann AG                            450         108

MANUFACTURING - 2.2%
   Mitsubishi Corp.                      11,000          85
   Stinnes AG (a)                           700          15
   Toppan Forms Co. Ltd.                    700          19
   Veba AG                                1,060          51
                                                -----------
                                                        170

MEDIA - 4.7%
   ABS-CBN Broadcasting Corp. - ADR
   (a)                                   27,500          34
   Grupo Televisa SA - GDR (a)            1,400          96
   Mediaset SpA                           3,000          46
   News Corp. Ltd.                       10,700         104
   Wolters Kluwer NV                      2,400          81
                                                -----------
                                                        361

METALS & MINING - 1.7%
   North Ltd.                            55,900         131

OIL & GAS PRODUCERS - 6.0%
   Coflexip SA                              600          43
   Shell Transport & Trading Co.          9,400          78
   Surgutneftegaz - ADR                   5,200          74
   Total Fina SA                          1,520         202
   Total Fina SA - Class B                  430          58
                                                -----------
                                                        455

PHARMACEUTICALS - 6.7%
   Aventis SA                             1,050          61
   Glaxo Wellcome Plc                     2,400          68
   Merck KGaA                               600          19
   Roche Holding AG                           8          94
   Schering AG                            1,085         131
   Takeda Chemical Industries Ltd.        1,396          68
   Yamanouchi Pharmaceutical Co. Ltd.     2,000          70
                                                -----------
                                                        511

REAL ESTATE - 0.5%
   Consorico Ara SA (a)                  22,500          37

RETAIL - 3.4%
   Carrefour SA                             420          77
   Ito-Yakado Co. Ltd.                    1,000         108
   Tesco Plc                             11,300          34
   Vendex KBB NV                          1,570          42
                                                -----------
                                                        261

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SEMICONDUCTORS - 4.9%
   Chartered Semiconductor
    Manufacturing - ADR (a)                 800 $        58
   Rohm Co. Ltd.                            500         205
   STMicroelectronics NV                    731         112
                                                -----------
                                                        375

SOFTWARE - 4.0%
   Softbank Corp.                           300         287
   WWL Internet AG (a)                      636          19
                                                -----------
                                                        306

TELECOMMUNICATIONS - 7.8%
   Cable and Wireless Plc                 6,500         110
   Compania Anonima Nacional
     Telefonos de Venezuela - ADR         1,200          29
   Eircom Plc                             2,900          13
   Embratel Participacoes SA - ADR        5,700         155
   Indra Sistemas SA                      1,818          34
   Portugal Telecom SA                    4,000          44
   Swisscom AG                              270         109
   Telecom Italia SpA                    17,200         104
                                                -----------
                                                        598

TOBACCO - 0.3%
   British American Tobacco Plc           3,800          21

TRANSPORTATION - 2.7%
   Neptune Orient Lines Ltd.             40,000          54
   Nippon Yusen Kabushiki Kaisha         13,000          53
   Railtrack Group Plc - ADR              2,100          35
   Stolt-Nielsen SA                       1,500          26
   West Japan Railway Co.                    11          39
                                                -----------
                                                        207
                                                -----------

     Total Common Stocks
       (cost $5,822)                                  7,224
                                                -----------

PREFERRED STOCKS - 1.0%

AUTO MANUFACTURERS - 0.2%
   Volkswagen AG                            370          12

MEDIA - 0.8%
   News Corp. Ltd.                        7,300          62
                                                -----------

     Total Preferred Stocks
       (cost $31)                                        74
                                                -----------

CORPORATE BONDS - 2.3%

ELECTRIC - 0.9%
   Huaneng Power International Plc,
    1.75%, 05/21/2004               $    65,000          66

TELECOMMUNICATIONS - 1.4%
  Telefonica Europe BV,
    2.00%, 07/15/2002                    44,000         111
                                                -----------

     Total Corporate Bonds
       (cost $125)                                      177
                                                -----------


                     See notes to the financial statements.

             JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 2.0%

MONEY MARKET FUND - 1.3%
   Dreyfus Cash Management Plus,
    5.53% (b)                           100,304 $       100


U.S. TREASURY SECURITY - 0.7%
   U.S. Treasury Bill, 4.975%,
    03/02/2000 (c)                   $    50,000         50
                                                -----------

     Total Short Term Investments
       (cost $150)                                      150
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $6,128)                                $     7,625
                                                ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.
(c) Security has been pledged to cover margin requirements for open futures contracts.


Based on the cost of investments of $6,167 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $1,827, the gross unrealized depreciation was $369 and the net unrealized appreciation on investments was $1,458.


FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 1999 (IN THOUSANDS):

                              CURRENCY
                               UNITS
 CURRENCY PURCHASED/SOLD     PURCHASED         CURRENCY       UNREALIZED
   AND SETTLEMENT DATE         (SOLD)         VALUE IN $      GAIN (LOSS)
                                                 U.S.
--------------------------- -------------    --------------  --------------
  Australian Dollar 03/14/00         (174)    $      (114)   $          (2)
  British Pound     03/14/00          325              523              (4)
  Canadian Dollar   03/14/00          380              263               5
  Danish Krone      03/14/00          209               28              (1)
  Euro              03/14/00          135              136              (1)
  Euro              03/14/00         (294)            (297)              7
  Hong Kong Dollar  03/14/00          198               26              --
  Japanese Yen      03/14/00       18,198              180              --
  Japanese Yen      03/14/00      (10,000)             (98)             (1)
  Norwegian Krone   03/14/00         (221)             (28)             --
  Swedish Krona     03/14/00          658               77              (2)
  Swiss Franc       03/14/00          (86)             (54)              1
  Singapore Dollar  03/14/00         (124)             (75)             --
  South African
  Rand              03/14/00          137               22              --
                                             ==============  ==============
                                             $         589   $           2
                                             ==============  ==============

                     See notes to the financial statements.

             JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

                          SCHEDULE OF FUTURES CONTRACTS
                                DECEMBER 31, 1999

   CONTRACTS                                               UNREALIZED
                                                          APPRECIATION
                                                             (000'S)
   ($100,000
 PER CONTRACT)
                                                          --------------
       1        CAC 40 Index Future
                  Expiration January 2000                 $         5
       2        FTSE 100 Index Future
                  Expiration March 2000                             8
       1        TOPIX Index Future
                  Expiration March 2000                             9
                                                          --------------
                                                          $        22
                                                          ==============


SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 1999:

                                      % OF INVESTMENT      MARKET VALUE
  COUNTRY                                SECURITIES           (000'S)
-------------------------------------------------------- ------------------
  Australia                                        4.9%       $       375
  Austria                                          0.5%                39
  Brazil                                           2.0%               155
  Canada                                           0.4%                33
  Chile                                            0.4%                33
  China                                            1.3%                96
  Finland                                          1.5%               118
  France                                          13.4%             1,018
  Germany                                          5.5%               421
  Hong Kong                                        1.6%               124
  India                                            0.5%                35
  Ireland                                          0.4%                27
  Italy                                            2.7%               205
  Japan                                           22.6%             1,720
  Mexico                                           1.7%               133
  Netherlands                                      9.3%               711
  New Zealand                                      0.2%                15
  Norway                                           0.5%                38
  Philippines                                      0.8%                59
  Portugal                                         1.1%                82
  Russia                                           1.0%                74
  Singapore                                        3.4%               262
  South Korea                                      0.4%                28
  Spain                                            2.9%               224
  Sweden                                           1.3%               101
  Switzerland                                      6.3%               477
  United Kingdom                                  10.7%               816
  United States                                    2.3%               176
  Venezuela                                        0.4%                30
                                     ------------------- ------------------
    TOTAL                                        100.0%       $7,625
                                     =================== ==================

                     See notes to the financial statements.

                                JNL/J.P. MORGAN ENHANCED S&P 500
                                   INDEX SERIES
                                J.P. MORGAN INVESTMENT MANAGEMENT INC.
[JP MORGAN LOGO]                TEAM MANAGEMENT

OBJECTIVE:

JNL/J.P. Morgan Enhanced S&P 500 Index Series seeks as its investment objective to provide high total return by investing in a portfolio of equity securities of foreign companies in developed and, to lesser extent, developing markets.

MONEY MANAGER COMMENTARY:

The Series returned 6.85% for the period from inception on May 16, 1999 through December 31, 1999 as compared to 10.82% for its benchmark, the S&P 500 Index.

The U.S. stock market ended the year posting record highs as the Dow Jones Industrial Average climbed to a record 11,497, ending the year up 27%. The S&P 500 Index climbed to a record 1,469 for the year, ending 21% higher. The Nasdaq Composite Index closed at 4,069, ending nearly 86% higher, the largest one-year gain ever for a U.S. stock index.

The third and fourth quarters were difficult ones for Series. In the second half of the year, the equity market reverted back to a very narrow group of outperforming stocks as investors sought out the companies with positive earnings and price momentum.

During the latter half of the year, investors tended to focus on short-term earnings, projecting them forward indefinitely, which was a challenge to the performance of the Series. The investment strategy employed by the Series focuses on normalized earnings and intermediate growth rates, thus it tends not to perform as well in a market environment that we experienced during the latter part of the year. In addition, the Series is well diversified and its risk controls are robust, during times of extreme internal market divergence, even the modest exposures to common risk factors such as price momentum can result in out of scale performance results.

Finally, our analysts depend on accurate financial data from the companies that they cover to set their earnings forecasts. Companies that look attractive to our analysts are overweighted in the Series and in some instances, less than candid disclosures by company management followed by divergent reported earnings resulted in a sharp correction in stock prices. In particular, underperformance in the second half of the year was led by Waste Management, which was overweighted and detracted from relative performance due to the accounting issues discussed above. Strong relative performance in the technology sector added to performance but was more than offset by challenges from the services sector (primarily due to an overweight in Service Corp.) and insurance (an underweight in AIG and an overweight in UnumProvident was pressed by the market's momentum buying in AIG). Additionally, difficulty with American Home Products and diet pill litigation also hurt the Series' performance.

We remain confident in our investment process and risk controls, and expect that the historically wide spread between the most and least attractive companies in our research universe suggests opportunities ahead.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/J.P. MORGAN ENHANCED S&P 500 INDEX SERIES AND THE
S&P 500 INDEX

[LINE GRAPH]

                                                                JNL/J.P. MORGAN ENHANCED S&P
                                                                      500 INDEX SERIES                    S&P 500 INDEX
                                                                ----------------------------              -------------
5/16/1999                                                                  10000                              10000
5/31                                                                        9770                               9723
6/30                                                                       10240                              10263
7/31                                                                        9910                               9943
8/31                                                                        9840                               9893
9/30                                                                        9570                               9622
10/31                                                                      10080                              10231
11/30                                                                      10240                              10439
12/31/1999                                                                 10685                              11054

                       TOTAL RETURN FOR THE PERIOD

                       FROM MAY 16, 1999* TO

                       DECEMBER 31, 1999..........................        6.85%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Commencement of operations.

JNL/J.P. MORGAN ENHANCED S&P 500 INDEX SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)



Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $5,062)                     $        5,338
Receivables:
  Dividends and interest                                   6
  Investment securities sold                               9
                                              --------------
TOTAL ASSETS                                           5,353
                                              --------------

LIABILITIES
Cash overdraft                                             8
Payable:
  Advisory fees                                            4
                                              --------------
TOTAL LIABILITIES                                         12
                                              --------------

NET ASSETS                                    $        5,341
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $        5,053
Undistributed net investment income                       --
Accumulated net realized gain on                          12
investments
Net unrealized appreciation on investments               276
                                              --------------
                                              $        5,341
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                            505
                                              ==============

NET ASSET VALUE PER SHARE                     $        10.58
                                              ==============



Statement of Operations
For the Period Ended December 31, 1999*

INVESTMENT INCOME
  Dividends                                   $           43
  Interest                                                 2
                                              --------------
TOTAL INVESTMENT INCOME                                   45
                                              --------------

EXPENSES
  Advisory fees                                           25
  Administrative fees                                      3
                                              --------------
TOTAL EXPENSES                                            28
                                              --------------
NET INVESTMENT INCOME                                     17
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                          48
Net change in unrealized appreciation
  on investments                                         276
                                              --------------
NET REALIZED AND UNREALIZED GAINS                        324
                                              --------------

  NET INCREASE IN NET ASSETS FROM             $          341
                                              ==============

------------------------------------------------------------
*    For period beginning May 16, 1999 (commencement of operations).

                     See notes to the financial statements.

JNL/J.P. MORGAN ENHANCED S&P 500 INDEX SERIES

Statement of Changes in Net Assets
(in thousands)

                                                                                               PERIOD FROM
                                                                                                 MAY 16,
                                                                                                1999* TO
                                                                                              DECEMBER 31,
                                                                                                  1999
                                                                                              ---------------

OPERATIONS
  Net investment income ........................................................              $          17
  Net realized gain on investments .............................................                         48
  Net change in unrealized appreciation on investments .........................                        276
                                                                                              ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                        341
                                                                                              ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                        (17)
  From net realized gains on investment transactions ...........................                        (36)
                                                                                              ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                        (53)
                                                                                              ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                      5,000
  Reinvestment of distributions ................................................                         53
  Cost of shares redeemed ......................................................                         --
                                                                                              ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                      5,053
                                                                                              ---------------

NET INCREASE IN NET ASSETS .....................................................                      5,341

NET ASSETS BEGINNING OF PERIOD .................................................                          -
                                                                                              ---------------

NET ASSETS END OF PERIOD .......................................................              $       5,341
                                                                                              ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................              $          --
                                                                                              ===============

 (1)SHARE TRANSACTIONs:

   SHARES ISSUED ...............................................................                        500
   REINVESTMENT OF DISTRIBUTIONS ...............................................                          5
   SHARES REDEEMED .............................................................                         --
                                                                                              ----------------
   NET INCREASE ................................................................                        505
                                                                                              ================

PURCHASES AND SALES OF INVESTMENT SECURITIES (EXCLUDING SHORT-TERM SECURITIES):

  PURCHASES OF SECURITIES ......................................................               $       6,533
  PROCEEDS FROM SALES OF SECURITIES ............................................                       1,530

--------------------------------------------------------------------------------
*     Commencement of operations.

                     See notes to the financial statements.

JNL/J.P. MORGAN ENHANCED S&P 500 INDEX SERIES

Financial Highlights

                                                                                               PERIOD FROM
                                                                                                 MAY 16,
                                                                                                1999* TO
                                                                                              DECEMBER 31,
                                                                                                  1999
                                                                                              ---------------
  SELECTED PER SHARE DATA

  NET ASSET VALUE, BEGINNING OF PERIOD .........................................              $        10.00
                                                                                              ---------------
  INCOME FROM OPERATIONS:
    Net investment income ......................................................                        0.03
    Net realized and unrealized gains on investments ...........................                        0.65
                                                                                              ---------------
    Total income from operations ...............................................                        0.68
                                                                                              ---------------

  LESS DISTRIBUTIONS:
    From net investment income .................................................                       (0.03)
    From net realized gain on investment transactions ..........................                       (0.07)
                                                                                              ---------------
    Total distributions ........................................................                       (0.10)
                                                                                              ---------------
    Net increase ...............................................................                        0.58
                                                                                              ---------------

  NET ASSET VALUE, END OF PERIOD ...............................................              $        10.58
                                                                                              ===============

  TOTAL RETURN (A) .............................................................                        6.85%

  RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands) ...................................              $        5,341
    Ratio of expenses to average net assets (b) ................................                        0.90%
    Ratio of net investment income to average net assets (b) ...................                        0.56%
    Portfolio turnover .........................................................                       34.39%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                  JNL/J.P. MORGAN ENHANCED S&P 500 INDEX SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                        SHARES     MARKET
                                        OR           VALUE
                                        PRINCIPAL   (000'S)
                                         AMOUNT
---------------------------------------------------------------

COMMON STOCKS - 99.8%

AEROSPACE & DEFENSE - 1.2%
   Boeing Co.                                    70  $       3
   Honeywell International Inc.                 600         35
   Lockheed Martin Corp.                        700         15
   Raytheon Co. - Class A                       400         10
   Raytheon Co. - Class B                       100          3
                                                   ------------
                                                            66

AGRICULTURE - 0.1%
   IMC Global Inc.                              200          3

AIRLINES - 0.2%
   AMR Corp. (a)                                120          8
   Southwest Airlines Co.                       330          5
                                                   ------------
                                                            13

APPAREL - 0.1%
   Jones Apparel Group Inc. (a)                 100          3
   Nordstrom Inc.                               170          4
                                                   ------------
                                                             7

AUTO MANUFACTURERS - 1.1%
   Ford Motor Co.                             1,030         55
   PACCAR Inc.                                   80          4
                                                   ------------
                                                            59

AUTO PARTS & EQUIPMENT - 0.4%
   Dana Corp.                                   200          6
   Delphi Automotive Systems Corp.              600          9
   Goodyear Tire & Rubber Co.                   200          6
   Lear Corp. (a)                                60          2
                                                   ------------
                                                            23

BANKS - 5.4%
   AmSouth Bancorporation                       300          6
   Associated Banc-Corp.                         50          2
   Bank of America Corp.                      1,500         75
   Bank One Corp.                             1,000         32
   Comerica Inc.                                100          5
   Compass Bancshares Inc.                      100          2
   First Tennessee National Corp.               100          3
   First Union Corp.                          1,000         33
   Firstar Corp.                                800         17
   FirstMerit Corp.                             100          2
   Fleet Boston Financial Corp.                 612         21
   Hibernia Corp.                               120          1
   Huntington Bancshares Inc.                   200          5
   KeyCorp                                      400          9
   M&T Bank Corp.                                10          4
   Mercantile Bankshares Corp.                   50          2
   National City Corp.                          500         12
   North Fork Bancorporation Inc.               100          2
   Paine Webber Group Inc.                      100          4
   Peoples Heritage Financial Group Inc.         70          1
   PNC Bank Corp.                               320         14
   Regions Financial Corp.                      200          5
   Southtrust Corp.                             150          6
   Summit Bancorp                               120          4
   TCF Financial Corp.                           60          1

                                        SHARES     MARKET
                                        OR           VALUE
                                        PRINCIPAL   (000'S)
                                         AMOUNT
---------------------------------------------------------------

   U.S. Bancorp                                 700  $      17
   Union Planters Corp.                         100          4
                                                   ------------
                                                           289

BEVERAGES - 0.6%
   Coca-Cola Co.                                400         23
   PepsiCo Inc.                                 300         11
                                                   ------------
                                                            34

BIOTECHNOLOGY - 1.1%
   Genzyme Corp. General Division (a)           270         12
   Monsanto Co.                               1,000         36
   PE Corp-PE Biosystems Group                  100         12
                                                   ------------
                                                            60

CHEMICALS - 1.3%
   Air Products & Chemicals Inc.                500         17
   Lyondell Chemical Co.                        200          3
   Rohm & Haas Co.                              480         20
   Solutia Inc.                                 200          3
   Union Carbide Corp.                          400         27
                                                   ------------
                                                            70

COMMERCIAL SERVICES - 1.0%
   Cendant Corp. (a)                          1,750         46
   Equifax Inc.                                 270          6
   Service Corp. International                  490          3
                                                   ------------
                                                            55

COMPUTERS - 9.3%
   3Com Corp. (a)                               240         11
   Cisco Systems Inc. (a)                     2,100        225
   Electronic Data Systems Corp.                320         21
   EMC Corp. (a)                                780         85
   International Business Machines Corp.        260         28
   Quantum Corp. - DLT & Storage
   Systems (a)                                  120          2
   Sun Microsystems Inc. (a)                  1,540        119
   Symbol Technologies Inc.                     105          7
                                                   ------------
                                                           498

COSMETICS & PERSONAL CARE - 2.8%
   Gillette Co.                               1,000         41
   Procter & Gamble Co.                         970        106
                                                   ------------
                                                           147

DIVERSIFIED FINANCIAL SERVICES - 3.9%
   Associated First Capital Corp.               630         17
   Bear Stearns Cos. Inc.                       105          4
   CIT Group Inc.                               200          4
   Citigroup Inc.                               400         22
   Countrywide Credit Industries Inc.           100          3
   Fannie Mae                                   700         44
   Finova Group Inc.                             50          2
   Franklin Resources Inc.                      200          6
   Freddie Mac                                  700         33
   Goldman Sachs Group Inc.                     290         27
   Household International Inc.                 400         15
   Merrill Lynch & Co. Inc.                     310         26
   TD Waterhouse Group Inc. (a)                 300          5
                                                   ------------
                                                           208

                     See notes to the financial statements.

                  JNL/J.P. MORGAN ENHANCED S&P 500 INDEX SERIES

                                        SHARES     MARKET
                                        OR           VALUE
                                        PRINCIPAL   (000'S)
                                         AMOUNT
---------------------------------------------------------------

ELECTRIC - 2.1%
   Allegheny Energy Inc.                        140  $       4
   Carolina Power & Light Co.                   300          9
   Central & South West Corp.                   600         12
   Cinergy Corp.                                150          4
   CMS Energy Corp.                             110          3
   Dominion Resources Inc.                      300         12
   DTE Energy Co.                               100          3
   Entergy Corp.                                240          6
   FPL Group Inc.                               200          9
   GPU Inc.                                     100          3
   NiSource Inc.                                120          2
   Northern States Power Co.                    370          7
   PG&E Corp.                                   400          8
   Pinnacle West Capital Corp.                   90          3
   PP&L Resources Inc.                          170          4
   Reliant Energy Inc.                          280          6
   Teco Energy Inc.                             150          3
   Texas Utilities Co.                          300         11
   Wisconsin Energy Corp.                       130          2
                                                   ------------
                                                           111

ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
   Emerson Electric Co.                         200         11
   Hubbell Inc. - Class B                        60          2
                                                   ------------
                                                            13

ENTERTAINMENT - 0.1%
   Mirage Resorts Inc. (a)                      350          5

ENVIRONMENTAL CONTROL - 0.3%
   Waste Management Inc.                      1,000         17

FOOD - 2.3%
   Albertson's Inc.                             132          4
   Bestfoods                                    100          5
   General Mills Inc.                           300         11
   H.J. Heinz Co.                               300         12
   Hershey Foods Corp.                          100          5
   Kroger Co. (a)                               900         17
   Nabisco Holdings Corp.                        20          1
   Safeway Inc. (a)                             540         19
   Sara Lee Corp.                               860         19
   Unilever NV - NY Shares                      500         27
                                                   ------------
                                                           120

FOREST PRODUCTS & PAPER - 0.4%
   Bowater Inc.                                  50          3
   Fort James Corp.                             270          7
   International Paper Co.                      220         12
                                                   ------------
                                                            22

HAND & MACHINE TOOLS - 0.1%
   W.W. Grainger Inc.                           100          5

HEALTHCARE - 1.0%
   Becton, Dickinson & Co.                      200          5
   Boston Scientific Corp. (a)                  100          2
   Columbia/HCA Healthcare Corp.                440         13
   HEALTHSOUTH Corp. (a)                        440          2
   Humana Inc. (a)                              170          1

                                        SHARES     MARKET
                                        OR           VALUE
                                        PRINCIPAL   (000'S)
                                         AMOUNT
---------------------------------------------------------------

   Medtronic Inc.                               400  $      15
   Tenet Healthcare Corp. (a)                   320          8
   Wellpoint Health Networks Inc. (a)            70          5
                                                   ------------
                                                            51

HOLDING COMPANIES-DIVERSIFIED - 0.8%
   Seagram Co. Ltd.                             930         42

HOME BUILDERS - 0.0%
   USG Corp.                                     50          2

HOME FURNISHINGS - 0.1%
   Herman Miller Inc.                           100          2
   Leggett & Platt Inc.                         200          4
                                                   ------------
                                                             6

HOUSEHOLD PRODUCTS - 0.2%
   Clorox Co.                                   200         10

INSURANCE - 3.3%
   Aetna Inc.                                   150          8
   Allstate Corp.                             1,400         34
   AMBAC Financial Group Inc.                   100          5
   American International Group Inc.            200         22
   AON Corp.                                    420         17
   AXA Financial Inc.                           220          7
   Cigna Corp.                                  200         16
   Hartford Financial Services Group            400         19
   Inc.
   MBIA Inc.                                    200         11
   Mercury General Corp.                         70          2
   Safeco Corp.                                 200          5
   St. Paul Cos. Inc.                           400         13
   Travelers Property Casualty Corp.             80          3
   UnumProvident Corp.                          400         13
                                                   ------------
                                                           175

IRON & STEEL - 0.1%
   Allegheny Technologies Inc.                  140          3

LEISURE TIME - 0.3%
   Hasbro Inc.                                  200          4
   Mandalay Resort Group (a)                    200          4
   Mattel Inc.                                  500          7
                                                   ------------
                                                            15

LODGING - 0.2%
   Hilton Hotels Corp.                          470          5
   Starwood Hotels & Resorts Worldwide          320          7
   Inc.
                                                   ------------
                                                            12

MACHINERY - 0.6%
   Caterpillar Inc.                             100          5
   Cooper Cameron Corp. (a)                      40          2
   Deere & Co.                                  350         15
   Ingersoll-Rand Co.                           200         11
                                                   ------------
                                                            33

MANUFACTURING - 6.0%
   Cooper Industries Inc.                       100          4
   Eastman Kodak Co.                            500         33
   Eaton Corp.                                  100          7


                     See notes to the financial statements.

                  JNL/J.P. MORGAN ENHANCED S&P 500 INDEX SERIES

                                        SHARES     MARKET
                                        OR           VALUE
                                        PRINCIPAL   (000'S)
                                         AMOUNT
---------------------------------------------------------------

   General Electric Co.                       1,400  $     217
   ITT Industries Inc.                          110          4
   Temple-Inland Inc.                            50          3
   Tyco International Ltd.                    1,300         51
                                                   ------------
                                                           319

MEDIA - 3.8%
   AT&T - Liberty Media Group - Class A       1,000         57
   Comcast Corp.                                370         19
   Gannett Co. Inc.                             400         33
   Knight Ridder Inc.                           150          9
   MediaOne Group Inc. (a)                      950         73
   New York Times Co.                           120          6
   Times Mirror Co.                             120          8
                                                   ------------
                                                           205

METALS & MINING - 0.9%
   Alcoa Inc.                                   300         25
   Freeport-McMoran Copper & Gold Inc.(a)       290          6
   Reynolds Metals Co.                          200         15
                                                   ------------
                                                            46

OFFICE & BUSINESS EQUIPMENT - 0.5%
   Lexmark International Group Inc. (a)         100          9
   Xerox Corp.                                  740         17
                                                   ------------
                                                            26

OIL & GAS PRODUCERS - 5.9%
   Chevron Corp.                                320         28
   Columbia Energy Group                         90          6
   Conoco Inc. - Class A                        130          3
   Conoco Inc. - Class B                        200          5
   Ensco International Inc.                      90          2
   Exxon Mobil Corp.                          2,202        177
   Global Marine Inc. (a)                       120          2
   Phillips Petroleum Co.                       170          8
   R & B Falcon Corp. (a)                       100          1
   Royal Dutch Petroleum Co. - NY Shares      1,200         72
   Smith International Inc. (a)                  30          1
   Tosco Corp.                                  100          3
   Ultramar Diamond Shamrock Corp.               50          1
   Union Pacific Resources Group Inc.           200          3
                                                   ------------
                                                           312

PACKAGING & CONTAINERS - 0.1%
   Smurfit-Stone Container Corp. (a)            270          7

PHARMACEUTICALS - 7.2%
   Abbott Laboratories                          610         22
   American Home Products Corp.               1,470         58
   Bristol-Myers Squibb Co.                   1,600        103
   Eli Lilly & Co.                              910         60
   Forest Laboratories Inc. (a)                 400         25
   Johnson & Johnson                            100          9
   Merck & Co. Inc.                             400         27
   Pfizer Inc.                                  500         16
   Warner-Lambert Co.                           730         60
   Watson Pharmaceutical Inc. (a)               110          4
                                                   ------------
                                                           384

                                        SHARES     MARKET
                                        OR           VALUE
                                        PRINCIPAL   (000'S)
                                         AMOUNT
---------------------------------------------------------------

RETAIL - 6.1%
   Abercrombie & Fitch Co. - Class A            140  $       4
   Dayton-Hudson Corp.                          500         37
   Federated Department Stores Inc. (a)         270         14
   Gap Inc.                                     900         41
   Genuine Parts Co.                            200          5
   Home Depot Inc.                              750         51
   J.C. Penny Co.                               320          6
   K Mart Corp. (a)                             610          6
   May Department Stores Co.                    420         14
   McDonald's Corp.                             100          4
   Sears, Roebuck & Co.                         100          3
   TJX Companies Inc.                           400          8
   Wal-Mart Stores Inc.                       1,900        131
                                                   ------------
                                                           324

SAVINGS & LOANS - 0.6%
   Astoria Financial Corp.                       50          1
   Charter One Financial Inc.                   200          4
   Dime Bancorp Inc.                            200          3
   Golden West Financial Corp.                  150          5
   Greenpoint Financial Corp.                   100          2
   Sovereign Bancorp Inc.                       120          1
   Washington Mutual Inc.                       600         16
                                                   ------------
                                                            32

SEMICONDUCTORS - 6.6%
   Applied Materials Inc. (a)                   270         34
   Intel Corp.                                2,200        181
   Motorola Inc.                                420         62
   National Semiconductor Corp. (a)             120          5
   Texas Instruments Inc.                       720         70
                                                   ------------
                                                           352

SOFTWARE - 9.9%
   Adobe Systems Inc.                           100          7
   America Online Inc. (a)                    1,400        106
   Automatic Data Processing Inc.               420         23
   BMC Software Inc. (a)                        200         16
   First Data Corp.                             300         15
   Microsoft Corp. (a)                        2,870        335
   Novell Inc. (a)                              200          8
   Oracle Corp. (a)                             100         11
   Seagate Technology Inc. (a)                  170          8
                                                   ------------
                                                           529

TELECOMMUNICATIONS - 10.0%
   AT&T Corp.                                   600         30
   Bell Atlantic Corp.                          500         31
   Exodus Communications Inc. (a)                80          7
   Global Crossing Ltd. (a)                     500         25
   GTE Corp.                                    700         49
   Level 3 Communications Inc. (a)              250         20
   Lucent Technologies Inc.                   2,020        151
   MCI WorldCom Inc. (a)                      2,085        111
   SBC Communications Inc.                    2,271        111
                                                   ------------
                                                           535

TOBACCO - 1.1%
   Philip Morris Cos. Inc.                    2,400         56


                     See notes to the financial statements.

                  JNL/J.P. MORGAN ENHANCED S&P 500 INDEX SERIES

                                        SHARES     MARKET
                                        OR           VALUE
                                        PRINCIPAL   (000'S)
                                         AMOUNT
---------------------------------------------------------------

TRANSPORTATION - 0.5%
   Burlington Northern Santa Fe Corp.           320  $       8
   CNF Transportation Inc.                       30          1
   CSX Corp.                                    150          5
   Norfolk Southern Corp.                       240          5
   Union Pacific Corp.                          170          7
                                                   ------------
                                                            26
                                                   ------------

    Total Common Stocks
      (cost $5,051)                                      5,327
                                                   ------------



                                        SHARES     MARKET
                                        OR           VALUE
                                        PRINCIPAL   (000'S)
                                         AMOUNT
---------------------------------------------------------------

SHORT TERM INVESTMENT - 0.2%

MONEY MARKET FUND - 0.2%
    Dreyfus Cash Management Plus,            10,642  $      11
                                                   ------------

    Total Short Term Investment
      (cost $11)                                            11
                                                   ------------

TOTAL INVESTMENTS - 100%
   (cost $5,062)                                   $     5,338
                                                   ============

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.

Based on the cost of investments of $5,064 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $830, the gross unrealized depreciation was $556 and the net unrealized appreciation on investments was $274.


                     See notes to the financial statements.

                    JNL/PIMCO TOTAL RETURN BOND SERIES
                    PACIFIC INVESTMENT MANAGEMENT COMPANY
                    WILLIAM H. GROSS
[PACIFIC INVESTMENT MANAGEMENT COMPANY LOGO]

OBJECTIVE:

JNL/PIMCO Total Return Bond Series seeks as its investment objective to realize maximum total return, consistent with preservation of capital and prudent investment management through investment in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the sub-adviser's forecast for interest rates.

MONEY MANAGER COMMENTARY:

Interest rates moved higher in the fourth quarter, capping the worst year in the bond market since 1994, as investors anticipated that more Federal Reserve tightening would be needed to prevent the economy from overheating. U.S. interest rates rose as much as 180 basis points for some maturities. This increase came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

The Federal Reserve raised the federal funds rate by 25 basis points to 5.5% on November 16, the third such increase this year. The central bank has now taken back all three of its rate cuts from last year, when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion. Investment in new housing fell and mortgage refinancings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

For the year, the Series returned -0.26% and slightly outperformed the Lehman Brothers Aggregate Bond Index. Our cautious stance on interest rates helped limit the negative absolute impact of rising interest rates while boosting returns relative to the Index. The Series' concentration in intermediate maturities was a negative during the year as intermediate yields rose most. Overweighting the mortgage sector added significantly to performance as yield premiums narrowed in the face of declining market volatility. Our defensive posture on investment grade corporate bonds hindered returns as better-than-expected corporate profits mitigated concern about rising default rates. The Series' limited allocation to non-investment grade credits helped to boost performance as this sector benefited from the strong economy and slower new issuance. A small allocation to emerging market credits performed well, as more balanced worldwide economic growth and higher commodity prices improved prospects for exports in many countries.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PIMCO TOTAL RETURN BOND SERIES AND THE
LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                                JNL/PIMCO TOTAL RETURN BOND       LEHMAN BROTHERS AGGREGATE BOND
                                                                           SERIES                             INDEX
                                                                ---------------------------       ------------------------------
3/02/1998                                                                  10000                              10000
3/31                                                                        9940                               9918
6/30                                                                       10330                              10148
9/30                                                                       10650                              10577
12/31/1998                                                                 10569                              10613
3/31                                                                       10601                              10560
6/30                                                                       10434                              10468
9/30                                                                       10538                              10539
12/31/1999                                                                 10542                              10526

                       AVERAGE ANNUAL
                       TOTAL RETURN

                       1 year................                            - 0.26%
                       Since inception*......                              2.92%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

JNL/PIMCO TOTAL RETURN BOND SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $11,942)                   $      11,642
Receivables:
  Interest                                             118
  Forward currency contracts                           316
  Fund shares sold                                       1
                                             ---------------
TOTAL ASSETS                                        12,077
                                             ---------------

LIABILITIES
Payables:
  Advisory fees                                          6
  Forward currency contracts                           312
  Investment securities purchased                    2,295
Options written, at value
  (premiums received $10)                               13
                                             ---------------
TOTAL LIABILITIES                                    2,626
                                             ---------------

NET ASSETS                                   $       9,451
                                             ===============

NET ASSETS CONSIST OF:
Paid-in capital                              $       9,916
Accumulated net investment loss                         (5)
Accumulated net realized loss on
  investments                                         (155)
Net unrealized appreciation (depreciation) on:
  Investments                                         (300)
  Foreign currency related items                         4
  Futures contracts                                     (6)
  Options written                                       (3)
                                             ---------------
                                             $       9,451
                                             ===============

SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                         981
                                             ===============

NET ASSET VALUE PER SHARE                     $       9.64
                                             ===============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Interest                                   $         530
                                             ---------------

EXPENSES
  Advisory fees                                         60
  Administrative fees                                    8
                                             ---------------
TOTAL EXPENSES                                          68
                                             ---------------
NET INVESTMENT INCOME                                  462
                                             ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on:
  Investments                                          (63)
  Foreign currency related items                        (3)
  Futures contracts                                    (93)
  Options written                                        2
Net change in unrealized appreciation
(depreciation) on:
  Investments                                         (324)
  Foreign currency related items                         4
  Futures contracts                                      6
  Options written                                       (3)
                                             ---------------
NET REALIZED AND UNREALIZED LOSSES                    (474)
                                             ---------------

NET DECREASE IN NET ASSETS
  FROM OPERATIONS                            $         (12)
                                             ===============

                     See notes to the financial statements.

JNL/PIMCO TOTAL RETURN BOND SERIES


Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   MARCH 2,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------
OPERATIONS
  Net investment income ........................................................                 $         462   $         181
  Net realized gain (loss) on:
    Investments ................................................................                           (63)             36
    Foreign currency related items .............................................                            (3)             --
    Futures contracts ..........................................................                           (93)             18
    Options written ............................................................                             2              --
  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................                          (324)             24
    Foreign currency related items .............................................                             4              --
    Futures contracts ..........................................................                             6             (12)
    Options written ............................................................                            (3)             --
                                                                                                 --------------- ---------------
NET INCREASE (DECREASE) NET ASSETS FROM OPERATIONS .............................                           (12)            247
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                          (463)           (183)
  From net realized gains on investment transactions ...........................                            --             (55)
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                          (463)           (238)
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         6,970           7,324
  Reinvestment of distributions ................................................                           463             238
  Cost of shares redeemed ......................................................                        (3,640)         (1,438)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         3,793           6,124
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                         3,318           6,133

NET ASSETS BEGINNING OF PERIOD .................................................                         6,133              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $       9,451   $       6,133
                                                                                                 =============== ===============

UNDISTRIBUTED (ACCUMULATED) NET INVESTMENT INCOME (LOSS) .......................                 $          (5)  $          --
                                                                                                 =============== ===============

   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                           690             716
     Reinvestment of distributions .............................................                            48              23
     Shares redeemed ...........................................................                          (360)           (136)
                                                                                                 --------------  --------------
     Net increase ..............................................................                           378             603
                                                                                                 ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $      13,209   $      10,147
     Proceeds from sales of securities .........................................                         6,908           6,287

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

JNL/PIMCO TOTAL RETURN BOND SERIES

Financial Highlights

                                                                                                                  PERIOD FROM
                                                                                                                    MARCH 2,
                                                                                                   YEAR ENDED       1998* TO
                                                                                                  DECEMBER 31,    DECEMBER 31,
                                                                                                      1999            1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $    10.16      $    10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                       0.49            0.31
  Net realized and unrealized gains (losses) on investments, futures contracts,
    options written and foreign currency related items .........................                      (0.52)           0.26
                                                                                                 --------------- ---------------
  Total income (loss) from operations ..........................................                      (0.03)           0.57
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                      (0.49)          (0.31)
  From net realized gains on investment transactions ...........................                         --           (0.10)
                                                                                                 --------------- ---------------
  Total distributions ..........................................................                      (0.49)          (0.41)
                                                                                                 --------------- ---------------
  Net increase (decrease) ......................................................                      (0.52)           0.16
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD .................................................                 $     9.64      $    10.16
                                                                                                 =============== ===============

TOTAL RETURN (A)                                                                                      (0.26)%          5.70 %

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $    9,451      $    6,133
  Ratio of expenses to average net assets (b) ..................................                       0.80 %          0.85 %
  Ratio of net investment income to average net assets (b) .....................                       5.41 %          4.95 %
  Portfolio turnover ...........................................................                      91.12 %        269.16 %


RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT:
  Ratio of expenses to average net assets (b) ..................................                        n/a            1.57 %
  Ratio of net investment income to average net assets (b) .....................                        n/a            4.23 %

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       JNL/PIMCO TOTAL RETURN BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

CORPORATE BONDS - 62.8%

AEROSPACE & DEFENSE - 2.6%
   Lockheed Martin Corp.,
    6.85%, 05/15/2001 (e)            $ 300,000   $    297

AUTO MANUFACTURERS - 10.3%
   DiamlerChrysler North American
    Holdings Inc., 6.90%,
    09/01/2004 (e)                     500,000        495
   Ford Credit Auto Owner Trust,
    5.73%, 11/15/2000                   12,892         13
   Ford Motor Credit Co.,
    6.70%, 07/16/2004 (e)              500,000        490
   General Motors Acceptance Corp.,
    6.34%, 04/29/2002                  200,000        200
                                                -----------
                                                    1,198

BANKS - 7.6%
   Bank of America Corp.,
    6.20%, 08/15/2003                  200,000        194
   Bank One Corp., 8.25%, 06/15/2002   200,000        205
   Banque Cent de Tunisie,
    7.50%, 08/06/2009 (c)              300,000        294
   PNC Bank NA, 6.525%, 08/15/2002     200,000        199
                                                -----------
                                                      892

CHEMICALS - 1.8%
   Dow Chemical Co., 8.04%,
   07/02/2005                          200,000        205

COMMERCIAL SERVICES - 2.1%
   Cox Enterprises Inc.,
    6.625%, 06/14/2002 (c) (e)         250,000        246

DIVERSIFIED FINANCIAL SERVICES -
19.0%
   Caterpillar Financial Services
    Corp., 6.875%, 08/01/2004 (e       400,000        393
   Goldman Sachs Group LP,
    7.80%, 07/15/2002 (c)              115,000        117
   Green Tree Financial Corp.,
    7.86%, 04/01/2031 (e)              300,000        295
   Lehman Brothers Holdings Plc,
    6.42%, 09/03/2002                  200,000        198
   Merrill Lynch & Co. Inc.,
    6.63%, 01/11/2002 (e)              250,000        252
   Morgan Stanley Capital I,
    6.59%, 10/03/2030                  280,889        272
   Parker Hannifin Employee Stock
    Ownership Trust, 6.34%,
    07/15/2008 (c)                      235,034       219
   Residential Funding Mortgage
    Securities I, 6.75%,
    06/25/2028 (e)                     300,000        267
   Sears Roebuck Acceptance Corp.,
    7.03%, 06/04/2003                  200,000        196
                                                -----------
                                                    2,209

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

ELECTRIC - 1.1%
   Niagara Mohawk Power Corp.,
   9.50%, 06/01/2000                 $ 125,000   $    126

INSURANCE - 3.4%
   Allstate Corp., 6.75%, 06/15/2003   200,000        197
   SAFECO Corp., 7.02%, 09/18/2002     200,000        199
                                                -----------
                                                      396

MANUFACTURING - 2.5%
   GE Capital Mortgage Services
    Inc., 6.00%, 07/25/2029 (e)        300,000        292

OIL & GAS PRODUCERS - 2.1%
   Nabors Industries Inc., 6.80%,
    04/15/2004 (e)                     250,000        241

SAVINGS & LOANS - 7.0%
   Advanta Mortgage Loan Trust
    6.81%, 05/25/2014                  267,315        266
    6.88%, 08/25/2029                  285,830        287
   Countrywide Home Loans Inc.,
    6.25%, 08/25/2014                  293,966        268
                                                -----------
                                                      821

TELECOMMUNICATIONS - 2.5%
   US West Communications Inc.,
    5.65%, 11/01/2004 (e)              315,000        291

TOBACCO - 0.8%
   Philip Morris Cos. Inc.,
    6.15%, 03/15/2000                  100,000         99
                                                -----------

     Total Corporate Bonds
       (cost $7,497)                                7,313
                                                -----------

GOVERNMENT SECURITIES - 34.7%

SOVEREIGN - 2.4%
   United Mexican States,
    6.9025%, 12/31/2019 (e)            300,000        280

U.S. GOVERNMENT AGENCIES - 30.0%
   FHA - St. Regis Nursing Home
    7.50%, 03/01/2032 (e)                80,742        79
    7.50%, 03/01/2032 (d)              119,258        116
   Federal Home Loan Mortgage Corp.,
    7.00%, 05/15/2023 (e)            1,266,619      1,179
   Government National Mortgage
    Association
    6.375%, 02/20/2027                 183,760        186
    7.00%, TBA (d)                   2,000,000      1,930
                                                -----------
                                                     3,490


                     See notes to the financial statements.

                       JNL/PIMCO TOTAL RETURN BOND SERIES

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

U.S. TREASURY SECURITIES - 2.3%
   U.S. Treasury Inflation Index
    Note, 3.625%, 07/15/2002 (d)     $ 210,156 $     208
   U.S. Treasury Note,
    5.50%, 02/29/2000 (b)               60,000         60
                                                -----------
                                                      268
                                                -----------

     Total Government Securities
       (cost $4,154)                                4,038
                                                -----------




                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 2.5%

MONEY MARKET FUND - 2.3%
   Dreyfus Cash Management Plus,
    5.53% (a)                          273,285 $      273

U.S. TREASURY SECURITIES - 0.2%
   U.S. Treasury Bill
    4.68%, 02/10/2000 (b)           $   10,000          9
    4.82%, 02/17/2000 (b)               10,000          9
                                                -----------
                                                       18
                                                -----------

     Total Short Term Investments
       (cost $291)                                    291
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $11,942)
                                               $   11,642
                                                ===========


--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1999.
(b) Security has been pledged to cover margin requirements for open futures contracts.
(c)  144a security. Certain conditions for public sale may exist.
(d)  Investment purchased on a when-issued or delayed-delivery basis.
(e) Security pledged as collateral for investment purchased on a when-issued basis.


Based on the cost of investments of $11,942 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $34, the gross unrealized depreciation was $334 and the net unrealized depreciation on investments was $300.


FORWARD CURRENCY CONTRACT, OPEN AT DECEMBER 31, 1999 (IN 000'S):


   CURRENCY SOLD AND     CURRENCY      CURRENCY     UNREALIZED
    SETTLEMENT DATE     UNITS SOLD     VALUE IN        GAIN
                                        $U.S.
   ------------------- ------------- ------------- -------------
       Euro 3/14/2000          (311) $      (312)  $       4

                     See notes to the financial statements.

                       JNL/PIMCO TOTAL RETURN BOND SERIES

                           SCHEDULE OF OPTIONS WRITTEN
                                DECEMBER 31, 1999

   CONTRACTS                                                          MARKET
   ($100,000                                                          VALUE
 PER CONTRACT)                                                        (000'S)
                                                                   -------------
       7        Eurodollar Future Put Option
                  Expiration December 2000, Exercise price $93.50  $       (10)
       5        U.S. Treasury Bond Future Call Option
                  Expiration February 2000, Exercise price $98              (1)
       5        U.S. Treasury Bond Future Put Option
                  Expiration February 2000, Exercise price $88              (2)
                                                                   -------------
                                                                   $       (13)
                                                                   =============


                          SCHEDULE OF FUTURES CONTRACTS
                                DECEMBER 31, 1999

   CONTRACTS                                                         UNREALIZED
                                                                    DEPRECIATION
                                                                      (000'S)
   ($100,000
 PER CONTRACT)
                                                                   -------------
       4        Eurodollar Futures
                  Expiration September 2000                        $        (5)
       1        Eurodollar Futures
                  Expiration December 2000                                  (1)
                                                                   -------------
                                                                   $        (6)
                                                                   =============


SUMMARY OF WRITTEN OPTIONS FOR THE YEAR ENDED DECEMBER 31, 1999:

                                                NUMBER OF        PREMIUM
                                                CONTRACTS        (000'S)
                                              --------------- ---------------
Options outstanding at December 31, 1998                 --   $          --
Options written during the period                        33              17
Options exercised during the period                      (1)             (1)
Options expired during the period                       (15)             (6)
                                              --------------- ---------------
Options outstanding at December 31, 1999                 17   $          10
                                              =============== ===============


                     See notes to the financial statements.

                             JNL/PUTNAM GROWTH SERIES
                             PUTNAM INVESTMENT MANAGEMENT, INC.
[PUTNAM INVESTMENTS LOGO]    C. BETH COTNER

OBJECTIVE:

JNL/Putnam Growth Series seeks as its investment objective long-term growth of capital by investing primarily in the common stocks of domestic, large-capitalization companies believed to have the opportunity for capital growth.

MONEY MANAGER COMMENTARY:

For the year, the Series returned 29.41%, outperforming the S&P 500 Index, which returned 21.04%. Large-capitalization growth stocks continued to lead the markets during this period. Strong stock selection was responsible for the Series' outperformance. The Series' best-performing stocks were in the technology, consumer staples, and communications services sectors. Technology, the clear market leader for 1999, was the prime contributor to the Series' outperformance.

1999 was marked by rapid, widespread market rotation. In the first three months, large-cap growth stocks set records. They continued to lead the markets during this period and growth outperformed value. Following second-quarter broadening and significant sector rotation, third-quarter markets again narrowed with large-cap growth stocks in the lead. In the final quarter, equity markets hit new heights but continued to narrow, with a select number of large-cap growth stocks continuing their reign. Technology stocks clearly led the market's surge.

Overall, performance was hampered by weak stock performance in healthcare and financial services and from the strong performance of the energy, basic industry, and capital goods sectors, areas in which the Series was underweight. These sectors are composed of economically sensitive, cyclical stocks, but lack the type of growth stocks that meet our large-cap growth investment criteria.

Looking ahead, we believe that, though U.S. economic growth may slow in 2000, it will remain relatively robust. Markets already are watching nervously for signs of inflation, which will be a major influence on stock prices. Rising inflation could also result in soaring healthcare premiums, increasing commodity prices, rising foreign demand, and the ongoing enlargement of the U.S. trade deficit. We also expect to see further Fed rate hikes if strong economic growth translates into inflation.

We believe that high-quality growth companies will continue to benefit from persistent demand and visible earnings growth, particularly within the technology, consumer staples, and conglomerate sectors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PUTNAM GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                  JNL/PUTNAM GROWTH SERIES                S&P 500 INDEX
                                                                  ------------------------                -------------
5/15/1995                                                                  10000                              10000
6/30                                                                       10540                              10356
9/30                                                                       12080                              11179
12/31/1995                                                                 12734                              11851
3/31                                                                       13769                              12487
6/30                                                                       15356                              13046
9/30                                                                       15521                              13448
12/31/1996                                                                 16148                              14568
3/31                                                                       15887                              14958
6/30                                                                       17614                              17567
9/30                                                                       19057                              18882
12/31/1997                                                                 19682                              19424
3/31                                                                       22891                              22134
6/30                                                                       24142                              22863
9/30                                                                       21246                              20593
12/31/1998                                                                 26556                              24975
3/31                                                                       27960                              26220
6/30                                                                       29051                              28068
9/30                                                                       27589                              26315
12/31/1999                                                                 34365                              30231

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           29.41%
                       Since inception*........                           30.51%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995. Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and was sub-advised by Phoenix Investment Counsel, Inc.

JNL/PUTNAM GROWTH SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)



Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $340,811)                   $     456,069
Cash                                                    254
Receivables:
  Dividends and interest                                168
  Fund shares sold                                      332
  Investment securities sold                          1,688
                                              --------------
TOTAL ASSETS                                        458,511
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                         308
  Administrative fees                                    36
  Fund shares redeemed                                   43
  Investment securities purchased                     3,731
                                              --------------
TOTAL LIABILITIES                                     4,118
                                              --------------

NET ASSETS                                    $     454,393
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $     329,729
Accumulated net investment loss                          (1)
Accumulated net realized gain on
  investments                                         9,407
Net unrealized appreciation on investments          115,258
                                              ==============
                                              $     454,393
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        15,974
                                              ==============

NET ASSET VALUE PER SHARE                     $       28.45
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $       1,653
  Interest                                              531
  Securities lending income                              20
  Foreign taxes withheld                                 (2)
                                              --------------
TOTAL INVESTMENT INCOME                               2,202
                                              --------------

EXPENSES
  Advisory fees                                       2,533
  Administrative fees                                   291
                                              --------------
TOTAL EXPENSES                                        2,824
                                              --------------
NET INVESTMENT LOSS                                    (622)
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                     27,454
Net change in unrealized appreciation
  on investments                                     65,202
                                              --------------
NET REALIZED AND UNREALIZED GAINS                    92,656
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $      92,034
                                              ==============



                     See notes to the financial statements.

JNL/PUTNAM GROWTH SERIES

Statements of Changes in Net Assets
(in thousands)


                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment loss                                                                            $        (622)  $         (86)
  Net realized gain on investments                                                                      27,454             228
  Net change in unrealized appreciation on investments                                                  65,202          39,483
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                              92,034          39,625
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                                                --             (85)
  From net realized gains on investment transactions                                                   (17,617)           (263)
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                                    (17,617)           (348)
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                       241,774          87,353
  Reinvestment of distributions ................................................                        17,617             348
  Cost of shares redeemed ......................................................                       (61,512)        (28,493)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                       197,879          59,208
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                       272,296          98,485

NET ASSETS BEGINNING OF PERIOD .................................................                       182,097          83,612
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $     454,393   $     182,097
                                                                                                 =============== ===============

UNDISTRIBUTED (ACCUMULATED) NET INVESTMENT INCOME (LOSS) .......................                 $          (1)  $          --
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                         9,871           4,483
     Reinvestment of distributions .............................................                           624              15
     Shares redeemed ...........................................................                        (2,481)         (1,461)
                                                                                                 --------------  --------------
     Net increase ..............................................................                         8,014           3,037
                                                                                                 ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $     389,306   $     139,626
     Proceeds from sales of securities .........................................                       211,000          86,669


                     See notes to the financial statements.

JNL/PUTNAM GROWTH SERIES

Financial Highlights

                                                                                                        PERIOD FROM     PERIOD FROM
                                                                                                          APRIL 1,        MAY 15,
                                                                                                          1996 TO         1995* TO
                                                                  YEAR ENDED DECEMBER 31,               DECEMBER 31,     MARCH 31,
                                                            1999            1998            1997            1996            1996
                                                       --------------- --------------- --------------- --------------- -------------
Selected Per Share Data

Net asset value, beginning of period .....................   $   22.88    $     16.99    $     14.21      $  12.50     $  10.00
                                                             ---------    -----------    -----------      --------     --------
Income from operations:
Net investment income (loss) .............................       (0.04)         (0.01)          0.04          0.04         0.01
Net realized and unrealized gains on investments .........        6.76           5.94           3.07          2.12         3.66
                                                             ---------    -----------    -----------      --------     --------
Total income from operations .............................        6.72           5.93           3.11          2.16         3.67
                                                             ---------    -----------    -----------      --------     --------

Less distributions:
From net investment income ...............................          --          (0.01)         (0.02)        (0.05)          --
From net realized gains on investment transactions .......       (1.15)         (0.03)         (0.31)        (0.40)       (1.17)
                                                             ---------    -----------    -----------      --------     --------
Total distributions ......................................       (1.15)         (0.04)         (0.33)        (0.45)       (1.17)
                                                             ---------    -----------    -----------      --------     --------
Net increase .............................................        5.57           5.89           2.78          1.71         2.50
                                                             ---------    -----------    -----------      --------     --------

Net asset value, end of period ...........................   $   28.45    $     22.88    $     16.99 $       14.21 $      12.50
                                                             =========    ===========    ===========      ========     ========

Total Return (a) .........................................       29.41 %        34.93 %         21.88 %      17.28 %      37.69 %

Ratios and Supplemental Data:
Net assets, end of period (in thousands) .................   $ 454,393    $   182,097    $     83,612     $ 22,804      $ 2,518
Ratio of expenses to average net assets (b) (c) ..........        0.97 %         1.01 %          1.13 %       1.04 %       0.95 %
Ratio of net investment income (loss) to average net
assets (b)                                                       (0.21)%        (0.07)%          0.31 %       0.94 %       0.28 %

Portfolio turnover .......................................       74.67 %        70.55 %        194.81 %     184.33 %     255.03 %

Ratio information assuming no expense reimbursement
or fees paid indirectly:
Ratio of expenses to average net assets (b) ..............         n/a           1.01 %         1.13 %        1.27 %       5.38 %
Ratio of net investment income (loss) to average net
assets (b) ...............................................         n/a          (0.07)%         0.31 %        0.71 %      (4.15)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the year ended December 31, 1997, the ratio of expenses to average net assets excluding non-operating expenses was 1.05%.

                     See notes to the financial statements.

                           JNL/PUTNAM GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                      SHARES      MARKET
                                      OR            VALUE
                                      PRINCIPAL    (000'S)
                                       AMOUNT
-------------------------------------------------------------

COMMON STOCKS - 97.5%

ADVERTISING - 1.7%
   Interpublic Group of Cos. Inc.        100,000  $    5,769
   Omnicom Group Inc.                     22,000       2,200
                                                  -----------
                                                       7,969

AEROSPACE & DEFENSE - 0.9%
   United Technologies Corp.              61,000       3,965

BANKS - 3.1%
   Comerica Inc.                          11,100         518
   Fifth Third Bancorp                    56,400       4,138
   Firstar Corp.                         191,900       4,054
   Northern Trust Corp.                   21,800       1,155
   Wells Fargo Co.                        66,100       2,673
   Zions Bancorporation                   25,600       1,515
                                                  -----------
                                                      14,053

BEVERAGES - 0.4%
   Anheuser-Busch Cos. Inc.               29,200       2,070

BIOTECHNOLOGY - 1.9%
   Amgen Inc. (a)                         79,300       4,763
   Biogen Inc. (a)                        23,600       1,994
   Genentech Inc. (a)                     13,000       1,749
                                                  -----------
                                                       8,506

CHEMICALS - 0.7%
   Praxair Inc.                           60,600       3,019

COMPUTERS - 8.2%
   Apple Computer Inc. (a)                39,100       4,020
   Cisco Systems Inc. (a)                107,000      11,462
   Comverse Technology Inc. (a)           15,200       2,200
   Dell Computer Corp. (a)                91,400       4,661
   Electronic Data Systems Corp.          32,700       2,189
   EMC Corp. (a)                          50,500       5,517
   Sun Microsystems Inc. (a)              93,400       7,233
                                                  -----------
                                                      37,282

COSMETICS & PERSONAL CARE - 2.4%
   Colgate-Palmolive Co.                  67,500       4,388
   Estee Lauder Cos. Inc.                 76,200       3,843
   Kimberly-Clark Corp.                   45,400       2,962
                                                  -----------
                                                      11,193

DIVERSIFIED FINANCIAL SERVICES - 4.7%
   American Express Co.                   34,600       5,752
   Capital One Financial Corp.            45,200       2,178
   Citigroup Inc.                        177,100       9,840
   Providian Financial Corp.              38,800       3,533
                                                  -----------
                                                      21,303

ELECTRONICS - 1.2%
   Solectron Corp. (a)                    57,700       5,489

FOOD - 0.4%
   Sysco Corp.                            50,100       1,982

                                      SHARES      MARKET
                                      OR            VALUE
                                      PRINCIPAL    (000'S)
                                       AMOUNT
-------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.4%
   Weyerhaeuser Co.                       28,200  $    2,025

HEALTHCARE - 0.7%
   Allergan Inc.                          31,800       1,582
   Bausch & Lomb Inc.                     23,000       1,574
                                                  -----------
                                                       3,156

HOLDING COMPANIES - DIVERSIFIED -
0.4%
   First Security Corp.                   73,600       1,879

INSURANCE - 2.8%
   American General Corp.                 42,800       3,247
   American International Group Inc.      76,900       8,314
   Lincoln National Corp.                 26,000       1,040
                                                  -----------
                                                      12,601

LEISURE TIME -  0.3%
   Carnival Corp.                         26,000       1,401

MACHINERY - 0.2%
   Rockwell International Corp.           20,200         967

MANUFACTURING -  6.9%
   Corning Inc.                           19,400       2,501
   General Electric Co.                  120,800      18,694
   Tyco International Ltd.               259,200      10,076
                                                  -----------
                                                      31,271

MEDIA - 8.6%
   AT&T - Liberty Media Group - Class
     A (a)                               180,900      10,266
   CBS Corp. (a)                          77,500       4,955
   Clear Channel Communications Inc.(a)   69,900       6,239
   Comcast Corp.                          76,200       3,853
   Time Warner Inc.                       80,000       5,795
   Viacom Inc. - Class B (a)             133,100       8,044
                                                  -----------
                                                      39,152

OFFICE & BUSINESS EQUIPMENT - 0.4%
   Lexmark International Group Inc. (a)   18,200       1,647

OIL & GAS PRODUCERS - 4.7%
   Burlington Resources Inc.              46,000       1,521
   Conoco Inc. - Class A                 148,100       3,665
   Enron Corp.                           131,000       5,813
   Exxon Mobil Corp.                      80,100       6,453
   Royal Dutch Petroleum Co. - NY
     Shares                               67,000       4,049
                                                  -----------
                                                      21,501

PACKAGING & CONTAINERS - 0.5%
   Avery Dennison Corp.                   10,900         794
   Sealed Air Corp. (a)                   28,500       1,477
                                                  -----------
                                                       2,271

PHARMACEUTICALS - 5.9%
   Bristol-Myers Squibb Co.               68,100       4,371
   Immunex Corp. (a)                      18,900       2,069
   Johnson & Johnson                      70,900       6,603
   Schering-Plough Corp.                 161,300       6,805
   Warner-Lambert Co.                     85,500       7,006
                                                  -----------
                                                      26,854

                     See notes to the financial statements.

                            JNL/PUTNAM GROWTH SERIES

                                      SHARES      MARKET
                                      OR            VALUE
                                      PRINCIPAL    (000'S)
                                       AMOUNT
-------------------------------------------------------------

RETAIL - 9.1%
   Amazon.com Inc. (a)                    18,700  $    1,424
   Costco Wholesale Corp.                  9,200         840
   CVS Corp.                              61,700       2,464
   Dayton Hudson Corp.                    62,000       4,553
   Home Depot Inc.                       187,050      12,825
   Tandy Corp.                            82,600       4,063
   TJX Cos. Inc.                         177,900       3,636
   Wal-Mart Stores Inc.                  169,500      11,717
                                                  -----------
                                                      41,522

SEMICONDUCTORS - 6.3%
   Applied Materials Inc. (a)             36,300       4,599
   Intel Corp.                            70,400       5,795
   Motorola Inc.                          81,400      11,986
   Texas Instruments Inc.                 35,200       3,410
   Xilinx Inc. (a)                        63,400       2,883
                                                  -----------
                                                      28,673

SOFTWARE - 11.1%
   America Online Inc. (a)               121,300       9,151
   BMC Software Inc. (a)                  56,700       4,532
   Microsoft Corp. (a)                   194,000      22,650
   Oracle Corp. (a)                       59,900       6,713
   Veritas Software Corp. (a)             16,950       2,426
   Yahoo Inc. (a)                         11,951       5,171
                                                  -----------
                                                      50,643

TELECOMMUNICATIONS - 13.6%
   Alltel Corp.                           54,300       4,490
   JDS Uniphase Corp. (a)                 29,400       4,743
   Lucent Technologies Inc.              116,700       8,731



                                      SHARES      MARKET
                                      OR            VALUE
                                      PRINCIPAL    (000'S)
                                       AMOUNT
-------------------------------------------------------------

   MCI WorldCom Inc. (a)                  43,200  $    2,292
   Nextel Communications Inc. (a)         42,900       4,424
   Nokia Oyj - ADR                        40,700       7,733
   Omnipoint Corp. (a)                    14,600       1,761
   QUALCOMM Inc. (a)                      41,800       7,367
   SBC Communications Inc.                86,700       4,227
   Sprint Corp. (FON Group)              147,700       9,942
   Sprint Corp. (PCS Group) (a)           35,300       3,618
   Tellabs Inc. (a)                       14,200         911
   Voicestream Wireless Corp. (a)         13,200       1,879
                                                  -----------
                                                      62,118
                                                  -----------

     Total Common Stocks
       (cost $329,254)                               444,512
                                                  -----------

SHORT TERM INVESTMENTS - 2.5%

MONEY MARKET FUND - 0.0%
   Dreyfus Cash Management Plus,
    5.53%  (b)                               851           1

REPURCHASE AGREEMENT - 2.5%
   Repurchase agreement with J.P. Morgan
   & Co.,
    2.50% (Collateralized by $9,449,000
    U.S. Treasury Bond, 8.875%, due
    02/15/2019, market value
    $11,866,172), acquired on
    12/31/1999, due 01/03/2000       $11,556,000     11,556
                                                  -----------

     Total Short Term Investments
       (cost $11,557)                                 11,557
                                                  -----------

TOTAL INVESTMENTS - 100%
   (cost $340,811)                                $  456,069
                                                  ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.

Based on the cost of investments of $341,029 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $124,802, the gross unrealized depreciation was $9,762 and the net unrealized appreciation on investments was $115,040.

                     See notes to the financial statements.

                             JNL/PUTNAM VALUE EQUITY SERIES
                             PUTNAM INVESTMENT MANAGEMENT, INC.
[PUTNAM INVESTMENTS LOGO]    ANTHONY I. KREISEL

OBJECTIVE:

JNL/Putnam Value Equity Series seeks as its investment objective capital growth, with income as a secondary objective by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying asset value or earnings potential at the time of purchase.

MONEY MANAGER COMMENTARY:

For the year, the Series returned -1.04%, underperforming the S&P 500 Index, which returned 21.04%. 1999 was marked by extreme style divergence between growth-oriented and value-oriented securities. For the full year, large-cap growth stocks led large-cap value stocks by a wide margin, although value stocks strongly led growth in the second quarter. The year began with many market participants expecting a return to normalcy after the strong showing of growth stocks in 1998 and several years of historically high returns in the market generally. However, what followed over the next four quarters was far from a normal environment. In the first three months, growth stocks continued their rout over value issues. This reversed in the second quarter to favor value, only to revert to a growth-driven environment for the balance of the year.

As growth equities, which dominate the S&P 500, have been in favor over the past four years, it has been very difficult for value managers, such as ourselves, to generate positive market-relative performance. In keeping with our value orientation, the Series was more conservatively postured, relative to the benchmark, based on traditional valuation measures. Given this period of extreme style divergence, this positioning proved detrimental to the Series' relative performance. For example, the seven stocks most responsible for our under performance relative to the S&P 500 Index were issues not held in the Series because of their strong growth orientation.

We believe that though U.S. economic growth may slow in 2000, it will remain relatively robust. The Fed has brought the fed funds rate back to 5.50%, in effect removing the stimulus of the three rate cuts of late 1998. The possibility of further Fed action in the new year to moderate economic growth and market speculation is seen as very likely at this point.

We continue to believe, especially given today's extended valuations, that a value-oriented approach will provide investors with the most attractive combination of risk and return in the domestic equity markets over the coming years.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PUTNAM VALUE EQUITY SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                               JNL/PUTNAM VALUE EQUITY SERIES             S&P 500 INDEX
                                                               ------------------------------             -------------
5/15/1995                                                                  10000                              10000
6/30                                                                       10340                              10356
9/30                                                                       11380                              11179
12/31/1995                                                                 12262                              11851
3/31                                                                       13114                              12487
6/30                                                                       13617                              13046
9/30                                                                       13905                              13448
12/31/1996                                                                 15244                              14568
3/31                                                                       15581                              14958
6/30                                                                       17358                              17567
9/30                                                                       18619                              18882
12/31/1997                                                                 18571                              19424
3/31                                                                       20602                              22134
6/30                                                                       20127                              22863
9/30                                                                       17908                              20593
12/31/1998                                                                 20888                              24975
3/31                                                                       21656                              26220
6/30                                                                       23144                              28068
9/30                                                                       20430                              26315
12/31/1999                                                                 20671                              30231

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -1.04%
                       Since inception*........                           16.96%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995. Prior to May 1, 1997, the JNL/Putnam Value Equity Series was PPM America/JNL Value Equity Series and was sub-advised by PPM America, Inc.

JNL/PUTNAM VALUE EQUITY SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $332,622)                   $     319,256
Receivables:
  Dividends and interest                                508
  Foreign taxes recoverable                               4
  Fund shares sold                                      137
                                              --------------
TOTAL ASSETS                                        319,905
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                         234
  Administrative fees                                    27
  Fund shares redeemed                                  133
  Investment securities purchased                        57
                                              --------------
TOTAL LIABILITIES                                       451
                                              --------------

NET ASSETS                                    $     319,454
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $     336,067
Undistributed net investment income                      --
Accumulated net realized loss on
  investments                                        (3,247)
Net unrealized depreciation on investments          (13,366)
                                              ==============
                                              $     319,454
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        19,041
                                              ==============

NET ASSET VALUE PER SHARE                     $       16.78
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $       5,216
  Interest                                              648
  Securities lending income                              13
  Foreign taxes withheld                                (16)
                                              --------------
TOTAL INVESTMENT INCOME                               5,861
                                              --------------

EXPENSES
  Advisory fees                                       2,370
  Administrative fees                                   270
                                              --------------
TOTAL EXPENSES                                        2,640
                                              --------------
NET INVESTMENT INCOME                                 3,221
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain on investments                     13,355
Net change in unrealized depreciation
  on investments                                    (27,252)
                                              --------------
NET REALIZED AND UNREALIZED LOSSES                  (13,897)
                                              --------------

NET DECREASE IN NET ASSETS
  FROM OPERATIONS                             $     (10,676)
                                              ==============

                     See notes to the financial statements.

JNL/PUTNAM VALUE EQUITY SERIES

Statements of Changes in Net Assets
(in thousands)




                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $       3,221   $       1,667
  Net realized gain on investments .............................................                        13,355           7,451
  Net change in unrealized appreciation (depreciation) on investments ..........                       (27,252)          8,168
                                                                                                 --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................                       (10,676)         17,286
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                        (3,456)         (1,675)
  From net realized gains on investment transactions ...........................                       (18,948)         (5,357)
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                       (22,404)         (7,032)
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                       188,014          99,834
  Reinvestment of distributions ................................................                        22,404           7,032
  Cost of shares redeemed ......................................................                       (53,820)        (29,749)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                       156,598          77,117
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                       123,518          87,371

NET ASSETS BEGINNING OF PERIOD .................................................                       195,936         108,565
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $     319,454   $     195,936
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $          --   $           --
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                         9,827           5,600
     Reinvestment of distributions .............................................                         1,340             385
     Shares redeemed ...........................................................                        (2,868)         (1,697)
                                                                                                 ---------------  --------------
     Net increase ..............................................................                         8,299           4,288
                                                                                                 ===============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $     315,325    $    188,646
     Proceeds from sales of securities .........................................                       185,067         116,612

                     See notes to the financial statements.

JNL/PUTNAM VALUE EQUITY SERIES

Financial Highlights


                                                                                                        PERIOD FROM     PERIOD FROM
                                                                                                          APRIL 1,        MAY 15,
                                                                                                          1996 TO         1995* TO
                                                                  YEAR ENDED DECEMBER 31,               DECEMBER 31,     MARCH 31,
                                                            1999            1998            1997            1996            1996
                                                       --------------- --------------- --------------- --------------- -------------
Selected Per Share Data

Net asset value, beginning of period ...................   $    18.24    $     16.82    $     14.50     $    12.77     $   10.00
Income from operations:
Net investment income ..................................         0.19           0.16           0.13           0.10          0.23
Net realized and unrealized gains (losses)
  on investments .......................................        (0.38)          1.94           3.03           1.97          2.86
Total income (loss) from operations ....................        (0.19)          2.10           3.16           2.07          3.09

Less distributions:
From net investment income .............................        (0.20)         (0.16)         (0.13)         (0.15)        (0.17)
From net realized gains on investment transactions .....        (1.07)         (0.52)         (0.71)         (0.19)        (0.15)
Total distributions ....................................        (1.27)         (0.68)         (0.84)         (0.34)        (0.32)
Net increase (decrease) ................................        (1.46)          1.42           2.32           1.73          2.77

Net asset value, end of period .........................   $    16.78    $     18.24 $        16.82     $    14.50     $   12.77

Total Return (a) .......................................        (1.04)%        12.48 %        21.82%         16.25%        31.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands) ...............   $  319,454    $   195,936    $   108,565     $   17,761     $   3,365
Ratio of expenses to average net assets (b) ............         0.98 %         1.01 %         1.03 %         0.85 %        0.87 %
Ratio of net investment income to average
  net assets (b) .......................................         1.19 %         1.06 %         1.43 %         2.29 %        2.33 %
Portfolio turnover .....................................        72.23 %        77.80 %       112.54 %        13.71 %       30.12 %


Ratio information assuming no expense reimbursement
or fees paid indirectly:
Ratio of expenses to average net assets (b) ............          n/a           1.01 %         1.09 %         1.53 %        2.28 %
Ratio of net investment income to average
  net assets (b) .......................................          n/a           1.06 %         1.37 %         1.61 %        0.91 %

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.



                     See notes to the financial statements.

                         JNL/PUTNAM VALUE EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 95.8%

AEROSPACE & DEFENSE - 2.8%
   Boeing Co.                            97,900 $     4,069
   Honeywell International Inc.          21,490       1,240
   Northrop Grumman Corp.                18,420         996
   Raytheon Co. - Class A                38,255         949
   United Technologies Corp.             27,095       1,761
                                                -----------
                                                      9,015

AIRLINES - 1.5%
   Delta Air Lines Inc.                  31,715       1,580
   Southwest Airlines Co.               207,060       3,352
                                                -----------
                                                      4,932

AUTO MANUFACTURERS - 1.7%
   Ford Motor Co.                        44,065       2,355
   General Motors Corp.                  40,375       2,935
                                                -----------
                                                      5,290

AUTO PARTS & EQUIPMENT - 1.1%
   Lear Corp. (a)                        38,650       1,237
   TRW Inc.                              43,520       2,260
                                                -----------
                                                      3,497

BANKS - 7.7%
   Bank of America Corp.                 68,211       3,423
   Bank One Corp.                        97,058       3,112
   Comerica Inc.                         38,450       1,795
   First Union Corp.                     63,575       2,086
   Fleet Financial Group Inc.            86,824       3,023
   J.P. Morgan & Co.                     20,735       2,626
   National City Corp.                   92,005       2,179
   PNC Bank Corp.                        59,326       2,640
   U.S. Bancorp                          46,410       1,105
   Wells Fargo Co.                       65,675       2,656
                                                -----------
                                                     24,645

BEVERAGES - 1.4%
   Pepsi Bottling Group Inc.            115,910       1,920
   PepsiCo Inc.                          76,455       2,695
                                                -----------
                                                      4,615

BIOTECHNOLOGY - 0.9%
   Monsanto Co.                          83,590       2,978

CHEMICALS - 1.7%
   Dow Chemical Co.                      21,945       2,932
   E.I. du Pont de Nemours & Co.         35,825       2,360
                                                -----------
                                                      5,292

COMMERCIAL SERVICES - 0.5%
   Service Corp. International          210,145       1,458

COMPUTERS - 6.0%
   Compaq Computer Corp.                 49,670       1,344
   Electronic Data Systems Corp.         55,920       3,743
   Hewlett-Packard Co.                   52,280       5,957
   International Business Machines
   Corp.                                 50,075       5,408
   NCR Corp. (a)                         70,190       2,658
                                                -----------
                                                     19,110

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COSMETICS & PERSONAL CARE - 1.1%
   Kimberly-Clark Corp.                  54,730 $     3,571

DIVERSIFIED FINANCIAL SERVICES -
3.9%
   Associates First Capital Corp.        64,060       1,758
   Citigroup Inc.                        83,400       4,634
   Fannie Mae                            41,050       2,563
   Lehman Brothers Holdings Inc.         18,585       1,574
   Merrill Lynch & Co. Inc.              23,805       1,988
                                                -----------
                                                     12,517

ELECTRIC - 4.5%
   Cinergy Corp.                         70,185       1,693
   Consolidated Edison Inc.              55,690       1,921
   Dominion Resources Inc.               51,195       2,009
   Duke Energy Corp.                     48,405       2,426
   Edison International                  85,130       2,229
   Entergy Corp.                         89,015       2,292
   Texas Utilities Co.                   53,645       1,908
                                                -----------
                                                     14,478

ELECTRICAL COMPONENTS & EQUIPMENT -
          0.5%
   Emerson Electric Co.                  27,570       1,582

ELECTRONICS - 1.0%
   Parker-Hannifin Corp.                 59,480       3,052

ENVIRONMENTAL CONTROL - 0.7%
   Waste Management Inc.                131,720       2,264

FOOD - 2.6%
   General Mills Inc.                    37,025       1,324
   H.J. Heinz Co.                        43,570       1,735
   Kellogg Co.                           64,110       1,975
   Quaker Oats Co.                       12,345         810
   Sara Lee Corp.                       108,880       2,402
                                                -----------
                                                      8,246

FOREST PRODUCTS & PAPER - 2.4%
   Boise Cascade Corp.                  118,790       4,811
   Weyerhaeuser Co.                      37,420       2,687
                                                -----------
                                                      7,498

HAND & MACHINE TOOLS - 0.5%
   W.W. Grainger Inc.                    35,620       1,703

HEALTHCARE - 2.6%
   Bausch & Lomb Inc.                    12,455         852
   Baxter International Inc.             43,790       2,751
   Mallinckrodt Inc.                     64,670       2,057
   Tenet Healthcare Corp. (a)           110,705       2,602
                                                -----------
                                                      8,262

HOLDING COMPANIES - DIVERSIFIED -
          0.6%
   Seagram Co. Ltd.                      43,435       1,952

HOME FURNISHINGS - 1.1%
   Newell Rubbermaid Inc.                55,480       1,609
   Whirlpool Corp.                       31,000       2,017
                                                -----------
                                                      3,626

                     See notes to the financial statements.

                         JNL/PUTNAM VALUE EQUITY SERIES

                                     SHARES OR    MARKET
                                     PRINCIPAL    VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

HOUSEHOLD PRODUCTS - 0.5%
   Clorox Co.                            32,945 $     1,660

INSURANCE - 4.9%
   ACE Ltd.                              25,395         424
   Aetna Inc.                             8,880         496
   Allstate Corp.                        49,350       1,184
   American General Corp.                32,755       2,485
   AON Corp.                             31,365       1,255
   CIGNA Corp.                           34,220       2,757
   Jefferson-Pilot Corp.                 24,405       1,666
   Lincoln National Corp.                50,270       2,011
   ReliaStar Financial Corp.             51,485       2,018
   Travelers Property Casualty           37,990       1,301
   Corp.
                                                -----------
                                                     15,597

LEISURE TIME - 0.6%
   Hasbro Inc.                           94,997       1,811

MACHINERY - 1.2%
   Deere & Co.                           30,260       1,312
   Rockwell International Corp.          49,265       2,359
                                                -----------
                                                      3,671

MANUFACTURING - 4.0%
   Cooper Industries Inc.                41,700       1,686
   Eastman Kodak Co.                     39,085       2,589
   Eaton Corp.                           24,545       1,783
   Illinois Tool Works Inc.              32,990       2,229
   Minnesota Mining & Manufacturing Co.  21,340       2,089
   PPG Industries Inc.                   22,550       1,410
   Tyco International Ltd.               26,100       1,015
                                                -----------
                                                     12,801

MEDIA - 2.2%
   McGraw-Hill Cos. Inc.                 29,350       1,809
   Times Mirror Co.                      40,780       2,732
   Walt Disney Co.                       89,040       2,604
                                                -----------
                                                      7,145

METALS & MINING - 1.0%
   Alcoa Inc.                            37,295       3,095

OFFICE & BUSINESS EQUIPMENT - 0.4%
   Xerox Corp.                           59,615       1,353

OIL & GAS PRODUCERS - 9.7%
   Atlantic Richfield Co.                28,120       2,432
   Chevron Corp.                         26,480       2,294
   Conoco Inc. - Class A                 53,850       1,333
   El Paso Energy Corp.                  52,745       2,047
   Exxon Mobil Corp.                    105,432       8,494
   Halliburton Co.                       35,535       1,430
   Occidental Petroleum Corp.           106,805       2,310
   Royal Dutch Petroleum Co. - NY
     Shares                              58,975       3,564
   Schlumberger Ltd.                     35,220       1,981
   Texaco Inc.                           19,230       1,044

                                     SHARES OR    MARKET
                                     PRINCIPAL    VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Tosco Corp.                           64,640 $     1,757
   Transocean Sedco Forex Inc.            6,833         230
   Williams Cos. Inc.                    62,205       1,901
                                                -----------
                                                     30,817

PACKAGING & CONTAINERS - 1.6%
   Owens-Illinois Inc. (a)              112,165       2,811
   Smurfit-Stone Container Corp. (a)     90,325       2,213
                                                -----------
                                                      5,024

PHARMACEUTICALS - 5.6%
   Abbott Laboratories                   90,370       3,282
   American Home Products Corp.         102,065       4,025
   Bristol-Myers Squibb Co.              54,370       3,490
   Merck & Co. Inc.                      58,545       3,926
   Pharmacia & Upjohn Inc.               72,950       3,283
                                                -----------
                                                     18,006

RETAIL - 2.9%
   Federated Department Stores Inc.(a)   91,095       4,606
   K Mart Corp. (a)                     150,745       1,517
   Rite Aid Corp.                       133,745       1,496
   Saks Inc. (a)                         94,900       1,477
                                                -----------
                                                      9,096

SAVINGS & LOANS - 1.3%
   Charter One Financial Inc.           136,770       2,615
   Washington Mutual Inc.                60,655       1,577
                                                -----------
                                                      4,192

SEMICONDUCTORS - 1.0%
   Motorola Inc.                         22,675       3,339

SOFTWARE - 0.4%
   Seagate Technology Inc. (a)           27,815       1,295

TELECOMMUNICATIONS - 9.8%
   Alltel Corp.                          37,235       3,079
   AT&T Corp.                           102,345       5,194
   Bell Atlantic Corp.                   78,060       4,806
   BellSouth Corp.                       87,760       4,108
   GTE Corp.                             64,115       4,524
   SBC Communications Inc.              171,043       8,339
   Sprint Corp. (FON Group)              16,525       1,112
                                                -----------
                                                     31,162

TOBACCO - 0.3%
   Philip Morris Cos. Inc.               47,325       1,097

TRANSPORTATION - 1.6%
   Burlington Northern Santa Fe
     Corp.                               89,984       2,182
   CSX Corp.                             44,065       1,383
   FDX Corp. (a)                         36,400       1,490
                                                -----------
                                                      5,055
                                                -----------

     Total Common Stocks
       (cost $319,165)                              305,799
                                                -----------

                    See notes to the financial statements.

                         JNL/PUTNAM VALUE EQUITY SERIES

                                     SHARES OR    MARKET
                                     PRINCIPAL    VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 4.2%

MONEY MARKET FUND - 0.0%
   Dreyfus Cash Management Plus,
    5.53% (b)                               537 $         1

REPURCHASE AGREEMENT - 4.2%
   Repurchase agreement with J.P.
   Morgan
    & Co., 2.50% (Collateralized by
    $11,002,000 U.S. Treasury Bond,
    8.875%, due 02/15/2019, market
    value $13,754,307) acquired on
    12/31/1999, due 01/03/2000      $ 13,456,000     13,456
                                                -----------

     Total Short Term Investments
       (cost $13,457)                                13,457
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $332,622)                              $   319,256
                                                ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.


Based on the cost of investments of $334,523 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $22,818, the gross unrealized depreciation was $38,085 and the net unrealized depreciation on investments was $15,267.



                    See notes to the financial statements.

                GOLDMAN SACHS/JNL GROWTH & INCOME SERIES
                GOLDMAN SACHS ASSET MANAGEMENT
                EILEEN ROMINGER, KARMA WILSON

[GOLDMAN SACHS LOGO]

OBJECTIVE:

Goldman Sachs/JNL Growth & Income Series seeks as its investment objective long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

MONEY MANAGER COMMENTARY:

For the year, the S&P 500 Index rose 21.04%. Interest rate concerns dissipated and Y2K-related liquidity fears proved unsubstantiated as the marketplace evaded any actual trading volume declines or grand-scale increases in cash levels. For the year as a whole, restrained inflation, solid growth in corporate profits and gains by a few lead sectors drove U.S. indexes to record levels. These gains, while substantial, were primarily driven by a narrow band of technology and telecommunications stocks; in the broader market, more stocks fell than rose.

The Series participated in some of the tremendous gains of the technology sector, although our slight underweight position in technology stocks vs. the S&P 500 Index hurt us on a relative basis. In particular, our underweight positions in electrical equipment, wireless and information services stocks hurt the Series, as these industry groups all rose more than 35% in the fourth quarter alone. We were also set back by the substantial underperformance of value-oriented stocks; the S&P 500/Barra Value Index underperformed the S&P 500/Barra Growth Index by 15 percentage points during the year.

We took steps throughout the latter part of 1999 to upgrade the quality of stocks in the Series and to review our portfolio construction relative to the S&P 500 Index. As a result, our exposures relative to the S&P 500 Index reflect a value tilt rather than a deep value bias, and we believe that the Series is appropriately constructed relative to the S&P 500 Index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
GOLDMAN SACHS/JNL GROWTH & INCOME SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                 GOLDMAN SACHS/JNL GROWTH &
                                                                       INCOME SERIES                      S&P 500 INDEX
                                                                 --------------------------               -------------
3/02/1998                                                                  10000                              10000
3/31                                                                       10270                              10551
6/30                                                                        9740                              10858
9/30                                                                        8440                               9780
12/31/1998                                                                  9069                              11861
3/31                                                                        9200                              12453
6/30                                                                        9976                              13330
9/30                                                                        8787                              12498
12/31/1999                                                                  9521                              14357

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            4.98%
                       Since inception*........                           -2.64%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

GOLDMAN SACHS/JNL GROWTH & INCOME SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $7,092)                     $       7,590
Receivables:
  Dividends and interest                                  8
  Initial margin                                        100
  Fund shares sold                                        2
  Variation margin                                        1
                                              --------------
TOTAL ASSETS                                          7,701
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                           6
  Administrative fees                                     1
  Investment securities purchased                        17
                                              --------------
TOTAL LIABILITIES                                        24
                                              --------------

NET ASSETS                                    $       7,677
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $       7,825
Undistributed net investment income                      --
Accumulated net realized loss on
  investments, futures contracts,
  and options written                                  (660)
Net unrealized appreciation on:
  Investments                                           498
  Futures contracts                                      14
                                              ==============
                                              $       7,677
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                           820
                                              ==============

NET ASSET VALUE PER SHARE                     $        9.36
                                              ==============

Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $         105
  Interest                                               31
  Foreign taxes withheld                                 (1)
                                              --------------
TOTAL INVESTMENT INCOME                                 135
                                              --------------

EXPENSES
  Advisory fees                                          57
  Administrative fees                                     6
                                              --------------
TOTAL EXPENSES                                           63
                                              --------------
NET INVESTMENT INCOME                                    72
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on:
  Investments                                          (164)
  Futures contracts                                      30
  Options written                                         4
Net change in unrealized appreciation on:
  Investments                                           411
  Future contracts                                       14
                                              --------------
NET REALIZED AND UNREALIZED GAINS                       295
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $         367
                                              ==============


                     See notes to the financial statements.

GOLDMAN SACHS/JNL GROWTH & INCOME SERIES

Statements of Changes in Net Assets
(in thousands)



                                                                                                                  PERIOD FROM
                                                                                                                   MARCH 2,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $          72   $          27
  Net realized gain (loss) on:
    Investments ................................................................                          (164)           (510)
    Futures contracts ..........................................................                            30             (19)
    Options written ............................................................                             4              --
  Net change in unrealized appreciation on:
    Investments ................................................................                           411              87
    Futures contracts ..........................................................                            14              --
                                                                                                 --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................                           367            (415)
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (72)            (33)
  From net realized gains on investments .......................................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                                        (72)            (33)
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         6,241           7,095
  Reinvestment of distribution .................................................                            72              33
  Cost of shares redeemed ......................................................                        (3,242)         (2,369)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         3,071           4,759
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                         3,366           4,311

NET ASSETS BEGINNING OF PERIOD .................................................                         4,311              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $       7,677   $       4,311
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $          --   $          --
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                           668             752
     Reinvestment of distributions .............................................                             8               4
     Shares redeemed ...........................................................                          (335)           (277)
                                                                                                 --------------  --------------
     Net increase ..............................................................                           341             479
                                                                                                 ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $       9,134   $       7,530
     Proceeds from sales of securities .........................................                         6,514           2,911

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

GOLDMAN SACHS/JNL GROWTH & INCOME SERIES

Financial Highlights

                                                                                                                  PERIOD FROM
                                                                                                                    MARCH 2,
                                                                                                   YEAR ENDED       1998* TO
                                                                                                  DECEMBER 31,    DECEMBER 31,
                                                                                                      1999            1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $      9.00     $     10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                        0.09            0.07
  Net realized and unrealized gains (losses) on investments,
    futures contracts, and options written .....................................                        0.36           (1.00)
                                                                                                 --------------- ---------------
  Total income (loss) from operations ..........................................                        0.45           (0.93)
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                       (0.09)          (0.07)
  From net realized gains on investment transactions ...........................                          --              --
                                                                                                 --------------- ---------------
  Total distributions ..........................................................                       (0.09)          (0.07)
                                                                                                 --------------- ---------------
  Net increase (decrease) ......................................................                        0.36           (1.00)
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD .................................................                       $9.36           $9.00
                                                                                                 =============== ===============

TOTAL RETURN (A) ...............................................................                        4.98%          (9.31)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $     7,677     $     4,311
  Ratio of expenses to average net assets (b) ..................................                       1.025%          1.075%
  Ratio of net investment income to average net assets (b) .....................                        1.17%           1.01%
  Portfolio turnover ...........................................................                      120.54%         129.99%


RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT:
  Ratio of expenses to average net assets (b) ..................................                         n/a            2.16%
  Ratio of net investment loss to average net assets (b) .......................                         n/a           (0.08)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                    GOLDMAN SACHS/JNL GROWTH & INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 91.4%

AEROSPACE & DEFENSE - 0.2%
   Raytheon Co. - Class A                   600 $        15

AIRLINES - 0.5%
   Southwest Airlines Co.                 2,500          40

AUTO MANUFACTURERS - 0.6%
   Ford Motor Co.                           900          48

BANKS - 4.5%
   Bank of America Corp.                  2,300         115
   Chase Manhattan Corp.                    700          54
   First Union Corp.                        600          20
   Mellon Financial Corp.                 1,400          48
   National City Corp.                    1,500          36
   Wells Fargo Co.                        1,600          65
                                                -----------
                                                        338

BEVERAGES - 1.8%
   Anheuser-Busch Cos. Inc.                 500          35
   Coca-Cola Co.                          1,000          58
   PepsiCo Inc.                           1,200          42
                                                -----------
                                                        135

CHEMICALS - 0.9%
   Dow Chemical Co.                         200          27
   E.I. du Pont de Nemours & Co.            600          40
                                                -----------
                                                         67

COMPUTERS - 7.8%
   Cisco Systems Inc. (a)                 1,400         150
   Compaq Computer Corp.                  1,700          46
   Dell Computer Corp. (a)                1,000          51
   Electronic Data Systems Corp.            500          33
   EMC Corp. (a)                            400          44
   Hewlett-Packard Co.                      500          57
   International Business Machines        1,500         162
   Corp.
   Sun Microsystems Inc. (a)                600          46
                                                -----------
                                                        589

COSMETICS & PERSONAL CARE - 1.6%
   Gillette Co.                           1,100          45
   Proctor & Gamble Co.                     700          77
                                                -----------
                                                        122

DIVERSIFIED FINANCIAL SERVICES -
4.4%
   Citigroup Inc.                         2,200         122
   Fannie Mae                             1,100          69
   Freddie Mac                            1,900          89
   Morgan Stanley Dean Witter & Co.         400          57
                                                -----------
                                                        337

ELECTRIC - 3.3%
   Entergy Corp.                          3,200          82
   FPL Group Inc.                         1,500          64
   PG&E Corp.                             1,600          33
   Unicom Corp.                           2,200          74
                                                -----------
                                                        253

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT -
0.7%
   Emerson Electric Co.                     900 $        52

ENVIRONMENTAL CONTROL - 0.5%
   Waste Management Inc.                  2,300          40

FOOD - 3.5%
   Archer-Daniels-Midland Co.             4,285          52
   ConAgra Inc.                           2,100          47
   H.J. Heinz Co.                           600          24
   Kroger Co. (a)                         3,800          72
   Safeway Inc. (a)                       1,400          50
   Unilever NV - NY Shares                  400          22
                                                -----------
                                                        267

FOREST PRODUCTS & PAPER - 1.0%
   International Paper Co.                1,300          73

HEALTHCARE - 1.9%
   Baxter International Inc.                900          57
   Becton, Dickinson & Co.                2,000          53
   Columbia/HCA Healthcare Corp.          1,100          32
                                                -----------
                                                        142

HOLDING COMPANIES - DIVERSIFIED - 0.4%
   Seagram Co. Ltd.                         700          31

INSURANCE - 3.5%
   American International Group Inc.        900          97
   Hartford Financial Services            1,400          66
   Group Inc.
   XL Capital Ltd.                        2,000         104
                                                -----------
                                                        267

MACHINERY - 0.4%
   Ingersoll-Rand Co.                       500          28

MANUFACTURING - 5.0%
   Eastman Kodak Co.                        400          26
   General Electric Co.                   1,600         248
   Minnesota Mining & Manufacturing
    Co.                                     700          69
   Textron Inc.                             500          38
                                                -----------
                                                        381

MEDIA - 4.1%
   CBS Corp. (a)                          1,400          89
   Clear Channel Communications             300          27
   Inc. (a)
   MediaOne Group Inc. (a)                  600          46
   New York Times Co.                     1,000          49
   Time Warner Inc.                         700          51
   Walt Disney Co.                        1,600          47
                                                -----------
                                                        309

METALS & MINING - 0.4%
   Alcoa Inc.                               400          33

OIL & GAS PRODUCERS - 6.1%
   Exxon Mobil Corp.                      2,564         207
   Occidental Petroleum Corp.             1,800          39
   Royal Dutch Petroleum Co. - NY
    Shares                                2,500         151
   Texaco Inc.                              500          27
   USX-Marathon Group Inc.                1,500          37
                                                -----------
                                                        461

                     See notes to the financial statements.

                    GOLDMAN SACHS/JNL GROWTH & INCOME SERIES

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

PHARMACEUTICALS - 6.1%
   Bristol-Meyers Squibb Co.                800 $        51
   Eli Lilly & Co.                          700          47
   Johnson & Johnson                        500          47
   Merck & Co. Inc.                       1,200          80
   Pfizer Inc.                            1,400          45
   Pharmacia & Upjohn Inc.                1,400          63
   Schering-Plough Corp.                  1,200          51
   Warner-Lambert Co.                     1,000          82
                                                -----------
                                                        466

RETAIL - 6.4%
   CVS Corp.                              1,100          44
   Federated Department Stores Inc.(a)    1,700          86
   Gap Inc.                                 700          32
   Home Depot Inc.                          900          62
   May Department Stores Co.              2,300          74
   Tricon Global Restaurants Inc.(a)        900          35
   Wal-Mart Stores Inc.                   2,200         152
                                                -----------
                                                        485

SEMICONDUCTORS - 4.0%
   Intel Corp.                            2,200         181
   Motorola Inc.                            500          74
   Texas Instruments Inc.                   500          48
                                                -----------
                                                        303

SOFTWARE - 8.1%
   America Online Inc. (a)                1,000          75
   Automatic Data Processing Inc.           500          27
   Computer Associates
     International Inc.                   1,700         119
   Microsoft Corp. (a)                    2,900         339
   Oracle Corp. (a)                         500          56
                                                -----------
                                                        616

TELECOMMUNICATIONS - 12.3%
   Alltel Corp.                             200          17
   AT&T Corp.                             1,480          75
   Bell Atlantic Corp.                    1,200          74
   BellSouth Corp.                        1,900          89
   GTE Corp.                              1,300          92

                                    SHARES OR   MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Lucent Technologies Inc.               1,700 $       127
   MCI WorldCom Inc. (a)                  1,650          88
   Nortel Networks Corp.                  1,000         101
   SBC Communications Inc.                2,074         101
   Sprint Corp. (FON Group)               1,400          94
   Sprint Corp. (PCS Group) (a)             300          31
   US West Inc.                             600          43
                                                -----------
                                                        932

TOBACCO - 0.5%
   Philip Morris Cos. Inc.                1,600          37

TRANSPORTATION - 0.9%
   Burlington Northern Santa Fe
     Corp.                                2,800          68
                                                -----------

     Total Common Stocks
       (cost $6,437)                                  6,935
                                                -----------

SHORT TERM INVESTMENTS - 8.6%

MONEY MARKET FUND - 0.0%
   Dreyfus Cash Management Plus,
    5.53% (b)                               980           1

REPURCHASE AGREEMENT - 8.6%
   Repurchase agreement with Boston
    Safe Deposit & Trust, 3.50%
    (Collateralized by $707,685
    Federal Home Loan Mortgage Corp.,
    6.00%, due 12/01/2018,  market
    value $693,809) acquired
    on 12/31/1999, due 01/03/2000   $   654,000         654
                                                -----------

     Total Short Term Investments
       (cost $655)                                      655
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $7,092)                                $     7,590
                                                ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.


Based on the cost of investments of $7,188 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $838, the gross unrealized depreciation was $436 and the net unrealized appreciation on investments was $402.


                          SCHEDULE OF FUTURES CONTRACTS
                                DECEMBER 31, 1999

   CONTRACTS                                                    UNREALIZED
   ($100,000                                                   APPRECIATION
 PER CONTRACT)                                                    (000'S)
----------------                                               -------------
       1          S&P 500 Futures
                    Expiration March 2000                      $     14



                     See notes to the financial statements.

                                        LAZARD/JNL SMALL CAP VALUE SERIES
                                        LAZARD ASSET MANAGEMENT
                                        HERBERT W. GULLQUIST
[LAZARD ASSET MANAGEMENT LOGO]          EILEEN ALEXANDERSON

OBJECTIVE:

Lazard/JNL Small Cap Value Series is a non-diversified Series that seeks as its investment objective capital appreciation by investing primarily in equity securities of companies with market capitalizations under $1 billion that are believed by the sub-adviser to be inexpensively priced relative to the return on equity.

MONEY MANAGER COMMENTARY:

In a long-awaited broadening of the market, the Russell 2000 Index outperformed the S&P 500 Index in the fourth quarter of 1999 to deliver returns in-line with the S&P 500 Index for the year. However, a narrow group of technology and telecommunications stocks have been the driving force behind the performance of the Russell 2000 Index, accounting for 95% of the index's return. Investors focused almost exclusively on companies they felt were poised to benefit from the convergence of computing and telecommunications. The dominance of technology and telecommunications led to the unprecedented outperformance of the growth style, with growth rising 43% while value fell 1.5%.

The Series' low weight in technology and telecommunications significantly detracted from returns during 1999. While these groups are clearly benefiting from powerful secular trends, valuations have reached unprecedented heights. The Series underperformed the Russell 2000 Index for 1999; however, it outperformed the value component of the Index for the year. We continue to seek out stocks in these sectors that offer an attractive trade-off between valuation and financial productivity.

Amid the current technology euphoria, many investors capitulated on all other sectors, providing opportunities for the astute investor. The attractiveness of small value stocks was accurately reflected in the increase in stock purchases by corporate insiders, stock repurchase activity by corporations and takeover activity by strategic buyers, many of which are outside the U.S. The Series was particularly impacted by merger activity as many of the holdings were acquired during 1999. Most of these acquisitions involved foreign buyers seeking to expand their business or gain access to technology. For example, Philips Electronics, a Dutch concern, acquired VLSI Technology while World Color Press, one of the largest U.S. publishers of both print and digital information, was acquired by Quebecor Printing Inc., a Montreal-based company. We expect this merger and acquisition trend to continue and intensify in 2000, as private buyers take advantage of the compelling valuations in the sector.

We believe that the wisest strategy for the new era is one that shuns neither technology nor traditional sectors, but which finds the relative value within each sector based on thorough, continuing analyses of individual companies and an understanding of the global market in which they compete.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
LAZARD/JNL SMALL CAP VALUE SERIES AND THE RUSSELL 2000 INDEX

[LINE GRAPH]

                                                                 LAZARD/JNL SMALL CAP VALUE
                                                                           SERIES                       RUSSELL 2000 INDEX
                                                                 --------------------------             ------------------
3/02/1998                                                                  10000                              10000
3/31                                                                       10350                              10420
6/30                                                                        9640                               9821
9/30                                                                        7480                               7833
12/31/1998                                                                  8708                               9121
3/31                                                                        7937                               8625
6/30                                                                        9539                               9964
9/30                                                                        8788                               9333
12/31/1999                                                                  8879                              11068

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            1.96%
                       Since inception*........                          - 6.27%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

LAZARD/JNL SMALL CAP VALUE SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)



Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $6,604)                     $        6,289
Cash                                                       7
Receivables:
  Dividends and interest                                   9
  Fund shares sold                                        15
                                              --------------
TOTAL ASSETS                                           6,320
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                            5
  Administrative fees                                      1
  Fund shares redeemed                                     1
                                              --------------
TOTAL LIABILITIES                                          7
                                              --------------

NET ASSETS                                    $        6,313
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $        6,846
Undistributed net investment income                        5
Accumulated net realized loss on
  investments                                           (223)
Net unrealized depreciation on investments              (315)
                                              ==============
                                              $        6,313
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                            714
                                              ==============

NET ASSET VALUE PER SHARE
                                               $        8.84
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $           75
  Interest                                                10
                                              --------------
TOTAL INVESTMENT INCOME                                   85
                                              --------------

EXPENSES
  Advisory fees                                           57
  Administrative fees                                      5
                                              --------------
TOTAL EXPENSES                                            62
                                              --------------
NET INVESTMENT INCOME                                     23
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized loss on investments                         (83)
Net change in unrealized depreciation
  on investments                                         181
                                              --------------
NET REALIZED AND UNREALIZED GAINS                         98
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $          121
                                              ==============


     See notes to the financial statements.

LAZARD/JNL SMALL CAP VALUE SERIES

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   MARCH 2,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income (loss) .................................................                 $           23  $           (2)
  Net realized loss on investments .............................................                            (83)           (140)
  Net change in unrealized appreciation (depreciation) on investments ..........                            181            (496)
                                                                                                 --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................                            121            (638)
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                            (20)             --
  From net realized gains on investment transactions ...........................                             --              --
  Return of capital ............................................................                             --              (4)
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                            (20)             (4)
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                          2,516           5,555
  Reinvestment of distributions ................................................                             20               4
  Cost of shares redeemed ......................................................                         (1,128)           (113)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                          1,408           5,446
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                          1,509           4,804

NET ASSETS BEGINNING OF PERIOD .................................................                          4,804              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $        6,313  $        4,804
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $            5  $            2
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                            286             565
     Reinvestment of distributions .............................................                              2               1
     Shares redeemed ...........................................................                           (126)            (14)
                                                                                                 ---------------  --------------
     Net increase ..............................................................                            162             552
                                                                                                 ===============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $        4,000   $       6,734
     Proceeds from sales of securities .........................................                          2,808           1,332

--------------------------------------------------------------------------------
*    Commencement of operations.


                     See notes to the financial statements.

LAZARD/JNL SMALL CAP VALUE SERIES

Financial Highlights

                                                                                                                  PERIOD FROM
                                                                                                                    MARCH 2,
                                                                                                   YEAR ENDED       1998* TO
                                                                                                  DECEMBER 31,    DECEMBER 31,
                                                                                                      1999            1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $  8.70         $  10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income (loss) .................................................                    0.03            (0.01)
  Net realized and unrealized gain (loss) on investments .......................                    0.14            (1.28)
                                                                                                 --------------- ---------------
  Total income (loss) from operations ..........................................                    0.17            (1.29)
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                   (0.03)              --
  From net realized gains on investment transactions ...........................                      --               --
  Return of capital ............................................................                      --            (0.01)
                                                                                                 --------------- ---------------
  Total distributions ..........................................................                   (0.03)           (0.01)
                                                                                                 --------------- ---------------
  Net increase (decrease) ......................................................                    0.14            (1.30)
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD .................................................                 $  8.84         $   8.70
                                                                                                 =============== ===============

TOTAL RETURN (A) ...............................................................                    1.96%          (12.92)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $ 6,313         $  4,804
  Ratio of expenses to average net assets (b) ..................................                    1.15%            1.20%
  Ratio of net investment income (loss) to average net assets (b) ..............                    0.43%           (0.04)%
  Portfolio turnover ...........................................................                   53.35%           40.15%


RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT:
  Ratio of expenses to average net assets (b) ..................................                     n/a             1.89%
  Ratio of net investment loss to average net assets (b) .......................                     n/a            (0.73)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                        LAZARD/JNL SMALL CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                         SHARES       MARKET
                                         OR            VALUE
                                         PRINCIPAL    (000'S)
                                          AMOUNT
----------------------------------------------------------------

COMMON STOCKS - 96.3%

ADVERTISING - 0.6%
   R.H. Donnelley Corp.                       2,000  $       38

AEROSPACE & DEFENSE - 1.4%
   AAR Corp.                                  2,700          49
   Cordant Technologies Inc.                  1,100          36
                                                     -----------
                                                             85

APPAREL - 1.1%
   Men's Wearhouse Inc. (a)                   1,800          53
   Nautica Enterprises Inc. (a)               1,700          19
                                                     -----------
                                                             72

AUTO PARTS & EQUIPMENT - 3.2%
   Borg-Warner Automotive Inc.                1,600          65
   Dura Automotive Systems Inc. (a)           1,000          17
   Pennzoil-Quaker State Co.                  6,000          61
   Tower Automotive Inc. (a)                  3,600          56
                                                     -----------
                                                            199

BANKS - 3.4%
   Banta Corp.                                2,800          63
   Chittenden Corp.                           1,100          33
   Hudson United Bancorp                      2,505          64
   Southwest Bancorp of Texas Inc. (a)        2,800          55
                                                     -----------
                                                            215

BEVERAGES - 0.7%
   Whitman Corp.                              3,400          46

BUILDING MATERIALS - 1.9%
   Apogee Enterprises Inc.                    4,500          23
   Hussmann International Inc.                2,600          39
   Martin Marietta Materials Inc.             1,400          57
                                                     -----------
                                                            119

CHEMICALS - 2.4%
   A. Schulman Inc.                           1,900          31
   Ferro Corp.                                2,800          62
   H.B. Fuller Co.                            1,100          61
                                                     -----------
                                                            154

COAL - 0.3%
   Consol Energy Inc.                         2,000          20

COMMERCIAL SERVICES - 7.5%
   ACNielsen Corp. (a)                        3,000          74
   American Management Systems Inc. (a)       1,800          56
   Aviation Sales Co. (a)                     1,000          17
   CDI Corp. (a)                              1,600          39
   Gartner Group Inc.                         1,300          20
   Houghton Mifflin Co.                       1,100          46
   Interim Services Inc. (a)                  2,200          55
   Pittston Brink's Group                     1,900          42
   Polaroid Corp.                             2,300          43
   Standard Register Co.                      1,300          25
   United Stationers Inc. (a)                 1,900          54
                                                     -----------
                                                            471

                                         SHARES       MARKET
                                         OR            VALUE
                                         PRINCIPAL    (000'S)
                                          AMOUNT
----------------------------------------------------------------

COMPUTERS - 4.6%
   Anixter International Inc. (a)             3,800  $       78
   Bell & Howell Co. (a)                      2,600          83
   Electronics for Imaging Inc. (a)             700          41
   InaCom Corp. (a)                           4,400          32
   Quantum Corp.-Hard Disk Drive Group (a)    8,200          57
                                                     -----------
                                                            291

ELECTRIC - 1.3%
   Avista Corp.                               2,700          42
   Sierra Pacific Resources                   2,304          40
                                                     -----------
                                                             82

ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
   Belden Inc.                                1,600          34
   Mentor Graphics Corp. (a)                  4,500          59
                                                     -----------
                                                             93

ELECTRONICS - 6.5%
   Credence Systems Corp. (a)                   400          35
   Kemet Corp. (a)                            1,400          63
   Oak Industries Inc. (a)                    1,000         106
   Sensormatic Electronics Corp. (a)          2,600          45
   Tectronix Inc.                             2,700         105
   Watts Industries Inc.                      3,700          55
                                                     -----------
                                                            409

ENGINEERING & CONSTRUCTION - 1.1%
   Coflexip SA - ADR                            900          34
   Dycom Industries Inc. (a)                    300          14
   Granite Construction Inc.                  1,200          22
                                                     -----------
                                                             70

ENTERTAINMENT - 0.6%
   Imax Corp. (a)                             1,300          36

FOOD - 5.9%
   American Italian Pasta Co. (a)             3,300         101
   Aurora Foods Inc. (a)                      2,700          25
   Flowers Industries Inc.                    4,000          64
   Great Atlantic & Pacific Tea Co. Inc.      2,600          72
   Lance Inc.                                 1,600          16
   Ralcorp Holdings Inc. (a)                  3,300          66
   Ruddick Corp.                              1,600          25
                                                     -----------
                                                            369

FOREST PRODUCTS & PAPER - 1.9%
   Chesapeake Corp.                           1,900          58
   Wausau-Mosinee Paper Corp.                 5,200          61
                                                     -----------
                                                            119

HAND & MACHINE TOOLS - 1.8%
   Applied Power Inc.                         1,500          55
   Regal Beloit Corp.                         2,900          60
                                                     -----------
                                                            115

HEALTHCARE - 4.3%
   Apria Healthcare Group Inc. (a)            3,700          66
   Invacare Corp.                             3,300          66
   Sierra Health Services Inc. (a)              250           2
   Sunrise Medical Inc. (a)                   3,000          19


                     See notes to the financial statements.

                        LAZARD/JNL SMALL CAP VALUE SERIES

                                         SHARES       MARKET
                                         OR            VALUE
                                         PRINCIPAL    (000'S)
                                          AMOUNT
----------------------------------------------------------------

   Varian Medical Systems Inc. (a)            2,400  $       72
   West Pharmaceutical Services Inc.          1,500          46
                                                     -----------
                                                            271

HOME BUILDERS - 1.9%
   Kaufman & Broad Home Corp.                 2,000          48
   Toll Brothers Inc. (a)                     3,700          69
                                                     -----------
                                                            117

HOME FURNISHINGS - 5.1%
   Bassett Furniture Industries Inc.          2,100          34
   Dorel Industries Inc. - Class B (a)        2,600          43
   Ethan Allen Interiors Inc.                 1,700          54
   Furniture Brands International Inc.(a)     3,400          75
   Harman International Industries Inc.       2,000         112
                                                     -----------
                                                            318

INSURANCE - 5.9%
   Arthur J. Gallagher & Co.                  1,300          84
   E.W. Blanch Holdings Inc.                    900          55
   Enhance Financial Services Group Inc.      3,200          52
   Everest Reinsurance Holdings Inc.          2,400          54
   HCC Insurance Holdings Inc.                1,600          21
   Radian Group Inc.                          1,426          68
   RenaissanceRE Holdings Ltd.                  900          37
                                                     -----------
                                                            371

LEISURE TIME - 0.7%
   Polaris Industries Inc.                    1,200          43

LODGING - 0.7%
   Prime Hospitality Corp. (a)                5,100          45

MACHINERY - 1.6%
   Briggs & Stratton Corp.                      400          22
   JLG Industries Inc.                        4,900          78
                                                     -----------
                                                            100

MANUFACTURING - 3.2%
   Circor International Inc. (a)              1,850          19
   Crane Co.                                  1,950          39
   Federal Signal Corp.                       3,000          48
   Mark IV Industries Inc.                    2,000          35
   Roper Industries Inc.                      1,600          61
                                                     -----------
                                                            202

MEDIA - 2.7%
   Bowne & Co. Inc.                           5,400          73
   Mail-Well Inc. (a)                         3,500          47
   Pulitzer Inc.                              1,300          53
                                                     -----------
                                                            173

OFFICE & BUSINESS EQUIPMENT - 1.1%
   Dentsply International Inc.                1,900          45
   Interface Inc.                             4,300          25
                                                     -----------
                                                             70

OIL & GAS PRODUCERS - 3.1%
   Barrett Resources Corp. (a)                2,300          68
   Devon Energy Corp.                         1,800          59
   Helmerich & Payne Inc.                     3,000          65
                                                     -----------
                                                            192

                                         SHARES       MARKET
                                         OR            VALUE
                                         PRINCIPAL    (000'S)
                                          AMOUNT
----------------------------------------------------------------

PACKAGING & CONTAINERS - 0.6%
   American National Can Group Inc.           2,800  $       36

PHARMACEUTICALS - 0.9%
   AmeriSource Health Corp. (a)               2,800          42
   Perrigo Co. (a)                            1,500          12
                                                     -----------
                                                             54

REAL ESTATE - 5.7%
   Catellus Development Corp. (a)             4,900          63
   Chateau Communities Inc.                   1,800          47
   Chelsea GCA Realty Inc.                      600          18
   FelCor Lodging Trust Inc.                  3,400          59
   Glenborough Realty Trust Inc.              3,100          41
   JDN Realty Corp.                           2,300          37
   Kilroy Realty Corp.                        2,100          46
   Mack-Cali Realty Corp.                     1,800          47
                                                     -----------
                                                            358

RETAIL - 5.5%
   Borders Group Inc. (a)                     4,700          75
   Casey's General Stores Inc.                3,100          32
   CompUSA Inc. (a)                           5,600          29
   Hughes Supply Inc.                         2,000          43
   Lone Star Steakhouse & Saloon Inc.(a)      2,200          20
   Pier 1 Imports Inc.                        5,200          33
   Ryan's Family Steak Houses Inc. (a)        1,700          14
   Talbots Inc.                                 800          36
   Venator Group Inc. (a)                     6,700          47
   WET Seal Inc. (a)                          1,300          16
                                                     -----------
                                                            345

SAVINGS & LOANS - 1.8%
   Astoria Financial Corp.                    1,935          59
   Staten Island Bancorp Inc.                 3,100          56
                                                     -----------
                                                            115

SEMICONDUCTORS - 0.5%
   Lam Research Corp. (a)                       300          33

SOFTWARE - 0.6%
   Acxiom Corp. (a)                           1,700          41

STORAGE & WAREHOUSING - 0.6%
   Storage Technology Corp. (a)               2,000          37

TELECOMMUNICATIONS - 0.6%
   Allen Telecom Inc. (a)                     3,300          38

TRANSPORTATION - 1.5%
   CNF Transportation Inc.                    2,000          69
   Pittston BAX Group                         2,400          25
                                                     -----------
                                                             94
                                                     -----------

     Total Common Stocks
       (cost $6,371)                                      6,056
                                                     -----------

                     See notes to the financial statements.

                        LAZARD/JNL SMALL CAP VALUE SERIES

                                         SHARES       MARKET
                                         OR            VALUE
                                         PRINCIPAL    (000'S)
                                          AMOUNT
----------------------------------------------------------------

SHORT TERM INVESTMENT - 3.7%

MONEY MARKET FUND - 3.7%
   Dreyfus Cash Management Plus, 5.53%(b)   233,018  $      233
                                                     -----------


     Total Short Term Investment
       (cost $233)                                          233
                                                     -----------


TOTAL INVESTMENTS - 100%
   (cost $6,604)                                     $    6,289
                                                     ===========



--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.

Based on the cost of investments of $6,614 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $679, the gross unrealized depreciation was $1,004 and the net unrealized depreciation on investments was $325.






                     See notes to the financial statements.

                                        LAZARD/JNL MID CAP VALUE SERIES
                                        LAZARD ASSET MANAGEMENT
                                        HERBERT W. GULLQUIST
[LAZARD ASSET MANAGEMENT LOGO]          EILEEN ALEXANDERSON

OBJECTIVE:

Lazard/JNL Mid Cap Value Series is a non-diversified Series that seeks as its investment objective capital appreciation by investing primarily in equity securities of companies with market capitalizations in the range of companies represented in the Russell Midcap Index that the sub-adviser considers inexpensively priced relative to the return on total capital or equity.

MONEY MANAGER COMMENTARY:

Investors' excitement over the potential of the "new economy", characterized by the convergence of technology and telecommunications, ignited a powerful rally in those stocks perceived to be leading this revolution. The technology and telecommunications sectors within mid-cap each rose well over 100% in 1999 while, outside of these favored groups, mid caps actually declined. The strong performance of technology, which is well represented in growth indices, led to the Russell Midcap Growth Index outperforming its value counterpart by the widest margin ever, rising over 50%, while the value index actually declined. After five consecutive years of buoyant equity markets, investors have displayed a high tolerance for risk, avoiding profitable companies in established industries in favor of the promise of innovative companies in new industries. In fact, stocks in the Russell Midcap Index that have lost money during the past year were up a startling 163% on average in 1999, well ahead of the returns of profitable companies.

The Series' low weight in technology and telecommunications significantly detracted from returns during 1999. In addition, while our holdings in these groups performed quite well, they could not keep pace with the spectacular gains of the more speculative stocks in these sectors. Technology and telecommunications are clearly benefiting from powerful secular trends, but valuations have reached unprecedented heights. The Series underperformed the Russell Midcap Index for 1999; however, it outperformed the value component of the Index for the year. We continue to seek stocks in these sectors that offer an attractive trade-off between valuation and financial productivity. Market weakness during the summer gave us the opportunity to commit capital to technology, while maintaining our valuation discipline, for which we were rewarded during the fourth quarter rally.

Investors' myopic focus on technology and telecommunications has also created opportunities among traditional companies. After all, it is the traditional companies that are responsible for much of the demand for information technology as they seek to improve their operations by incorporating the Internet and other technologies into their businesses. Yet the potential improvement in efficiency and profitability at traditional companies is clearly not incorporated into their valuations. We believe that the wisest strategy for the new era is one that shuns neither technology nor traditional sectors, but which finds the relative value within each sector based on thorough analysis of individual companies and an understanding of the global market in which they compete.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
LAZARD/JNL MID CAP VALUE SERIES AND THE RUSSELL MIDCAP INDEX

[LINE GRAPH]

                                                              LAZARD/JNL MID CAP VALUE SERIES          RUSSELL MIDCAP INDEX
                                                              -------------------------------          --------------------
3/02/1998                                                                  10000                              10000
3/31                                                                       10420                              10461
6/30                                                                        9670                              10261
9/30                                                                        7890                               8695
12/31/1998                                                                  9236                              10264
3/31                                                                        9025                              10177
6/30                                                                       10108                              11245
9/30                                                                        8794                              10237
12/31/1999                                                                  9676                              11955

                       AVERAGE ANNUAL
                       TOTAL RETURN
                       1 year................                              4.77%
                       Since inception*......                             -1.78%

                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

LAZARD/JNL MID CAP VALUE SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)



Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $6,464)                     $        6,390
Cash                                                       1
Receivables:
  Dividends and interest                                   6
  Foreign taxes recoverable                                1
  Fund shares sold                                         3
                                              --------------
TOTAL ASSETS                                           6,401
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                            5
  Administrative fees                                      1
  Fund shares redeemed                                     1
                                              --------------
TOTAL LIABILITIES                                          7
                                              --------------

NET ASSETS                                    $        6,394
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $        6,433
Undistributed net investment income                       --
Accumulated net realized gain on
  investments                                             35
Net unrealized depreciation on investments               (74)
                                              ==============
                                              $        6,394
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                            664
                                              ==============

NET ASSET VALUE PER SHARE                      $        9.63
                                              ==============




Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                    $          60
  Interest                                                12
                                              --------------
TOTAL INVESTMENT INCOME                                   72
                                              --------------

EXPENSES
  Advisory fees                                           53
  Administrative fees                                      6
                                              --------------
TOTAL EXPENSES                                            59
                                              --------------
NET INVESTMENT INCOME                                     13
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain on investments                         341
Net change in unrealized depreciation
  on investments                                         (24)
                                              --------------
NET REALIZED AND UNREALIZED GAINS                        317
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                              $         330
                                              ==============


                     See notes to the financial statements.

LAZARD/JNL MID CAP VALUE SERIES

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   MARCH 2,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $          13   $          13
  Net realized gain (loss) on investments ......................................                           341            (306)
  Net change in unrealized depreciation on investments .........................                           (24)            (50)
                                                                                                 --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................                           330            (343)
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (13)            (13)
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                           (13)            (13)
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         6,698           5,976
  Reinvestment of distributions ................................................                            13              13
  Cost of shares redeemed ......................................................                        (5,365)           (902)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         1,346           5,087
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                         1,663           4,731

NET ASSETS BEGINNING OF PERIOD .................................................                         4,731               -
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $       6,394   $       4,731
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $          --   $          --
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                           729             618
     Reinvestment of distributions .............................................                             1               1
     Shares redeemed ...........................................................                          (580)           (105)
                                                                                                 ---------------  --------------
     Net increase ..............................................................                           150             514
                                                                                                 ===============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $       7,355   $       7,089
     Proceeds from sales of securities .........................................                         6,170           2,167

--------------------------------------------------------------------------------
*    Commencement of operations.


                     See notes to the financial statements.

LAZARD/JNL MID CAP VALUE SERIES

Financial Highlights


                                                                                                                  PERIOD FROM
                                                                                                                   MARCH 2,
                                                                                                   YEAR ENDED      1998* TO
                                                                                                  DECEMBER 31,   DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $       9.21    $       10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                         0.02             0.03
  Net realized and unrealized gains (losses) on investments ....................                         0.42            (0.79)
                                                                                                 --------------- ---------------
  Total income (loss) from operations ..........................................                         0.44            (0.76)
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                        (0.02)           (0.03)
  From net realized gains on investment transactions ...........................                           --               --
                                                                                                 --------------- ---------------
  Total distributions ..........................................................                        (0.02)           (0.03)
                                                                                                 --------------- ---------------
  Net increase (decrease) ......................................................                         0.42            (0.79)
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD .................................................                 $       9.63    $        9.21
                                                                                                 =============== ===============

TOTAL RETURN (A) ...............................................................                         4.77 %          (7.64)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $      6,394    $       4,731
  Ratio of expenses to average net assets (b) ..................................                        1.075 %          1.125 %
  Ratio of net investment income to average net assets (b) .....................                         0.25 %           0.34 %
  Portfolio turnover ...........................................................                       118.56 %          70.72 %


RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT:
  Ratio of expenses to average net assets (b) ..................................                          n/a             1.85 %
  Ratio of net investment loss to average net assets (b) .......................                          n/a            (0.38)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                         LAZARD/JNL MID CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 95.0%

ADVERTISING - 1.4%
   Young & Rubicam Inc.                   1,300 $        92

AUTO PARTS & EQUIPMENT - 1.9%
   Borg-Warner Automotive Inc.            3,000         122

BANKS - 5.6%
   Comerica Inc.                          1,500          70
   Hibernia Corp.                         6,000          64
   North Fork Bancorporation Inc.         5,550          97
   SouthTrust Corp.                       3,300         125
                                                -----------
                                                        356

BEVERAGES - 1.9%
   Whitman Corp.                          9,200         124

CHEMICALS - 1.8%
   Eastman Chemical Co.                   2,400         115

COMPUTERS - 10.0%
   3Com Corp. (a)                         3,700         174
   Apple Computer Inc. (a)                  300          31
   Ceridian Corp. (a)                     5,900         127
   Electronics for Imaging Inc. (a)       1,300          76
   NCR Corp. (a)                          2,700         102
   Quantum Corp. - DLT &
    Storage Systems (a)                   8,400         127
                                                -----------
                                                        637

COSMETICS & PERSONAL CARE - 1.3%
   Avon Products Inc.                     2,600          86

DIVERSIFIED FINANCIAL SERVICES -
5.1%
   Capital One Financial Corp.            2,600         125
   CIT Group Inc.                         3,800          80
   Franklin Resources Inc.                3,700         119
                                                -----------
                                                        324

ELECTRIC - 8.9%
   CMS Energy Corp.                       3,600         112
   Entergy Corp.                          4,100         106
   Midamerican Energy Holdings Co.        3,600         121
   Niagara Mohawk Holdings Inc. (a)       9,000         125
   NiSource Inc.                          5,700         102
                                                -----------
                                                        566

ELECTRONICS - 1.6%
   Kemet Corp. (a)                        2,200          99

ENVIRONMENTAL CONTROL - 2.4%
   Republic Services Inc. (a)            10,700         154

FOOD - 3.8%
   Adolph Coors Co. - Class B             2,500         131
   Ralston Purina Group                   4,100         114
                                                -----------
                                                        245

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

FOREST PRODUCTS & PAPER - 2.0%
   Bowater Inc.                           2,300 $       125

HAND & MACHINE TOOLS - 2.3%
   Black & Decker Corp.                   2,800         146

HEALTHCARE - 1.7%
   Biomet Inc.                            2,700         108

HOME FURNISHINGS - 2.4%
   Ethan Allen Interiors Inc.             2,100          67
   Maytag Corp.                           1,800          86
                                                -----------
                                                        153

HOUSEHOLD PRODUCTS - 1.9%
   Dial Corp.                             5,100         124

INSURANCE - 5.5%
   Ace Ltd.                               5,500          92
   AMBAC Financial Group Inc.             2,500         131
   Everest Reinsurance Holdings           3,800          85
   Inc.
   Hartford Life Inc.                     1,000          44
                                                -----------
                                                        352

MACHINERY - 2.8%
   Cooper Cameron Corp. (a)               1,900          93
   Ingersoll-Rand Co.                     1,600          88
                                                -----------
                                                        181

MANUFACTURING - 3.7%
   General Dynamics Corp.                 2,600         137
   PPG Industries Inc.                    1,600         100
                                                -----------
                                                        237

MEDIA - 1.0%
   New York Times Co.                     1,300          64

OFFICE & BUSINESS EQUIPMENT - 2.0%
   Harris Corp.                           4,700         125

OIL & GAS PRODUCERS - 3.6%
   Devon Energy Corp.                     3,700         122
   EOG Resources Inc.                     6,200         109
                                                -----------
                                                        231

PHARMACEUTICALS - 1.2%
   Watson Pharmaceuticals Inc. (a)        2,200          79

RETAIL - 8.3%
   Borders Group Inc. (a)                 9,300         149
   Consolidated Stores Corp. (a)          2,900          47
   Saks Inc. (a)                          6,900         107
   Tricon Global Restaurants Inc. (a)     3,000         116
   Venator Group Inc. (a)                15,900         111
                                                -----------
                                                        530



                     See notes to the financial statements.

                         LAZARD/JNL MID CAP VALUE SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SOFTWARE - 3.8%
   IMS Health Inc.                        4,700 $       128
   Seagate Technology Inc. (a)            2,500         116
                                                -----------
                                                        244

STORAGE & WAREHOUSING - 2.0%
   Storage Technology Corp. (a)           6,900         127

TELECOMMUNICATIONS - 3.2%
   Broadwing Inc.                         2,000          74
   LSI Logic Corp. (a)                    1,100          74
   Tritel Inc. (a)                        1,700          54
                                                -----------
                                                        202

TRANSPORTATION - 1.9%
   CNF Transportation Inc.                3,500         121
                                                -----------

     Total Common Stocks
       (cost $6,143)                                  6,069
                                                -----------

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS -  5.0%

MONEY MARKET FUNDS - 5.0%
   Dreyfus Cash Management Plus,
    5.53 % (b)                          312,390 $       312
   Dreyfus Government Cash
     Management, 5.08% (b)                8,434           9
                                                -----------

     Total Short Term Investments
       (cost $321)                                      321
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $6,464)                                $     6,390
                                                ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is quoted yield as of December 31, 1999.


Based on the cost of investments of $6,465 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $594, the gross unrealized depreciation was $669 and the net unrealized depreciation on investments was $75.


                     See notes to the financial statements.

              PPM AMERICA/JNL BALANCED SERIES
              PPM AMERICA, INC.
              TEAM MANAGEMENT
[PPM AMERICA LOGO]

OBJECTIVE:

PPM America/JNL Balanced Series seeks as its investment objective reasonable income, long-term capital growth and preservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

MONEY MANAGER COMMENTARY:

The U.S. equity market rose to unprecedented valuation levels in 1999 with the S&P 500 Stock Index producing its fifth consecutive 20%+ annual return. This represents the best cumulative 5-year return in recorded market history since 1926. The market in 1999, however, was quite narrow. It was driven primarily by the technology sector and the stocks of a relative handful of very large companies. The overall stock market ignored a rising interest rate environment. The rate rise caused the U.S. fixed income market to post negative returns for the year. The Federal Reserve repeatedly raised short-term rates to prevent inflation as the economy continued to show strong growth and as commodity prices rose. With rising short-term rates, investors demanded higher yields at all maturities.

The market's euphoria over technology stocks has led many investors to ignore valuation principles and fundamentals. With the technology sector now representing approximately 25% of the S&P 500, we believe that the risk/reward relationship of the overall market is unfavorable. As a result, we believe that a fairly even allocation between equity and fixed income securities is prudent.

The stock selection philosophy that guides the management of the equity component of the Series is value-oriented. We are committed to investing in attractively priced stocks of companies with solid fundamentals. The equity portion of the Series' assets has a lower-than-market price/earnings ratio (compared to the S&P 500 Index) and a higher-than-market dividend yield. The equity component is overweighted in stocks of basic material, auto, financial and transportation companies. It is significantly underweighted in technology and healthcare stocks. The fixed income portion of the Series is managed with a duration-neutral, relative value framework. With an interest rate risk profile similar to the overall bond market, the fixed income portion of the Series was overweighted (at year-end) in corporate bonds and mortgage-backed securities. The Series was underweighted in U.S. Government securities, asset-backed securities, and commercial mortgage-backed securities.

The Series produced a return of -0.11% for 1999. This compares to 21.04% for the S&P 500 Index and -0.82% for the Lehman Brothers Aggregate Bond Index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PPM AMERICA/JNL BALANCED SERIES, THE S&P 500 INDEX AND THE
LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                     PPM AMERICA/JNL                                    LEHMAN BROTHERS AGGREGATE
                                                     BALANCED SERIES              S&P 500 INDEX                BOND INDEX
                                                     ---------------              -------------         -------------------------
5/15/1995                                                 10000                       10000                       10000
6/30                                                      10210                       10356                       10210
9/30                                                      10840                       11179                       10469
12/31/1995                                                11545                       11851                       10915
3/31                                                      11660                       12487                       10722
6/30                                                      11983                       13046                       10404
9/30                                                      12265                       13448                       10778
12/31/1996                                                12792                       14568                       11102
3/31                                                      12739                       14958                       11010
6/30                                                      13984                       17567                       11415
9/30                                                      14810                       18882                       11796
12/31/1997                                                15150                       19424                       12143
3/31                                                      16391                       22134                       12333
6/30                                                      16345                       22863                       12619
9/30                                                      15440                       20593                       13152
12/31/1998                                                16674                       24975                       13197
3/31                                                      16563                       26220                       13132
6/30                                                      17627                       28068                       13016
9/30                                                      16612                       26315                       13105
12/31/1999                                                16657                       30231                       13088

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                          - 0.11%
                       Since inception*........                           11.64%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995. Prior to May 1, 1997, the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel, Inc.

PPM AMERICA/JNL BALANCED SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)



Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $147,485)                   $     142,092
Receivables:
  Dividends and interest                              1,130
  Fund shares sold                                       86
                                              --------------
TOTAL ASSETS                                        143,308
                                              --------------

LIABILITIES
Cash overdraft                                          178
Payables:
  Advisory fees                                          86
  Administrative fees                                    12
  Fund shares redeemed                                   20
                                              --------------
TOTAL LIABILITIES                                       296
                                              --------------

NET ASSETS                                    $     143,012
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $     148,369
Undistributed net investment income                       1
Accumulated net realized gain on
  investments                                            35
Net unrealized depreciation on investments           (5,393)
                                              --------------
                                              $     143,012
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        11,348
                                              ==============

NET ASSET VALUE PER SHARE                      $      12.60
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $       1,549
  Interest                                            4,059
  Security lending income                                26
                                              --------------
TOTAL INVESTMENT INCOME                               5,634
                                              --------------

EXPENSES
  Advisory fees                                         895
  Administrative fees                                   124
                                              --------------
TOTAL EXPENSES                                        1,019
                                              --------------
NET INVESTMENT INCOME                                 4,615
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain on investments                      4,135
Net change in unrealized depreciation
  on investments                                     (9,915)
                                              --------------
NET REALIZED AND UNREALIZED LOSSES                   (5,780)
                                              --------------

NET DECREASE IN NET ASSETS
  FROM OPERATIONS                             $      (1,165)
                                              ==============

                     See notes to the financial statements.

PPM AMERICA/JNL BALANCED SERIES

Statements of Changes in Net Assets
(in thousands)


                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment income ........................................................                  $       4,615   $       3,107
  Net realized gain on investments .............................................                          4,135           3,118
  Net change in unrealized appreciation (depreciation) on investments ..........                         (9,915)            916
                                                                                                  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................                         (1,165)          7,141
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                         (4,660)         (3,118)
  From net realized gains on investment transactions ...........................                         (4,522)         (2,845)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                         (9,182)         (5,963)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         77,818          41,272
  Reinvestment of distributions ................................................                          9,182           5,963
  Cost of shares redeemed ......................................................                        (29,615)        (12,133)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         57,385          35,102
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         47,038          36,280

NET ASSETS BEGINNING OF PERIOD .................................................                         95,974          59,694
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $     143,012   $      95,974
                                                                                                  ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                  $           1   $          --
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                          5,662           2,985
     Reinvestment of distributions .............................................                            730             443
     Shares redeemed ...........................................................                         (2,162)           (881)
                                                                                                  --------------  --------------
     Net increase ..............................................................                          4,230           2,547
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $      99,324   $      48,702
     Proceeds from sales of securities .........................................                         42,607          33,825

     Purchases of U.S. Government obligations ..................................                         18,615          27,115
     Proceeds from sales of U.S. Government obligations ........................                          3,419           7,295


                     See notes to the financial statements.

PPM AMERICA/JNL BALANCED SERIES

Financial Highlights

                                                                                                        PERIOD FROM     PERIOD FROM
                                                                                                          APRIL 1,        MAY 15,
                                                                                                          1996 TO        1995* TO
                                                                  YEAR ENDED DECEMBER 31,               DECEMBER 31,     MARCH 31,
                                                            1999            1998            1997            1996           1996
                                                       --------------- --------------- --------------- -------------- --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...............     $   13.48       $   13.06       $   11.92       $   11.17      $   10.00
                                                       --------------- --------------- --------------- -------------- --------------
INCOME FROM OPERATIONS:
  Net investment income ............................          0.44            0.47            0.36            0.10           0.25
  Net realized and unrealized gains (losses) on
    investments ....................................         (0.45)           0.84            1.83            0.98           1.40
                                                       --------------- --------------- --------------- -------------- --------------
  Total income (loss) from operations ..............         (0.01)           1.31            2.19            1.08           1.65
                                                       --------------- --------------- --------------- -------------- --------------

LESS DISTRIBUTIONS:
  From net investment income .......................         (0.44)          (0.47)          (0.36)          (0.15)         (0.19)
  From net realized gains on investment transactions         (0.43)          (0.42)          (0.69)          (0.18)         (0.29)
                                                       --------------- --------------- --------------- -------------- --------------
  Total distributions ..............................         (0.87)          (0.89)          (1.05)          (0.33)         (0.48)
                                                       --------------- --------------- --------------- -------------- --------------
  Net increase (decrease) ..........................         (0.88)           0.42            1.14            0.75           1.17
                                                       --------------- --------------- --------------- -------------- --------------

NET ASSET VALUE, END OF PERIOD .....................   $     12.60       $   13.48       $   13.06       $   11.92      $   11.17
                                                       =============== =============== =============== ============== ==============

TOTAL RETURN (A) ...................................       (0.11)%           10.06%          18.43%           9.72%         16.60%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .........   $   143,012       $  95,974       $  59,694       $  24,419      $   4,761
  Ratio of expenses to average net assets (b) ......          0.82%           0.85%           0.93%           1.04%          1.01%
  Ratio of net investment income to average net
    assets (b) .....................................          3.71%           3.87%           3.72%           2.39%          2.99%
  Portfolio turnover ...............................         35.02%          33.74%         160.88%         158.15%        115.84%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR FEES PAID INDIRECTLY:
  Ratio of expenses to average net assets (b) ......           n/a            0.85%           0.94%           1.22%          3.71%
  Ratio of net investment income to average net
    assets (b) .....................................           n/a            3.87%           3.71%           2.21%          0.29%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                         PPM AMERICA/JNL BALANCED SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


   .                                SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 50.8%

AEROSPACE & DEFENSE - 2.1%
   Lockheed Martin Corp.                 78,500 $     1,717
   United Technologies Corp.             18,600       1,209
                                                -----------
                                                      2,926

APPAREL - 1.8%
   Liz Claiborne Inc.                    26,600       1,001
   VF Corp.                              51,900       1,557
                                                -----------
                                                      2,558

AUTO MANUFACTURERS - 2.0%
   Ford Motor Co.                        27,400       1,464
   General Motors Corp.                  19,100       1,388
                                                -----------
                                                      2,852

AUTO PARTS & EQUIPMENT - 1.8%
   Delphi Automotive Systems Corp.       72,600       1,143
   TRW Inc.                              26,900       1,397
                                                -----------
                                                      2,540

BANKS - 3.6%
   Bank of America Corp.                 34,200       1,716
   Chase Manhattan Corp.                 16,000       1,243
   KeyCorp                               69,300       1,533
   Union Planters Corp.                  16,600         655
                                                -----------
                                                      5,147

CHEMICALS - 1.1%
   Rohm & Haas Co.                       36,700       1,493

ELECTRIC - 2.0%
   FirstEnergy Corp.                     59,900       1,359
   GPU Inc.                              47,100       1,410
                                                -----------
                                                      2,769

ELECTRONICS - 1.1%
   Parker Hannifin Corp.                 29,100       1,493

FOREST PRODUCTS & PAPER - 1.8%
   Fort James Corp.                      51,100       1,399
   Mead Corp.                            27,900       1,212
                                                -----------
                                                      2,611

HEALTHCARE - 1.1%
   Columbia/HCA Healthcare Corp.         55,100       1,615

HOME FURNISHINGS - 0.9%
   Maytag Corp.                          27,400       1,315

INSURANCE - 4.4%
   Aetna Inc.                            29,000       1,619
   American Financial Group Inc.         24,400         644
   American General Corp.                10,500         797
   Cigna Corp.                           17,900       1,442
   Hartford Financial Services
     Group Inc.                          36,300       1,720
                                                -----------
                                                      6,222

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

IRON & STEEL - 1.0%
   Nucor Corp.                           25,400 $     1,392

LEISURE TIME - 0.7%
   Brunswick Corp.                       44,100         981

MANUFACTURING - 2.5%
   Cooper Industries Inc.                25,700       1,039
   ITT Industries Inc.                   31,200       1,043
   PPG Industries Inc.                   24,000       1,502
                                                -----------
                                                      3,584

METALS & MINING - 1.1%
   Phelps Dodge Corp.                    23,900       1,604

OFFICE & BUSINESS EQUIPMENT - 1.7%
   Harris Corp.                          39,900       1,065
   Xerox Corp.                           60,300       1,368
                                                -----------
                                                      2,433

OIL & GAS PRODUCERS - 3.2%
   Ashland Inc.                          38,500       1,268
   Chevron Corp.                          7,700         667
   Occidental Petroleum Corp.            64,900       1,403
   Phillips Petroleum Co.                26,800       1,260
                                                -----------
                                                      4,598

PACKAGING & CONTAINERS - 0.5%
   Pactiv Corp. (a)                      64,100         681

RETAIL - 3.3%
   Federated Department Stores Inc. (a)  36,900       1,866
   K Mart Corp. (a)                     162,100       1,631
   Sears, Roebuck & Co.                  39,800       1,211
                                                -----------
                                                      4,708

SAVINGS & LOANS - 3.1%
   Charter One Financial Inc.            90,500       1,731
   Sovereign Bancorp Inc.               144,200       1,075
   Washington Mutual Inc.                59,300       1,542
                                                -----------
                                                      4,348

SOFTWARE - 1.1%
   Computer Associates                   22,300       1,560
   International Inc.

TELECOMMUNICATIONS - 5.5%
   Bell Atlantic Corp.                   21,300       1,311
   BellSouth Corp.                       23,000       1,077
   CenturyTel Inc.                       21,500       1,019
   GTE Corp.                             18,800       1,326
   SBC Communications Inc.               29,100       1,419
   US West Inc.                          23,400       1,685
                                                -----------
                                                      7,837

TOBACCO - 1.5%
   Philip Morris Cos. Inc.               53,700       1,245
   RJ Reynolds Tobacco Holdings Inc.     53,600         945
                                                -----------
                                                      2,190

                     See notes to the financial statements.

                         PPM AMERICA/JNL BALANCED SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

TRANSPORTATION - 1.9%
   Burlington Northern Santa Fe
   Corp.                                 50,400 $     1,222
   CSX Corp.                             47,000       1,475
                                                -----------
                                                      2,697
                                                -----------

     Total Common Stocks
       (cost $75,311)                                72,154
                                                -----------

CORPORATE BONDS - 12.0%

AEROSPACE & DEFENSE - 0.9%
   K & F Industries Inc., 9.25%,
    10/15/2007                      $   300,000         287
   Lockheed Martin Corp., 8.50%,
    12/01/2029                        1,000,000         999
                                                -----------
                                                      1,286

AIRLINES - 0.7%
   Atlas Air Inc., 8.77%,             1,000,000         960
   01/02/2011

COMMERCIAL SERVICES - 0.7%
   Aramark Services Inc., 7.00%,
    07/15/2006                        1,000,000         941

DIVERSIFIED FINANCIAL SERVICES -
1.3%
   Erac USA Finance Co., 6.75%,
    05/15/2009 (d)                    1,000,000         914
   Heller Financial Inc., 7.375%,
    11/01/2009 (d)                    1,000,000         964
                                                -----------
                                                      1,878

ELECTRIC - 0.7%
   Southern Energy Inc., 7.90%,
    07/15/2009 (d)                    1,000,000         968

ENTERTAINMENT - 0.7%
   International Speedway Corp.,
    7.875%,
    10/15/2004 (d)                    1,000,000         979

FOOD - 1.4%
   Canandaigua Brands Inc., 8.625%,
    08/01/2006                        1,000,000         995
   Nabisco Inc., 7.05%, 07/15/2007    1,000,000         946
                                                -----------
                                                      1,941

FOREST PRODUCTS & PAPER - 0.0%
   Buckeye Cellulose Corp., 9.25%,
    09/15/2008                           15,000          15

HEALTHCARE - 0.7%
   Tenet Healthcare Corp., 8.625%,
    01/15/2007                        1,000,000         956

HOLDING COMPANIES - DIVERSIFIED - 0.3%
   Capstar Broadcasting Partners
   Inc., (Step-Up Bond), 10.76%,
    02/01/2009 (c)                      500,000         441

HOME FURNISHINGS - 0.2%
   Windmere-Durable Holdings,
   10.00%,
    07/31/2008                          300,000         295

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

LEISURE TIME - 1.5%
   British Sky Broadcasting Plc,
   8.20%,                           $ 1,000,000 $       963
   Harrah's Operating Co. Inc.,
   7.50%,
    01/15/2009                        1,000,000         937
   MGM Grand Inc., 6.875%,
   02/06/2008                           300,000         265
                                                -----------
                                                      2,165

MEDIA - 0.5%
   Century Communications Corp.,
    9.50%, 08/15/2000                   250,000         252
   Frontier Vision Holdings LP,
    (Step-Up Bond), 11.86%,
    09/15/2007 (c)                      500,000         445
                                                -----------
                                                        697

PACKAGING & CONTAINERS - 0.4%
   Stone Container Corp.,
    12.25%, 04/01/2002                  300,000         301
   U.S. Can Corp., 10.125%,
    10/15/2006                          300,000         307
                                                -----------
                                                        608

RETAIL - 0.2%
   United Stationers Supply Co.,
    8.375%, 04/15/2008                  300,000         275

SEMICONDUCTORS - 0.2%
   Hadco Corp., 9.50%, 06/15/2008       300,000         293

TELECOMMUNICATIONS - 1.0%
   AT&T Canada Inc., 12.00%,
    08/15/2007                          300,000         345
   Rogers Cantel Inc., 9.375%,        1,000,000       1,068
   06/01/2008
                                                -----------
                                                      1,413

TOBACCO - 0.6%
   Imperial Tobacco Finance Plc,
   7.125%,
    04/01/2009                        1,000,000         898
                                                -----------

     Total Corporate Bonds
       (cost $17,526)                                17,009
                                                -----------

U.S. GOVERNMENT SECURITIES - 35.8%

U.S. GOVERNMENT AGENCIES - 21.5%
   Federal Home Loan Mortgage Corp.
    6.50%, 05/01/2001                   305,781         303
    6.00%, 07/01/2001                   257,374         252
    7.50%, 11/01/2011                   493,275         497
    6.50%, 04/01/2012                   546,456         533
    7.00%, 01/01/2013                   677,344         672
    6.45%, 04/29/2019                 3,400,000       3,182
    8.00%, 10/01/2024                   374,837         378
    7.50%, 11/01/2024                   385,590         383
    6.50%, 02/01/2027                   306,774         294
    7.50%, 03/01/2027                   371,380         369
    6.50%, 12/01/2027                   409,912         390
    7.00%, 09/01/2028                   472,692         460
    7.00%, 11/01/2028                   505,949         490
    7.50%, 02/01/2029                   493,243         490
    6.50%, 05/01/2029                   512,506         483


                     See notes to the financial statements.

                         PPM AMERICA/JNL BALANCED SERIES

                                     SHARES OR    MARKET
                                     PRINCIPAL    VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Federal National Mortgage
   Association
    7.10%, 10/18/2004               $ 3,400,000 $     3,371
    7.50%, 04/01/2012                   402,776         405
    5.50%, 01/01/2014                   751,460         700
    6.50%, 05/01/2014                   964,459         936
    7.50%, 10/01/2025                 1,301,288       1,290
    7.00%, 09/01/2027                   617,817         602
    6.50%, 08/01/2028                   706,678         667
    7.00%, 08/01/2028                   607,270         590
    7.00%, 08/01/2028                   382,772         372
    7.00%, 09/01/2028                   676,285         656
    6.50%, 10/01/2028                   493,563         465
    6.50%, 11/01/2028                   896,339         847
    6.50%, 12/01/2028                   593,189         559
    6.00%, 03/01/2029                   965,276         887
    7.50%, 05/01/2029                   774,538         767
    7.50%, 09/01/2029                 2,113,310       2,089
   Government National Mortgage
   Association
    7.00%, 09/15/2013                   435,575         431
    6.00%, 04/15/2014                 1,197,035       1,135
    6.50%, 04/15/2026                   856,400         812
    7.50%, 07/15/2027                   327,833         325
    8.00%, 02/15/2028                   413,074         417
    7.00%, 05/15/2028                   363,394         353
    7.00%, 06/15/2028                   681,346         660
    7.50%, 04/15/2029                   884,839         875
    7.00%, 07/15/2029                 1,204,700       1,163
                                                -----------
                                                     30,550

U.S. TREASURY SECURITIES - 14.3%
   U.S. Treasury Bonds
    6.25%, 08/15/2023                 3,000,000       2,829
    6.625%, 02/15/2027                  200,000         198
    6.375%, 08/15/2027                  535,000         514
   U.S. Treasury Strip - Interest
    only
    5.95%, 08/15/2003                 1,530,000       1,218
    5.83%, 05/15/2007                 1,745,000       1,077
   U.S. Treasury Strip - Principal
    only
    5.735%, 05/15/2016                  600,000         198
    5.77%, 11/15/2016                 1,950,000         624
                                                -----------
                                                      6,658

                                   SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   U.S. Treasury Notes
    6.125%, 07/31/2000              $ 1,000,000  $    1,002
    6.25%, 08/31/2000                 2,200,000       2,204
    6.25%, 10/31/2001                 3,500,000       3,500
    6.25%,  02/15/2003                1,300,000       1,296
    5.50%,  02/28/2003                2,100,000       2,048
    7.875%, 11/15/2004                  550,000         581
    5.875%, 11/15/2005                3,145,000       3,053
                                                -----------
                                                     20,342
                                                -----------

     Total U.S. Government
     Securities
       (cost $52,615)                                50,892
                                                -----------

WARRANTS - 0.0%

   AT&T Canada Inc. (d)                     300           3
   Knology Holdings Inc.                    600           1
                                                -----------

     Total Warrants
       (cost $0)                                          4
                                                -----------

SHORT TERM INVESTMENT - 1.4%

MONEY MARKET FUND - 1.4%
   Dreyfus Cash Management Plus,
    5.53% (b)                         2,033,400       2,033
                                                -----------

     Total Short Term Investment
       (cost $2,033)                                  2,033
                                                -----------


TOTAL INVESTMENTS - 100%
   (cost $147,485)                              $   142,092
                                                ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1999.
(c) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(d)  144a security. Certain conditions for public sale may exist.

Based on the cost of investments of $147,790 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $7,264, the gross unrealized depreciation was $12,962 and the net unrealized depreciation on investments was $5,698.

                     See notes to the financial statements.

              PPM AMERICA/JNL HIGH YIELD BOND SERIES
              PPM AMERICA, INC.
              TEAM MANAGEMENT
[PPM AMERICA LOGO]

OBJECTIVE:

PPM America/JNL High Yield Bond Series seeks as its investment objective a high level of current income; its secondary investment objective is capital appreciation by investing in fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

MONEY MANAGER COMMENTARY:

The U.S. high yield market, as measured by the Lehman Brothers High Yield Index, returned 2.39% in 1999, outperforming all other domestic fixed income sectors for the year. As interest rates rose throughout the year, most fixed income classes posted negative returns, and 30-year Treasuries had their worst year ever. The high yield market, however, started the year out strong. While Treasury yields rose over 100 basis points in the first half of the year, high yield spreads contracted by a similar amount. Primary issuance was healthy and investor demand was robust. Heading into the second half of 1999, market sentiment changed. Inflation fears surfaced and escalating default rates caught the market's attention. During the next several months, the high yield market earned negative returns. New issue supply was limited, as deals were cancelled due to lack of investor demand. Finally, as the year drew to a close, a rally in the equity markets and stabilization in interest rates led to a rebound in the high yield market. New issuance resumed and the year ended positively, with November and December posting healthy returns.

Our approach to managing the Series is based on relative value. We focus on purchasing individual securities which are attractively priced and have the potential to outperform the Series' benchmark, within the context of industry weightings which are derived from the same factors. In 1999, this approach led to a continuation of the Series' emphasis on single-B rated credits, but security and industry selection were generally defensive, reducing exposure to some targeted cyclical sectors.

The Series finished 1999 with a total return of 1.09%, underperforming the Lehman Brothers High Yield Index by 130 basis points. Most of the underperformance occurred during the high yield market rally early in the year, when lower-quality and riskier sectors of the market significantly outperformed, recovering from 1998. The positioning of the Series toward more defensive credits hurt its performance during this period.

We expect the high yield market conditions to improve in 2000, with expected returns trending closer to historical averages. The Lehman Brothers High Yield Index has returned an annual average of 11.69% over the last 15 years. Underpinning our outlook is the expectation for continued solid GDP growth and greater stability in interest rates. Current yields on high yield bonds are approaching historical peaks, making the asset class attractive and compensating investors for the higher default rates. After lighter supply in 1999, and a relatively large cash buildup by investors concerned about Y2K, demand is expected to be healthy. Major risks include greater than expected interest rate increases, equity market volatility, a surge in supply that the market is unable to adequately absorb, and another significant uptick in default rates, after what appeared to be a moderation in the second half of 1999.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PPM AMERICA/JNL HIGH YIELD BOND SERIES AND THE
LEHMAN BROTHERS HIGH YIELD INDEX

[LINE GRAPH]

                                                                 PPM AMERICA/JNL HIGH YIELD
                                                                        BOND SERIES              LEHMAN BROTHERS HIGH YIELD INDEX
                                                                 --------------------------      --------------------------------
5/15/1995                                                                  10000                              10000
                                                                            9930                              10207
                                                                           10230                              10493
12/31/1995                                                                 10624                              10818
                                                                           10782                              11009
                                                                           10888                              11192
                                                                           11425                              11639
12/31/1996                                                                 11994                              12046
                                                                           12107                              12181
                                                                           12792                              12747
                                                                           13523                              13326
12/31/1997                                                                 13800                              13670
                                                                           14389                              14130
                                                                           14509                              14277
                                                                           13848                              13628
12/31/1998                                                                 14329                              13918
                                                                           14435                              14176
                                                                           14474                              14226
                                                                           14290                              14023
12/31/1999                                                                 14485                              14252

                       AVERAGE ANNUAL
                       TOTAL RETURN
                       1 year................                              1.09%
                       Since inception*......                              8.32%

                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

PPM AMERICA/JNL HIGH YIELD BOND SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)

Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $152,331)                   $     142,907
Cash                                                    639
Receivables:
  Interest                                            3,474
  Fund shares sold                                      121
                                              --------------
TOTAL ASSETS                                        147,141
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                          89
  Administrative fees                                    13
  Fund shares redeemed                                   16
                                              --------------
TOTAL LIABILITIES                                       118
                                              --------------

NET ASSETS                                    $     147,023
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $     161,652
Undistributed net investment income                       -
Accumulated net realized loss on                     (5,205)
investments
Net unrealized depreciation on investments           (9,424)
                                              --------------
                                              $     147,023
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        14,509
                                              ==============

NET ASSET VALUE PER SHARE                     $       10.13
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Interest                                    $      12,736
  Security lending income                                15
                                              --------------
TOTAL INVESTMENT INCOME                              12,751
                                              --------------

EXPENSES
  Advisory fees                                         914
  Administrative fees                                   127
                                              --------------
TOTAL EXPENSES                                        1,041
                                              --------------
NET INVESTMENT INCOME                                11,710
                                              --------------

REALIZED AND UNREALIZED LOSSES
Net realized loss on investments                     (4,904)
Net change in unrealized depreciation
  on investments                                     (5,574)
                                              --------------
NET REALIZED AND UNREALIZED LOSSES                  (10,478)
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $       1,232
                                              ==============

                     See notes to the financial statements.

PPM AMERICA/JNL HIGH YIELD BOND SERIES

Statements of Changes in Net Assets
(in thousands)



                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment income ........................................................                  $      11,710   $       7,707
  Net realized gain (loss) on investments ......................................                         (4,904)            538
  Net change in unrealized depreciation on investments .........................                         (5,574)         (5,620)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                          1,232           2,625
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                        (11,745)         (7,729)
  From net realized gains on investment transactions ...........................                             --          (1,039)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                        (11,745)         (8,768)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         81,314          63,834
  Reinvestment of distributions ................................................                         11,745           8,768
  Cost of shares redeemed ......................................................                        (37,008)        (27,686)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         56,051          44,916
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         45,538          38,773

NET ASSETS BEGINNING OF PERIOD .................................................                        101,485          62,712
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $     147,023   $     101,485
                                                                                                  ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                  $          --   $          --
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIOns

     Shares sold ...............................................................                          7,408           5,395
     Reinvestment of distributions .............................................                          1,159             805
     Shares redeemed ...........................................................                         (3,375)         (2,345)
                                                                                                  --------------  --------------
     Net increase ..............................................................                          5,192           3,855
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $     121,389  $      215,158
     Proceeds from sales of securities .........................................                         72,666         174,602

                     See notes to the financial statements.

PPM AMERICA/JNL HIGH YIELD BOND SERIES

Financial Highlights

                                                                                                        PERIOD FROM    PERIOD FROM
                                                                                                          APRIL 1,       MAY 15,
                                                                                                          1996 TO        1995* TO
                                                                  YEAR ENDED DECEMBER 31,               DECEMBER 31,    MARCH 31,
                                                            1999            1998            1997           1996            1996
                                                       --------------- --------------- ------------------------------ --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ..............    $   10.89         $   11.48       $   10.67      $   10.23       $   10.00
                                                       --------------- --------------- --------------- -------------- --------------
INCOME FROM OPERATIONS:
  Net investment income ...........................         0.88              0.91            0.59           0.51            0.73
  Net realized and unrealized gains (losses) on
  investments .....................................        (0.76)           (0.47)            1.02           0.64            0.04
                                                        -------------- --------------- ------------ ----------------- --------------
  Total income from operations ....................         0.12             0.44             1.61           1.15            0.77
                                                        -------------- --------------- ------------ ----------------- --------------

LESS DISTRIBUTIONS:
  From net investment income ......................        (0.88)           (0.91)           (0.59)         (0.69)          (0.54)
  From net realized gains on investment transactions          --            (0.12)           (0.21)         (0.02)             --
                                                        -------------- --------------- -------------- --------------- --------------
  Total distributions .............................        (0.88)           (1.03)           (0.80)         (0.71)          (0.54)
                                                        -------------- --------------- -------------- --------------- --------------
  Net increase (decrease) .........................        (0.76)           (0.59)            0.81           0.44            0.23
                                                        -------------- --------------- -------------- --------------- --------------
NET ASSET VALUE, END OF PERIOD ....................     $  10.13         $  10.89       $    11.48      $   10.67       $   10.23
                                                        ============== =============== ============== =============== ==============
TOTAL RETURN (A) ..................................         1.09%            3.84%           15.05%         11.24%           7.82%

RATIOS AND SUPPLEMENTAL DATA: .....................
  Net assets, end of period (in thousands)              $147,023        $ 101,485      $    62,712      $  13,396       $   6,156
  Ratio of expenses to average net assets (b) .....         0.82%            0.83%            0.90%          0.88%           0.88%
  Ratio of net investment income to average net
  assets (b) ......................................         9.22%            8.62%            8.15%          8.64%           8.34%
  Portfolio turnover ..............................        61.03%          129.85%          189.25%        113.08%         186.21%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR FEES PAID INDIRECTLY:
  Ratio of expenses to average net assets (b) .....          n/a             0.83%            0.90%          1.21%           1.50%
  Ratio of net investment income to average net
  assets (b) ......................................          n/a             8.62%            8.15%          8.31%           7.72%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                     PPM AMERICA/JNL HIGH YIELD BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

CORPORATE BONDS - 93.3%

AEROSPACE & DEFENSE - 1.9%
   Fairchild Corp., 10.75%,         $ 2,000,000 $     1,708
   K&F Industries Inc., 9.25%,        1,100,000       1,053
   10/15/2007
                                                -----------
                                                      2,761

AUTO PARTS & EQUIPMENT - 0.6%
   Aftermarket Technology Corp.,
   12.00%,
    08/01/2004                          800,000         798

BANKS - 0.5%
   Sovereign Bancorp
    10.25%, 05/15/2004                  220,000         223
    10.50%, 11/15/2006                  450,000         457
                                                -----------
                                                        680

BEVERAGES - 1.4%
   National Wine & Spirits, 10.125%,
    01/15/2009                        2,000,000       2,015

BUILDING MATERIALS - 6.8%
   Brand Scaffold Services Inc.,
    10.25%, 02/15/2008                2,000,000       1,810
   Juno Lighting Inc.,
    11.875%, 07/01/2009               2,600,000       2,392
   NCI Building Systems Inc.,
    9.25%, 05/01/2009                 2,000,000       1,895
   Nortek Inc., 9.25%, 03/15/2007     2,000,000       1,955
   Schuff Steel Co., 10.50%,
   06/01/2008                         2,000,000       1,635
                                                -----------
                                                      9,687

CHEMICALS - 2.6%
   Georgia Gulf Corp., 10.375%,
    11/01/2007 (d)                      100,000         104
   Lyondell Chemical Co.,
    10.875%, 05/01/2009               2,000,000       2,075
   PCI Chemicals Canada Inc.,
    9.25%, 10/15/2007                 1,965,000       1,513
                                                -----------
                                                      3,692

COMMERCIAL SERVICES - 2.2%
   Flag Ltd., 8.25%, 01/30/2008       1,400,000       1,284
   Marsulex Inc., 9.625%, 07/01/2008  2,000,000       1,915
                                                -----------
                                                      3,199

DIVERSIFIED FINANCIAL SERVICES - 2.2%
   DVI Inc., 9.875%, 02/01/2004       2,000,000       1,962
   Knology Holdings Inc.,
   (Step-Up Bond),
    11.875%, 10/15/2007 (a)           1,700,000       1,120
                                                -----------
                                                      3,082

ELECTRICAL COMPONENTS & EQUIPMENT -
1.4%
   Integrated Circuit Systems Inc.,
   11.50%, 05/15/2009                 2,000,000       1,960

ENTERTAINMENT - 6.7%
   Alliance Atlantis Communications
   Corp.,
    13.00%, 12/15/2009                1,600,000       1,556
   Hollywood Casino
   Shreveport/Shreveport
    Capital Corp., 13.00%,
    08/01/2006 (d)                    1,600,000       1,708

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Horseshoe Gaming Holdings Corp.,
    8.625%, 05/15/2009              $ 1,000,000 $       965
   Imax Corp., 7.875%, 12/01/2005     2,500,000       2,344
   Lady Luck Gaming Corp.,
    11.875%, 03/01/2001               1,125,000       1,125
   Waterford Gaming LLC,
    9.50%, 03/15/2010 (d)             1,955,000       1,921
                                                -----------
                                                      9,619

FOOD - 3.0%
   Agrilink Foods Inc.,
    11.875%, 11/01/2008               2,000,000       1,975
   Canandaigua Brands Inc.,
    8.625%, 08/01/2006                2,500,000       2,487
                                                -----------
                                                      4,462

FOREST PRODUCTS & PAPER - 0.6%
   Kappa Beheer BV,
    10.625%, 07/15/2009                 800,000         835

HEALTHCARE - 4.2%
   Eye Care Centers of America Inc.,
    9.125%, 05/01/2008                2,000,000       1,497
   LifePoint Hospitals Holdings
   Inc.,
    10.75%, 05/15/2009                2,000,000       2,090
   Tenet Healthcare Corp.
    8.625%, 01/15/2007                2,000,000       1,913
    8.125%, 12/01/2008                  500,000         467
                                                -----------
                                                      5,967

HOLDING COMPANIES - DIVERSIFIED -
2.9%
   Capstar Broadcasting Partners
   Inc., (Step- Up Bond),
    12.75%, 02/01/2009 (a)            2,850,000       2,515
   Elgar Holdings Inc., 9.875%,
    02/01/2008                        2,400,000       1,566
                                                -----------
                                                      4,081

HOME FURNISHINGS - 1.7%
   Windmere-Durable Holdings Inc.,
    10.00%, 07/31/2008                2,400,000       2,358

LEISURE TIME - 1.3%
   Jupiters Ltd., 8.50%, 03/01/2006   2,000,000       1,910

LODGING - 1.2%
   HMH Properties Inc., 7.875%,
    08/01/2008                        2,000,000       1,785

MACHINERY - 1.4%
   National Equipment Services
   Inc.,
    10.00%, 11/30/2004                2,000,000       2,005

MANUFACTURING - 3.9%
   Burke Industries Inc.
    9.8813%, 08/15/2007 (c)             700,000         266
    10.00%, 08/15/2007                1,320,000         630
   Park-Ohio Industries Inc.,
    9.25%, 12/01/2007                 2,000,000       1,935
   Prestolite Electric Inc., 9.625%,
    02/01/2008                        2,060,000       1,612
   WR Carpenter North America,
    10.625%, 06/15/2007               1,850,000       1,068
                                                -----------
                                                      5,511

                     See notes to the financial statements.

                     PPM AMERICA/JNL HIGH YIELD BOND SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

MEDIA - 7.0%
   Advanstar Communications Inc.,
    9.25%, 05/01/2008               $ 1,000,000 $       935
   CBS Radio Inc., 11.375%,
    01/15/2009                          568,900         641
   Echostar DBS Corp.,
    9.375%, 02/01/2009                2,500,000       2,506
   Frontiervision Holdings LP
    11.00%, 10/15/2006                  400,000         424
    11.875%, 09/15/2007 (Step-Up
    Bond) (a)                         1,300,000       1,157
   Gray Communications System Inc.,
    10.625%, 10/01/2006               1,100,000       1,136
   Insight Midwest LP,
    9.75%, 10/01/2009 (d)             2,000,000       2,075
   Rogers Cablesystems Ltd.
    10.00%, 03/15/2005 CAD            1,100,000       1,191
                                                -----------
                                                     10,065

OFFICE & BUSINESS EQUIPMENT - 0.6%
   General Binding Corp.,
    9.375%, 06/01/2008                2,000,000         895

PACKAGING & CONTAINERS - 6.0%
   Huntsman Packaging Corp.,
    9.125%, 10/01/2007                1,000,000         968
   Packaging Corp. of America,
    9.625%, 04/01/2009                1,000,000       1,029
   Riverwood International Corp.,
    10.625%, 08/01/2007               2,000,000       2,070
   Stone Container Corp.,
    12.25%, 04/01/2002                2,400,000       2,406
   U.S. Can Corp., 10.125%,
    10/15/2006                        2,000,000       2,045
                                                -----------
                                                      8,518

RETAIL - 6.8%
   APCOA Inc., 9.25%, 03/15/2008      1,500,000       1,061
   Buhrmann U.S. Inc.,
    12.25%, 11/01/2009 (d)            1,850,000       1,919
   Finlay Enterprises Inc.,
    9.00%, 05/01/2008                 2,575,000       2,269
   Jo-Ann Stores Inc., 10.375%,
    05/01/2007                        2,500,000       2,444
   Stater Brothers Holdings Inc.,
    10.75%, 08/15/2006                2,000,000       2,005
                                                -----------
                                                      9,698

SEMICONDUCTORS - 1.4%
   Hadco Corp., 9.50%, 06/15/2008     2,000,000       1,950

SOFTWARE - 1.8%
   PSINet Inc., 11.00%, 08/01/2009    2,500,000       2,575

TELECOMMUNICATIONS - 20.8%
   Adelphia Business Solutions
   Inc.,
    12.00%, 11/01/2007                2,000,000       2,110
   AT&T Canada Inc.
    12.00%, 08/15/2007                1,800,000       2,072
    9.95%, 06/15/2008, (Step-Up
    Bond) (a)                         1,000,000         786
   Crown Castle International
   Corp., (Step- Up Bond),
    10.375%, 05/15/2011 (a)           3,500,000       2,192

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Intermedia Communications Inc.,
   (Step-
    Up Bond), 12.25%, 03/01/2009 (a)$ 4,250,000 $     2,561
   KMC Telecom Holdings Inc.,
    13.50%, 05/15/2009 (d)            1,000,000         985
   Level 3 Communications Inc.,
    9.125%, 05/01/2008                2,000,000       1,885
   Metrocall Inc., 11.00%,
    09/15/2008                        2,000,000       1,235
   Metromedia Fiber Network Inc.,
    10.00%, 12/15/2009                2,000,000       2,055
   Nextel Communications Inc.,
    (Step-Up Bond), 9.95%,
    02/15/2008 (a)                    3,300,000       2,331
   NEXTLINK Communications Inc.,
    10.75%, 06/01/2009                2,000,000       2,065
   NorthEast Optic Network Inc.,
    12.75%, 08/15/2008                2,000,000       2,135
   Primus Telecommunications Group
   Inc.,
    11.25%, 01/15/2009                2,000,000       1,930
   RCN Corp., 10.00%, 10/15/2007      2,000,000       1,990
   Rogers Cantel Inc.
    9.375%, 06/01/2008                1,000,000       1,068
    9.75%, 06/01/2016                   200,000         226
   Williams Communications Group
   Inc.,
    10.875%, 10/01/2009               2,000,000       2,095
                                                -----------
                                                     29,721

TEXTILES - 0.4%
   Pillowtex Corp., 10.00%,
    11/15/2006                        1,330,000         572

TRANSPORTATION - 2.0%
   GulfMark Offshore Inc.,
    8.75%, 06/01/2008                 1,000,000         913
   Ultrapetrol (Bahamas) Ltd.,
    10.50%, 04/01/2008                2,400,000       1,974
                                                -----------
                                                      2,887
                                                -----------

     Total Corporate Bonds
       (cost $142,675)                              133,288
                                                -----------

GOVERNMENT SECURITY - 1.4%

SOVEREIGN - 1.4%
   Republic of Argentina,
    11.00%, 10/09/2006                2,000,000       1,970
                                                -----------

     Total Government Security
       (cost $2,027)                                  1,970
                                                -----------

WARRANTS - 0.0%

   AT&T Canada Inc.                       1,300          11
   Highwaymaster Communications Inc.      1,500           3
   Knology Holdings Inc.                  2,200           4
   Terex Corp.                              400           8
                                                -----------

     Total Warrants
       (cost $6)                                         26
                                                -----------


                     See notes to the financial statements.

                     PPM AMERICA/JNL HIGH YIELD BOND SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 5.3%

COMMERCIAL PAPER - 2.9%
   American Express Credit Corp.,
    6.50%, 01/04/2000               $ 2,300,000 $     2,299
   Ford Motor Credit Co.
    6.50%, 01/04/2000                 1,120,000       1,119
    6.26%, 01/05/2000                   745,000         744
                                                -----------
                                                      4,162

MONEY MARKET FUND - 2.4%
   Dreyfus Cash Management Plus,
    5.53%, (b)                        3,460,513       3,461
                                                -----------

     Total Short Term Investments
       (cost $7,623)                                  7,623
                                                -----------


TOTAL INVESTMENTS - 100%
   (cost $152,331)                              $   142,907
                                                ===========

--------------------------------------------------------------------------------
(a) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.
(c) Coupon is indexed to 6 month Libor. Rate stated is in effect as of December 31, 1999.
(d) 144a security. Certain conditions for public sale may exist. CAD - Canadian Dollar

Based on the cost of investments of $152,331 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $1,713, the gross unrealized depreciation was $11,137 and the net unrealized depreciation on investments was $9,424.

                     See notes to the financial statements.

PPM AMERICA/JNL MONEY MARKET SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $157,727)                   $     157,727
Cash                                                  7,249
Receivables:
  Interest                                                1
  Fund shares sold                                      127
                                              --------------
TOTAL ASSETS                                        165,104
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                          71
  Administrative fees                                    12
  Fund shares redeemed                                  575
                                              --------------
TOTAL LIABILITIES                                       658
                                              --------------

NET ASSETS                                    $     164,446
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $     164,446
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                       164,446
                                              ==============

NET ASSET VALUE PER SHARE                     $        1.00
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Interest                                    $       5,336
                                              --------------

EXPENSES
  Advisory fees                                         601
  Administrative fees                                   100
                                              --------------
TOTAL EXPENSES                                          701
                                              --------------
NET INVESTMENT INCOME                                 4,635
                                              --------------

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                     $   4,635
                                              ==============


                     See notes to the financial statements.

PPM AMERICA/JNL MONEY MARKET SERIES

Statements of Changes in Net Assets
(in thousands)


                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS:
  Net investment income ........................................................                  $       4,635   $       2,626
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...................................................                         (4,635)         (2,626)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        529,903         129,093
  Reinvestment of distributions ................................................                          4,635           2,626
  Cost of shares redeemed ......................................................                       (426,441)       (117,178)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                        108,097          14,541
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                        108,097          14,541

NET ASSETS BEGINNING OF PERIOD .................................................                         56,349          41,808
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $     164,446   $      56,349
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                        529,903         129,093
     Reinvestment of distributions .............................................                          4,635           2,626
     Shares redeemed ...........................................................                       (426,441)       (117,178)
                                                                                                  --------------  --------------
     Net increase ..............................................................                        108,097          14,541
                                                                                                  ==============  ==============

                     See notes to the financial statements.

PPM AMERICA/JNL MONEY MARKET SERIES

Financial Highlights


                                                                                                        PERIOD FROM     PERIOD FROM
                                                                                                          APRIL 1,        MAY 15,
                                                                                                          1996 TO        1995* TO
                                                                  YEAR ENDED DECEMBER 31,               DECEMBER 31,     MARCH 31,
                                                            1999            1998            1997            1996           1996
                                                       --------------- --------------- --------------- -----------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ................  $        1.00   $        1.00     $      1.00     $      1.00   $     1.00
                                                       --------------- --------------- --------------- ------------- --------------
INCOME FROM OPERATIONS:
  Net investment income .............................           0.05            0.05            0.05            0.04         0.04
                                                       --------------- --------------- --------------- ------------- --------------

LESS DISTRIBUTIONS:
  From net investment income ........................          (0.05)          (0.05)          (0.05)          (0.04)       (0.04)
                                                       --------------- --------------- --------------- ------------- --------------
  Net increase ......................................             --              --              --              --           --
                                                       --------------- --------------- --------------- ------------- --------------

NET ASSET VALUE, END OF PERIOD ......................  $        1.00     $      1.00     $      1.00     $      1.00   $     1.00
                                                       =============== =============== =============== ============= ==============

TOTAL RETURN (A) ....................................           4.67%           4.99%           5.01%           3.61%        4.59%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........  $     164,446     $    56,349    $     41,808    $     23,752   $    6,816
  Ratio of expenses to average net assets (b) .......           0.70%           0.74%           0.75%           0.75%        0.75%
  Ratio of net investment income to average net
  assets (b) ........................................           4.63%           4.87%           4.92%           4.75%        5.06%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR FEES PAID INDIRECTLY:
  Ratio of expenses to average net assets (b) .......            n/a            0.75%           0.76%           0.85%        1.30%
  Ratio of net investment income to average net
  assets (b) ........................................            n/a            4.86%           4.91%           4.65%        4.51%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       PPM AMERICA/JNL MONEY MARKET SERIES

                       PPM AMERICA/JNL MONEY MARKET SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                                   AMORTIZED
                                        PRINCIPAL     COST
                                         AMOUNT      (000'S)
---------------------------------------------------------------

COMMERCIAL PAPER -- 100%

AUTO MANUFACTURERS - 4.1%
   DaimlerChrysler North America
   Holding Corp.
    5.78%, 01/21/2000                  $1,000,000   $     997
    5.50%, 01/31/2000                   1,300,000       1,294
    5.70%, 02/03/2000                   1,200,000       1,194
    5.96%, 02/07/2000                   3,000,000       2,982
                                                   ------------
                                                        6,467

BEVERAGES - 0.8%
   Coca-Cola Co., 5.05%, 01/26/2000     1,300,000       1,295

CHEMICALS - 4.4%
   E.I. du Pont de Nemours & Co.,
    5.25%, 01/25/2000                   7,000,000       6,976

COMPUTERS - 3.7%
   International Business Machines
   Corp.,
    6.50%, 01/13/2000                   5,800,000       5,787

COSMETICS & PERSONAL CARE - 3.3%
   Allergan, 6.75%, 01/05/2000          3,000,000       2,993
   Procter & Gamble Co., 6.05%,
   02/11/2000                           2,270,000       2,254
                                                   ------------
                                                        5,247

DIVERSIFIED FINANCIAL SERVICES - 45.7%
   American Express Co.
    6.50%, 01/04/2000                   1,672,000       1,671
    6.30%, 01/05/2000                   1,500,000       1,499
    6.35%, 01/20/2000                   1,530,000       1,525
    5.50%, 01/28/2000                   1,000,000         996
    5.73%, 02/17/2000                   1,250,000       1,241
   American General Finance Corp.
    6.28%, 01/21/2000                   3,500,000       3,488
    5.78%, 02/18/2000                   2,165,000       2,148
   Associated Corp. of North America
    5.71%, 01/14/2000                   1,000,000         998
    5.69%, 01/20/2000                   4,015,000       4,003
   Chevron UK Investment Plc
    5.80%, 01/13/2000                   3,200,000       3,194
    6.00%, 01/22/2000                   2,000,000       1,993
   CIT Group Holding Inc.
    6.01%, 01/12/2000                   3,500,000       3,494
    6.20%, 01/31/2000                   2,360,000       2,348
   Countrywide Funding Corp.
    6.17%, 01/06/2000                   2,750,000       2,748
    6.05%, 01/18/2000                   2,507,000       2,500
    5.50%, 01/26/2000                   1,500,000       1,494
   Ford Credit Co.
    6.35%. 01/10/2000                   3,800,000       3,794
    5.40%, 01/25/2000                     500,000         498
    5.51%, 02/17/2000                   2,000,000       1,986
   General Motors Acceptance Corp.
    5.06%, 01/25/2000                     600,000         598
    5.74%, 02/04/2000                   1,650,000       1,641
    5.72%, 02/29/2000                   1,800,000       1,783
    5.76%, 03/03/2000                   1,015,000       1,005
   Heller Financial Inc.
    6.00%, 02/23/2000                   1,840,000       1,824
    6.08%, 02/24/2000                   3,500,000       3,468

                                                   AMORTIZED
                                        PRINCIPAL     COST
                                         AMOUNT      (000'S)
---------------------------------------------------------------

   Merrill Lynch & Co. Inc.
    5.95%, 01/31/2000                  $2,000,000   $   1,990

    5.13%, 02/01/2000                     970,000         966
    5.37%, 02/01/2000                   1,650,000       1,642
    5.18%, 02/02/2000                     900,000         896
   Norwest Financial Inc.
    6.35%, 01/27/2000                   5,500,000       5,475
   Sears Roebuck Acceptance Corp.
    6.16%, 01/14/2000                   2,100,000       2,095
    5.71%, 01/28/2000                   1,600,000       1,593
   USAA Capital Corp.
    5.72%, 01/19/2000                   1,750,000       1,745
    5.94%, 01/31/2000                   1,250,000       1,244
    5.92%, 02/11/2000                   2,520,000       2,503
                                                   ------------
                                                       72,086

ELECTRIC - 0.6%
   Central  & South West Corp., 5.90%,
    01/27/2000                            950,000         946

FOOD - 4.0%
   ConAgra Inc., 6.45%, 01/28/2000        950,000         945
   Hershey Foods Corp., 5.73%,
    02/10/2000                          4,450,000       4,422
   Safeway Inc., 6.45%, 01/07/2000        950,000         949
                                                   ------------
                                                        6,316

LEISURE TIME - 4.2%
   Hasbro Inc.
    5.05%, 01/06/2000                   5,000,000       4,996
    5.65%, 03/10/2000                     928,000         918
    5.68%, 03/10/2000                     765,000         757
                                                   ------------
                                                        6,671

MACHINERY - 1.1%
   Deere & Co., 6.00%, 01/07/2000       1,750,000       1,748

MANUFACTURING - 4.4%
   General Electric Capital Corp.
    5.04%, 01/24/2000                   1,000,000         997
    5.70%, 02/08/2000                   1,000,000         994
    5.74%, 02/24/2000                   1,000,000         991
    5.75%, 03/06/2000                   2,000,000       1,979
    5.82%, 06/16/2000                   2,000,000       1,946
                                                   ------------
                                                        6,907

MEDIA - 6.4% McGraw Hill Inc.
    6.30%, 01/18/2000                   4,000,000       3,988
    5.51%, 02/04/2000                   2,600,000       2,586
   Walt Disney Co.
    5.70%, 01/28/2000                   1,620,000       1,613
    5.87%, 02/09/2000                   1,850,000       1,838
                                                   ------------
                                                       10,025

OIL & GAS PRODUCERS - 0.6%
   Consolidated Natural Gas Co.
    5.70%, 01/28/2000                   1,000,000         996

PACKAGING & CONTAINERS - 0.6%
   Crown Cork & Seal Co. Inc.
    6.68%, 01/19/2000                     365,000         364
    6.62%, 02/01/2000                     281,000         279
    6.50%, 03/03/2000                     305,000         302
                                                   ------------
                                                          945


                     See notes to the financial statements.

                       PPM AMERICA/JNL MONEY MARKET SERIES

                                                   AMORTIZED
                                        PRINCIPAL     COST
                                         AMOUNT      (000'S)
---------------------------------------------------------------

PHARMACEUTICALS - 4.8%
   American Home Products Corp.
    5.37%, 01/19/2000                   $ 820,000    $    818
    5.78%, 03/06/2000                   1,278,000       1,265
   Schering Corp., 6.05%, 02/08/2000    5,500,000       5,465
                                                   ------------
                                                        7,548

TELECOMMUNICATIONS - 11.3% AT&T Corp.
    6.05%, 01/10/2000                   3,200,000       3,195
    5.75%, 01/24/2000                   2,100,000       2,092
   BellSouth Telecommunications Inc.
    5.30%, 01/18/2000                   1,000,000         997
    6.05%, 02/15/2000                   1,600,000       1,587
    5.85%, 02/25/2000                   3,230,000       3,201





                                                   AMORTIZED
                                        PRINCIPAL     COST
                                         AMOUNT      (000'S)
---------------------------------------------------------------

   Cox Communications Corp., 6.68%,
    01/19/2000                          $ 950,000    $    947
   GTE Corp.
    6.05%, 01/19/2000                   2,000,000       1,994
    6.37%, 02/01/2000                   1,600,000       1,591
    5.98%, 03/07/2000                   2,185,000       2,161
                                                   ------------
                                                       17,765
                                                   ------------

     Total Commercial Paper
       (cost $157,725)                                157,725
                                                   ------------

MONEY MARKET FUND - 0.0%
   Dreyfus Cash Management Plus, 5.53%
    (a) (cost $2)                           2,043           2
                                                   ------------

TOTAL INVESTMENTS - 100%
   (cost $157,727)                                  $ 157,727
                                                   ============


--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.


                     See notes to the financial statements.

[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

                                  SALOMON BROTHERS/JNL BALANCED SERIES
                                  SALOMON BROTHERS ASSET MANAGEMENT INC
                                  GEORGE WILLIAMSON

OBJECTIVE:

Salomon Brothers/JNL Balanced Series seeks to obtain above-average income. As a secondary objective, the Series seeks to take advantage of opportunities for growth of capital and income. The Series seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

MONEY MANAGER COMMENTARY:

During 1999, the Series' equity allocation was repositioned into high quality growth at a reasonable price focus and the fixed income allocation shifted toward higher grade credits. The asset allocation was changed to a 60% equity and 40% fixed income target for the purpose of making the Series more competitive. This repositioning was initiated at mid-year and was carefully pursued throughout the last half of the year.

For the year, the Series returned 0.09% as compared to - 0.83% for the Salomon Smith Barney Broad Investment Grade Index and 21.04% for the S&P 500 Index.

The current stock market environment reflects the tug-of-war that often occurs at inflection points in the economy. The U.S. stock market has benefited from the ideal combination of a strong domestic economy and low domestic interest rates, but now must contend with changes that are taking place in the world economy. Financial markets are likely to intensify their focus on labor markets in early 2000, following the lead of the Federal Reserve policymakers. Recent FOMC policy statements have highlighted diminishing labor market slack due to the imbalance between aggregate supply and demand, which could prove inflationary. Chairman Greenspan has warned repeatedly of a shortage of available workers.

Going forward, the global economy should enjoy a healthy start in the new millennium. The medium term outlook for global growth has improved reflecting both a higher capacity for growth in the U.S. and evidence that this increased capacity will spread elsewhere in the industrial world. Nonetheless, the risks to the outlook remain notable, including widely cited U.S. imbalances that have surfaced in recent years.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL BALANCED SERIES, THE S&P 500 INDEX AND THE
SALOMON SMITH BARNEY BROAD INVESTMENT GRADE INDEX

[LINE GRAPH]

                                                                              SALOMON SMITH BARNEY
                                                  SALOMON BROTHERS/JNL       BROAD INVESTMENT GRADE
                                                     BALANCED SERIES                  INDEX                   S&P 500 INDEX
                                                  --------------------       ----------------------           -------------
3/02/1998                                                 10000                       10000                       10000
3/31                                                      10270                       10039                       10551
6/30                                                      10230                       10271                       10858
9/30                                                       9900                       10697                        9780
12/31/1998                                                10591                       10741                       11861
3/31                                                      10571                       10691                       12453
6/30                                                      11009                       10592                       13330
9/30                                                      10469                       10669                       12498
12/31/1999                                                10601                       10651                       14357

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            0.09%
                       Since inception*........                            3.23%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

SALOMON BROTHERS/JNL BALANCED SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)



Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $8,303)                     $        8,162
Receivables:
  Dividends and interest                                  43
  Fund shares sold                                         3
  Investment securities sold                              16
                                              --------------
TOTAL ASSETS                                           8,224
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                            5
  Administrative fees                                      1
  Investment securities purchased                        701
                                              --------------
TOTAL LIABILITIES                                        707
                                              --------------

NET ASSETS                                    $        7,517
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $        7,721
Undistributed net investment income                        5
Accumulated net realized loss on                         (68)
investments
Net unrealized depreciation on investments              (141)
                                              --------------
                                              $        7,517
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                            744
                                              ==============

NET ASSET VALUE PER SHARE                     $        10.11
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $           58
  Interest                                               200
                                              --------------
TOTAL INVESTMENT INCOME                                  258
                                              --------------

EXPENSES
  Advisory fees                                           46
  Administrative fees                                      6
                                              --------------
TOTAL EXPENSES                                            52
                                              --------------
NET INVESTMENT INCOME                                    206
                                              --------------

REALIZED AND UNREALIZED LOSSES
Net realized loss on investments                         (52)
Net change in unrealized depreciation
  on investments                                        (211)
                                              --------------
NET REALIZED AND UNREALIZED LOSSES                      (263)
                                              --------------

NET DECREASE IN NET ASSETS FROM OPERATIONS    $          (57)
                                              ==============


                     See notes to the financial statements.

SALOMON BROTHERS/JNL BALANCED SERIES

Statements of Changes in Net Assets
(in thousands)


                                                                                                                  PERIOD FROM
                                                                                                                   MARCH 2,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $          206  $           65
  Net realized loss on investments .............................................                            (52)            (16)
  Net change in unrealized appreciation (depreciation) on investments ..........                           (211)             70
                                                                                                 --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                       (57)            119
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (202)            (66)
  From net realized gains on investment transactions ...........................                             --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                                        (202)            (66)
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                          5,952           4,871
  Reinvestment of distributions ................................................                            202              66
  Cost of shares redeemed ......................................................                         (1,675)         (1,693)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                          4,479           3,244
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                          4,220           3,297

NET ASSETS BEGINNING OF PERIOD .................................................                          3,297              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $        7,517  $        3,297
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $            5  $            1
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                            566             483
     Reinvestment of distributions .............................................                             20               6
     Shares redeemed ...........................................................                           (160)           (171)
                                                                                                 --------------- ---------------
     Net increase ..............................................................                            426             318
                                                                                                 =============== ===============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $        6,980  $        4,662
     Proceeds from sales of securities .........................................                          3,234           1,665

     Purchases of U.S. Government obligations ..................................                          1,201           2,427
     Proceeds from sales of U.S. Government obligations ........................                          1,251           1,295

--------------------------------------------------------------------------------
*    Commencement of operations.


                     See notes to the financial statements.

SALOMON BROTHERS/JNL BALANCED SERIES

Financial Highlights

                                                                                                                  PERIOD FROM
                                                                                                                    MARCH 2,
                                                                                                  YEAR ENDED        1998* TO
                                                                                                  DECEMBER 31     DECEMBER 31,
                                                                                                     1999             1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $        10.38  $        10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                           0.28            0.21
  Net realized and unrealized gains (losses) on investments ....................                          (0.27)           0.38
                                                                                                 --------------- ---------------
   Total income from operations ................................................                           0.01            0.59
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                          (0.28)          (0.21)
  From net realized gains on investment transactions ...........................                             --              --
                                                                                                 --------------- ---------------
  Total distributions ..........................................................                          (0.28)          (0.21)
                                                                                                 --------------- ---------------
  Net increase (decrease) ......................................................                          (0.27)          0.38
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD .................................................                 $        10.11  $        10.38
                                                                                                 =============== ===============

TOTAL RETURN (A) ...............................................................                           0.09%           5.91%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $        7,517  $        3,297
  Ratio of expenses to average net assets (b) ..................................                           0.90%           0.95%
  Ratio of net investment income to average net assets (b) .....................                           3.54%           3.49%
  Portfolio turnover ...........................................................                          59.53%         128.41%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT:
  Ratio of expenses to average net assets (b) ..................................                            n/a            2.38%
  Ratio of net investment income to average net assets (b) .....................                            n/a            2.06%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                      SALOMON BROTHERS/JNL BALANCED SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 50.9%

AEROSPACE & DEFENSE - 0.3%
   Honeywell International Inc.             450 $        26

AUTO MANUFACTURERS - 0.5%
   DaimlerChrysler AG (a)                   498          39

BANKS - 2.9%
   Bank of America Corp.                  1,205          60
   Chase Manhattan Corp.                    900          70
   First Union Corp.                      1,300          43
   Fleet Boston Financial Corp.           1,000          35
   Mercantile Bancshares Corp.              900          29
                                                -----------
                                                        237

BEVERAGES - 4.7%
   Anheuser-Busch Cos. Inc.               1,600         113
   Coca-Cola Co.                          1,500          87
   Coca-Cola Enterprises Inc.             5,100         103
   PepsiCo Inc.                           2,200          78
                                                -----------
                                                        381

CHEMICALS - 0.2%
   USEC Inc.                              2,500          18

COMMERCIAL SERVICES - 1.0%
   Reynolds & Reynolds                    2,800          63
   United Parcel Service Inc.               300          21
                                                -----------
                                                         84

COMPUTERS - 3.2%
   International Business Machines        2,400         259
   Corp.

COSMETICS & PERSONAL CARE - 3.4%
   Avon Products Inc.                     1,800          59
   Gillette Co.                           2,100          86
   Kimberly-Clark Corp.                     800          52
   Proctor & Gamble Co.                     700          77
                                                -----------
                                                        274

DIVERSIFIED FINANCIAL SERVICES -
1.4%
   Associates First Capital Corp.         1,500          41
   Berkshire Hathaway Inc. - Class
    B (a)                                    40          73
                                                -----------
                                                        114

ELECTRIC - 0.8%
   American Electric Power Co.            1,000          32
   Edison International                   1,200          31
                                                -----------
                                                         63

FOOD - 3.1%
   H.J. Heinz Co.                         1,500          60
   Hormel Foods Corp.                     1,200          49
   Ralston Purina Group                     900          25
   Safeway Inc. (a)                       2,000          71
   Sara Lee Corp.                         2,000          44
                                                -----------
                                                        249

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

HEALTHCARE - 0.8%
   Bausch & Lomb Inc.                     1,000 $        69

INSURANCE - 3.3%
   Allstate Corp.                         2,900          70
   American International Group             577          62
   Inc.
   Chubb Corp.                              800          45
   Cigna Corp.                              700          56
   Horace Mann Educators Corp.            2,000          39
                                                -----------
                                                        272

MANUFACTURING - 3.2%
   Beckman Coulter Inc.                   1,200          61
   Cooper Industries Inc.                   600          24
   Eastman Kodak Co.                      1,000          66
   General Electric Co.                     700         108
                                                -----------
                                                        259

MEDIA - 1.8%
   Time Warner Inc.                       1,200          87
   Walt Disney Co.                        2,200          64
                                                -----------
                                                        151

OFFICE & BUSINESS EQUIPMENT - 0.4%
   Xerox Corp.                            1,400          32

OIL & GAS PRODUCERS  - 3.5%
   Amerada Hess Corp.                       600          34
   BP Amoco Plc - ADR                       794          47
   Exxon Mobil Corp.                        700          56
   Royal Dutch Petroleum Co. -  NY
    Shares                                  700          42
   Schlumberger Ltd.                      1,100          62
   Suncor Energy Inc.                       900          38
   Transocean Sedco Forex Inc.              213           7
                                                -----------
                                                        286

PHARMACEUTICALS - 6.5%
   Abbott Laboratories                    2,000          74
   American Home Products Corp.           1,400          55
   Bristol-Myers Squibb Co.               1,000          64
   Johnson & Johnson                        700          65
   Merck & Co. Inc.                       1,500         101
   Pfizer Inc.                            2,200          71
   Pharmacia & Upjohn Inc.                1,300          58
   Warner-Lambert Co.                       500          41
                                                -----------
                                                        529

RETAIL - 2.9%
   Costco Wholesale Corp. (a)               600          55
   Delhaize America Inc.                    900          19
   J.C. Penney Co.                          300           6
   K Mart Corp. (a)                       2,500          25
   McDonald's Corp.                       2,100          85
   Rite Aid Corp.                         2,000          22
   Sears, Roebuck & Co.                     900          27
                                                -----------
                                                        239


                     See notes to the financial statements.

                      SALOMON BROTHERS/JNL BALANCED SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SEMICONDUCTORS - 0.2%
   Intel Corp                               200 $        16

TELECOMMUNICATIONS - 5.7%
   Alcatel SA - ADR                       1,500          68
   AT&T Corp.                             2,000         102
   BCE Inc.                                 800          72
   Bell Atlantic Corp.                    1,000          62
   GTE Corp.                                200          14
   MCI WorldCom Inc. (a)                    450          24
   SBC Communications Inc.                1,000          49
   US West Inc.                           1,100          79
                                                -----------
                                                        470

TOBACCO - 0.2%
   Philip Morris Cos. Inc.                  800          19

TRANSPORTATION - 0.9%
   Canadian National Railway Co.          1,400          37
   Union Pacific Corp.                      800          35
                                                -----------
                                                         72
                                                -----------
     Total Common Stocks
       (cost $4,168)                                  4,158
                                                -----------


CORPORATE BONDS - 15.5%

AEROSPACE & DEFENSE - 0.2%
   Raytheon Co., 6.15%, 11/01/2008  $    20,000          18

ASSET BACKED SECURITIES - 1.2%
   LB Commercial Conduit Mortgage
    Trust, 6.78%, 04/15/2009 (c)        100,000          95

BANKS - 0.9%
   Bank of America Corp., 6.625%,
    06/15/2004                           75,000          73

CHEMICALS - 0.3%
   Praxair Inc., 6.15%, 04/15/2003       25,000          24

COMMERCIAL SERVICES - 1.3%
   Comdisco Inc., 6.00%, 01/30/2002      65,000          63
   Service Corp. International,
    6.00%, 12/15/2005                    55,000          42
                                                -----------
                                                        105

COMPUTERS - 0.3%
   S3 Inc., 5.75%, 10/01/2003            25,000          23

DIVERSIFIED FINANCIAL SERVICES -
7.7%
   Aristar Inc., 7.25%, 06/15/2006 (c)  100,000          97
   Countrywide Home Loans Inc.,
    6.25%, 04/15/2009                    50,000          45
   Donaldson, Lufkin & Jenrette
   Inc.,
    5.875%, 04/01/2002                   50,000          49
   Ford Motor Credit Co.,
    7.375%, 10/28/2009                   75,000          74
   Lehman Brothers Inc., 7.25%,
    04/15/2003 (c)                      125,000         124

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Merrill Lynch & Co. Inc.,
    6.00%, 11/15/2004               $    75,000 $        71
   Paine Webber Group Inc., 7.625%,
    12/01/2009                           75,000          73
   Sears, Roebuck Acceptance Corp.,
    7.00%, 06/15/2007 (c)               100,000          94
                                                -----------
                                                        627

INSURANCE - 0.9%
   Fremont General Corp., 7.70%,
    03/17/2004                           75,000          72

MEDIA - 0.6%
   A.H. Belo Corp., 7.25%,
    09/15/2027                           50,000          44
   Rogers Communications Inc.,
    2.00%, 11/26/2005                    10,000           9
                                                -----------
                                                         53

REAL ESTATE - 0.6%
   Spieker Properties Inc., 7.25%,
    05/01/2009                           50,000          46

RETAIL - 0.6%
   Staples Inc., 7.125%, 08/15/2007      50,000          48

STORAGE & WAREHOUSING - 0.4%
   Quantum Corp., 7.00%, 08/01/2004      50,000          38

TELECOMMUNICATIONS - 0.5%
   GTE Corp., 6.94%, 04/15/2028          50,000          45
                                                -----------

     Total Corporate Bonds
       (cost $1,328)                                  1,267
                                                -----------

PREFERRED STOCKS - 0.8%

MEDIA - 0.6%
   News Corp. Ltd.                        1,500          50

OIL & GAS PRODUCERS - 0.2%
   Tesoro Petroleum Corp.                 1,000          12
                                                -----------

     Total Preferred Stocks
       (cost $68)                                        62
                                                -----------

U.S. GOVERNMENT SECURITIES - 19.3%

U.S. GOVERNMENT AGENCIES - 11.8%
   Federal Home Loan Mortgage Corp.,
    6.25%, 07/15/2004 (c)               100,000          98
   Federal National Mortgage
   Association
    6.50%, 07/01/2028 (c)               183,022         173
    7.00%, 02/01/2029 (c)                87,390          85
    6.00%, TBA (b)                      130,000         119
    6.50%, TBA (b)                      200,000         188
    7.00%, TBA (b)                       50,000          49
    7.00%, TBA (b)                      100,000          97
    8.00%, TBA (b)                      150,000         151
                                                -----------
                                                        960

                     See notes to the financial statements.

                      SALOMON BROTHERS/JNL BALANCED SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

U.S. TREASURY SECURITIES - 7.5%
   U.S. Treasury Notes
    6.00%, 08/15/2004 (c)           $   325,000 $       320
    5.625%, 05/15/2008 (c)              100,000          94
    6.00%, 08/15/2009 (c)                60,000          58
   U.S. Treasury Bonds
    6.125%, 08/15/2029 (c)              150,000         143
                                                -----------
                                                        615
                                                -----------

     Total U.S. Government
     Securities
       (cost $1,639)                                  1,575
                                                -----------

SHORT TERM INVESTMENTS - 13.5%

REPURCHASE AGREEMENTS - 13.5%
   Repurchase agreement with State
    Street Bank, 3.00% (Collateralized
    by $420,000 U.S. Treasury Note,
    8.50%, due 02/15/2000, market
    value $510,300) acquired on
    12/31/1999,
    due 01/03/2000                      500,000         500


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Repurchase agreement with J.P.
    Morgan & Co., 2.90% (Collateralized
    by $495,000 U.S. Treasury Note,
    9.00%, due 11/15/2018, market
    value $611,998) acquired on
    12/31/1999, due 01/03/2000      $   600,000 $       600
                                                -----------

     Total Short Term Investments
       (cost $1,100)                                  1,100
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $8,303)                                $     8,162
                                                ===========
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b)  Investment purchased on a when-issued basis.
(c) Security pledged as collateral for investment purchased on a when-issued basis.


Based on the cost of investments of $8,301 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $336, the gross unrealized depreciation was $475 and the net unrealized depreciation on investments was $139.

                     See notes to the financial statements.

[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

                                  SALOMON BROTHERS/JNL GLOBAL BOND SERIES
                                  SALOMON BROTHERS ASSET MANAGEMENT INC
                                  PETER J. WILBY, DAVID J. SCOTT, ROGER LAVAN

OBJECTIVE:

Salomon Brothers/JNL Global Bond Series seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series' assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives.

MONEY MANAGER COMMENTARY:

For 1999, the Series returned 1.87% as compared to the Salomon Smith Barney Broad Investment Grade Index which returned - 0.83%. The Series outperformed relative to its benchmark over the year due to its exposure to the emerging market debt sector, the highest returning sector of the fixed income market, as reported by the Salomon Smith Barney Brady Bond Index.

Performance for high yield bonds and emerging market debt started off 1999 strong, as the financial markets shrugged off Brazil's currency problems. The investment grade bond market also had a stellar start, benefiting from stable Treasury rates, declining volatility and a reduction in liquidity premiums. As the year progressed, however, the bond market encountered some difficulties. Fears of an overheating economy coupled with mounting investor fear of inflation, Y2K concerns, and tax loss selling conspired against the fixed income sector. The mounting inflation concerns forced a proactive Federal Reserve to raise the federal funds rate another 25 basis points in November to 5.50%, the third increase this year. As 1999 drew to a close, dealers took on lower inventories as they prepared for Y2K, which resulted in an illiquid market.

We believe there is a very strong case for further Fed tightening in the first half of 2000 given a continued tight labor market and persistent strong consumer demand. This tightening will likely do more to flatten the yield curve than move the overall bond market to significantly higher levels. If the Federal Reserve is successful in offsetting rising inflation, then long-term interest rates should start to fall toward the end of 2000 and going into 2001. The emerging market debt sector should perform well as the strength in the global economy keeps commodity prices well supported in 2000. We expect high yield bonds to benefit from declining default rates, strong merger and acquisition activity, wide spreads, and solid growth coupled with low to moderate inflation here in the U.S.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL GLOBAL BOND SERIES AND THE
SALOMON SMITH BARNEY BROAD INVESTMENT GRADE INDEX

[LINE GRAPH]

                                                                SALOMON BROTHERS/JNL GLOBAL         SALOMON SMITH BARNEY BROAD
                                                                        BOND SERIES                   INVESTMENT GRADE INDEX
                                                                ---------------------------         --------------------------
5/15/1995                                                                  10000                              10000
6/30                                                                       10040                              10265
9/30                                                                       10240                              10459
12/31/1995                                                                 10714                              10913
3/31                                                                       11074                              10722
6/30                                                                       11371                              10774
9/30                                                                       11910                              10976
12/31/1996                                                                 12256                              11307
3/31                                                                       12326                              11249
6/30                                                                       12925                              11654
9/30                                                                       13432                              12041
12/31/1997                                                                 13563                              12397
3/31                                                                       13868                              12597
6/30                                                                       13904                              12888
9/30                                                                       13526                              13423
12/31/1998                                                                 13897                              13478
3/31                                                                       13975                              13415
6/30                                                                       13884                              13291
9/30                                                                       13884                              13387
12/31/1999                                                                 14157                              13365

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            1.87%
                       Since inception*........                            7.79%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

SALOMON BROTHERS/JNL GLOBAL BOND SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $100,109)                 $      97,978
Cash                                                   15
Receivables:
  Interest                                          1,519
  Forward currency contracts                          136
  Fund shares sold                                     97
  Investment securities sold                        1,946
                                            ----------------
TOTAL ASSETS                                      101,691
                                            ----------------

LIABILITIES
Payables:
  Advisory fees                                        58
  Administrative fees                                   7
  Forward currency contracts                          134
  Fund shares redeemed                                 9
  Investment securities purchased                  20,422
                                            ----------------
TOTAL LIABILITIES                                  20,630
                                            ----------------

NET ASSETS                                  $      81,061
                                            ================

NET ASSETS CONSIST OF:
Paid-in capital                             $      85,473
Undistributed net investment income                    86
Accumulated net realized loss on
  investments and foreign currency
  related items                                    (2,362)
Net unrealized depreciation on:
  Investments                                      (2,131)
  Foreign currency related items                       (5)
                                            ----------------
                                            $      81,061
                                            ================

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                       7,908
                                            ================

NET ASSET VALUE PER SHARE                     $     10.25
                                            ================


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Interest                                    $     5,291
  Security lending income                              10
  Foreign taxes withheld                              (17)
                                              --------------
TOTAL INVESTMENT INCOME                             5,284
                                              --------------

EXPENSES
  Advisory fees                                       550
  Administrative fees                                  65
                                              --------------
TOTAL EXPENSES                                        615
                                              --------------
NET INVESTMENT INCOME                               4,669
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on:
  Investments                                      (1,228)
  Foreign currency related items                        9
Net change in unrealized depreciation on:
  Investments                                      (1,978)
  Foreign currency related items                       (6)
                                              --------------
NET REALIZED AND UNREALIZED LOSSES                 (3,203)
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $     1,466
                                              ==============

                     See notes to the financial statements.

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

Statements of Changes in Net Assets
(in thousands)



                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment income ........................................................                  $       4,669    $      3,112
  Net realized gain (loss) on:
    Investments ................................................................                         (1,228)         (1,088)
    Foreign currency related items .............................................                              9             (53)
  Net change in unrealized depreciation on:
    Investments ................................................................                         (1,978)         (1,034)
    Foreign currency related items .............................................                             (6)            (34)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                          1,466             903
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                         (4,624)         (3,055)
  From net realized gains on investment transactions ...........................                             --              --
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                         (4,624)         (3,055)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         49,908          26,136
  Reinvestment of distributions ................................................                          4,624           3,055
  Cost of shares redeemed ......................................................                        (18,480)        (15,597)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         36,052          13,594
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         32,894          11,442

NET ASSETS BEGINNING OF PERIOD .................................................                         48,167          36,725
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $      81,061   $      48,167
                                                                                                  ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .....................................                  $          86   $         (12)
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                          4,672           2,317
     Reinvestment of distributions .............................................                            451             286
     Shares redeemed ...........................................................                         (1,728)         (1,392)
                                                                                                  --------------  --------------
     Net increase ..............................................................                          3,395           1,211
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $      72,538   $      66,412
     Proceeds from sales of securities .........................................                         49,035          36,847

     Purchases of U.S. Government obligations ..................................                          6,193           9,003
     Proceeds from sales of U.S. Government obligations ........................                          3,144          10,941


                     See notes to the financial statements.

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

Financial Highlights

                                                                                                        PERIOD FROM    PERIOD FROM
                                                                                                          APRIL 1,       MAY 15,
                                                                                                          1996 TO        1995* TO
                                                                  YEAR ENDED DECEMBER 31,               DECEMBER 31,    MARCH 31,
                                                            1999            1998            1997            1996           1996
                                                       --------------- --------------- --------------- -----------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ................  $   10.67        $     11.12      $   10.63       $   10.46      $   10.00
                                                       --------------- --------------- --------------- --------------- -------------
INCOME FROM OPERATIONS:
  Net investment income .............................       0.62               0.72           0.54            0.42           0.81
  Net realized and unrealized gains (losses) on
   investments and foreign currency
   related items ....................................      (0.42)             (0.45)          0.59            0.70           0.24
                                                       --------------- --------------- --------------- --------------- -------------
  Total income from operations ......................       0.20               0.27           1.13            1.12           1.05
                                                       --------------- --------------- --------------- --------------- -------------

LESS DISTRIBUTIONS:
  From net investment income ........................      (0.62)             (0.72)         (0.58)          (0.69)         (0.56)
  From net realized gains on investment transactions          --                 --          (0.05)          (0.26)         (0.03)
  Return of capital .................................         --                 --          (0.01)             --             --
                                                       --------------- --------------- --------------- --------------- -------------
  Total distributions ...............................      (0.62)             (0.72)         (0.64)          (0.95)         (0.59)
                                                       --------------- --------------- --------------- --------------- -------------
  Net increase (decrease) ...........................      (0.42)             (0.45)          0.49            0.17           0.46
                                                       --------------- --------------- --------------- --------------- -------------

NET ASSET VALUE, END OF PERIOD ......................  $   10.25        $     10.67     $    11.12      $    10.63      $   10.46
                                                       =============== =============== =============== =============== =============

TOTAL RETURN (A) ....................................       1.87%              2.46%         10.66%          10.68%         10.74%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........  $  81,061        $    48,167     $   36,725      $   12,483      $   6,380
  Ratio of expenses to average net assets (b) (c) ...       0.95%              1.00%          1.01%           0.99%          1.00%
  Ratio of net investment income to average net .....
  assets (b) ........................................       7.22%              7.05%          6.83%           7.52%          9.01%
  Portfolio turnover ................................      98.01%            261.87%        134.55%         109.85%        152.89%


RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR FEES PAID INDIRECTLY:
  Ratio of expenses to average net assets (b) .......        n/a               1.01%          1.08%           1.44%          2.14%
  Ratio of net investment income to average net
  assets (b) ........................................        n/a               7.04%          6.76%           7.07%          7.87%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the year ended December 31, 1997, the ratio of expenses to average net assets excluding non-operating expenses was 1.00%.

                     See notes to the financial statements.

                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

CORPORATE BONDS - 30.0%

AEROSPACE & DEFENSE - 0.1%
   Raytheon Co., 6.15%, 11/01/2008  $   100,000  $       88

AIRLINES - 0.4%
   Airplanes Pass-Through Trust,
    10.875%, 03/15/2012                 250,000         216
   Northwest Airlines Inc.,
    7.625%, 03/15/2005                  250,000         223
                                                -----------
                                                        439

ASSET BACKED SECURITIES - 6.4%
   Commercial Mortgage Asset Trust,
    7.35%, 08/17/2013                 1,000,000         927
   ContiMortgage Home Equity Loan
    Trust, 7.00%, 12/25/2029            500,000         434
   Countrywide Mortgage Backed
     Securities Inc., 7.75%,
     06/25/2024                         673,442         658
   DLJ Commercial Mortgage Corp.
    7.50%, 05/10/2023 - Interest
     only                             4,422,753         180
    9.67%, 11/12/2031 - Interest
     only                             4,406,180         223
   First Union Securitization Trust,
    7.00%, 08/25/2028                    97,632          87
   GE Capital Mortgage Services
    Inc., 6.75%, 10/25/2028             394,997         356
   Green Tree Financial Corp.,
    7.07%, 01/15/2029                   563,506         555
   LB Commercial Conduit Mortgage
   Trust,
    6.78%, 04/15/2009                 1,000,000         953
   Mid-State Trust, 7.34%,
    07/01/2035                          729,357         707
   PNC Mortgage Securities Corp.
    6.75%, 05/25/2028                   147,559         128
    6.8412%, 05/25/2028                 221,075         195
    6.734%, 07/25/2028                  195,779         170
    6.7722%, 03/25/2029                 421,963         381
    6.9057%, 04/25/2029                 361,478         318
                                                -----------
                                                      6,272

AUTO MANUFACTURERS - 0.2%
   Navistar International Corp.,
    8.00%, 02/01/2008                   150,000         144

AUTO PARTS & EQUIPMENT - 1.0%
   Advanced Stores Co. Inc., 10.25%,
    04/15/2008                          250,000         217
   Breed Technologies Inc.,
    9.25%, 04/15/2008 (f)               250,000           6
   Hayes Lemmerz International
    Inc., 8.25%, 12/15/2008             250,000         229
   J.H. Heafner Co. Inc., 10.00%,
    03/13/2008                          300,000         274
   TRW Inc., 6.45%, 06/15/2001 (g)      250,000         247
                                                -----------
                                                        973

BANKS - 1.7%
   Bank of America Corp.,
    6.625%, 06/15/2004                  250,000         244
   Commerzbank Overseas Finance NV,
    10.25%, 04/28/2000 AUD              700,000         464
   ContiFinancial Corp.,
    8.125%, 04/01/2008 (f)              250,000          29

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   European Bank for Reconstruction
   &
    Development, 10.50%, 01/25/2001
    PLN                                 400,000 $        91
   European Investment Bank, 7.50%,
    03/23/2000 CAD                      500,000         346
   International Finance Corp.,
    20.25%, 05/05/2000 PLN            1,500,000         363
   Nordic Investment Bank, 17.75%,
    04/15/2002 PLN                      340,000          87
   Sudwest LB Capital Market,
    17.50%, 05/05/2003 PLN              270,000          72
                                                -----------
                                                      1,696

CHEMICALS - 1.3%
   Huntsman Corp., 9.50%,
    07/01/2007 (g)                  $   150,000         143
   Lyondell Chemical Co.,
    9.875%, 05/01/2007                  250,000         259
   Philip Brothers Chemicals Inc.,
    9.875%, 06/01/2008                  125,000         110
   Praxair Inc., 6.15%, 04/15/2003      200,000         191
   Safety-Kleen Services,
    9.25%, 06/01/2008                   375,000         371
   United Industries Corp.,
    9.875%, 04/01/2009                  250,000         228
                                                -----------
                                                      1,302

COMMERCIAL SERVICES - 1.3%
   Comdisco Inc., 6.00%, 01/30/2002     200,000         194
   Integrated Electric Services,
    9.375%, 02/01/2009                  250,000         248
   Iron Mountain Inc.
    10.125%, 10/01/2006                 150,000         153
    8.75%, 09/30/2009                   100,000          97
   Marsulex Inc., 9.625%, 07/01/2008    250,000         239
   Primark Corp., 9.25%, 12/15/2008     250,000         233
   Service Corp. International,
    6.00%, 12/15/2005                   200,000         151
                                                -----------
                                                      1,315

COSMETICS & PERSONAL CARE - 0.4%
   American Safety Razor Co.,
    9.875%, 08/01/2005                  250,000         245
   French Fragrances Inc., 10.375%,
    05/15/2007                          125,000         121
   Revlon Consumer Products Corp.,
    8.625%, 02/01/2008                   35,000          18
                                                -----------
                                                        384

DIVERSIFIED FINANCIAL SERVICES - 3.1%
   Countrywide Home Loans Inc.,
    6.25%, 04/15/2009                   350,000         314
   DVI Inc., 9.875%, 02/01/2004         250,000         245
   Ford Motor Credit Co.,
    7.375%, 10/28/2009                  600,000         594
   General Electric Capital Corp.,
    5.875%, 07/07/2000 AUD              410,000         268
   High Voltage Engineering Corp.,
    10.50%, 08/15/2004                  125,000         110
   Merrill Lynch & Co. Inc.
    5.97%, 09/11/2000 CAD             1,060,000         731
    6.00%, 11/15/2004                    80,000          76


                      See notes to the financial statements.

                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Paine Webber Group Inc.,
    7.75%, 09/01/2002               $   300,000 $       302
   TPSA Finance BV, 7.75%,              300,000         279
   12/10/2008 (g)
   Williams Scotsman Inc.,
    9.875%, 06/01/2007                  150,000         145
                                                -----------
                                                      3,064

ELECTRONICS - 0.3%
   Amphenol Corp., 9.875%,              250,000         256
   05/15/2007

ENTERTAINMENT - 0.7%
   Horseshoe Gaming LLC,
    9.375%, 06/15/2007                  250,000         249
   Mohegan Tribal Gaming, 8.75%,
    01/01/2009                          150,000         149
   Sun International Hotels Ltd.,
    8.625%, 12/15/2007                  250,000         234
                                                -----------
                                                        632

ENVIRONMENTAL CONTROL - 0.2%
   Allied Waste North America,
    7.875%, 01/01/2009                  250,000         221

FOOD - 0.0%
   Pueblo Xtra International, 9.50%,
    08/01/2003                               60          36

FOREST PRODUCTS & PAPER - 0.5%
   Doman Industries Ltd.,
    8.75%, 03/15/2004                   250,000         214
   Repap New Brunswick,
    10.625%, 04/15/2005                 250,000         231
                                                -----------
                                                        445

HEALTHCARE - 0.1%
   Packard BioScience Co.,
    9.375%, 03/01/2007                  150,000         131

HOLDING COMPANIES - DIVERSIFIED - 0.4%
   Jordan Industries Inc.,
    10.375%, 08/01/2007                  50,000          50
   Nebco Evans Holding Co.,
    (Step-Up Bond),
    12.375%, 07/15/2007 (c) (f)         350,000          45
   P&L Coal Holdings Corp.,
    9.625%, 05/15/2008                  250,000         243
                                                -----------
                                                        338

HOME FURNISHINGS - 0.4%
   Pillowtex Corp., 9.00%,
    12/15/2007                           25,000          10
   Simmons Co., 10.25%, 03/15/2009      250,000         242
   Windmere-Durable Holdings Inc.,
    10.00%, 07/31/2008                  125,000         123
                                                -----------
                                                        375

INSURANCE - 0.2%
   Fremont General Corp., 7.70%,
    03/17/2004                          225,000         217

IRON & STEEL - 0.6%
   Algoma Steel Inc., 12.375%,
    07/15/2005                          345,000         325
   LTV Corp., 11.75%, 11/15/2009 (g)    250,000         261
                                                -----------
                                                        586

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

LEISURE TIME - 0.4%
   Park Place Entertainment Corp.,
    7.875%, 12/15/2005              $   250,000 $       239
   Protection One Alarm Monitoring
    Inc., 8.125%, 01/15/2009 (g)        225,000         108
                                                -----------
                                                        347

LODGING -0.7%
   Harrah's Operating Co. Inc.,
    7.875%, 12/15/2005                  250,000         241
   HMH Properties Inc.,
    7.875%, 08/01/2008                  250,000         223
   Prime Hospitality Corp.,
    9.75%, 04/01/2007                   250,000         243
                                                -----------
                                                        707

MACHINERY - 0.3%
   Tenneco Automotive Inc.,
    11.625%, 10/15/2009 (g)             250,000         255

MANUFACTURING - 1.2%
   Alvey Systems Inc.,
    11.375%, 01/31/2003                 125,000         129
   Axiohm Transaction Solutions,
    9.75%, 10/01/2007 (f)               150,000          34
   Blount Inc., 13.00%, 08/01/2009 (g)  250,000         263
   Cabot Safety Corp., 12.50%,
    07/15/2005                          250,000         258
   Foamex LP,  9.875%, 06/15/2007       250,000         210
   Pacifica Paper Inc., 10.00%,
    03/15/2009                          250,000         258
                                                -----------
                                                      1,152

MEDIA - 2.3%
   Adelphia Communications Corp.
    10.50%, 07/15/2004                  100,000         105
    9.875%, 03/01/2007                  100,000         102
   Albritton Communications Co.,
    9.75%, 11/30/2007                   125,000         126
   Charter Communications Holdings,
    LLC, (Step-Up Bond), 9.92%,
    04/01/2011 (c)                      800,000         471
   CSC Holdings Inc., 10.50%,
   05/15/2016                           250,000         278
   Diamond Cable Communications Plc,
    (Step-Up Bond), 11.75%,
    12/15/2005 (c)                      150,000         142
   Granite Broadcasting Corp.,
    8.875%, 05/15/2008                  165,000         160
   Hollinger International
   Publishing Inc.,
    9.25%, 02/01/2006                   250,000         248
   Lin Holdings Corp., (Step-Up
    Bond), 10.00%, 03/01/2008 (c)       375,000         256
   Telewest Communications Plc,
    (Step-Up Bond), 11.00%,
    10/01/2007 (c)                      150,000         140
   United GlobalCom Inc., (Step-Up
    Bond), 10.75%, 02/15/2008 (c)       400,000         255
                                                -----------
                                                      2,283

METALS & MINING - 0.2%
   Glencore Nickel Property Ltd.,
    9.00%,12/01/2014                    175,000         151
   Oxford Automotive Inc.,
    10.125%, 06/15/2007                  75,000          71
                                                -----------
                                                        222

                      See notes to the financial statements.

                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

OIL & GAS PRODUCERS - 0.9%
   Belco Oil & Gas Corp.,
    8.875%, 09/15/2007              $   150,000 $       144
   Continental Resources Inc.,
    10.25%, 08/01/2008                  250,000         218
   Devon Energy Corp.,
    10.25%, 11/01/2005                  250,000         272
   Range Resources Corp.,
    8.75%, 01/15/2007                   250,000         227
                                                -----------
                                                        861

PACKAGING & CONTAINERS - 0.1%
   Radnor Holdings Corp., 10.00%,
    12/01/2003                          100,000         100

PHARMACEUTICALS - 0.2%
   Alaris Medical Systems Inc.,
    9.75%, 12/01/2006                   250,000         222

REAL ESTATE - 0.7%
   CB Richard Ellis Services Inc.,
    8.875%, 06/01/2006                  250,000         226
   Forest City Enterprises Inc.,
    8.50%, 03/15/2008                   325,000         304
   Spieker Properties Inc., 7.25%,
    05/01/2009                          200,000         186
                                                -----------
                                                        716

RETAIL - 1.0%
   Cole National Group Inc.,
    8.625%, 08/15/2007                  250,000         189
   Finlay Fine Jewelry Corp.,
    8.375%, 05/01/2008                  300,000         275
   Guitar Center Management Co.
    Inc., 11.00%, 07/01/2006            250,000         247
   Indesco International Inc.,
    9.75%, 04/15/2008                   250,000         112
   Staples Inc., 7.125%, 08/15/2007     150,000         144
                                                -----------
                                                        967

STORAGE & WAREHOUSE - 0.2%
   Quantum Corp., 7.00%, 08/01/2004     250,000         189

TELECOMMUNICATIONS - 1.7%
   AT&T Canada Inc., (Step-Up Bond),
    9.95%, 06/15/2008 (c)               250,000         197
   GTE Corp., 6.94%, 04/15/2028         150,000         135
   Intermedia Communication Inc.
    8.50%, 01/15/2008                   125,000         115
    8.60%, 06/01/2008                   125,000         115
   Jordan Telecom Products, (Step-Up
    Bond), 11.75%, 08/01/2007 (c)       300,000         317
   Nextel Communications, Inc.,
    (Step-Up Bond), 9.75%,
    10/31/2007 (c)                      350,000         251
   NTL Inc., (Step-Up Bond),
    11.50%, 02/01/2006 (c)              225,000         203
   Sprint Capital Corp., 6.50%,
    11/15/2001                          350,000         347
                                                -----------
                                                      1,680

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

TEXTILES - 0.4%
   Collins & Aikman Floorcoverings,
    10.00%, 01/15/2007              $   150,000 $       147
   Panolam Industries International
    Inc., 11.50%, 02/15/2009 (g)        250,000         256
                                                -----------
                                                        403

TRANSPORTATION - 0.4%
   Holt Group Inc., 9.75%,
    01/15/2006                          200,000         134
   TFM SA, (Step-Up Bond),
    11.75%, 06/15/2009 (c)              335,000         216
                                                -----------
                                                        350
                                                -----------

     Total Corporate Bonds
       (cost $31,595)                                29,368
                                                -----------

GOVERNMENT SECURITIES - 51.1%

SOVEREIGN - 26.5%
   EUROFIMA, 17.00%, 03/04/2005 PLN   1,300,000         370
   Federal Republic of Brazil,
    14.50%, 10/15/2009                1,173,000       1,299
   Federal Republic of Germany
    5.875%, 05/15/2000 EUR              930,000         940
    4.00%, 06/16/2000 EUR               250,000         251
    4.00%, 07/04/2009 EUR               260,000         235
    6.50%, 07/04/2027 EUR                71,580          77
    5.625%, 01/04/2028 EUR              500,000         477
   Federation of Russia
    9.25%, 11/27/2001                   300,000         236
    11.75%, 06/10/2003                  300,000         222
    6.9063%, 12/15/2015               2,900,000         507
    12.75%, 06/24/2028                1,250,000         875
   KFW International Finance
    16.30%, 06/24/2003 PLN              330,000          87
    2.05%, 09/21/2009 JPY           114,000,000       1,150
   Kingdom of Morocco,
    6.0625%, 01/01/2009                 670,714         607
   Kingdom of Spain, 6.15%,
    01/31/2013 EUR                      220,000         228
   Kingdom of Sweden,
    10.25%, 05/05/2003 SEK            2,100,000         282
   National Republic of Bulgaria
    7.0625%, 07/28/2011                 450,000         354
    2.75%, 07/28/2012 (Step-Up
    Bond) (d)                         1,000,000         720
   Norwegian Treasury Bill,
    5.25%, 03/15/2000 NOK             6,000,000         746
   Republic of Algeria, 6.375%,                         692
    03/04/2010                          975,000
   Republic of Argentina
    11.75%, 04/07/2009                  900,000         897
    11.375%, 01/30/2017                 425,000         419
    6.00%, 03/31/2023                 1,150,000         757
   Republic Of Brazil
    7.00%, 04/15/2012                 1,100,000         817
    8.00%, 04/15/2014 (h)             2,334,219       1,745
   Republic of Columbia,
    10.875%, 03/09/2004               1,200,000       1,230
   Republic of Croatia,
    6.4563%, 07/31/2006 (e)             519,266         480
   Republic of Ecuador, (Step-Up
    Bond), 4.00%, 02/28/2025 (d)        500,000         171

                      See notes to the financial statements.

                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Republic of Greece
    11.00%, 02/25/2000 GRD           43,500,000 $       132
    7.60%, 01/22/2002 GRD            49,000,000         151
    8.90%, 04/01/2003 GRD           402,500,000       1,305
    6.60%, 01/15/2004 GRD           146,000,000         446
   Republic of Italy, 5.25%,            160,000         143
   11/01/2029 EUR
   Republic Of Ivory Coast,
    (Step-Up Bond), 2.00%,
    03/29/2018 (d)                  $ 2,100,000         341
   Republic of Panama, (Step-Up
    Bond), 4.25%, 07/17/2014 (d)        550,000         431
   Republic of Peru, (Step-Up Bond),
    4.50%, 03/07/2017 (d) (g)         1,450,000       1,004
   Republic of Philippines
    9.875%, 01/15/2019                  150,000         148
    8.60%, 06/15/2027                   350,000         294
   Republic of Slovenia,
    5.375%, 05/27/2005 EUR              360,000         355
   Republic of Venezuela
    6.875%, 03/31/2007 (e)              357,141         281
    7.00%, 12/18/2007                   380,952         300
    13.625%, 08/15/2018               1,250,000       1,116
   United Mexican States
    9.875%, 01/15/2007                  800,000         832
    11.375%, 09/15/2016                 500,000         564
    6.25%, 12/31/2019                 1,600,000       1,256
                                                -----------
                                                     25,970

U.S. GOVERNMENT AGENCIES - 19.8%
   Federal Home Loan Mortgage Corp.
    10.00%, 05/15/2020                   17,468          19
    7.34%, 06/15/2021 - Interest
    only                                    815          21
   Federal National Mortgage
   Association
    7.3935%, 08/17/2003                 368,166         369
    13.00%, 11/15/2015                    4,567           5
    10.40%, 04/25/2019                   30,505          32
    9.65%, 03/17/2020 - Interest
     only                               682,521          15
    6.50%, 02/01/2026                   206,877         197
    9.65%, 02/25/2035 - Interest
     only                             2,216,095         149
    9.65%, 10/17/2036 - Interest
     only                             4,209,193         103
    12.47%, 01/25/2039 - Interest
     only                             6,236,986         344
    6.00%, TBA (a)                    4,750,000       4,346
    7.00%, TBA (a)                    1,000,000         967
    7.50%, TBA (a)                   13,000,000      12,854
                                                -----------
                                                     19,421

U.S. TREASURY SECURITIES - 4.8%
   U.S. Treasury Bonds
    6.125%, 11/15/2027 (b)              100,000          93
    5.50%, 08/15/2028 (b)                70,000          59
    5.25%, 11/15/2028 (b)             1,500,000       1,236
    5.25%, 02/15/2029 (b)             1,000,000         828


                                    SHARES OR    MARKET

                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   U.S. Treasury Notes
    5.25%, 05/31/2001 (b)           $ 2,000,000 $     1,974
    4.75%, 11/15/2008 (b)               500,000         441
                                                -----------
                                                      4,631
                                                -----------

     Total Government Securities
       (cost $49,815)                                50,022
                                                -----------

OPTIONS - 0.0%

   Hong Kong Dollar Put, exercise
   price:
    7.81, expiration 01/2000             91,500           0
    7.8025, expiration 01/2000           45,000           0
                                                -----------

     Total Options
       (cost $135)                                        0
                                                -----------

WARRANTS - 0.0%

   United Mexican States                    321          30
                                                -----------

     Total Warrants
       (cost $6)                                         30
                                                -----------

SHORT TERM INVESTMENTS - 18.9%

COMMERCIAL PAPER - 18.3%
   Consolidated Coal Co.,
    6.52%, 01/19/2000 (b)             3,000,000       2,990
   Gatx Capital Corp.,
    6.47%, 01/19/2000 (b)             3,000,000       2,991
   Litton Industries Inc.,
    6.47%, 01/19/2000 (b)             3,000,000       2,990
   Tennessee Gas Pipeline Co.,
    6.40%, 01/19/2000 (b)             3,000,000       2,991
   Tyco International Group SA,
    6.52%, 01/19/2000 (b)             3,000,000       2,990
   USEC Inc., 6.52%, 01/19/2000 (b)   3,000,000       2,990
                                                -----------
                                                     17,942

REPURCHASE AGREEMENT - 0.6%
   Repurchase  agreement  with State
    Street Bank, 3.00%, (Collateralized
    by $520,000 U.S. Treasury Bond,
    8.50%, due 02/15/2020, market
    value $631,800), acquired on
    12/31/99, due 01/03/2000            616,000         616
                                                -----------

     Total Short Term Investments
       (cost $18,558)                                18,558
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $100,109)                              $    97,978
                                                ===========


--------------------------------------------------------------------------------
(a)  Investment purchased on a when-issued basis.
(b) Security pledged as collateral for investment purchased on a when-issued basis.
(c) Denotes deferred interest security that receives no coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(d) Coupon payment periodically increases over the life of the security. Rate is in effect as of December 31, 1999.
(e) Coupon is indexed to six month Libor. Rate stated is in effect as of December 31, 1999.
(f)  Bond is in default.
(g)  144a security. Certain conditions for public sale may exist.
(h) Denotes payment-in-kind security, which may pay interest in additional principal amount.

                      See notes to the financial statements.

                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES

AUD - Australian Dollar; CAD - Canadian Dollar; EUR - Euro; GRD - Greek Drachma; JPY - Japanese Yen; NOK - Norwegian Krone; PLN - Polish Zloty; SEK - Swedish Krona


Based on the cost of investments of $100,175 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $1,717, the gross unrealized depreciation was $3,914 and the net unrealized depreciation on investments was $2,197.


FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 1999 (IN 000'S):

                              CURRENCY
                               UNITS
 CURRENCY PURCHASED/SOLD     PURCHASED         CURRENCY       UNREALIZED
   AND SETTLEMENT DATE         (SOLD)         VALUE IN $      GAIN (LOSS)
                                                 U.S.
--------------------------- -------------    --------------  --------------
  British Pound 1/18/00              187     $        301    $        (5)
  British Pound 1/28/00              505              814            (17)
  British Pound 1/28/00             (692)          (1,115)            29
  Euro          1/18/00              169              169             (9)
  Euro          1/28/00            2,251            2,259            (69)
  Euro          1/28/00             (882)            (885)            19
  Greek Drachma 1/28/00          272,199              825              1
  Greek Drachma 1/28/00         (286,534)            (868)            43
  Japanese Yen  1/28/00           83,736              822             19
  Japanese Yen  1/28/00         (115,727)          (1,136)            (9)
  Swedish Krona 1/28/00            2,664              312             --
                                             -------------  ---------------
                                             $      1,498   $          2
                                             =============  ===============


SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 1999:

                                      % OF INVESTMENT      MARKET VALUE
  COUNTRY                                SECURITIES           (000'S)
-------------------------------------------------------- ------------------
  Algeria                                          0.7%  $            692
  Argentina                                        2.1%             2,073
  Australia                                        0.6%               615
  Bahamas                                          0.2%               234
  Brazil                                           3.9%             3,861
  Bulgaria                                         1.1%             1,074
  Canada                                           1.6%             1,595
  Columbia                                         1.3%             1,230
  Ecuador                                          0.2%               171
  Germany                                          2.0%             1,981
  Greece                                           2.1%             2,033
  Hungary                                          0.5%               480
  Italy                                            0.2%               143
  Ivory Coast                                      0.3%               341
  Mexico                                           3.0%             2,898
  Morocco                                          0.6%               607
  Netherlands                                      0.3%               279
  Norway                                           0.8%               746
  Panama                                           0.4%               431
  Peru                                             1.0%             1,004
  Philippines                                      0.5%               442
  Poland                                           0.9%               912
  Russia                                           1.9%             1,841
  Slovakia                                         0.4%               354
  Spain                                            0.2%               228
  Sweden                                           0.3%               282
  United Kingdom                                   0.4%               355
  United States                                   70.8%            69,379
  Venezuela                                        1.7%             1,697
                                     ------------------- ------------------
    TOTAL                                        100.0%  $         97,978
                                     =================== ==================


                      See notes to the financial statements.

 [SALOMON BROTHERS ASSET MANAGEMENT LOGO]

                                  SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES
                                  SALOMON BROTHERS ASSET MANAGEMENT INC
                                  PETER J. WILBY

OBJECTIVE:

Salomon Brothers/JNL High Yield Bond Series seeks to maximize current income. As a secondary objective, the Series seeks capital appreciation. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk fixed-income securities of U.S. issuers rated in medium to lower rating categories.

MONEY MANAGER COMMENTARY:

For the year, the Series returned -1.76% as compared to 1.73% for the Salomon Smith Barney High Yield Market Index. The Series' underperformance relative to its benchmark was due to overweighted positions in retail and consumer products and underweighted position in telecommunications. The Series benefited, however, from its heavier weightings in chemicals, steel/metals, and gaming and underweightings in textiles and supermarkets/ drugstores.

While benefiting from a strong economy, the high yield market suffered from a back-up in U.S. Treasuries due to concern about rising inflation, mutual fund outflows, a heavy new issue calendar, a reduction in broker/dealer liquidity, a volatile equity market and a rise in default rates. The concerns were that a weak recovery in Asia and a recession in Latin America could trigger a slowdown in the U.S. economy. Economic growth in the U.S., however, was stronger than anticipated. Heightened credit concerns developed as default rates increased, particularly in commodities issuers exposed to global competition and pricing volatility, and in more speculative telecommunications issuers whose access to alternative capital markets was limited. The aforementioned factors rattled individual investors, resulting in prolonged mutual fund outflows. Finally, tightening broker-dealer liquidity and a heavy new issue calendar in the second and third quarters further constrained liquidity in the high yield market.

As the period progressed, the high yield market, driven by technical, credit and liquidity concerns, became increasingly selective in the new issue and secondary market. The sector preferred larger, more liquid issues from higher quality issuers, thus punishing underperformers. Investors also demanded tighter covenant packages and higher yields, which effectively re-priced the secondary market to lower levels.

Going forward, we expect the high yield market to modestly improve over the next six months as expectations for continued robust economic growth and improved technical factors, including mutual fund investors returning to the market, continued strong CBO demand and fund managers investing excess cash balances held over the year-end for Y2K reasons.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES AND THE
SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX

[LINE GRAPH]

                                                              SALOMON BROTHERS/JNL HIGH YIELD    SALOMON SMITH BARNEY HIGH YIELD
                                                                        BOND SERIES                        MARKET INDEX
                                                              -------------------------------    -------------------------------
3/02/1998                                                                  10000                              10000
3/31                                                                       10050                              10108
6/30                                                                       10140                              10213
9/30                                                                        9830                               9723
12/31/1998                                                                 10132                              10063
3/31                                                                       10291                              10214
6/30                                                                       10164                              10241
9/30                                                                        9942                              10064
12/31/1999                                                                  9954                              10238

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -1.76%
                       Since inception*.......                           - 0.25%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $11,442)                   $      10,457
Receivables:
  Interest                                             244
  Fund shares sold                                       1
                                             ---------------
TOTAL ASSETS                                        10,702
                                             ---------------

LIABILITIES
Payables:
  Advisory fees                                          7
  Administrative fees                                    1
  Fund shares redeemed                                   4
                                             ---------------
TOTAL LIABILITIES                                       12
                                             ---------------

NET ASSETS                                   $      10,690
                                             ===============

NET ASSETS CONSIST OF:
Paid-in capital                              $      12,012
Undistributed net investment income                     --
Accumulated net realized loss on
 investments                                          (337)
Net unrealized depreciation on investments            (985)
                                             ===============
                                             $      10,690
                                             ===============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        1,227
                                              ==============

NET ASSET VALUE PER SHARE                     $       8.71
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Interest                                    $        888
                                              --------------

EXPENSES
  Advisory fees                                         74
  Administrative fees                                    9
                                              --------------
TOTAL EXPENSES                                          83
                                              --------------
NET INVESTMENT INCOME                                  805
                                              --------------

REALIZED AND UNREALIZED LOSSES
Net realized loss on investments                      (324)
Net change in unrealized depreciation
  on investments                                      (682)
                                              --------------
NET REALIZED AND UNREALIZED LOSSES                  (1,006)
                                              --------------

NET DECREASE IN NET ASSETS FROM OPERATIONS    $       (201)
                                              ==============



                     See notes to the financial statements.

SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

Statements of Changes in Net Assets
(in thousands)


                                                                                                                  PERIOD FROM
                                                                                                                   MARCH 2,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $         805   $         397
  Net realized loss on investments .............................................                          (324)            (13)
  Net change in unrealized depreciation on investments .........................                          (682)           (303)
                                                                                                 --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................                          (201)             81
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                          (807)           (395)
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                          (807)           (395)
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         5,748           8,247
  Reinvestment of distributions ................................................                           807             395
  Cost of shares redeemed ......................................................                        (2,245)           (940)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         4,310           7,702
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                         3,302           7,388

NET ASSETS BEGINNING OF PERIOD .................................................                         7,388              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $      10,690   $       7,388
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $          --   $           1
                                                                                                 =============== ===============

   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                           600             824
     Reinvestment of distributions .............................................                            93              41
     Shares redeemed ...........................................................                          (236)            (95)
                                                                                                 --------------  --------------
     Net increase ..............................................................                           457             770
                                                                                                 ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $       7,935   $      10,933
     Proceeds from sales of securities .........................................                         4,223           3,908

--------------------------------------------------------------------------------
*    Commencement of operations.



                     See notes to the financial statements.

SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

Financial Highlights


                                                                                                                       PERIOD FROM
                                                                                                                         MARCH 2,
                                                                                                        YEAR ENDED       1998* TO
                                                                                                       DECEMBER 31,    DECEMBER 31,
                                                                                                           1999            1998
                                                                                                      --------------- --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                      $   9.59        $  10.00
                                                                                                      --------------- --------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                          0.71            0.54
  Net realized and unrealized losses on investments ............................                         (0.88)          (0.41)
                                                                                                      --------------- --------------
  Total income (loss) from operations ..........................................                         (0.17)           0.13
                                                                                                      --------------- --------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                         (0.71)          (0.54)
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                      --------------- --------------
  Total distributions ..........................................................                         (0.71)          (0.54)
                                                                                                      --------------- --------------
  Net decrease .................................................................                         (0.88)          (0.41)
                                                                                                      --------------- --------------

NET ASSET VALUE, END OF PERIOD .................................................                      $   8.71        $   9.59
                                                                                                      =============== ==============

TOTAL RETURN (A) ...............................................................                         (1.76)%          1.32%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                      $ 10,690        $  7,388
  Ratio of expenses to average net assets (b) ..................................                          0.90%           0.95%
  Ratio of net investment income to average net assets (b) .....................                          8.74%           7.80%
  Portfolio turnover ...........................................................                         31.39%          37.45%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT:
  Ratio of expenses to average net assets (b) ..................................                           n/a            1.39%
  Ratio of net investment income to average net assets (b) .....................                           n/a            7.36%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                   SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

CORPORATE BONDS - 91.0%

ADVERTISING - 1.1%
   SITEL Corp., 9.25%, 03/15/2006   $   125,000 $       115

AEROSPACE & DEFENSE - 2.0%
   Sequa Corp., 9.00%, 08/01/2009       125,000         121
   Stellex Industries Inc., 9.50%,
    11/01/2007                          125,000          90
                                                -----------
                                                        211

AIRLINES - 2.1%
   Airplanes Pass-through Trust,
    10.875%, 03/15/2019                 125,000         108
   Continental Airlines Inc., 8.00%,
    12/15/2005                          125,000         115
                                                -----------
                                                        223

AUTO MANUFACTURERS - 1.1%
   Navistar International Corp.,
   8.00%, 02/01/2008                    125,000         120

AUTO PARTS & EQUIPMENT - 5.6%
   Advanced Stores Co. Inc.,
    10.25%, 04/15/2008                  125,000         108
   American Axle & Manufacturing
    Inc., 9.75%, 03/01/2009             125,000         126
   Federal-Mogul Corp., 7.50%,
    01/15/2009                          125,000         113
   J.L. French Automotive Castings
    Inc., 11.50%, 06/01/2009            125,000         126
   Lear Corp., 8.11%, 05/15/2009 (c)    125,000         118
                                                -----------
                                                        591

BUILDING MATERIALS - 0.4%
   International Utility Structures
    Inc., 10.75%, 02/01/2008             50,000          42

CHEMICALS - 6.4%
   Lyondell Chemical Co.,
    9.875%, 05/01/2007                  125,000         129
   Octel Developments Plc,
    10.00%, 05/01/2006                  125,000         128
   PCI Chemicals Canada Inc.,
    9.25%, 10/15/2007                   125,000          96
   Safety-Kleen Services,
    9.25%, 06/01/2008                   125,000         124
   Sterling Chemicals Inc.,
    12.375%, 07/15/2006                  75,000          77
   United Industries Corp.,
    9.875%, 04/01/2009                  125,000         114
                                                -----------
                                                        668

COMMERCIAL SERVICES - 4.7%
   Avis Rent A Car Inc.,
    11.00%, 05/01/2009                  125,000         132
   Iron Mountain Inc., 8.75%,
    09/30/2009                          125,000         121
   Primark Corp., 9.25%, 12/15/2008     125,000         117
   World Color Press Inc.,
    8.375%, 11/15/2008                  125,000         123
                                                -----------
                                                        493

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COSMETICS & PERSONAL CARE - 1.3%
   French Fragrances Inc., 10.375%,
    05/15/2007                      $   125,000 $       121
   Revlon Consumer Products Corp,
    8.625%, 02/01/2008                   20,000          10
                                                -----------
                                                        131

DIVERSIFIED FINANCIAL SERVICES - 2.4%
   ContiFinancial Corp.
    7.50%, 03/15/2002 (d)                50,000           6
    8.125%, 04/01/2008 (d)               75,000           9
   DVI Inc., 9.875%, 02/01/2004         125,000         123
   High Voltage Engineering Corp,
    10.50%, 08/15/2004                   75,000          66
   Williams Scotsman Inc.,
    9.875%, 06/01/2007                   50,000          48
                                                -----------
                                                        252

ENTERTAINMENT - 1.1%
   Sun International Hotel Ltd.,
    8.625%, 12/15/2007                  125,000         117

ENVIRONMENTAL CONTROL - 1.1%
   Allied Waste North America,
    7.875%, 01/01/2009                  125,000         111

FOOD - 1.6%
   Ameriserve Food Distribution
    Inc., 10.125%, 07/15/2007 (d)       125,000          45
   Premier International Foods Plc,
    12.00%, 09/01/2009 (c)              125,000         125
                                                -----------
                                                        170

FOREST PRODUCTS & PAPER - 1.0%
   Doman Industries Ltd.,
    8.75%, 03/15/2004                   125,000         107

HOLDING COMPANIES-DIVERSIFIED - 1.2%
   P&L Coal Holdings Corp.,
    9.625%, 05/15/2008                  125,000         121

HOME FURNISHINGS - 3.7%
   Home Interiors & Gifts Inc.,
    10.125%, 06/01/2008                 125,000         107
   PillowTex Corp., 9.00%,
    12/15/2007                           75,000          32
   Simmons Co., 10.25%, 03/15/2009      125,000         121
   Windmere-Durable Holdings Inc.,
    10.00%, 07/31/2008                  125,000         123
                                                -----------
                                                        383

HOUSEHOLD PRODUCTS -  0.0%
   Breed Technologies Inc.,
    9.25%, 10/15/2008 (d)               100,000           2

IRON & STEEL - 1.5%
   LTV Corp., 11.75%, 11/15/2009 (c)    150,000         156



                     See notes to the financial statements.

                   SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

LEISURE TIME - 3.9%
   Hollywood Park Inc., 9.25%,      $   125,000 $       124
   Isle of Capri Casinos Inc.,
    8.75%, 04/15/2009                   125,000         115
   Park Place Entertainment Corp.,
    7.875%, 12/15/2005                  125,000         120
   Protection One Alarm Monitoring
    Inc., 8.125%, 01/15/2009 (c)        110,000          53
                                                -----------
                                                        412

LODGING -  1.1%
   HMH Properties , 7.875%,
    08/01/2008                          125,000         112

MANUFACTURING - 7.8%
   Axiohm Transaction Solutions
    Inc., 9.75%, 10/01/2007 (d)         125,000          28
   Blount Inc., 13.00%, 08/01/2009 (c)  125,000         132
   Cabot Safety Corp., 12.50%,
    07/15/2005                          125,000         129
   Foamex LP, 9.875%, 06/15/2007        125,000         105
   Gentek Inc., 11.00%, 08/01/2009 (c)  125,000         130
   Hexcel Corp., 9.75%, 01/15/2009       75,000          63
   Mattress Discounters Corp.,
    12.625%, 07/15/2007                 100,000          98
   Pacifica Paper Inc., 10.00%,
    03/15/2009                          125,000         129
                                                -----------
                                                        814

MEDIA - 10.4%
   Adelphia Communications Corp.,
    9.50%, 02/15/2004                    17,090          17
   Allbritton Communications Co.,
    9.75%, 11/30/2007                   125,000         126
   Century Communications Corp.,
    8.375%, 12/15/2007                  125,000         118
   CSC Holdings Inc., 7.625%,           125,000         116
    07/15/2018                          125,000         116
   Falcon Holding Group LP,
    8.375%, 04/15/2010                  125,000         126
   FrontierVision Holdings LP,
    11.00%, 10/15/2006                  125,000         132
   Insight Midwest LP,
    9.75%, 10/01/2009 (c)               125,000         130
   Sinclair Broadcast Group Inc.,
    9.00%, 07/15/2007                   125,000         117
   Telewest Communications Plc,
    (Step-Up Bond),
     9.25%, 04/15/2009 (b) (c)          125,000          79
   UnitedGlobalCom Inc., (Step-Up
    Bond), 10.75%, 02/15/2008 (b)       200,000         127
                                                -----------
                                                      1,088

METALS & MINING - 0.8%
   AEI Resources Inc.,
    10.50%, 12/15/2005 (c)              125,000          88

OIL & GAS PRODUCERS - 5.2%
   Belco Oil & Gas Corp,
    8.875%, 09/15/2007                  125,000         120
   Canadian Forest Oil Ltd.,
    8.75%, 09/15/2007                   100,000          95
   Clark Refining & Marketing Inc.,
    8.875%, 11/15/2007                  125,000          75

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Devon Energy Corp., 10.25%,
    11/01/2005                       $  125,000 $       136
   Plains Resources Inc.,
    10.25%, 03/15/2006 (c)              125,000         122
                                                -----------
                                                        548

PACKAGING & CONTAINERS - 1.2%
   Delta Beverage Group Inc.,
    9.75%, 12/15/2003                   125,000         123

REAL ESTATE - 1.1%
   Forest City Enterprises Inc.,
    8.50%, 03/15/2008                   125,000         117

RETAIL - 7.2%
   Cole National Group Inc.,
    8.625%, 08/15/2007                  125,000          95
   Duane Reade Inc., 9.25%,
    02/15/2008                          125,000         122
   Finaly Fine Jewelry Corp.,
    8.375%, 05/01/2008                  125,000         115
   Guitar Center Inc., 11.00%,
    07/01/2006                          125,000         124
   Hollinger International
    Publishing Inc.,
    9.25%, 03/15/2007                   125,000         124
   Indesco International Inc.,
    9.75%, 04/15/2008                   125,000          56
   Leslie's Poolmart, 10.375%,
    07/15/2004                          125,000         112
                                                -----------
                                                        748

TELECOMMUNICATIONS - 10.6%
   AT&T Canada Inc., (Step-Up Bond),
    9.95%, 06/15/2008 (b)               200,000         157
   Centennial Cellular Corp.,
    10.75%, 12/15/2008                  125,000         134
   Energis Plc, 9.75%, 06/15/2009       125,000         131
   Intermedia Communications Inc.,
    8.50%, 01/15/2008                   125,000         115
   Jordan Telecommunications
    Products Inc.,
    (Step-Up Bond), 11.75%,
    08/01/2007                          150,000         159
   Nextel Communications Inc.,
    (Step-Up Bond), 9.75%,
    10/31/2007 (b)                      200,000         143
   NTL Inc., (Step-Up Bond),
    11.50%, 02/01/2006 (b)              150,000         136
   Orange Plc, 9.00%, 06/01/2009        125,000         132
                                                -----------
                                                      1,107

TOBACCO - 0.9%
   North Atlantic Trading Co.,
    11.00%, 06/15/2004                  100,000          91

TRANSPORTATION - 2.5%
   Atlantic Express Transportation
    Corp., 10.75%, 02/01/2004           100,000          97
   Enterprises Shipholding Corp.,
    8.875%, 05/01/2008                  125,000          75
   Holt Group, 9.75%, 01/15/2006        125,000          84
                                                -----------
                                                        256
                                                -----------

     Total Corporate Bonds
       (cost $10,502)                                 9,517
                                                -----------

                     See notes to the financial statements.

                   SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 9.0%

MONEY MARKET FUND - 0.0%
   Dreyfus Cash Management Plus,
    5.53% (a)                               903 $         1

REPURCHASE AGREEMENT - 9.0%
   Repurchase agreement with State
   Street
    Bank, 3.00% (Collateralized by
    $790,000 U. S. Treasury Bond,
    8.50%, due 02/15/2020, market
    value $959,850), acquired on
    12/31/1999, due 01/03/2000       $  939,000         939
                                                 -----------

     Total Short Term Investments
       (cost $940)                                      940
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $11,442)                               $    10,457
                                                ===========

--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.
(b) Denoted deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(c)  144a security.  Certain  conditions for public sale may exist.
(d)  Bond in default.


Based on the cost of investments of $11,442 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $124, the gross unrealized depreciation was $1,109 and the net unrealized depreciation on investments was $985.


                     See notes to the financial statements.

[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

                                  SALOMON BROTHERS/JNL U.S. GOVERNMENT &
                                     QUALITY BOND SERIES
                                  SALOMON BROTHERS ASSET MANAGEMENT INC
                                  ROGER LAVAN

OBJECTIVE:

Salomon Brothers/JNL U.S. Government & Quality Bond Series seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

MONEY MANAGER COMMENTARY:

For the one-year period ending December 31, 1999, the Series returned -2.50%, versus the Salomon Brothers Treasury Index which returned -2.45%. The Series slightly underperformed its benchmark for the year due to a longer duration and a heavier weighting in mortgages over the fourth quarter compared to its benchmark.

The investment grade bond market started off 1999 benefiting from stable Treasury rates, declining volatility and a reduction in liquidity premiums. Performance for high yield bonds and emerging market debt had a stellar start, as the financial markets shrugged off Brazil's currency problems. As the year progressed, however, the bond market encountered problems. As interest rates rose throughout the year, most fixed income classes posted negative returns. Mortgage rates climbed to near 8% and 30 year Treasuries had their worst year ever. Fears of an overheating economy coupled with mounting investor fear of inflation and Y2K concerns conspired against the fixed income sector. The mounting inflation concerns forced a proactive Federal Reserve to raise the federal funds rate three times during the year from 4.75% to 5.50%, taking back all three of its cuts from the prior year.

In our judgement, the challenge remains for Fed policymakers to slow the economy to a more sustainable pace of growth. We believe there is a case for another 50 basis points of Fed tightening over the first part of 2000 given a continued tight labor market, which could prove inflationary. This tightening will likely do more to flatten the yield curve than move the overall bond market to higher levels. But if the Fed is successful in offsetting rising inflation, then long-term interest rates should start to fall before year-end 2000 and into 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
AND THE SALOMON BROTHERS TREASURY INDEX

[LINE GRAPH]

                                                                 SALOMON BROTHERS/JNL U.S.
                                                              GOVERNMENT & QUALITY BOND SERIES   SALOMON BROTHERS TREASURY INDEX
                                                              --------------------------------   -------------------------------
5/15/1995                                                                  10000                              10000
6/30                                                                       10140                              10277
9/30                                                                       10270                              10449
12/31/1995                                                                 10694                              10934
3/31                                                                       10466                              10691
6/30                                                                       10507                              10737
9/30                                                                       10694                              10916
12/31/1996                                                                 10969                              11232
3/31                                                                       10905                              11142
6/30                                                                       11228                              11522
9/30                                                                       11604                              11911
12/31/1997                                                                 11974                              12249
3/31                                                                       12153                              12435
6/30                                                                       12422                              12764
9/30                                                                       13150                              13494
12/31/1998                                                                 13099                              13475
3/31                                                                       12970                              13267
6/30                                                                       12759                              13145
9/30                                                                       12864                              13239
12/31/1999                                                                 12772                              13145

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -2.50%
                       Since inception*........                            5.42%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

                                               See   notes   to  the   financial
statements.

                                                                144
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)

Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $145,514)                  $     141,007
Receivables:
  Interest                                             772
  Fund shares sold                                      45
  Investment securities sold                            22
                                             ---------------
TOTAL ASSETS                                       141,846
                                             ---------------

LIABILITIES
Payables:
  Advisory fees                                         65
  Administrative fees                                    9
  Fund shares redeemed                                 156
  Investment securities purchased                    35,268
Other liabilities                                       19
                                             ---------------
TOTAL LIABILITIES                                   35,517
                                             ---------------

NET ASSETS                                   $     106,329
                                             ===============

NET ASSETS CONSIST OF:
Paid-in capital                              $     112,139
Undistributed net investment income                     74
Accumulated net realized loss on                    (1,377)
investments
Net unrealized depreciation on investments          (4,507)
                                             ---------------
                                             $     106,329
                                             ===============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                       10,266
                                              ==============

NET ASSET VALUE PER SHARE                     $      10.36
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Interest                                    $      5,693
  Security lending income                               66
                                              --------------
TOTAL INVESTMENT INCOME                              5,759
                                              --------------

EXPENSES
  Advisory fees                                        646
  Administrative fees                                   92
                                              --------------
TOTAL EXPENSES                                          738
                                              --------------
NET INVESTMENT INCOME                                 5,021
                                              --------------

REALIZED AND UNREALIZED LOSSES
Net realized loss on investments                    (1,298)
Net change in unrealized depreciation
  on investments                                    (5,840)
                                              --------------
NET REALIZED AND UNREALIZED LOSSES                  (7,138)
                                              --------------

NET DECREASE IN NET ASSETS
  FROM OPERATIONS                             $     (2,117)
                                              ==============

                     See notes to the financial statements.

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

Statements of Changes in Net Assets
(in thousands)

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment income ........................................................                  $       5,021   $       2,191
  Net realized gain (loss) on investments ......................................                         (1,298)            773
  Net change in unrealized appreciation (depreciation) on investments ..........                         (5,840)            644
                                                                                                  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................                         (2,117)          3,608
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                         (5,026)         (2,196)
  From net realized gains on investment transactions ...........................                            (24)           (772)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                                      (5,050)         (2,968)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         84,784          51,208
  Reinvestment of distributions ................................................                          5,050           2,968
  Cost of shares redeemed ......................................................                        (40,123)        (16,420)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         49,711          37,756
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         42,544          38,396

NET ASSETS BEGINNING OF PERIOD .................................................                         63,785          25,389
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $     106,329   $      63,785
                                                                                                  ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                  $          74   $          --
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                          7,726           4,533
     Reinvestment of distributions .............................................                            487             266
     Shares redeemed ...........................................................                         (3,668)         (1,452)
                                                                                                  --------------  --------------
     Net increase ..............................................................                          4,545           3,347
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $     121,554   $      94,957
     Proceeds from sales of securities .........................................                        100,473          63,672

     Purchases of U.S. Government obligations ..................................                        120,204          93,806
     Proceeds from sales of U.S. Government obligations ........................                        100,473          63,359


                     See notes to the financial statements.

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

Financial Highlights


                                                                                                       PERIOD FROM     PERIOD FROM
                                                                                                         APRIL 1,        MAY 15,
                                                                                                         1996 TO        1995* TO
                                                                  YEAR ENDED DECEMBER 31,              DECEMBER 31,     MARCH 31,
                                                            1999            1998            1997           1996           1996
                                                       --------------- --------------- ------------------------------ --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...............   $    11.15      $     10.69     $     10.20     $    10.09     $     10.00
                                                       --------------- --------------- --------------- -------------- --------------
INCOME FROM OPERATIONS:
  Net investment income ............................         0.51             0.41            0.44           0.24            0.45
  Net realized and unrealized gains (losses) on
  investments ......................................        (0.79)            0.60            0.49           0.24            0.02
                                                       --------------- --------------- --------------- -------------- --------------
  Total income (loss) from operations ..............        (0.28)            1.01            0.93           0.48            0.47
                                                       --------------- --------------- --------------- -------------- --------------

LESS DISTRIBUTIONS:
  From net investment income .......................        (0.51)           (0.41)          (0.42)         (0.34)          (0.34)
  From net realized gains on investment transactions           --            (0.14)          (0.02)         (0.03)          (0.04
                                                       --------------- --------------- --------------- -------------- --------------
  Total distributions ..............................        (0.51)           (0.55)          (0.44)         (0.37)          (0.38)
                                                       --------------- --------------- --------------- -------------- --------------
  Net increase (decrease)                                   (0.79)            0.46            0.49           0.11            0.09
                                                       --------------- --------------- --------------- -------------- --------------

NET ASSET VALUE, END OF PERIOD .....................   $    10.36        $   11.15       $   10.69      $   10.20       $   10.09
                                                       =============== =============== =============== ============== ==============

TOTAL RETURN (A) ...................................        (2.50)%           9.40%           9.16%          4.82%           4.65%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .........   $  106,329        $  63,785       $  25,389      $   9,832       $   3,007
  Ratio of expenses to average net assets (b) ......         0.80%            1.28%           0.94%          0.84%           0.84%
  Ratio of net investment income to average net
  assets (b) .......................................         5.45%            5.33%           5.99%          5.72%           5.41%
  Portfolio turnover ...............................       122.72%          429.70%         378.59%        218.50%         253.37%


RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR FEES PAID INDIRECTLY:
  Ratio of expenses to average net assets (b) ......          n/a             1.29%           1.05%          1.37%           2.53%
  Ratio of net investment income to average net
  assets (b) .......................................          n/a             5.32%           5.88%          5.19%           3.72%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the years ended December 31, 1998 and 1997, the ratio of expenses to average net assets excluding non-operating expenses was 0.85% for each year.

                     See notes to the financial statements.

           SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

CORPORATE BONDS - 1.3%

DIVERSIFIED FINANCIAL SERVICES - 1.3%
   Sallie Mae, 7.50%, 03/08/2000    $   400,000 $       401
   Green Tree Financial Corp.,
    7.07%, 03/08/2000                 1,408,766       1,388
                                                -----------

     Total Corporate Bonds
       (cost $1,751)                                  1,789
                                                -----------

U.S. GOVERNMENT SECURITIES - 69.5%

U.S. GOVERNMENT AGENCIES - 40.6%
   Federal Home Loan Bank
    5.94%, 06/13/2000                   300,000         299
    5.80%, 09/02/2000 (b)             3,500,000       3,226
   Federal Home Loan Mortgage Corp.
    6.00%, 09/01/2010                     2,823           3
    7.00%, 07/01/2011                    72,179          72
    6.50%, 08/01/2013                   410,632         400
    8.25%, 04/01/2017                   157,205         160
    10.50%, 06/01/2020                  429,807         466
    8.00%, 07/01/2020                   622,036         633
    10.00%, 09/01/2020                  862,859         929
    8.50%, 03/15/2024 (b)             1,750,000       1,826
    6.00%, 11/01/2028 (b)             4,296,325       3,948
    6.50%, TBA (a)                    9,000,000       8,488
   Federal National Mortgage
   Association
    14.50%, 11/15/2014                    3,393           4
    12.50%, 09/20/2015                   12,069          14
    13.00%, 11/15/2015                    9,742          11
    12.00%, 01/01/2016                  322,542         360
    12.00%, 01/15/2016                   11,100          13
    12.50%, 01/15/2016                  171,138         196
    11.50%, 09/01/2019                    3,311           4
    10.50%, 08/01/2020                   68,109          74
    6.247%, 03/17/2021                  860,000         803
    6.50%, 03/01/2026                   284,506         272
    7.00%, 05/01/2026                   204,937         200
    9.00%, 08/01/2026                   199,744         207
    7.00%, 11/01/2028                   503,787         490
    7.00%, 12/01/2028                   121,300         118
    7.00%, 12/01/2028                   112,956         110
    6.65%, 12/28/2028 (b)             1,564,536       1,497
    7.00%, 03/01/2029                   436,620         423
    7.00%, 03/01/2029                   590,245         573
    6.50%, 04/01/2029                 1,931,557       1,823
    6.50%, 04/01/2029 (b)             2,458,989       2,319
    6.527%, 05/25/2030 (b)            2,250,000       2,085
    6.00%, TBA (a)                    3,920,000       3,587
    6.50%, TBA (a)                   17,950,000      16,912
    7.00%, TBA (a)                    2,500,000       2,415
    7.50%, TBA (a)                    2,000,000       1,976

                                   SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Government National Mortgage
   Association
    13.50%, 07/15/2010              $   147,941 $       168
    8.50%, 01/15/2018                   158,975         163
                                                -----------
                                                     57,267

U.S. TREASURY SECURITIES - 28.9%
   U.S. Treasury Bonds
    6.625%, 02/15/2027 (b)            2,350,000       2,329
    6.375%, 08/15/2027                1,000,000         960
    5.25%, 11/15/2028 (b)             2,000,000       1,648
    5.25%, 02/15/2029 (b)             2,000,000       1,656
   U.S. Treasury Notes
    5.25%, 05/31/2001                 1,000,000         987
    4.75%, 02/15/2004                 1,500,000       1,414
    5.25%, 05/15/2004 (b)             8,500,000       8,139
    5.875%, 11/15/2004 (b)            5,000,000       4,900
    4.75%, 11/15/2008 (b)            10,300,000       9,086
    6.00%, 08/15/2009 (b)            10,000,000       9,688
                                                -----------
                                                     40,807
                                                -----------

     Total U.S. Government
     Securities
      (cost $102,619)                                98,074
                                                -----------

SHORT TERM INVESTMENTS - 29.2%

COMMERCIAL PAPER - 28.6%
   Consolidated Coal Co.,
    6.52%,  01/19/2000 (b)            7,000,000       6,977
   GATX Capital Corp.,
    6.47%, 01/19/2000 (b)             6,500,000       6,479
   Litton Industries Inc.,
    6.47%, 01/19/2000 (b)             6,651,000       6,629
   Tennessee Gas Pipeline Co.,
    6.40%, 01/19/2000 (b)             7,000,000       6,978
   Tyco International Group SA,
    6.52%, 01/19/2000                 7,000,000       6,977
   USEC Inc., 6.52%, 01/19/2000       6,234,000       6,214
                                                -----------
                                                     13,191

REPURCHASE AGREEMENT - 0.6%
   Repurchase agreement with
    Salomon Brothers, 3.00%
    (Collateralized by $750,000
    U.S. Treasury Bond,
    8.50%, due 02/15/2020, market
    value $911,250) acquired on
    12/31/99, due 01/03/2000            890,000         890
                                                -----------

     Total Short Term Investments
       (cost $41,144)                                41,144
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $145,514)                              $   141,007
                                                ===========

--------------------------------------------------------------------------------
(a)  Investment purchased on a when-issued basis.
(b) Security pledged as collateral for investment purchased on a when-issued basis.

Based on the cost of investments of $145,653 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $143, the gross unrealized depreciation was $4,789 and the net unrealized depreciation on investments was $4,646.

                     See notes to the financial statements.

                         T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                         T. ROWE PRICE ASSOCIATES, INC.
[T. ROWE PRICE LOGO]     ROBERT W. SMITH

OBJECTIVE:

T. Rowe Price/JNL Established Growth Series seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

MONEY MANAGER COMMENTARY:

Last year was a fitting conclusion to the decade, the century, and the millennium. The bull market stormed into the future, propelled by the narrow but powerful rally in technology stocks. Internet stocks in particular were the source of much of the market's strength. This explosive performance spread through international markets as well, driving a relatively small number of stocks to valuation levels not seen in years.

The Series returned 21.77% for the year, just ahead of the S&P 500 Index but behind the Lipper VA Growth Funds Average. Virtually all fund performance over the past 12 months can be attributed to our technology holdings. We entered the year underweighted in this sector, which hurt our early results. Subsequently, we shifted toward a more aggressive approach vis-a-vis the group and regained lost ground versus the S&P 500. However, we did not consider it prudent to focus too heavily on technology shares in order to keep up with some exceptionally aggressive members of our Lipper peer group.

America Online, Cisco Systems, Microsoft, Maxim Integrated Products, and Nextel all made positive contributions. In other areas, we benefited from large positions in Citigroup, GE, and Wal-Mart. Performance was hurt by a few companies, such as Waste Management and Network Associates, whose fundamentals failed to meet expectations, and by the decline of large holdings like Freddie Mac and Safeway, solid enterprises that were sadly untouched by the Internet euphoria. We maintained and added to these positions, since we are sanguine about their prospects.

We expect technology spending to remain strong, but as the year progresses, we expect the U.S. economy to cool a bit and traditional businesses to compete more effectively with new Internet competitors. We don't think the speculative exuberance over the Internet can continue indefinitely, and any slackening in this area should help the Series relative to more aggressive funds as the risks associated with high-flying stocks with no earnings foundation become more apparent in 2000. We believe this would be a healthy development.

As always, we will continue to work diligently on your behalf in our search for attractive investments, both here and abroad.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                               T. ROWE PRICE/JNL ESTABLISHED
                                                                       GROWTH SERIES                      S&P 500 INDEX
                                                               -----------------------------              -------------
5/15/1995                                                                  10000                              10000
6/30                                                                       10760                              10356
9/30                                                                       11720                              11179
12/31/1995                                                                 12146                              11851
3/31                                                                       12823                              12487
6/30                                                                       13376                              13046
9/30                                                                       14019                              13448
12/31/1996                                                                 14890                              14568
3/31                                                                       14949                              14958
6/30                                                                       17510                              17567
9/30                                                                       18731                              18882
12/31/1997                                                                 19277                              19424
3/31                                                                       22227                              22134
6/30                                                                       22597                              22863
9/30                                                                       19968                              20593
12/31/1998                                                                 24633                              24975
3/31                                                                       25188                              26220
6/30                                                                       26713                              28068
9/30                                                                       25162                              26315
12/31/1999                                                                 29995                              30231

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           21.77%
                       Since inception*........                           26.74%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $273,754)                  $      350,962
Foreign currency                                          2
Receivables:
  Dividends and interest                                255
  Foreign taxes recoverable                               4
  Fund shares sold                                       50
  Investment securities sold                            880
                                             ---------------
TOTAL ASSETS                                        352,153
                                             ---------------

LIABILITIES
Payables:
  Advisory fees                                          234
  Administrative fees                                    28
  Fund shares redeemed                                  157
  Investment securities purchased                       396
                                             ---------------
TOTAL LIABILITIES                                       815
                                             ---------------

NET ASSETS                                   $      351,338
                                             ===============

NET ASSETS CONSIST OF:
Paid-in capital                              $      265,025
Undistributed net investment income                      46
Accumulated net realized gain on
 investments and foreign currency
 related items                                        9,059
Net unrealized appreciation on investments           77,208
                                             ===============
                                             $      351,338
                                             ===============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        16,191
                                              ==============

NET ASSET VALUE PER SHARE                     $       21.70
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                  $        2,332
  Interest                                              647
  Security lending income                                30
  Foreign taxes withheld                                (47)
                                             ---------------
TOTAL INVESTMENT INCOME                               2,962
                                             ---------------

EXPENSES
  Advisory fees                                       2,242
  Administrative fees                                   271
                                             ---------------
TOTAL EXPENSES                                        2,513
                                             ---------------
NET INVESTMENT INCOME                                   449
                                             ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain on:
  Investments                                        27,184
  Foreign currency related items                         14
Net change in unrealized appreciation
(depreciation) on:
  Investments                                        31,750
  Foreign currency related items                         (1)
                                             ---------------
NET REALIZED AND UNREALIZED GAINS                    58,947
                                             ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS   $       59,396
                                             ===============


                     See notes to the financial statements.

T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

Statements of Changes in Net Assets
(in thousands)


                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment income ........................................................                  $         449   $         640
  Net realized gain (loss) on:
    Investments ................................................................                         27,184          12,648
    Foreign currency related items .............................................                             14             (78)
  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................                         31,750          27,869
    Foreign currency related items .............................................                             (1)              1
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         59,396          41,080
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (421)           (627)
  From net realized gains on investment transactions ...........................                        (22,355)         (9,130)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                                     (22,776)         (9,757)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        123,172          88,066
  Reinvestment of distributions ................................................                         22,776           9,757
  Cost of shares redeemed ......................................................                        (47,829)        (36,569)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         98,119          61,254
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                        134,739          92,577

NET ASSETS BEGINNING OF PERIOD .................................................                        216,599         124,022
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $     351,338   $     216,599
                                                                                                  ==============  ==============

UNDISTRIBUTED (ACCUMULATED) NET INVESTMENT INCOME (LOSS) .......................                  $          46   $          (7)
                                                                                                  ==============  ==============

   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                          6,147           5,041
     Reinvestment of distributions .............................................                          1,053             512
     Shares redeemed ...........................................................                         (2,374)         (2,126)
                                                                                                  --------------  --------------
     Net increase ..............................................................                          4,826           3,427
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $      235,082  $      136,154
     Proceeds from sales of securities .........................................                         159,357          88,014

                     See notes to the financial statements.

T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

Financial Highlights


                                                                                                       PERIOD FROM     PERIOD FROM
                                                                                                         APRIL 1,        MAY 15,
                                                                                                         1996 TO         1995* TO
                                                                  YEAR ENDED DECEMBER 31,              DECEMBER 31,     MARCH 31,
                                                            1999            1998            1997           1996            1996
                                                       --------------- --------------- ------------------------------ --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ................. $    19.06         $  15.62        $  12.56       $  11.36        $  10.00
                                                       --------------- --------------- --------------- -------------- --------------
INCOME FROM OPERATIONS:
  Net investment income ..............................       0.03             0.05            0.06           0.03            0.07
  Net realized and unrealized gains on investments
   and foreign currency related items ................       4.12             4.29           3.64           1.81            2.68
                                                       --------------- --------------- --------------- -------------- --------------
  Total income from operations .......................       4.15             4.34           3.70           1.84            2.75
                                                       --------------- --------------- --------------- -------------- --------------

LESS DISTRIBUTIONS:
  From net investment income .........................      (0.03)           (0.06)          (0.03)         (0.04)          (0.06)
  From net realized gains on investment transactions .      (1.48)           (0.84)          (0.61)         (0.09)          (1.33)
  Return of capital ..................................         --               --              --          (0.51)             --
                                                       --------------- --------------- --------------- -------------- --------------
  Total distributions ................................      (1.51)           (0.90)          (0.64)         (0.64)          (1.39)
                                                       --------------- --------------- --------------- -------------- --------------
  Net increase .......................................       2.64             3.44            3.06           1.20            1.36
                                                       --------------- --------------- --------------- -------------- --------------

NET ASSET VALUE, END OF PERIOD ....................... $    21.70      $     19.06     $     15.62       $  12.56        $  11.36
                                                       =============== =============== =============== ============== ==============

TOTAL RETURN (A) .....................................      21.77%           27.78%          29.47%         16.12%          28.23%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ........... $  351,338      $   216,599     $   124,022       $ 32,291        $  8,772
  Ratio of expenses to average net assets (b) ........       0.93%            0.95%           0.98%          1.00%           1.00%
  Ratio of net investment income to average net
  assets (b) .........................................       0.16%            0.38%           0.43%           0.59%          0.75%
  Portfolio turnover .................................      61.45%           54.93%          47.06%          36.41%        101.13%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR FEES PAID INDIRECTLY:
  Ratio of expenses to average net assets (b) ........        n/a             0.95%           0.98%          1.11%           2.09%
  Ratio of net investment income (loss) to average
   net assets (b) ....................................        n/a             0.38%           0.43%          0.48%         (0.34)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 97.0%

ADVERTISING - 1.2%
   Omnicom Group Inc.                    42,200 $     4,220

AEROSPACE & DEFENSE - 0.5%
   Honeywell International Inc.          31,200       1,800

APPAREL - 0.4%
   NIKE Inc.                             25,900       1,284

BANKS - 3.9%
   Bank of America Corp.                 29,049       1,458
   Bank of New York Co. Inc.             78,400       3,136
   Firstar Corp.                        150,800       3,186
   HSBC Holdings Plc                     63,000         883
   Mellon Financial Corp.                51,200       1,744
   Wells Fargo Co.                       79,200       3,203
                                                -----------
                                                     13,610

BEVERAGES - 0.6%
   PepsiCo Inc.                          61,800       2,178

BIOTECHNOLOGY - 1.3%
   Amgen Inc. (a)                        29,800       1,790
   Genentech Inc. (a)                    18,300       2,461
   PE Corp.-PE Biosystems Group           2,800         337
                                                -----------
                                                      4,588

BUILDING MATERIALS - 0.5%
   Masco Corp.                           66,300       1,682

COMMERCIAL SERVICES - 0.8%
   Randstad Holdings NV                  35,300       1,691
   Rentokil Initial Plc                 310,300       1,129
                                                -----------
                                                      2,820

COMPUTERS - 6.8%
   3Com Corp. (a)                        49,100       2,307
   Ceridian Corp. (a)                    75,000       1,617
   Cisco Systems Inc. (a)                64,100       6,867
   Dell Computer Corp. (a)               97,800       4,988
   Fujitsu Ltd.                          41,000       1,867
   Getronics NV                           9,068         720
   Hewlett-Packard Co.                   29,200       3,327
   Sun Microsystems Inc. (a)             26,800       2,075
                                                -----------
                                                     23,768

COSMETICS & PERSONAL CARE - 1.0%
   Colgate-Palmolive Co.                 18,400       1,196
   Gillette Co.                          12,300         507
   Kimberly-Clark Corp.                  24,400       1,592
                                                -----------
                                                      3,295

DIVERSIFIED FINANCIAL SERVICES - 7.7%
   American Express Co.                   3,000         499
   Associates First Capital Corp.        67,100       1,841
   Capital One Financial Corp.           52,700       2,540
   Citigroup Inc.                       150,475       8,361

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Fannie Mae                            53,800 $     3,359
   Freddie Mac                          173,200       8,151
   Morgan Stanley Dean Witter & Co.      16,800       2,398
                                                -----------
                                                     27,149

ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
   Kyocera Corp.                          7,000       1,812

ELECTRONICS - 3.8%
   Epcos AG (a)                          11,900         889
   Flextronics International Ltd. (a)    59,700       2,746
   Koninkijke Philips Electronics NV     23,300       3,153
   Maxim Integrated Products Inc. (a)    72,000       3,397
   Solectron Corp. (a)                   34,100       3,244
                                                -----------
                                                     13,429

ENTERTAINMENT - 0.4%
   Mirage Resorts Inc. (a)               92,000       1,409

FOOD - 2.2%
   Compass Group Plc                    130,700       1,791
   Kroger Co. (a)                       110,700       2,089
   Safeway Inc. (a)                     111,300       3,958
                                                -----------
                                                      7,838

HEALTHCARE - 2.5%
   Baxter International Inc.             38,800       2,437
   United Healthcare Corp.               49,600       2,635
   Wellpoint Health Networks Inc.(a)     57,400       3,785
                                                -----------
                                                      8,857

HOLDING COMPANIES - DIVERSIFIED -
2.0%
   Berkshire Hathaway Inc. - Class
    A (a)                                    37       2,076
   Hutchison Whampoa Ltd.               275,100       3,999
   Tomkins Plc                          250,340         807
                                                -----------
                                                      6,882

HOME FURNISHINGS - 0.3%
   SONY Corp.                             4,000       1,184

INSURANCE - 2.4%
   ACE Ltd.                             132,000       2,203
   AMBAC Financial Group Inc. (a)        11,700         611
   Fairfax Financial Holdings Ltd. (a)    4,100         694
   Hartford Financial Services           30,500       1,445
   Group Inc.
   Mutual Risk Management Ltd.           54,100         910
   PartnerRe Ltd.                        33,300       1,080
   UnumProvident Corp.                   26,900         862
   XL Capital Ltd.                       10,600         550
                                                -----------
                                                      8,355

LODGING - 0.3%
   Starwood Hotels & Resorts
   Worldwide Inc.                        43,900       1,032

MACHINERY - 1.3%
   Mannesman AG                          19,100       4,585

MANUFACTURING - 6.9%
   Corning Inc.                          38,900       5,015
   Danaher Corp.                         38,400       1,853

                     See notes to the financial statements.

                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   General Electric Co.                  48,800 $     7,552
   Teleflex Inc.                         38,000       1,190
   Tyco International Ltd.              190,724       7,414
   Waters Corp. (a)                      24,300       1,288
                                                -----------
                                                     24,312

MEDIA - 7.6%
   AMFM Inc. (a)                          8,000         626
   AT&T - Liberty Media Group -
    Class A                              57,100       3,240
   CBS Corp. (a)                         61,700       3,945
   Charter Communications Inc. (a)       37,500         820
   Clear Channel Communications
    Inc. (a)                             28,500       2,544
   Comcast Corp.                         46,500       2,351
   Fox Entertainment Group Inc. (a)      35,000         873
   Infinity Broadcasting Corp. (a)       59,400       2,150
   MediaOne Group Inc. (a)               49,900       3,833
   Time Warner Inc.                      24,100       1,746
   Tribune Co.                           26,300       1,448
   VNU NV                                46,100       2,411
   Walt Disney Co.                       10,600         310
   Wolters Kluwer NV                     12,600         424
                                                -----------
                                                     26,721

OFFICE & BUSINESS EQUIPMENT - 0.4%
   Lexmark International Group Inc.(a)   15,400       1,394

OIL & GAS PRODUCERS - 3.3%
   Baker Hughes Inc.                     79,700       1,679
   Chevron Corp.                         22,400       1,940
   Exxon Mobil Corp.                     49,607       3,996
   Royal Dutch Petroleum Co. - NY
    Shares                               66,800       4,037
                                                -----------
                                                     11,652

PHARMACEUTICALS - 6.5%
   American Home Products Corp.          55,900       2,205
   Bristol-Myers Squibb Co.              59,800       3,838
   Eli Lilly & Co.                       31,300       2,081
   Johnson & Johnson                     22,900       2,133
   Merck & Co. Inc.                      40,800       2,736
   Pfizer Inc.                           90,300       2,929
   Schering-Plough Corp.                 61,500       2,594
   Warner-Lambert Co.                    51,500       4,220
                                                -----------
                                                     22,736

REAL ESTATE - 0.4%
   Crescent Real Estate Equities
    Co.                                  38,100         700
   Security Capital U.S. Realty -
    ADR (a)                              39,000         548
                                                -----------
                                                      1,248

RETAIL - 5.7%
   Cifra SA - ADR (a)                    35,400         709
   CVS Corp.                             63,172       2,523
   Dayton Hudson Corp.                   31,600       2,321
   Home Depot Inc.                       73,650       5,050
   Koninklijke Ahold NV                  33,500         987
   McDonald's Corp.                      28,900       1,165
   Staples Inc. (a)                      58,900       1,222
   Wal-Mart Stores Inc.                  86,200       5,959
                                                -----------
                                                     19,936

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SEMICONDUCTORS - 3.8%
   Altera Corp. (a)                      52,000 $     2,577
   Applied Materials Inc. (a)            25,500       3,231
   Intel Corp.                           55,700       4,585
   Texas Instruments Inc.                31,600       3,061
                                                -----------
                                                     13,454

SOFTWARE - 12.5%
   America Online Inc. (a)               59,600       4,496
   Automatic Data Processing Inc.        57,100       3,076
   BMC Software Inc. (a)                 50,100       4,005
   Citrix Systems Inc. (a)               13,200       1,624
   CMGI Inc. (a)                          1,900         526
   Computer Associates
    International Inc.                   59,800       4,182
   First Data Corp.                      52,500       2,589
   IMS Health Inc.                       41,900       1,139
   Microsoft Corp. (a)                  102,300      11,944
   Oracle Corp. (a)                      38,900       4,359
   Parametric Technology Corp. (a)       73,600       1,992
   Veritas Software Corp. (a)            14,250       2,040
   Yahoo Inc. (a)                         4,300       1,861
                                                -----------
                                                     43,833

TELECOMMUNICATIONS - 9.0%
   General Instrument Corp. (a)          10,700         910
   JDS Uniphase Corp. (a)                11,000       1,774
   Lucent Technologies Inc.              53,505       4,003
   MCI WorldCom Inc. (a)                104,027       5,520
   Nextel Communications Inc. (a)        26,000       2,681
   Nippon Telegraph & Telephone
    Corp.                                    65       1,111
   Nokia Oyj - ADR                       11,100       2,109
   SBC Communications Inc.               21,500       1,048
   Sprint Corp. (FON Group)              37,700       2,538
   Telecom Italia Mobile SpA            777,200       3,685
   Telecom Italia SpA                   111,600       1,566
   Telecomunicacoes Brasileiras SA
    - ADR                                23,100       2,968
   Vodafone AirTouch Plc - ADR           33,500       1,658
                                                -----------
                                                     31,571

TOBACCO - 0.5%
   Philip Morris Cos. Inc.               76,600       1,776
                                                -----------
     Total Common Stocks
       (cost $263,202)                              340,410
                                                -----------

SHORT TERM INVESTMENTS - 3.0%

MONEY MARKET FUNDS - 3.0%
   Dreyfus Cash Management Plus,
    5.53% (b)                         3,510,966       3,511
   T. Rowe Price Reserves
   Investment Fund,
    6.07% (b)                          7,040,887      7,041
                                                ------------

     Total Short Term Investments
       (cost $10,552)                                10,552
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $273,754)                              $   350,962
                                                ===========

                     See notes to the financial statements.

                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.

Based on the cost of investments of $274,327 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $92,732, the gross unrealized depreciation was $16,097 and the net unrealized appreciation on investments was $76,635.


SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 1999:

                                      % OF INVESTMENT      MARKET VALUE
  COUNTRY                                SECURITIES           (000'S)
-------------------------------------------------------- ------------------
  Bermuda                                          0.4%  $          1,459
  Brazil                                           0.8%             2,968
  Canada                                           0.2%               694
  Finland                                          0.6%             2,109
  Germany                                          1.6%             5,474
  Hong Kong                                        1.1%             3,999
  Italy                                            1.5%             5,251
  Japan                                            1.7%             5,974
  Netherlands                                      3.8%            13,424
  United Kingdom                                   1.8%             6,268
  United States                                   86.5%           303,342
                                     ------------------- ------------------
    TOTAL                                        100.0%  $        350,962
                                     =================== ==================


                     See notes to the financial statements.

                       T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                       ROWE PRICE-FLEMING INTERNATIONAL, INC.
[T. ROWE PRICE LOGO]   INVESTMENT ADVISORY COMMITTEE

OBJECTIVE:

T. Rowe Price/JNL International Equity Investment Series seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

MONEY MANAGER COMMENTARY:

The excitement driving U.S. technology, telecom and Internet stocks raced through all international regions in the fourth quarter, pushing the MSCI E.A.FE. benchmark up 17%. Latin America - not in the MSCI E.A.FE. benchmark - was the strongest region, up 33%. Performances of other regions were in a tight band with the Pacific ex-Japan ahead 19%, Europe up 17%, and Japan 16% higher. The overriding factor propelling markets was enthusiasm for "new economy" stocks: telecom and Internet-related companies and their suppliers.

The portfolio returned 32.11%, markedly outperforming the 25.27% return of the MSCI E.A.FE. benchmark. Country weighting relative to the benchmark was broadly neutral for the full year. Our underweight position in Japan subtracted considerable value, while an overweight position in Latin America added significant value. Also, underweight positions in the weaker UK and German markets were positive contributors. The sector which added the most value was overweighting electronic components. Overweighting the consumer electronics sector and underweighting utilities and insurance were also positive.

At the end of December, Europe, including the UK, accounted for about 60% of the Series compared to just over 70% a year ago. We are now underweight the region, but continue to favor the Continent relative to the UK. Japan rose from nearly 17% of the Series last year to roughly 23%, below the benchmark at 27%. Somewhat over 9% was invested elsewhere in the Pacific, up from 5% last year and now above the 6% benchmark allocation, reflecting our increased optimism as the Asian crisis passed. In Latin America, we retained our major holdings, but eliminated smaller stocks, maintaining approximately 4% in the region, the same as a year ago.

We expect stronger economic growth in Europe. In Japan, declining domestic demand and capital expenditures together with the potential for a strong yen are liable to keep the economy weak. Elsewhere in Asia, economic recovery is well under way and we expect it to continue. We remain cautiously optimistic about Latin America. Although we believe the valuations of some "new economy" stocks in international regions have become excessive, we are enthusiastic about the growth potential of well-managed telecom, Internet-related and technology businesses. Fortified by a year of improvement, international economies are poised for better growth with moderate inflation in 2000. We believe that greater-than-expected progress in restructuring and reform during 1999, as well as more mergers and acquisitions than anticipated, have enhanced the earning potential of international companies and have paved the way for international stock markets to rise in the year ahead.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
AND THE MSCI E.A.FE. INDEX

[LINE GRAPH]

                                                              T. ROWE PRICE/JNL INTERNATIONAL
                                                                  EQUITY INVESTMENT SERIES              MSCI E.A.FE. INDEX
                                                              -------------------------------           ------------------
5/15/1995                                                                  10000                              10000
                                                                            9950                               9810
                                                                           10430                              10178
12/31/1995                                                                 10720                              10548
                                                                           11250                              10811
                                                                           11630                              10940
                                                                           11710                              10882
12/31/1996                                                                 12211                              11010
                                                                           12191                              10845
                                                                           13626                              12261
                                                                           13565                              12183
12/31/1997                                                                 12534                              11236
                                                                           14214                              12843
                                                                           14224                              12933
                                                                           12306                              11051
12/31/1998                                                                 14343                              13285
                                                                           14501                              13422
                                                                           14870                              13716
                                                                           15375                              14269
12/31/1999                                                                 18949                              16642

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           32.11%
                       Since inception*........                           14.78%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $76,054)                  $      107,890
Foreign currency                                       142
Receivables:
  Dividends and interest                                50
  Foreign taxes recoverable                             46
  Fund shares sold                                      73
                                            ----------------
TOTAL ASSETS                                       108,201
                                            ----------------

LIABILITIES
Cash overdraft                                       3,035
Payables:
  Advisory fees                                         91
  Administrative fees                                    8
  Fund shares redeemed                                  33
                                            ----------------
TOTAL LIABILITIES                                    3,167
                                            ----------------

NET ASSETS                                  $      105,034
                                            ================

NET ASSETS CONSIST OF:
Paid-in capital                             $       72,905
Accumulated net investment loss                       (447)
Accumulated net realized gain on
 investments and foreign currency
 related items                                         740
Net unrealized appreciation on investments          31,836
                                            ================
                                            $      105,034
                                            ================

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        6,258
                                            ================

NET ASSET VALUE PER SHARE                    $       16.79
                                             ===============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $      1,439
  Interest                                             174
  Security lending income                               39
  Foreign taxes withheld                              (166)
                                              --------------
TOTAL INVESTMENT INCOME                              1,486
                                              --------------

EXPENSES
  Advisory fees                                        886
  Administrative fees                                   82
                                              --------------
TOTAL EXPENSES                                         968
                                              --------------
NET INVESTMENT INCOME                                  518
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on:
  Investments                                        4,296
  Foreign currency related items                       (51)
Net change in unrealized appreciation
(depreciation) on:
  Investments                                       21,302
  Foreign currency related items                        (5)
                                              --------------
NET REALIZED AND UNREALIZED GAINS                   25,542
                                              --------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $     26,060
                                              ==============

                     See notes to the financial statements.

T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

Statements of Changes in Net Assets
(in thousands)




                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment income ........................................................                  $         518   $         745
  Net realized gain (loss) on:
    Investments ................................................................                          4,296           3,947
    Foreign currency related items .............................................                            (51)             83
  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................                         21,302           5,679
    Foreign currency related items .............................................                             (5)              7
                                                                                                  --------------  --------------
  NET INCREASE IN NET ASSETS FROM OPERATIONS ...................................                         26,060          10,461
                                                                                                  --------------  --------------


DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (963)         (1,015)
  From net realized gains on investment transactions ...........................                         (6,259)            (84)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                         (7,222)         (1,099)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        114,111          19,304
  Reinvestment of distributions ................................................                          7,222           1,099
  Cost of shares redeemed ......................................................                       (106,064)        (37,523)
                                                                                                  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................                         15,269         (17,120)
                                                                                                  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS ..........................................                         34,107          (7,758)

NET ASSETS BEGINNING OF PERIOD .................................................                         70,927          78,685
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $     105,034   $      70,927
                                                                                                  ==============  ==============

ACCUMULATED NET INVESTMENT LOSS ................................................                  $        (447)  $        (144)
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                          7,682           1,460
     Reinvestment of distributions .............................................                            431              81
     Shares redeemed ...........................................................                         (7,064)         (2,838)
                                                                                                  --------------  --------------
     Net increase (decrease) ...................................................                          1,049          (1,297)
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $      28,987   $      13,019
     Proceeds from sales of securities .........................................                         21,037          31,334

                     See notes to the financial statements.

T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

Financial Highlights


                                                                                                     PERIOD FROM    PERIOD FROM
                                                                                                       APRIL 1,       MAY 15,
                                                                                                       1996 TO        1995* TO
                                                                 YEAR ENDED DECEMBER 31,             DECEMBER 31,    MARCH 31,
                                                            1999           1998           1997           1996           1996
                                                       ---------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ................  $   13.62        $    12.09      $   12.08     $   11.25      $   10.00
                                                       ---------------  --------------  ------------  -------------  -------------
INCOME FROM OPERATIONS:
  Net investment income .............................       0.09              0.16          0.09           0.06           0.04
  Net realized and unrealized gains on
   investments and
   foreign currency related items ...................       4.28              1.58          0.23           0.90           1.21
                                                       ---------------  --------------  ------------  -------------  -------------
  Total income from operations ......................       4.37              1.74          0.32           0.96           1.25
                                                       ---------------  --------------  ------------  -------------  -------------

LESS DISTRIBUTIONS:
  From net investment income ........................      (0.16)            (0.19)        (0.08)         (0.12)            --
  From net realized gains on investment transactions       (0.14)            (0.02)        (0.23)         (0.01)            --
                                                       ---------------  --------------  ------------  -------------  -------------
  Total distributions ...............................      (1.20)            (0.21)        (0.31)         (0.13)            --
                                                       ---------------  --------------  ------------  -------------  -------------
  Net increase ......................................       3.17              1.53          0.01           0.83           1.25
                                                       ---------------  --------------  ------------  -------------  -------------

NET ASSET VALUE, END OF PERIOD ......................  $   16.79          $  13.62      $   12.09     $   12.08      $   11.25
                                                       ===============  ==============  ============  =============  =============

TOTAL RETURN (A) ....................................      32.11%            14.43%          2.65%         8.54%         12.50%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........  $ 105,034         $  70,927      $  78,685      $  48,204      $  24,211
  Ratio of expenses to average net assets (b) .......       1.18%             1.23%          1.24%          1.25%          1.25%
  Ratio of net investment income to average net
  assets (b) ........................................       0.63%             0.88%          0.74%          1.09%          0.78%
  Portfolio turnover ................................      26.19%            16.39%         18.81%          5.93%         16.45%


RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR FEES PAID INDIRECTLY:
  Ratio of expenses to average net assets (b) .......        n/a              1.28%          1.32%          1.29%          2.14%
  Ratio of net investment income (loss) to average
   net assets (b) ...................................        n/a              0.83%          0.66%          1.05%         (0.11)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 92.8%

ADVERTISING - 0.1%
   Seat-Pagine Gialle SpA                48,000 $       157

APPAREL - 0.5%
   Gucci Group NV - NY Shares             2,833         324
   Hermes International                   1,650         248
                                                -----------
                                                        572

AUTO MANUFACTURERS - 0.1%
   Honda Motor Co. Ltd.                   2,000          74

AUTO PARTS & EQUIPMENT - 0.7%
   Bridgestone Corp.                      6,000         132
   Denso Corp.                           22,000         524
   GKN Plc                                7,000         110
                                                -----------
                                                        766

BANKS - 10.8%
   Abbey National Plc                    24,000         383
   ABN Amro Holding NV                   16,490         410
   Argentaria SA                          8,160         191
   Banco Bilbao Vizcaya SA                8,440         120
   Banco de Galicia y Buenos Aires
    SA - ADR                              2,690          53
   Banco Frances SA - ADR                 2,147          51
   Banco Popular Espanol SA               1,320          86
   Banco Sanander Central Hispanpo SA    45,390         511
   Banque Nationale de Paris              5,510         506
   Commonwealth Bank of Australia        16,185         278
   Credit Suisse Group                    1,890         374
   Dao Heng Bank Group Ltd.              19,000          98
   Den Danske Bank Group                    930         101
   Deutsche Bank AG                       6,921         582
   Dexia (a)                                959         158
   Dresdner Bank AG                       7,960         431
   HSBC Holdings Plc                     27,600         387
   HypoVereinsbank                        9,399         639
   ING Groep NV                          20,130       1,209
   KBC Bancassurance Holding              9,170         492
   National Westminster Bank Plc         82,000       1,758
   Nordbanken Holding AB                 62,641         367
   Royal Bank of Canada                   1,290          57
   San Paulo-IMI SpA                     24,211         327
   Societe Generale                       1,560         361
   Sumitomo Bank Ltd.                    23,000         314
   UBS AG                                 2,120         569
   Uniao de Bancos Brasileiros - GDR      3,055          92
   Unidanmark AS                            810          57
   United Overseas Bank Ltd.             54,912         484
   Westpac Banking Corp.                 34,779         239
                                                -----------
                                                     11,685

BEVERAGES - 0.6%
   Diageo Plc                            65,168         523
   Grupo Modelo SA                       35,376          97
                                                -----------
                                                        620

BUILDING MATERIALS - 0.5%
   Caradon Plc                           27,800          69
   Cemex SA                              12,950          72

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Cemex SA - ADR (a)                     8,164 $       228
   Lafarge SA                             1,095         127
                                                -----------
                                                        496

CHEMICALS - 0.8%
   Akzo Nobel NV                          1,832          92
   Bayer AG                               7,727         364
   Sekisui Chemical Co. Ltd.             26,000         115
   Shin-Etsu Chemical Co. Ltd.            8,000         344
                                                -----------
                                                        915

COMMERCIAL SERVICES - 3.3%
   Adecco SA                              1,623       1,257
   Brambles Industries Ltd.               6,000         165
   Celestica Inc. (a)                     8,266         459
   Hays Plc                               4,200          67
   Rank Group Plc                        10,040          32
   Securitas AB                          17,613         318
   TNT Post Group NV                      2,047          58
   Vivendi                               12,927       1,162
                                                -----------
                                                      3,518

COMPUTERS - 3.2%
   ASM Lithography Holding NV (a)         9,890       1,093
   Equant NV (a)                          3,284         371
   Fujitsu Ltd.                          19,000         865
   TDK Corp.                              7,000         965
   Tecnost SpA                           41,400         156
                                                -----------
                                                      3,450

COSMETICS & PERSONAL CARE - 0.5%
   KAO Corp.                             11,000         313
   L'Oreal SA                               142         113
   Shiseido Co. Ltd.                     10,000         146
                                                -----------
                                                        572

DIVERSIFIED FINANCIAL SERVICES -
2.6%
   Bipop-Carire SpA                       9,000         792
   Colonial Ltd.                         54,668         244
   Fortis NV                             15,860         568
   ICICI Ltd. - ADR (a)                  11,589         161
   Lend Lease Corp. Ltd.                 11,448         160
   Nomura Securities Co. Ltd.            33,000         595
   Unicredito Italiano SpA               60,833         298
                                                -----------
                                                      2,818

ELECTRIC - 0.8%
   CEMIG SA - ADR                         5,175         117
   CLP Holdings Ltd.                     38,000         175
   Endesa SA                             11,908         235
   Huaneng Power International Inc.
    - ADR                                 8,400          89
   Iberdrola SA                          19,538         269
                                                -----------
                                                        885

ELECTRICAL COMPONENTS & EQUIPMENT - 5.2%
   Fanuc Ltd.                             3,500         445
   Hitachi Ltd.                          20,000         320
   Kyocera Corp.                          7,000       1,812
   Legrand SA                             1,789         424
   NEC Corp.                             48,000       1,142


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Toshiba Corp.                         70,000 $       533
   Schneider Electric SA                  6,776         529
   Sumitomo Electric Industries          35,000         405
                                                -----------
                                                      5,610

ELECTRONICS - 4.2%
   Electrocomponents Plc                 17,000         188
   Koninklijke Philips Electronics NV     6,854         927
   Matsushita Electric Industrial
    Co. Ltd.                             32,000         885
   Murata Manufacturing Co. Ltd.          8,000       1,876
   Samsung Electronics                    2,571         604
                                                -----------
                                                      4,480

ENGINEERING & CONSTRUCTION - 1.0%
   ABB Ltd. (a)                           3,679         448
   ABB Ltd. (a)                           2,219         269
   Compagnie de Saint-Gobain              1,820         341
                                                -----------
                                                      1,058

ENTERTAINMENT - 0.1%
   Hilton Group Plc                      37,000         118

FOOD - 3.8%
   Cadbury Schweppes Plc                 74,600         450
   Companhia Brasileira de
    Distribuicao
    Grupo Pao de Acucar                   4,545         147
   Compass Group Plc                     71,000         972
   CSM NV                                12,552         267
   Groupe Danone                            320          75
   Nestle SA                                600       1,093
   Orkla ASA                             25,120         431
   Safeway Plc                           28,000          96
   Sodexho Alliance SA                    3,020         532
                                                -----------
                                                      4,063

FOREST PRODUCTS & PAPER - 0.2%
   David S. Smith Holdings Plc           25,000          80
   Kimberly-Clark de Mexico SA           28,211         110
                                                -----------
                                                        190

HAND & MACHINE TOOLS - 0.3%
   Makita Corp.                          12,000         108
   Sandvik AB - Class B                   6,830         217
                                                -----------
                                                        325

HEALTHCARE - 0.1%
   Rhoen Klinikum AG                      3,690         135

HOLDING COMPANIES - DIVERSIFIED - 1.2%
   Fomento Economico Mexicano SA         59,260         265
   Hutchison Whampoa Ltd.                50,000         727
   Tomkins Plc                          105,248         339
                                                -----------
                                                      1,331

HOME BUILDERS - 0.3%
   Daiwa House Industry Co. Ltd.         17,000         126
   John Laing Plc                         7,000          32
   Sekisui House Ltd.                    18,000         159
                                                -----------
                                                        317

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

HOME FURNISHINGS - 2.5%
   Electrolux AB - Class B               23,560 $       590
   SONY Corp.                             7,100       2,102
                                                -----------
                                                      2,692

HOUSEHOLD PRODUCTS - 0.6%
   Unilever Plc                          82,500         606

INSURANCE - 2.1%
   Allianz AG                             1,340         448
   Assicurazioni Generali                 8,600         283
   AXA                                    4,881         677
   Fortis                                10,404         374
   Istituto Nazionale Assicurazioni
    SpA                                  23,000          61
   Mediolanum SpA                        26,540         346
   Tokio Marine & Fire Insurance
    Co. Ltd.                              8,000          93
                                                -----------
                                                      2,282

IRON & STEEL - 0.1%
   Pohang Iron & Steel Co. - ADR          2,776          97

LEISURE TIME - 0.1%
   TABCORP Holdings Ltd.                 18,000         121

MACHINERY - 2.5%
   Atlas Copco AB                         5,130         146
   Komori Corp.                           7,000         133
   Mannesmann AG                          8,760       2,103
   Mitsubishi Heavy Industries Ltd.      94,000         313
                                                -----------
                                                      2,695

MANUFACTURING - 1.3%
   Hon Hai Precision Industry Co.
    Ltd. -  GDR(a)                       10,102         195
   Mitsubishi Corp.                      21,000         162
   Norsk Hydro ASA                        2,660         111
   Siemens AG                             2,234         283
   Sumitomo Corp.                        34,000         329
   Veba AG                                6,265         303
                                                -----------
                                                      1,383

MEDIA - 4.8%
   Elsevier NV                           22,569         268
   Fuji Television Network Inc.              12         164
   Grupo Televisa SA - GDR (a)            2,831         193
   News Corp. Ltd.                       31,989         310
   Publishing & Broadcasting Ltd.        30,000         228
   Reed International Plc               115,000         859
   Singapore Press Holdings Ltd.          6,336         137
   Societe Europeenne des Satellites        500          71
   Societe Television Francaise           2,000       1,043
   Toppan Printing Co. Ltd.              16,000         159
   United News & Media Plc               23,600         300
   VNU NV                                 6,540         342
   Wolters Kluwer NV                     31,194       1,051
                                                -----------
                                                      5,125

METALS & MINING - 0.8%
   Alcan Aluminum Ltd.                    3,490         142


                    See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Broken Hill Proprietary Co. Ltd.       9,141 $       120
   Rio Tinto Plc                         27,000         650
                                                -----------
                                                        912

OFFICE & BUSINESS EQUIPMENT - 1.1%
   Canon Inc.                            27,000       1,071
   Kokuyo Co. Ltd.                        8,000         106
                                                -----------
                                                      1,177

OIL & GAS PRODUCERS - 4.5%
   BG Group Plc                          24,313         157
   BP Amoco Plc                          44,000         441
   Centrica Plc                          12,600          36
   ENI SpA                               79,263         434
   Gas Natural SDG SA                     6,246         143
   Italgas SpA                           17,000          64
   Repsol-YPF SA                         12,232         282
   Royal Dutch Petroleum Co.              9,570         584
   Shell Transport & Trading Co.        171,500       1,422
   Total Fina SA                          9,427       1,252
                                                -----------
                                                      4,815

PHARMACEUTICALS - 5.3%
   AstraZeneca Plc                       17,618         742
   Aventis SA                             3,991         231
   Daiichi Pharmaceutical Co. Ltd.        5,000          65
   Gehe AG                                7,074         273
   Glaxo Wellcome Plc                    40,000       1,128
   Roche Holding AG                          70         827
   Sankyo Co. Ltd.                       18,000         369
   Sanofi-Synthelabo SA (a)              13,716         568
   SmithKline Beecham Plc                87,500       1,114
   UCB SA                                 1,270          55
   Yamanouchi Pharmaceutical Co.         10,000         349
   Ltd.
                                                -----------
                                                      5,721

REAL ESTATE - 1.0%
   Cheung Kong Holdings Ltd.             26,000         330
   Henderson Land Development Co.        42,000         270
   Ltd.
   Mitsui Fudosan Co. Ltd.               42,000         284
   New World Development Co. Ltd.        31,000          70
   Sun Hung Kai Properties Ltd.          13,000         135
                                                -----------
                                                      1,089

RETAIL - 4.7%
   Carrefour SA                           5,548       1,018
   Citizen Watch Co. Ltd.                 9,000          57
   Hennes & Mauritz AB - Class B         30,490       1,017
   Ito-Yokado Co. Ltd.                    3,000         325
   Jeronimo Martins                      12,271         313
   Kingfisher Plc                        89,000         986
   Mauri Co. Ltd.                        17,000         254
   Pinault-Printemps-Redoute SA           1,300         341
   Seven-Eleven Japan Co. Ltd.            2,000         317
   Tesco Plc                            100,000         303
   UNY Co. Ltd.                          11,000         107
                                                -----------
                                                      5,038

SEMICONDUCTORS - 1.0%
   STMicroelectronics NV                  6,400         980
   Tokyo Electron Ltd.                    1,300         178
                                                -----------
                                                      1,158

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SOFTWARE - 1.2%
   Cap Gemini SA                          1,750 $       442
   CBT Group Plc - ADR (a)                5,727         192
   SAP AG                                   970         475
   Softbank Corp.                           200         191
                                                -----------
                                                      1,300

TELECOMMUNICATIONS - 17.9%
   Alcatel SA                             3,030         693
   Cable & Wireless HKT Ltd. (a)         76,800         222
   Cable & Wireless Plc                  68,900       1,165
   China Telecom Ltd. (a)               139,000         869
   DDI Corp.                                 36         492
   Deutsche Telekom AG                    8,176         579
   Ericsson LM - Class B                  7,050         451
   Korea Telecom Corp. - ADR              5,000         374
   KPN NV                                 2,147         209
   Mahanagar Telephone Nigam Ltd. -
    GDR                                   8,000          90
   Marconi Plc                           29,700         524
   Nippon Telegraph & Telephone
    Corp.                                   108       1,847
   Nokia Oyj                             12,110       2,185
   Nortel Networks Corp.                  1,630         160
   NTT Mobile Communications
    Network Inc.                             34       1,306
   Pacific Century CyberWorks Ltd.
    (a)                                 113,000         263
   Singapore Telecommunications Ltd.     48,000          99
   SK Telecom Co. Ltd.                       40         144
   Swisscom AG                              298         120
   Tele Danmark AS                        2,040         151
   Telecom Corp. of New Zealand Ltd.     44,000         207
   Telecom Italia Mobile SpA            159,601       1,774
   Telecom Italia SpA                    58,877         826
   Telecomunicacoes Brasileiras SA
    - ADR                                 9,933       1,276
   Telefonica de Argentina SA - ADR       3,350         103
   Telefonica SA                         50,680       1,260
   Telefonos de Mexico SA - ADR           7,615         857
   Telesp Participacoes SA            3,901,480          95
   Telstra Corp. Ltd.                    52,815         286
   Telstra Corp. Ltd. (a)                15,000          53
   United Pan-Europe Communications
    NV (a)                                1,273         162
   Vodafone AirTouch Plc                103,500         512
                                                -----------
                                                     19,354

TEXTILES - 0.2%
   Kuraray Co. Ltd.                      21,000         212

TRANSPORTATION - 0.2%
   East Japan Railway Co.                    41         221
                                                -----------

     Total Common Stocks
       (cost $68,604)                              100,153
                                                -----------

PREFERRED STOCKS - 0.8%

BANKS - 0.1%
   Banco Itau SA                      1,240,000         107

ELECTRIC - 0.0%
   CEMIG - SA                         2,705,633          61

                    See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

MEDIA - 0.2%
   News Corp. Ltd.                       20,625 $       176

OIL & GAS PRODUCERS - 0.3%
   Petroleo Brasileiro SA             1,316,094         338

PHARMACEUTICALS - 0.1%
   Fresenius AG                             400          73

RETAIL - 0.0%
   Fielmann AG                              336          10

TELECOMMUNICATIONS - 0.1%
   Telesp Celular SA                    852,141          68
                                                -----------

     Total Preferred Stocks
       (cost $546)                                      833
                                                -----------

CORPORATE BONDS - 0.0%

OIL & GAS PRODUCERS - 0.0%
   BG Transco Holdings Plc,
    7.06%, 12/14/2009 (c)           $       488           1
    4.1875%, 12/14/2022 (c)                 488           1
    7.00%, 12/16/2024                       488           1
                                                -----------

     Total Corporate Bonds
       (cost $3)                                          3
                                                -----------

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

SHORT TERM INVESTMENTS - 6.4%

MONEY MARKET FUNDS - 6.4%
   Dreyfus Cash Management Plus,
    5.53% (b)                         5,265,005 $     5,265
   Dreyfus Government Cash
    Management,  5.08% (b)            1,636,387       1,636
                                                -----------

     Total Short Term Investments
       (cost $6,901)                                  6,901
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $76,054)                               $   107,890
                                                ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1999.
(c) Variable rate security. Rate shown is the effective rate on December 31, 1999, and the date shown represents the final maturity of the obligation.

Based on the cost of investments of $76,502 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $35,771, the gross unrealized depreciation was $4,383 and the net unrealized appreciation on investments was $31,388.


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 1999:

                                     % OF INVESTMENT     MARKET VALUE
  COUNTRY                               SECURITIES         (000'S)
------------------------------------------------------ -----------------
  Argentina                                      0.2%  $           208
  Australia                                      2.2%            2,380
  Belgium                                        1.0%            1,078
  Brazil                                         2.1%            2,301
  Canada                                         0.8%              819
  China                                          0.1%               89
  Denmark                                        0.3%              309
  Finland                                        2.0%            2,185
  France                                         9.9%           10,683
  German                                         6.2%            6,698
  Hong Kong                                      2.9%            3,159
  Ireland                                        0.2%              192
  Italy                                          5.1%            5,518
  Japan                                         21.7%           23,405
  Luxembourg                                     0.1%               71
  Mexico                                         1.7%            1,821
  Netherlands                                    8.3%            8,916
  New Zealand                                    0.2%              207
  Norway                                         0.5%              543
  Portugal                                       0.3%              312
  Singapore                                      0.7%              721
  South Korea                                    1.1%            1,218
  Spain                                          2.9%            3,098
  Sweden                                         3.8%            4,117
  Switzerland                                    4.3%            4,688
  United Kingdom                                14.7%           15,809
  United States                                  6.7%            7,345
                                     ----------------- -----------------
    TOTAL                                      100.0%  $       107,890
                                     ================= =================


                    See notes to the financials statements.

                         T. ROWE PRICE/JNL MID-CAP GROWTH SERIES
                         T. ROWE PRICE ASSOCIATES, INC.
[T. ROWE PRICE LOGO]     INVESTMENT ADVISORY COMMITTEE

OBJECTIVE:

T. Rowe Price/JNL Mid-Cap Growth Series seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

MONEY MANAGER COMMENTARY:

The U.S. stock market continued its relentless upward climb with a strong finish to 1999. In fact, the large-cap S&P 500 Stock Index rose more than 20% for an unprecedented fifth year in a row. Although large company stocks have dominated in recent years, small- and mid-cap stocks kept pace during the last 12 months. Technology and telecom stocks dominated the market's advance, while most other sectors languished.

The Series outperformed the S&P Midcap 400 Index as well as the large-cap S&P 500 Index with a solid return of 24.01% in 1999. This return, however, trailed the returns of the Russell Midcap Growth Index and the Lipper Mid Cap Fund Index as our weightings in technology and Internet issues lagged these benchmarks.

The top two contributors to performance for the fourth quarter were Western Wireless, a leading rural cellular service provider in the mountain states that is posting strong revenue growth, and VoiceStream Wireless, an urban wireless company that we believe is in the process of leveraging its regional operation to become a much more valuable national wireless provider. A significant detractor to the Series performance was AmeriSource Health, a drug distributor, which experienced disappointing earnings results along with many of its healthcare peers this year.

In the Series, we are focused on identifying companies we believe will be long-term beneficiaries of the Internet economy, and sprinkling new names into the Series where we can justify their valuations. Recognizing that many "old economy" companies will be losers in this fast-changing environment, we are working to identify and eliminate holdings that will be negatively affected over the long run.

Moving beyond the Internet, we believe that earnings growth remains the key driver to re-establish mid-cap outperformance. The fact of the matter is that large U.S. companies have grown their earnings at a faster rate than small- and mid-caps over the last several years. The key question is, how long can this last? At some point, the higher internal growth of small- and mid-cap companies will be recognized, probably as large-cap earnings momentum begins to slow. Even though mid-cap stocks have recovered slightly from their record low relative valuations last April, we believe they remain compelling in comparison with large-caps. We continue to believe that the Series remains well positioned to achieve attractive returns over time.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES AND THE S&P MIDCAP 400 INDEX

[LINE GRAPH]

                                                                 T. ROWE PRICE/JNL MID-CAP
                                                                       GROWTH SERIES                   S&P MIDCAP 400 INDEX
                                                                 -------------------------             --------------------
5/15/1995                                                                 10000.00                           10000.00
6/30                                                                      10740.00                           10417.00
9/30                                                                      12230.00                           11432.00
12/31/1995                                                                12922.00                           11593.00
3/31                                                                      14006.00                           12306.00
6/30                                                                      14496.00                           12661.00
9/30                                                                      15237.00                           13034.00
12/31/1996                                                                15955.00                           12823.00
3/31                                                                      14905.00                           12633.00
6/30                                                                      16930.00                           14489.00
9/30                                                                      18902.00                           16817.00
12/31/1997                                                                18860.00                           17994.00
3/31                                                                      21901.00                           20012.00
6/30                                                                      21998.00                           19546.00
9/30                                                                      18035.00                           16720.00
12/31/1998                                                                22914.00                           21429.00
3/31                                                                      22746.00                           20059.00
6/30                                                                      25505.00                           22899.00
9/30                                                                      23676.00                           20972.00
12/31/1999                                                                28415.00                           24576.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           24.01%
                       Since inception*........                           25.27%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

T. ROWE PRICE/JNL MID-CAP GROWTH SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investment (cost $211,471)                    $    286,239
Receivables:
  Dividends and interest                               170
  Fund shares sold                                      61
  Investment securities sold                           783
                                             ---------------
TOTAL ASSETS                                       287,253
                                             ---------------

LIABILITIES
Payables:
  Advisory fees                                        212
  Administrative fees                                   22
  Fund shares redeemed                                 113
  Investment securities purchased                      404
                                              --------------
TOTAL LIABILITIES                                      751
                                             ---------------

NET ASSETS                                    $    286,502
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $    205,924
Undistributed net investment income                     --
Accumulated net realized gain on
 investments and foreign currency
 related items                                       5,810
Net unrealized appreciation on investments          74,768
                                             ---------------
                                              $    286,502
                                             ===============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                        12,085
                                              ==============

NET ASSET VALUE PER SHARE                     $      23.71
                                             ===============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $        725
  Interest                                             943
  Foreign taxes withheld                                (4)
                                              --------------
TOTAL INVESTMENT INCOME                              1,664
                                              --------------

EXPENSES
  Advisory fees                                      2,079
  Administrative fees                                  223
                                              --------------
TOTAL EXPENSES                                       2,302
                                              --------------
NET INVESTMENT LOSS                                   (638)
                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on:
  Investments                                       22,884
  Foreign currency related items                      (260)
Net change in unrealized appreciation
  on investments                                    31,332
                                              --------------
NET REALIZED AND UNREALIZED GAINS                   53,956
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $     53,318
                                              ==============

                     See notes to the financial statements.

T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

Statements of Changes in Net Assets
(in thousands)

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------

OPERATIONS
  Net investment loss ..........................................................                  $        (638)  $        (570)
  Net realized gain (loss) on:
    Investments ................................................................                         22,884           7,408
    Foreign currency related items .............................................                           (260)              2
  Net change in unrealized appreciation on investments .........................                         31,332          23,670
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         53,318          30,510
                                                                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                             --              --
  From net realized gains on investment transactions ...........................                        (18,310)         (6,049)
                                                                                                  --------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                        (18,310)         (6,049)
                                                                                                  --------------  --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        146,513          70,687
  Reinvestment of distributions ................................................                         18,310           6,049
  Cost of shares redeemed ......................................................                       (102,965)        (38,613)
                                                                                                  --------------  --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         61,858          38,123
                                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS .....................................................                         96,866          62,584

NET ASSETS BEGINNING OF PERIOD .................................................                        189,636         127,052
                                                                                                  --------------  --------------

NET ASSETS END OF PERIOD .......................................................                  $     286,502   $     189,636
                                                                                                  ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                  $          --   $          --
                                                                                                  ==============  ==============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                          6,735           3,774
     Reinvestment of distributions .............................................                            782             296
     Shares redeemed ...........................................................                         (4,715)         (2,103)
                                                                                                  --------------  --------------
     Net increase ..............................................................                          2,802           1,967
                                                                                                  ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $      151,575  $      104,341
     Proceeds from sales of securities .........................................                         117,551          73,456


                     See notes to the financial statements.

T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

Financial Highlights



                                                                                                       PERIOD FROM     PERIOD FROM
                                                                                                         APRIL 1,        MAY 15,
                                                                                                         1996 TO         1995* TO
                                                                  YEAR ENDED DECEMBER 31,              DECEMBER 31,     MARCH 31,
                                                            1999            1998           1997            1996            1996
                                                       --------------- ------------------------------ --------------- --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ................  $    20.43      $  17.37         $   14.89     $     13.43     $   10.00
                                                       --------------- ---------------- ------------- --------------- --------------
INCOME FROM OPERATIONS:
  Net investment income (loss) ......................       (0.05)        (0.07)            (0.03)          (0.05)         0.06
  Net realized and unrealized gains on
   investments and foreign currency
   related items ....................................        4.93          3.80              2.74            1.92          3.90
                                                       --------------- ---------------- ------------- --------------- --------------
  Total income from operations ......................        4.88          3.73              2.71            1.87          3.96
                                                       --------------- ---------------- ------------- --------------- --------------

LESS DISTRIBUTIONS:
  From net investment income ........................          --            --                --           (0.05)           --
  From net realized gains on investment transactions        (1.60)        (0.67)            (0.23)          (0.36)        (0.53)
                                                       --------------- ---------------- ------------- --------------- --------------
  Total distributions ...............................       (1.60)        (0.67)            (0.23)          (0.41)        (0.53)
                                                       --------------- ---------------- ------------- --------------- --------------
  Net increase ......................................        3.28          3.06              2.48            1.46          3.43
                                                       --------------- ---------------- ------------- --------------- --------------

NET ASSET VALUE, END OF PERIOD ......................  $    23.71      $  20.43         $   17.37     $     14.89     $   13.43
                                                       =============== ================ ============= =============== ==============

TOTAL RETURN (A) ....................................       24.01%        21.49%            18.21%          13.91%        40.06%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........  $  286,502      $189,636         $ 127,052     $    47,104     $  10,545
  Ratio of expenses to average net assets (b) .......        1.03%         1.04%             1.06%           1.10%         1.10%
  Ratio of net investment income (loss) to average
   net assets (b) ...................................       (0.28)%       (0.37)%           (0.26)%         (0.18)%        0.82%
  Portfolio turnover ................................       56.68%        50.92%            41.43%          25.05%        66.04%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR FEES PAID INDIRECTLY:
  Ratio of expenses to average net assets (b) .......         n/a          1.04%             1.06%           1.14%         2.10%
  Ratio of net investment loss to average net assets          n/a         (0.37)%           (0.26)%         (0.22)%       (0.18)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

COMMON STOCKS - 93.2%

ADVERTISING - 1.3%
   Catalina Marketing Corp. (a)          31,100 $     3,600

APPAREL - 1.3%
   Jones Apparel Group Inc. (a)         120,000       3,255
   Warnaco Group Inc.                    33,000         406
                                                -----------
                                                      3,661

AUTO PARTS & EQUIPMENT - 1.7%
   Hertz Corp.                           66,000       3,308
   United Rentals Inc. (a)               94,900       1,625
                                                -----------
                                                      4,933

BANKS - 0.9%
   First Tennessee National Corp.        26,000         741
   North Fork Bancorporation Inc.       111,000       1,942
                                                -----------
                                                      2,683

BIOTECHNOLOGY - 1.5%
   Affymetrix Inc. (a)                   10,000       1,697
   Biogen Inc. (a)                       32,000       2,704
                                                -----------
                                                      4,401

BUILDING MATERIALS - 0.5%
   Martin Marietta Materials Inc.        36,000       1,476

CHEMICALS - 0.5%
   Great Lakes Chemical Corp.            39,000       1,489

COMMERCIAL SERVICES - 5.7%
   Apollo Group Inc. (a)                 15,500         311
   Concord EFS Inc. (a)                  24,000         618
   Keane Inc. (a)                        98,000       3,111
   Manpower Inc.                         72,000       2,709
   NOVA Corp. (a)                       166,000       5,239
   Robert Half International Inc.(a)     40,000       1,143
   Viad Corp.                           112,000       3,122
                                                -----------
                                                     16,253

COMPUTERS - 6.3%
   Affiliated Computer Services
   Inc. -                                95,000       4,370
    Class A (a)
   Ceridian Corp. (a)                   125,000       2,695
   Ciber Inc. (a)                       145,000       3,987
   Quantum Corp. - DLT & Storage
    Systems (a)                          80,000       1,210
   Safeguard Scientifics Inc. (a)         1,400         227
   SunGard Data Systems Inc. (a)         98,100       2,330
   Synopsys Inc. (a)                     48,000       3,204
                                                -----------
                                                     18,023

DIVERSIFIED FINANCIAL SERVICES -
5.8%
   Capital One Financial Corp.           55,000       2,650
   CIT Group Inc.                        81,400       1,720
   Federated Investors Inc.             129,000       2,588
   Heller Financial Inc.                130,000       2,608
   MGIC Investment Corp.                 39,000       2,347
   NextCard Inc. (a)                     14,000         404

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Waddell & Reed Financial Inc. -      122,000 $     3,309
   Waddell & Reed Financial Inc. -
    Class B                              43,000       1,080
                                                -----------
                                                     16,706

ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
   Pinnacle Holdings Inc. (a)            51,900       2,199

ELECTRONICS - 6.9%
   Analog Devices Inc. (a)               68,000       6,324
   Maxim Integrated Products Inc.        64,000       3,020
   (a)
   Molex Inc.                            61,000       2,760
   Sanmina Corp. (a)                     17,000       1,698
   SCI Systems Inc. (a)                  72,000       5,917
                                                -----------
                                                     19,719

ENTERTAINMENT - 0.9%
   Premier Parks Inc. (a)                91,000       2,628

ENVIRONMENTAL CONTROL - 1.0%
   Republic Services Inc. (a)           195,000       2,803

FOOD - 2.5%
   U.S. Foodservice (a)                 210,000       3,518
   Whole Foods Market Inc. (a)           78,000       3,617
                                                -----------
                                                      7,135

HEALTHCARE - 1.4%
   Henry Schein Inc. (a)                 54,000         719
   Wellpoint Health Networks Inc.(a)     48,000       3,165
                                                -----------
                                                      3,884

INSURANCE - 2.7%
   Ace Ltd.                              97,000       1,619
   E.W. Blanch Holdings Inc.             25,000       1,531
   Protective Life Corp.                 68,000       2,163
   Radian Group Inc.                     50,000       2,388
                                                -----------
                                                      7,701

LEISURE TIME - 1.8%
   Galileo International Inc.            83,000       2,485
   Royal Caribbean Cruises Ltd.          52,000       2,564
                                                -----------
                                                      5,049

MANUFACTURING - 5.0%
   Danaher Corp.                         44,000       2,123
   Millipore Corp.                       67,000       2,588
   Pentair Inc.                          77,000       2,965
   Sybron International Corp. (a)       121,000       2,987
   Teleflex Inc.                         55,700       1,744
   Waters Corp. (a)                      39,000       2,067
                                                -----------
                                                     14,474

MEDIA - 2.2%
   Charter Communications Inc. (a)       82,000       1,794
   Infinity Broadcasting Corp. (a)       71,875       2,601
   Univision Communications Inc. (a)     18,000       1,839
                                                -----------
                                                      6,234

OIL & GAS PRODUCERS - 4.3%
   BJ Services Co. (a)                  114,000       4,767
   Devon Energy Corp. (a)                89,000       2,926


                     See notes to the financial statements.

                     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   Ocean Energy Inc. (a)                181,000 $     1,403
   Smith International Inc. (a)          67,000       3,329
                                                -----------
                                                     12,425

PHARMACEUTICALS - 8.6%
   AmeriSource Health Corp. (a)         166,000       2,521
   Gilead Sciences Inc. (a)              48,000       2,598
   MedImmune Inc. (a)                    24,200       4,014
   Mylan Laboratories Inc.               97,000       2,443
   Omnicare Inc.                        249,000       2,988
   QLT PhotoTherapeutics Inc.            18,400       1,081
   Sepracor Inc. (a)                     21,100       2,093
   Shire Pharmaceuticals Plc - ADR
    (a)                                  72,000       2,097
   Teva Pharmaceutical Industries
    Ltd.-  ADR                           60,000       4,301
   Watson Pharmaceutical Inc. (a)        11,000         394
                                                -----------
                                                     24,530

RETAIL - 10.3%
  BJ's Wholesale Club Inc. (a)          105,000       3,833
  Borders Group Inc. (a)                 71,000       1,140
  Circuit City Stores Inc.              127,000       5,723
  Consolidated Stores Corp. (a)         111,000       1,804
  Costco Wholesale Corp. (a)             19,000       1,734
  Family Dollar Stores Inc.             165,000       2,692
  MSC Industrial Direct Co. Inc. (a)     72,000         954
  O'Reilly Automotive Inc. (a)           96,000       2,064
  Outback Steakhouse Inc. (a)            85,000       2,205
  Shopko Stores Inc. (a)                 89,000       2,047
  Sotheby's Holdings Inc.                30,000         900
  Tech Data Corp. (a)                    69,000       1,872
  TJX Companies Inc.                    124,000       2,534
                                                -----------
                                                     29,502

SEMICONDUCTORS - 3.2%
  KLA-Tencor Corp. (a)                   19,000       2,116
  Lattice Semiconductor Corp. (a)        22,400       1,056
  PMC - Sierra Inc. (a)                  17,000       2,725
  Xilinx Inc. (a)                        74,000       3,365
                                                -----------
                                                      9,262

SOFTWARE - 6.1%
   Citrix Systems Inc. (a)               12,000       1,476
   CNET Inc. (a)                         10,000         568
   eSpeed Inc. (a)                        7,100         252
   Intuit Inc. (a)                       54,000       3,237

                                    SHARES OR    MARKET
                                    PRINCIPAL     VALUE
                                      AMOUNT     (000'S)
-----------------------------------------------------------

   National Data Corp.                   75,000 $     2,545
   Novell Inc. (a)                       88,000       3,515
   Parametric Technology Corp. (a)       90,900       2,460
   Peregrine Systems Inc. (a)            19,000       1,570
   PSINet Inc. (a)                       28,000       1,729
                                                -----------
                                                     17,352

TELECOMMUNICATIONS - 9.3%
   ADC Telecommunications Inc. (a)       25,561       1,855
   Allegiance Telecom Inc. (a)            7,000         646
   Crown Castle International Corp.(a)   83,600       2,686
   Earthlink Network Inc. (a)            14,000         595
   McLeodUSA Inc. (a)                    19,000       1,119
   Rogers Communications Inc. (a)        56,000       1,386
   Tritel Inc. (a)                        6,000         190
   Voicestream Wireless Corp. (a)        70,000       9,962
   Western Wireless Corp. (a)           123,000       8,210
                                                -----------
                                                     26,649

TRANSPORTATION - 0.7%
   C.H. Robinson Worldwide Inc.          34,000       1,352
   Expeditors International of           13,700         600
   Washington Inc.
                                                -----------
                                                      1,952
                                                -----------

     Total Common Stocks
       (cost $191,955)                              266,723
                                                -----------

SHORT TERM INVESTMENTS - 6.8%

MONEY MARKET FUNDS - 6.8%
   Dreyfus Cash Management Plus,
    5.53% (b)                         1,374,083       1,374
   T. Rowe Price Reserves
    Investment Fund, 6.07% (b)       18,142,349      18,142
                                                -----------

     Total Short Term Investments
       (cost $19,516)                                19,516
                                                -----------

TOTAL INVESTMENTS - 100%
   (cost $211,471)                              $   286,239
                                                ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1999.


Based on the cost of investments of $211,539 for federal income tax purposes at December 31, 1999, the gross unrealized appreciation was $91,833, the gross unrealized depreciation was $17,133 and the net unrealized appreciation on investments was $74,700.

                     See notes to the financial statements.

                       JNL/S&P CONSERVATIVE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Conservative Growth Series I seeks as its investment objective capital growth and current income. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 55% and 65% of its assets to Series that invest primarily in equity securities, 30% to 40% to Series that invest primarily in fixed income securities, and 0% to 10% to Series that invest primarily in money market funds.

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 19.52%, compared with 4.17% for its benchmark, the S&P Micropal Asset Allocation USA Income Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark, which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P CONSERVATIVE GROWTH SERIES I AND THE
S&P MICROPAL ASSET ALLOCATION USA INCOME FUNDS SECTOR INDEX

[LINE GRAPH]

                                                                JNL/S&P CONSERVATIVE GROWTH       S&P MICROPAL ASSET ALLOCATION
                                                                          SERIES I                USA INCOME FUNDS SECTOR INDEX
                                                                ---------------------------       -----------------------------
4/09/1998                                                                  10000                              10000
6/30                                                                       10050                              10095
9/30                                                                        9250                               9629
12/31/1998                                                                 10470                              10277
3/31                                                                       10911                              10230
6/30                                                                       11362                              10513
9/30                                                                       11021                              10316
12/31/1999                                                                 12514                              10706

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           19.52%
                       Since inception*........                           13.85%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 9, 1998.

JNL/S&P CONSERVATIVE GROWTH SERIES I
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)




Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $68,545)                    $      72,732
Receivables:
  Dividends and interest                                 15
  Fund shares sold                                      266
                                              --------------
TOTAL ASSETS                                         73,013
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                          12
  Fund shares redeemed                                    3
                                              --------------
TOTAL LIABILITIES                                        15
                                              --------------

NET ASSETS                                    $      72,998
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $      64,125
Undistributed net investment income                   4,031
Accumulated net realized gain on
 investments                                            655
Net unrealized appreciation on investments            4,187
                                              ==============
                                              $      72,998
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                         5,861
                                              ==============

NET ASSET VALUE PER SHARE                      $      12.45
                                              ==============

Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $       4,019
  Interest                                               90
                                              --------------
TOTAL INVESTMENT INCOME                               4,109
                                              --------------

EXPENSES
  Advisory fees                                          78
                                              --------------
TOTAL EXPENSES                                           78
                                              --------------
NET INVESTMENT INCOME                                 4,031
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                        672
Net change in unrealized appreciation
  on investments                                      3,885
                                              --------------
NET REALIZED AND UNREALIZED GAINS                     4,557
                                              --------------

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                    $       8,588
                                              ==============


                     See notes to the financial statements.

JNL/S&P CONSERVATIVE GROWTH SERIES I

Statements of Changes in Net Assets
(in thousands)


                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 9,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $       4,031   $         367
  Net realized gain (loss) on investments ......................................                           672             (17)
  Net change in unrealized appreciation on investments .........................                         3,885             302
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         8,588             652
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                          (367)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                          (367)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        61,894          10,019
  Reinvestment of distributions ................................................                           367              --
  Cost of shares redeemed ......................................................                        (7,510)           (645)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                        54,751           9,374
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                        62,972          10,026

NET ASSETS BEGINNING OF PERIOD .................................................                        10,026              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $      72,998   4      10,026
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $       4,031   $         367
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                         5,534           1,025
     Reinvestment of distributions .............................................                            29               -
     Shares redeemed ...........................................................                          (660)            (67)
                                                                                                 --------------  --------------
     Net increase ..............................................................                         4,903             958
                                                                                                 ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $      63,215   $      11,052
     Proceeds from sales of securities .........................................                         5,067           1,310

--------------------------------------------------------------------------------
*    Commencement of operations.


                     See notes to the financial statements.

  JNL/S&P CONSERVATIVE GROWTH SERIES I

  Financial Highlights

                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 9,
                                                                                                    YEAR ENDED        1998* TO
                                                                                                   DECEMBER 31,     DECEMBER 31,
                                                                                                       1999             1998
                                                                                                 ----------------- -----------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $     10.47       $     10.00
                                                                                                 ----------------- -----------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                        0.37              0.38
  Net realized and unrealized gains on investments .............................                        1.67              0.09
                                                                                                 ----------------- -----------------
  Total income from operations .................................................                        2.04              0.47
                                                                                                 ----------------- -----------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                       (0.06)               --
  From net realized gains on investment transactions ...........................                          --                --
                                                                                                 ----------------- -----------------
  Total distributions ..........................................................                       (0.06)               --
                                                                                                 ----------------- -----------------
  Net increase .................................................................                        1.98              0.47
                                                                                                 ----------------- -----------------

NET ASSET VALUE, END OF PERIOD .................................................                 $     12.45       $     10.47
                                                                                                 ================= =================

TOTAL RETURN (A) ...............................................................                       19.52%             4.70%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $    72,998      $     10,026
  Ratio of expenses to average net assets (b) ..................................                        0.20%             0.20%
  Ratio of net investment income to average net assets (b) .....................                       10.35%            14.15%
  Portfolio turnover ...........................................................                       12.96%            36.08%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       JNL/S&P MODERATE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Moderate Growth Series I seeks as its investment objective capital growth and current income. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 70% and 80% of its assets to Series that invest primarily in equity securities and 20% to 30% to Series that invest primarily in fixed income securities.

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 26.74%, compared with 9.13% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P MODERATE GROWTH SERIES I AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                               JNL/S&P MODERATE GROWTH SERIES     S&P MICROPAL ASSET ALLOCATION
                                                                             I                   USA BALANCED FUNDS SECTOR INDEX
                                                               ------------------------------    -------------------------------
4/08/1998                                                                  10000                              10000
6/30                                                                       10140                              10121
9/30                                                                        9090                               9473
12/31/1998                                                                 10630                              10545
3/31                                                                       11240                              10646
6/30                                                                       11850                              11122
9/30                                                                       11430                              10666
12/31/1999                                                                 13473                              11508

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           26.74%
                       Since inception*........                           18.75%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 8, 1998.

JNL/S&P MODERATE GROWTH SERIES I
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)

Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $100,898)                   $       110,311
Receivable:
  Fund shares sold                                        319
                                              ---------------
TOTAL ASSETS                                          110,630
                                              ---------------

LIABILITIES
Payables:
  Advisory fees                                            18
  Fund shares redeemed                                      4
                                              ---------------
TOTAL LIABILITIES                                          22
                                              ---------------

NET ASSETS                                    $       110,608
                                              ===============

NET ASSETS CONSIST OF:
Paid-in capital                               $        93,389
Undistributed net investment income                     6,336
Accumulated net realized gain on
investments                                             1,470
Net unrealized appreciation on investments              9,413
                                              ===============
                                              $       110,608
                                              ===============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                           8,240
                                              ===============

NET ASSET VALUE PER SHARE                     $         13.42
                                              ===============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $         6,446
                                              ---------------

EXPENSES
  Advisory fees                                           110
                                              ---------------
TOTAL EXPENSES                                            110
                                              ---------------
NET INVESTMENT INCOME                                   6,336
                                              ---------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                        1,607
Net change in unrealized appreciation
  on investments                                        8,624
                                              ---------------
NET REALIZED AND UNREALIZED GAINS                      10,231
                                              ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $        16,567
                                              ===============


                     See notes to the financial statements.

JNL/S&P MODERATE GROWTH SERIES I

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 9,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $       6,336   $         428
  Net realized gain (loss) on investments ......................................                         1,607            (137)
  Net change in unrealized appreciation on investments .........................                         8,624             789
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                        16,567           1,080
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                          (428)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                          (428)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        91,407          13,291
  Reinvestment of distributions ................................................                           428              --
  Cost of shares redeemed ......................................................                        (9,978)         (1,759)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                        81,857          11,532
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                        97,996          12,612

NET ASSETS BEGINNING OF PERIOD .................................................                        12,612              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $     110,608   $      12,612
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $       6,336   $         428
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                         7,850           1,377
     Reinvestment of distributions .............................................                            32              --
     Shares redeemed ...........................................................                          (828)           (191)
                                                                                                 --------------  --------------
     Net increase ..............................................................                         7,054           1,186
                                                                                                 ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $      96,909   $      14,500
     Proceeds from sales of securities .........................................                         9,443           2,538

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

JNL/S&P MODERATE GROWTH SERIES I

Financial Highlights


                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 9,
                                                                                                   YEAR ENDED      1998* TO
                                                                                                  DECEMBER 31,   DECEMBER 31,
                                                                                                      1999           1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $       10.63   $       10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                          0.46            0.36
  Net realized and unrealized gains on investments .............................                          2.38            0.27
                                                                                                 --------------- ---------------
  Total income from operations .................................................                          2.84            0.63
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                         (0.05)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
  Total distributions ..........................................................                         (0.05)             --
                                                                                                 --------------- ---------------
  Net increase .................................................................                          2.79            0.63
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD .................................................                 $       13.42   $       10.63
                                                                                                 =============== ===============

TOTAL RETURN (A) ...............................................................                         26.74%           6.30%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $     110,608   $      12,612
  Ratio of expenses to average net assets (b) ..................................                          0.20%           0.20%
  Ratio of net investment income to average net assets (b) .....................                         11.55%          13.74%
  Portfolio turnover ...........................................................                         17.15%          57.96%

--------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                       JNL/S&P AGGRESSIVE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Aggressive Growth Series I seeks as its investment objective capital growth. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 85% and 95% of its assets to Series that invest primarily in equity securities and 5% to 15% to Series that invest primarily in fixed income securities.

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 35.38%, compared with 9.13% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P AGGRESSIVE GROWTH SERIES I AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                              JNL/S&P AGGRESSIVE GROWTH SERIES    S&P MICROPAL ASSET ALLOCATION
                                                                             I                   USA BALANCED FUNDS SECTOR INDEX
                                                              --------------------------------   -------------------------------
4/08/1998                                                                  10000                              10000
6/30                                                                       10230                              10121
9/30                                                                        8960                               9473
12/31/1998                                                                 10880                              10545
3/31                                                                       11631                              10646
6/30                                                                       12472                              11122
9/30                                                                       11991                              10666
12/31/1999                                                                 14729                              11508

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           35.38%
                       Since inception*........                           25.02%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 8, 1998.

JNL/S&P AGGRESSIVE GROWTH SERIES I
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)

Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $36,573)                    $
                                                     41,300
Receivable:
  Fund shares sold                                       41
                                              --------------
                                              --------------
TOTAL ASSETS                                         41,341
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                           6
  Fund shares redeemed                                    6
                                              --------------
                                              --------------
TOTAL LIABILITIES                                        12
                                              --------------

NET ASSETS                                    $
                                                     41,329
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $
                                                     33,453
Undistributed net investment income                   2,448
Accumulated net realized gain on                        701
investments
Net unrealized appreciation on investments            4,727
                                              --------------
                                              $
                                                     41,329
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                         2,813
                                              ==============

NET ASSET VALUE PER SHARE                     $
                                              14.69
                                              ==============




















Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $
                                                      2,484
                                              --------------

EXPENSES
  Advisory fees                                          36
                                              --------------
TOTAL EXPENSES                                           36
                                              --------------
NET INVESTMENT INCOME                                 2,448
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                        821
Net change in unrealized appreciation
  on investments                                      4,324
                                              --------------
NET REALIZED AND UNREALIZED GAINS                     5,145
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $
                                                      7,593
                                              ==============



                     See notes to the financial statements.

JNL/S&P AGGRESSIVE GROWTH SERIES I

Statements of Changes in Net Assets
(in thousands)


                                                                                                                  PERIOD FROM
                                                                                                                    APRIL 8,
                                                                                                   YEAR ENDED       1998* TO
                                                                                                  DECEMBER 31,    DECEMBER 31,
                                                                                                      1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $       2,448   $         109
  Net realized gain (loss) on investments ......................................                           821            (120)
  Net change in unrealized appreciation on investments .........................                         4,324             403
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         7,593             392
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                          (109)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                          (109)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        32,211           6,129
  Reinvestment of distributions ................................................                           109              --
  Cost of shares redeemed ......................................................                        (2,900)         (2,096)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                        29,420           4,033
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                        36,904           4,425

NET ASSETS BEGINNING OF PERIOD .................................................                         4,425              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $      41,329   $       4,425
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $       2,448   $         109
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                         2,625             624
     Reinvestment of distributions .............................................                             7              --
     Shares redeemed ...........................................................                          (226)           (217)
                                                                                                 --------------  --------------
     Net increase ..............................................................                         2,406             407
                                                                                                 ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $      36,638   $       6,718
     Proceeds from sales of securities .........................................                         4,909           2,575

--------------------------------------------------------------------------------
*    Commencement of operations.



                     See notes to the financial statements.

JNL/S&P AGGRESSIVE GROWTH SERIES I

Financial Highlights

                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 8,
                                                                                                    YEAR ENDED        1998* TO
                                                                                                   DECEMBER 31,     DECEMBER 31,
                                                                                                       1999             1998
                                                                                                 ----------------- -----------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $       10.88     $      10.00
                                                                                                 ----------------- -----------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                          0.64              0.27
  Net realized and unrealized gains on investments .............................                          3.21              0.61
                                                                                                 ----------------- -----------------
  Total income from operations .................................................                          3.85              0.88
                                                                                                 ----------------- -----------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                         (0.04)               --
  From net realized gains on investment transactions ...........................                            --                --
                                                                                                 ----------------- -----------------
  Total distributions ..........................................................                         (0.04)               --
                                                                                                 ----------------- -----------------
  Net increase .................................................................                          3.81              0.88
                                                                                                 ----------------- -----------------

NET ASSET VALUE, END OF PERIOD .................................................                 $       14.69     $       10.88
                                                                                                 ================= =================

TOTAL RETURN (A) ...............................................................                         35.38%             8.80%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $      41,329     $       4,425
  Ratio of expenses to average net assets (b) ..................................                          0.20%             0.20%
  Ratio of net investment income to average net assets (b) .....................                         13.46%             7.34%
  Portfolio turnover ...........................................................                         26.50%           126.18%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       JNL/S&P VERY AGGRESSIVE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Very Aggressive Growth Series I seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that invest primarily in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 48.86%, compared with 9.14% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P VERY AGGRESSIVE GROWTH SERIES I AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                               JNL/S&P VERY AGGRESSIVE GROWTH     S&P MICROPAL ASSET ALLOCATION
                                                                          SERIES I               USA BALANCED FUNDS SECTOR INDEX
                                                               ------------------------------    -------------------------------
4/01/1998                                                                 10000.00                           10000.00
6/30                                                                      10340.00                           10116.00
9/30                                                                       9000.00                            9468.00
12/31/1998                                                                11190.00                           10540.00
3/31                                                                      12200.00                           10641.00
6/30                                                                      13170.00                           11117.00
9/30                                                                      12649.00                           10661.00
12/31/1999                                                                16658.00                           11503.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           48.86%
                       Since inception*........                           33.84%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 1, 1998.

JNL/S&P VERY AGGRESSIVE GROWTH SERIES I
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $21,011)                    $      23,614
                                              --------------
TOTAL ASSETS                                         23,614
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                           4
  Fund shares redeemed                                   22
                                              --------------
TOTAL LIABILITIES                                        26
                                              --------------

NET ASSETS                                    $      23,588
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $      18,263
Undistributed net investment income                   1,528
Accumulated net realized gain on
investments                                           1,194
Net unrealized appreciation on investments            2,603
                                              --------------
                                              $      23,588
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                         1,420
                                              ==============

NET ASSET VALUE PER SHARE                     $       16.61
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $       1,546
                                              --------------

EXPENSES
  Advisory fees                                          18
                                              --------------
TOTAL EXPENSES                                           18
                                              --------------
NET INVESTMENT INCOME                                 1,528
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                      1,194
Net change in unrealized appreciation
  on investments                                      2,372
                                              --------------
NET REALIZED AND UNREALIZED GAINS                     3,566
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $       5,094
                                              ==============


                     See notes to the financial statements.

JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 1,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $       1,528   $          52
  Net realized gain on investments .............................................                         1,194              15
  Net change in unrealized appreciation on investments .........................                         2,372             230
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         5,094             297
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (52)             --
  From net realized gains on investment transactions ...........................                           (15)             --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                           (67)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        29,471           3,155
  Reinvestment of distributions ................................................                            67              --
  Cost of shares redeemed ......................................................                       (13,418)         (1,011)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                        16,120           2,144
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                        21,147           2,441

NET ASSETS BEGINNING OF PERIOD .................................................                         2,441              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $      23,588   $       2,441
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $       1,528   $          52
                                                                                                 =============== ===============


(1)SHARE TRANSACTIONS:

  Shares sold ..................................................................                         2,214             315
  Reinvestment of distributions ................................................                             4              --
  Shares redeemed ..............................................................                        (1,016)            (97)
                                                                                                 --------------  --------------
  Net increase .................................................................                         1,202             218
                                                                                                 ==============  ==============

PURCHASES AND SALES OF INVESTMENT SECURITIES (EXCLUDING SHORT-TERM SECURITIES):

  Purchases of securities ......................................................                 $      30,689   $       3,639
  Proceeds from sales of securities ............................................                        13,083           1,443

--------------------------------------------------------------------------------
*    Commencement of operations.


                     See notes to the financial statements.

JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

Financial Highlights


                                                                                                                   PERIOD FROM
                                                                                                                    APRIL 1,
                                                                                                   YEAR ENDED       1998* TO
                                                                                                  DECEMBER 31,    DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------- ---------------
  SELECTED PER SHARE DATA

  NET ASSET VALUE, BEGINNING OF PERIOD .........................................                  $      11.19    $      10.00
                                                                                                  --------------- ---------------
  INCOME FROM OPERATIONS:
    Net investment income ......................................................                          0.88            0.24
    Net realized and unrealized gains on investments ...........................                          4.59            0.95
                                                                                                  --------------- ---------------
    Total income from operations ...............................................                          5.47            1.19
                                                                                                  --------------- ---------------

  LESS DISTRIBUTIONS:
    From net investment income .................................................                         (0.04)             --
    From net realized gains on investment transactions .........................                         (0.01)             --
                                                                                                  --------------- ---------------
    Total distributions ........................................................                         (0.05)             --
                                                                                                  ---------------  ---------------
    Net increase ...............................................................                          5.42            1.19
                                                                                                  --------------- ---------------

  NET ASSET VALUE, END OF PERIOD ...............................................                  $      16.61    $      11.19
                                                                                                  =============== ===============

  TOTAL RETURN (A) .............................................................                         48.86%          11.90%

  RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands) ...................................                  $     23,588    $      2,441
    Ratio of expenses to average net assets (b) ................................                          0.20%           0.20%
    Ratio of net investment income to average net assets (b) ...................                         16.71%           5.73%
    Portfolio turnover .........................................................                        141.89%         121.03%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       JNL/S&P EQUITY GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Equity Growth Series I seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 43.19%, compared with 9.13% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P EQUITY GROWTH SERIES I AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                                                                  S&P MICROPAL ASSET ALLOCATION
                                                               JNL/S&P EQUITY GROWTH SERIES I    USA BALANCED FUNDS SECTOR INDEX
                                                               ------------------------------    -------------------------------
4/13/1998                                                                  10000                              10000
6/30                                                                        9970                              10121
9/30                                                                        8630                               9473
12/31/1998                                                                 10640                              10545
3/31                                                                       11369                              10646
6/30                                                                       12359                              11122
9/30                                                                       11938                              10666
12/31/1999                                                                 15235                              11508

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           43.19%
                       Since inception*........                           27.72%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998.

JNL/S&P EQUITY GROWTH SERIES I
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $52,393)                    $      60,737
Receivable:
  Fund shares sold                                      164
                                              --------------
TOTAL ASSETS                                         60,901
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                           9
  Fund shares redeemed                                   13
                                              --------------
TOTAL LIABILITIES                                        22
                                              --------------

NET ASSETS                                    $      60,879
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $      47,666
Undistributed net investment income                   3,528
Accumulated net realized gain on
investments                                           1,341
Net unrealized appreciation on investments            8,344
                                              --------------
                                              $      60,879
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                         4,002
                                              ==============

NET ASSET VALUE PER SHARE                     $       15.21
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $       3,578
                                              --------------

EXPENSES
  Advisory fees                                          50
                                              --------------
TOTAL EXPENSES                                           50
                                              --------------
NET INVESTMENT INCOME                                 3,528
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                      1,400
Net change in unrealized appreciation
  on investments                                      7,866
                                              --------------
NET REALIZED AND UNREALIZED GAINS                     9,266
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $      12,794
                                              ==============


                     See notes to the financial statements.

JNL/S&P EQUITY GROWTH SERIES I

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $       3,528   $          98
  Net realized gain (loss) on investments ......................................                         1,400             (59)
  Net change in unrealized appreciation on investments .........................                         7,866             478
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                        12,794             517
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (98)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                           (98)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        50,984           4,947
  Reinvestment of distributions ................................................                            98              --
  Cost of shares redeemed ......................................................                        (7,934)           (429)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                        43,148           4,518
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                        55,844           5,035

NET ASSETS BEGINNING OF PERIOD .................................................                         5,035              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $      60,879   $       5,035
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $       3,528   $          98
                                                                                                 =============== ===============


(1)SHARE TRANSACTIONS:

  Shares sold ..................................................................                         4,163             521
  Reinvestment of distributions ................................................                             6              --
  Shares redeemed ..............................................................                          (640)            (48)
                                                                                                 --------------  --------------
  Net increase .................................................................                         3,529             473
                                                                                                 ==============  ==============

PURCHASES AND SALES OF INVESTMENT SECURITIES (EXCLUDING SHORT-TERM SECURITIES):

  Purchases of securities ......................................................                 $      55,329   $       6,047
  Proceeds from sales of securities ............................................                         8,894           1,431

--------------------------------------------------------------------------------
*    Commencement of operations.



                     See notes to the financial statements.

JNL/S&P EQUITY GROWTH SERIES I

Financial Highlights

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $       10.64   $       10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                          0.70            0.21
  Net realized and unrealized gains on investments .............................                          3.89            0.43
                                                                                                 --------------- ---------------
  Total income from operations .................................................                          4.59            0.64
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                         (0.02)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
  Total distributions ..........................................................                         (0.02)             --
                                                                                                 --------------- ---------------
  Net increase .................................................................                          4.57            0.64
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD .................................................                 $       15.21   $       10.64
                                                                                                 =============== ===============

TOTAL RETURN (A) ...............................................................                         43.19%           6.40%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $       60,879  $       5,035
  Ratio of expenses to average net assets (b) ..................................                          0.20%           0.20%
  Ratio of net investment income to average net assets (b) .....................                         14.02%           6.93%
  Portfolio turnover ...........................................................                         34.62%          72.69%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Equity Aggressive Growth Series I seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 45.25%, compared with 9.14% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.
The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                                 JNL/S&P EQUITY AGGRESSIVE        S&P MICROPAL ASSET ALLOCATION
                                                                      GROWTH SERIES I            USA BALANCED FUNDS SECTOR INDEX
                                                                 -------------------------       -------------------------------
4/15/1998                                                                  10000                              10000
6/30                                                                       10070                              10121
9/30                                                                        8700                               9473
12/31/1998                                                                 10750                              10545
3/31                                                                       11580                              10646
6/30                                                                       12500                              11122
9/30                                                                       12140                              10666
12/31/1999                                                                 15615                              11581

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           45.25%
                       Since inception*........                           29.67%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 15, 1998.

JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $15,881)                    $      18,705
                                              --------------
TOTAL ASSETS                                         18,705
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                           3
  Fund shares redeemed                                   22
                                              --------------
TOTAL LIABILITIES                                        25
                                              --------------

NET ASSETS                                    $      18,680
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $      14,053
Undistributed net investment income                   1,134
Accumulated net realized gain on
investments                                             669
Net unrealized appreciation on investments            2,824
                                              ==============
                                              $      18,680
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                         1,200
                                              ==============

NET ASSET VALUE PER SHARE                     $       15.56
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $       1,151
                                              --------------

EXPENSES
  Advisory fees                                          17
                                              --------------
TOTAL EXPENSES                                           17
                                              --------------
NET INVESTMENT INCOME                                 1,134
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                        708
Net change in unrealized appreciation
  on investments                                      2,499
                                              --------------
NET REALIZED AND UNREALIZED GAINS                     3,207
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $       4,341
                                              ==============


                     See notes to the financial statements.

JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 15,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $       1,134   $          64
  Net realized gain (loss) on investments ......................................                           708             (39)
  Net change in unrealized appreciation on investments .........................                         2,499             325
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         4,341             350
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (64)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                           (64)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                        14,331           3,189
  Reinvestment of distributions ................................................                            64              --
  Cost of shares redeemed ......................................................                        (3,230)           (301)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                        11,165           2,888
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                        15,442           3,238

NET ASSETS BEGINNING OF PERIOD .................................................                         3,238              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $      18,680   $       3,238
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $       1,134   $          64
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                         1,152             335
     Reinvestment of distributions .............................................                             4              --
     Shares redeemed ...........................................................                          (257)            (34)
                                                                                                 --------------  --------------
     Net increase ..............................................................                           899             301
                                                                                                 ==============  ==============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $      15,783   $       3,806
     Proceeds from sales of securities .........................................                         3,523             854

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

Financial Highlights


                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 15,
                                                                                                   YEAR ENDED         1998* TO
                                                                                                  DECEMBER 31,      DECEMBER 31,
                                                                                                      1999              1998
                                                                                                 ----------------- -----------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $       10.75     $       10.00
                                                                                                 ----------------- -----------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                          0.79              0.21
  Net realized and unrealized gains on investments .............................                          4.07              0.54
                                                                                                 ----------------- -----------------
  Total income from operations .................................................                          4.86              0.75
                                                                                                 ----------------- -----------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                         (0.05)               --
  From net realized gains on investment transactions ...........................                            --                --
                                                                                                 ----------------- -----------------
  Total distributions ..........................................................                         (0.05)               --
                                                                                                 ----------------- -----------------
  Net increase .................................................................                          4.81              0.75
                                                                                                 ----------------- -----------------

NET ASSET VALUE, END OF PERIOD .................................................                 $       15.56     $       10.75
                                                                                                 ================= =================

TOTAL RETURN (A) ...............................................................                         45.25%             7.50%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $      18,680     $      3,238
  Ratio of expenses to average net assets (b) ..................................                          0.20%             0.20%
  Ratio of net investment income to average net assets (b) .....................                         13.54%             7.01%
  Portfolio turnover ...........................................................                         41.60%            67.88%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       JNL/S&P CONSERVATIVE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Conservative Growth Series II seeks as its investment objective capital growth and current income. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 60% to 70% of its assets to Series that invest primarily in equity securities and 30% to 40% to Series that invest in fixed income securities.

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 16.14%, compared with 4.17% for its benchmark, the S&P Micropal Asset Allocation USA Income Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P CONSERVATIVE GROWTH SERIES II AND THE
S&P MICROPAL ASSET ALLOCATION USA INCOME FUNDS SECTOR INDEX

[LINE GRAPH]

                                                                JNL/S&P CONSERVATIVE GROWTH       S&P MICROPAL ASSET ALLOCATION
                                                                         SERIES II                USA INCOME FUNDS SECTOR INDEX
                                                                ---------------------------       -----------------------------
4/13/1998                                                                  10000                              10000
6/30                                                                        9900                              10095
9/30                                                                        8990                               9629
12/31/1998                                                                  9540                              10277
3/31                                                                        9800                              10230
6/30                                                                       10200                              10513
9/30                                                                        9830                              10316
12/31/1999                                                                 11079                              10706

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           16.14%
                       Since inception*........                            6.14%

                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998.

JNL/S&P CONSERVATIVE GROWTH SERIES II
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31,1999

ASSETS
Investments (cost $6,171)                     $        6,514
                                              --------------
TOTAL ASSETS                                           6,514
                                              --------------

LIABILITIES
Payable:
  Advisory fees                                            1
                                              --------------
TOTAL LIABILITIES                                          1
                                              --------------

NET ASSETS                                    $        6,513
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $        6,420
Undistributed net investment income                      260
Accumulated net realized loss on
investments                                             (510)
Net unrealized appreciation on investments               343
                                              --------------
                                              $        6,513
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                            591
                                              ==============

NET ASSET VALUE PER SHARE                     $        11.01
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $          268
                                              --------------

EXPENSES
  Advisory fees                                            8
                                              --------------
TOTAL EXPENSES                                             8
                                              --------------
NET INVESTMENT INCOME                                    260
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                         184
Net change in unrealized appreciation
  on investments                                         278
                                              --------------
NET REALIZED AND UNREALIZED GAINS                        462
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $          722
                                              ==============



                     See notes to the financial statements.

JNL/S&P CONSERVATIVE GROWTH SERIES II

Statements of Changes in Net Assets
(in thousands)

                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 13,
                                                                                                     YEAR ENDED       1998* TO
                                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                                        1999            1998
                                                                                                    --------------- ---------------

 OPERATIONS
   Net investment income .......................................................                  $         260   $          41
   Net realized gain (loss) on investments .....................................                            184            (694)
   Net change in unrealized appreciation on investments ........................                            278              65
                                                                                                  --------------- ---------------
 NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........................                            722            (588)
                                                                                                  --------------- ---------------

 DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ..................................................                            (41)             --
   From net realized gains on investment transactions ..........................                             --              --
                                                                                                  --------------- ---------------
 TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................                            (41)             --
                                                                                                  --------------- ---------------

 SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares ............................................                          5,743           9,899
   Reinvestment of distributions ...............................................                             41              --
   Cost of shares redeemed .....................................................                         (1,653)         (7,610)
                                                                                                  --------------- ---------------
 NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS ............................                          4,131           2,289
                                                                                                  --------------- ---------------

 NET INCREASE IN NET ASSETS ....................................................                          4,812           1,701

 NET ASSETS BEGINNING OF PERIOD ................................................                          1,701              --
                                                                                                  --------------- ---------------

 NET ASSETS END OF PERIOD ......................................................                  $       6,513   $       1,701
                                                                                                  =============== ===============

 UNDISTRIBUTED NET INVESTMENT INCOME ...........................................                  $         260   $          41
                                                                                                  =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                            573           1,046
     Reinvestment of distributions .............................................                              4               -
     Shares redeemed ...........................................................                           (164)           (868)
                                                                                                  --------------- ---------------
     Net increase ..............................................................                            413             178
                                                                                                  =============== ===============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                  $       6,546   $      11,217
     Proceeds from sales of securities .........................................                          2,196           8,887

--------------------------------------------------------------------------------
*    Commencement of operations.



                     See notes to the financial statements.

JNL/S&P CONSERVATIVE GROWTH SERIES II

Financial Highlights

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                   YEAR ENDED       1998* TO
                                                                                                  DECEMBER 31,    DECEMBER 31,
                                                                                                      1999            1998
                                                                                                  --------------  --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                  $        9.54   $        10.00
                                                                                                  --------------  --------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                           0.28             0.23
  Net realized and unrealized gain (loss) on investments .......................                           1.26            (0.69)
                                                                                                  --------------  --------------
  Total income (loss) from operations ..........................................                           1.54            (0.46)
                                                                                                  --------------  --------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                          (0.07)              --
  From net realized gains on investment transactions ...........................                             --               --
                                                                                                  --------------  --------------
  Total distributions ..........................................................                          (0.07)              --
                                                                                                  --------------  --------------
  Net increase (decrease) ......................................................                           1.47            (0.46)
                                                                                                  --------------  --------------

NET ASSET VALUE, END OF PERIOD .................................................                  $       11.01   $         9.54
                                                                                                  ==============  ==============

TOTAL RETURN (A) ...............................................................                          16.14%           (4.60)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                  $       6,513   $        1,701
  Ratio of expenses to average net assets (b) ..................................                           0.20%            0.20%
  Ratio of net investment income to average net assets (b) .....................                           6.57%            2.29%
  Portfolio turnover ...........................................................                          55.32%          369.99%

--------------------------------------------------------------------------------
   *      Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b) Annualized for periods less than one year.


                     See notes to the financial statements.

                       JNL/S&P MODERATE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Moderate Growth Series II seeks as its investment objective capital growth and current income. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 70% and 80% of its assets to Series that invest primarily in equity securities and 20% to 30% to Series that invest in fixed income securities.

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 22.77%, compared with 9.13% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P MODERATE GROWTH SERIES II AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                              JNL/S&P MODERATE GROWTH SERIES    S&P MICROPAL ASSET ALLOCATION
                                                                             II                  USA BALANCED FUNDS SECTOR INDEX
                                                              --------------------------------   -------------------------------
4/13/1998                                                                  10000                              10000
6/30                                                                        9850                              10121
9/30                                                                        8540                               9473
12/31/1998                                                                 10050                              10545
3/31                                                                       10479                              10646
6/30                                                                       11289                              11122
9/30                                                                       10759                              10666
12/31/1999                                                                 12937                              11508

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           22.77%
                       Since inception*........                           14.10%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998.

JNL/S&P MODERATE GROWTH SERIES II
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $9,465)                     $       10,438
Receivable:
  Fund shares sold                                        13
                                              --------------
TOTAL ASSETS                                          10,451
                                              --------------

LIABILITIES
Payable:
  Advisory fees                                            1
                                              --------------
TOTAL LIABILITIES                                          1
                                              --------------

NET ASSETS                                    $       10,450
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $        8,816
Undistributed net investment income                      385
Accumulated net realized gain on
investments                                              276
Net unrealized appreciation on investments               973
                                              ==============
                                              $       10,450
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                            837
                                              ==============

NET ASSET VALUE PER SHARE                     $        12.49
                                              ==============



Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $          397
                                              --------------

EXPENSES
  Advisory fees                                           12
                                              --------------
TOTAL EXPENSES                                            12
                                              --------------
NET INVESTMENT INCOME                                    385
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                         290
Net change in unrealized appreciation
  on investments                                         812
                                              --------------
NET REALIZED AND UNREALIZED GAINS                      1,102
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $        1,487
                                              ==============


                     See notes to the financial statements.

JNL/S&P MODERATE GROWTH SERIES II

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $         385   $          47
  Net realized gain (loss) on investments ......................................                           290             (14)
  Net change in unrealized appreciation on investments .........................                           812             161
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                         1,487             194
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                           (47)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                           (47)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         7,717           4,027
  Reinvestment of distributions ................................................                            47              --
  Cost of shares redeemed ......................................................                        (1,610)         (1,365)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         6,154           2,662
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                         7,594           2,856

NET ASSETS BEGINNING OF PERIOD .................................................                         2,856              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $      10,450   $       2,856
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $         385   $          47
                                                                                                 =============== ===============


 (1)SHARE TRANSACTIONs:

   Shares sold .................................................................                           699             417
   Reinvestment of distributions ...............................................                             4              --
   Shares redeemed .............................................................                          (145)           (138)
                                                                                                 --------------- ---------------
   Net increase ................................................................                           558             279
                                                                                                 =============== ===============

 PURCHASES AND SALES OF INVESTMENT SECURITIES (EXCLUDING SHORT-TERM SECURITIES):

   Purchases of securities .....................................................                 $       8,886  $        4,316
   Proceeds from sales of securities ...........................................                         2,405           1,608

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

JNL/S&P MODERATE GROWTH SERIES II

Financial Highlights

                                                                                                                   PERIOD FROM
                                                                                                                    APRIL 13,
                                                                                                                     1998* TO
                                                                                                    YEAR ENDED
                                                                                                                   DECEMBER 31,
                                                                                                     DECEMBER
                                                                                                       31,
                                                                                                                       1998
                                                                                                       1999
                                                                                                   --------------  --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                   $     10.22     $     10.00
                                                                                                   --------------  --------------
INCOME FROM OPERATIONS:
   Net investment income .......................................................                          0.35            0.17
   Net realized and unrealized gain on investments .............................                          1.98            0.05
                                                                                                   -------------- --------------
   Total income from operations ................................................                          2.33            0.22
                                                                                                   --------------  --------------

LESS DISTRIBUTIONS:
   From net investment income ..................................................                         (0.06)             --
   From net realized gains on investment transactions ..........................                            --              --
                                                                                                   --------------  --------------
   Total distributions .........................................................                         (0.06)             --
                                                                                                   --------------  --------------
   Net increase ................................................................                          2.27            0.22
                                                                                                   --------------  --------------

NET ASSET VALUE, END OF PERIOD .................................................                   $     12.49     $     10.22
                                                                                                   ==============  ==============

TOTAL RETURN (A) ...............................................................                         22.77%           2.20%

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....................................                   $    10,450     $    2,856
   Ratio of expenses to average net assets (b) .................................                          0.20%           0.20%
   Ratio of net investment income to average net assets (b) ....................                          6.14%           4.09%
   Portfolio turnover ..........................................................                         38.38%         103.28%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       JNL/S&P AGGRESSIVE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Aggressive Growth Series II seeks as its investment objective capital growth. The Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 85% and 95% of its assets to Series that invest primarily in equity securities and 5% to 15% to Series that invest in fixed income securities.

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 28.66%, compared with 9.13% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P AGGRESSIVE GROWTH SERIES II AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                              JNL/S&P AGGRESSIVE GROWTH SERIES    S&P MICROPAL ASSET ALLOCATION
                                                                             II                  USA BALANCED FUNDS SECTOR INDEX
                                                              --------------------------------   -------------------------------
4/13/1998                                                                  10000                              10000
6/30                                                                        9850                              10121
9/30                                                                        8540                               9473
12/31/1998                                                                 10050                              10545
3/31                                                                       10479                              10646
6/30                                                                       11289                              11122
9/30                                                                       10759                              10666
12/31/1999                                                                 12937                              11508

                       AVERAGE ANNUAL
                       TOTAL RETURN
                       1 year..................                           28.66%
                       Since inception*........                           16.11%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998.

JNL/S&P AGGRESSIVE GROWTH SERIES II
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $3,030)                     $        3,371
Receivable:
  Fund shares sold                                         9
                                              --------------
TOTAL ASSETS                                           3,380
                                              --------------

LIABILITIES
Payable:
  Advisory fees                                            1
                                              --------------
TOTAL LIABILITIES                                          1
                                              --------------

NET ASSETS                                    $        3,379
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $        2,849
Undistributed net investment income                      131
Accumulated net realized gain on
investments                                               58
Net unrealized appreciation on investments               341
                                              ==============
                                              $        3,379
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                            261
                                              ==============

NET ASSET VALUE PER SHARE                     $        12.92
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $          134
                                              --------------

EXPENSES
  Advisory fees                                            3
                                              --------------
TOTAL EXPENSES                                             3
                                              --------------
NET INVESTMENT INCOME                                    131
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                          64
Net change in unrealized appreciation
  on investments                                         330
                                              --------------
NET REALIZED AND UNREALIZED GAINS                        394
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $          525
                                              ==============


                     See notes to the financial statements.

JNL/S&P AGGRESSIVE GROWTH SERIES II

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $         131   $           3
  Net realized gain (loss) on investments ......................................                            64              (6)
  Net change in unrealized appreciation on investments .........................                           330              11
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                           525               8
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                            (3)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                            (3)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         3,316             520
  Reinvestment of distributions ................................................                             3              --
  Cost of shares redeemed ......................................................                          (729)           (261)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         2,590             259
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                         3,112             267

NET ASSETS BEGINNING OF PERIOD .................................................                           267              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $       3,379   $         267
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $         131   $           3
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                           300              53
     Reinvestment of distributions .............................................                            --              --
     Shares redeemed ...........................................................                           (66)            (26)
                                                                                                 --------------- ---------------
     Net increase ..............................................................                           234              27
                                                                                                 =============== ===============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $       3,896   $         548
     Proceeds from sales of securities .........................................                         1,186             287

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

JNL/S&P AGGRESSIVE GROWTH SERIES II

Financial Highlights

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $       10.05           10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                          0.41            0.10
  Net realized and unrealized gain (loss) on investments .......................                          2.47            (0.05)
                                                                                                 --------------- ---------------
  Total income from operations .................................................                          2.88            0.05
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                         (0.01)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
  Total distributions ..........................................................                         (0.01)             --
                                                                                                 --------------- ---------------
  Net increase .................................................................                          2.87            0.05
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD .................................................                 $       12.92   $       10.05
                                                                                                 =============== ===============

TOTAL RETURN (A) ...............................................................                         28.66%           0.50%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $       3,379   $         267
  Ratio of expenses to average net assets (b) ..................................                          0.20%           0.20%
  Ratio of net investment income to average net assets (b) .....................                          7.97%           2.19%
  Portfolio turnover ...........................................................                         72.67%          165.71%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       JNL/S&P VERY AGGRESSIVE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Very Aggressive Growth Series II seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 42.42%, compared with 9.13% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P VERY AGGRESSIVE GROWTH SERIES II AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                               JNL/S&P VERY AGGRESSIVE GROWTH     S&P MICROPAL ASSET ALLOCATION
                                                                         SERIES II               USA BALANCED FUNDS SECTOR INDEX
                                                               ------------------------------    -------------------------------
4/13/1998                                                                  10000                              10000
6/30                                                                       10150                              10121
9/30                                                                        8740                               9473
12/31/1998                                                                 10800                              10545
3/31                                                                       11550                              10646
6/30                                                                       12500                              11122
9/30                                                                       12150                              10666
12/31/1999                                                                 15381                              11508

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           42.42%
                       Since inception*........                           28.44%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998.

JNL/S&P VERY AGGRESSIVE GROWTH SERIES II
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)




Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $2,755)                    $       3,114
Receivable:
  Fund shares sold                                       9
                                             ---------------
TOTAL ASSETS                                         3,123
                                             ---------------

LIABILITIES
Payable:
  Advisory fees                                          1
                                             ---------------
TOTAL LIABILITIES                                        1
                                             ---------------

NET ASSETS                                   $       3,122
                                             ===============

NET ASSETS CONSIST OF:
Paid-in capital                              $       2,482
Undistributed net investment income                    127
Accumulated net realized gain on
investments                                            154
Net unrealized appreciation on investments             359
                                             ===============
                                             $       3,122
                                             ===============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                          203
                                             ===============

NET ASSET VALUE PER SHARE                    $       15.37
                                             ===============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                  $         130
                                             ---------------

EXPENSES
  Advisory fees                                          3
                                             ---------------
TOTAL EXPENSES                                           3
                                             ---------------
NET INVESTMENT INCOME                                  127
                                             ---------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                       154
Net change in unrealized appreciation
  on investments                                       338
                                             ---------------
NET REALIZED AND UNREALIZED GAINS                      492
                                             ---------------

NET INCREASE IN NET ASSETS
FROM OPERATIONS                              $         619
                                             ===============


                     See notes to the financial statements.

JNL/S&P VERY AGGRESSIVE GROWTH SERIES II

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $         127   $           1
  Net realized gain on investments .............................................                           154               1
  Net change in unrealized appreciation on investments .........................                           338              21
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                           619              23
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                            (1)             --
  From net realized gains on investment transactions ...........................                            (1)             --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                            (2)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         4,245             401
  Reinvestment of distributions ................................................                             2              --
  Cost of shares redeemed ......................................................                        (1,897)           (269)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         2,350             132
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                         2,967             155

NET ASSETS BEGINNING OF PERIOD .................................................                           155              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $       3,122   $         155
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $         127   $           1
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                           337              41
     Reinvestment of distributions .............................................                            --              --
     Shares redeemed ...........................................................                          (148)            (27)
                                                                                                 --------------- ---------------
     Net increase ..............................................................                           189              14
                                                                                                 =============== ===============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $       4,427   $         423
     Proceeds from sales of securities .........................................                         1,959             290

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

JNL/S&P VERY AGGRESSIVE GROWTH SERIES II

Financial Highlights


                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 13,
                                                                                                   YEAR ENDED         1998* TO
                                                                                                  DECEMBER 31,      DECEMBER 31,
                                                                                                      1999              1998
                                                                                                 ----------------- -----------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ..........................................                  $       10.80     $       10.00
                                                                                                 ----------------- -----------------
INCOME FROM OPERATIONS:
  Net investment income .......................................................                           0.57              0.07
  Net realized and unrealized gains on investments ............................                           4.01              0.73
                                                                                                 ----------------- -----------------
  Total income from operations ................................................                           4.58              0.80
                                                                                                 ----------------- -----------------

LESS DISTRIBUTIONS:
  From net investment income ..................................................                             --                --
  From net realized gains on investment transactions ..........................                          (0.01)               --
                                                                                                 ----------------- -----------------
  Total distributions .........................................................                          (0.01)               --
                                                                                                 ----------------- -----------------
  Net increase ................................................................                           4.57              0.80
                                                                                                 ----------------- -----------------

NET ASSET VALUE, END OF PERIOD ................................................                  $       15.37     $       10.80
                                                                                                 ================= =================

TOTAL RETURN (A) ..............................................................                          42.42%             8.00%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....................................                  $       3,122     $         155
  Ratio of expenses to average net assets (b) .................................                           0.20%             0.20%
  Ratio of net investment income to average net assets (b) ....................                           9.04%             0.91%
  Portfolio turnover ..........................................................                         145.99%           208.66%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                       JNL/S&P EQUITY GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Equity Growth Series II seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 36.29%, compared with 9.13% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P EQUITY GROWTH SERIES II AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                                                                  S&P MICROPAL ASSET ALLOCATION
                                                              JNL/S&P EQUITY GROWTH SERIES II    USA BALANCED FUNDS SECTOR INDEX
                                                              -------------------------------    -------------------------------
4/13/1998                                                                  10000                              10000
6/30                                                                        9800                              10121
9/30                                                                        8290                               9473
12/31/1998                                                                 10040                              10545
3/31                                                                       10670                              10646
6/30                                                                       11599                              11122
9/30                                                                       11099                              10666
12/31/1999                                                                 13683                              11508

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           36.29%
                       Since inception*........                           19.99%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998.

JNL/S&P EQUITY GROWTH SERIES II
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $4,221)                    $       4,727
Receivable:
  Fund shares sold                                      36
                                             ---------------
TOTAL ASSETS                                         4,763
                                             ---------------

LIABILITIES
Payables:
  Advisory fees                                          1
  Fund shares redeemed                                  29
                                             ---------------
TOTAL LIABILITIES                                       30
                                             ---------------

NET ASSETS                                   $       4,733
                                             ===============

NET ASSETS CONSIST OF:
Paid-in capital                              $       3,900
Undistributed net investment income                    196
Accumulated net realized gain on
investments                                            131
Net unrealized appreciation on investments             506
                                             ===============
                                             $       4,733
                                             ===============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                          346
                                             ===============

NET ASSET VALUE PER SHARE                    $       13.67
                                             ===============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                  $         200
                                             ---------------

EXPENSES
  Advisory fees                                          4
                                             ---------------
TOTAL EXPENSES                                           4
                                             ---------------
NET INVESTMENT INCOME                                  196
                                             ---------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                       141
Net change in unrealized appreciation
  on investments                                       443
                                             ---------------
NET REALIZED AND UNREALIZED GAINS                      584
                                             ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS   $         780
                                             ===============


                     See notes to the financial statements.

JNL/S&P EQUITY GROWTH SERIES II

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $         196   $           5
  Net realized gain (loss) on investments ......................................                           141             (10)
  Net change in unrealized appreciation on investments .........................                           443              63
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                           780              58
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                            (5)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                            (5)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         4,141             827
  Reinvestment of distributions ................................................                             5              --
  Cost of shares redeemed ......................................................                          (788)           (285)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                         3,358             542
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                         4,133             600

NET ASSETS BEGINNING OF PERIOD .................................................                           600              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $       4,733   $         600
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $         196   $           5
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                           356              89
     Reinvestment of distributions .............................................                            --              --
     Shares redeemed ...........................................................                           (70)            (29)
                                                                                                 --------------- ---------------
     Net increase ..............................................................                           286              60
                                                                                                 =============== ===============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $       4,639   $         951
     Proceeds from sales of securities .........................................                         1,097             404

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

JNL/S&P EQUITY GROWTH SERIES II

Financial Highlights

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                                                             $       10.04           10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income                                                                                   0.50            0.08
  Net realized and unrealized gain (loss) on investments                                                  3.14            (0.04)
                                                                                                 --------------- ---------------
  Total income from operations                                                                            3.64            0.04
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income                                                                             (0.01)             --
  From net realized gains on investment transactions                                                        --              --
                                                                                                 --------------- ---------------
  Total distributions                                                                                    (0.01)             --
                                                                                                 --------------- ---------------
  Net increase                                                                                            3.63            0.04
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD                                                                   $       13.67   $       10.04
                                                                                                 =============== ===============

TOTAL RETURN (A)                                                                                         36.29%           0.40%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                                                       $       4,733   $         600
  Ratio of expenses to average net assets (b)                                                             0.20%           0.20%
  Ratio of net investment income to average net assets (b)                                               10.87%           1.82%
  Portfolio turnover                                                                                     59.07%         121.14%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

                       JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, JOSHUA M. HARARI
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Equity Aggressive Growth Series II seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 1999, the Series returned 39.61%, compared with 9.13% for its benchmark, the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

The decision taken in the third quarter of 1998 to focus the equity portion of the allocation in investment Series that emphasize growth stocks continued to reward investors handsomely in 1999 as returns far exceeded the return of the Series' benchmark which is a peer group of asset allocation funds. These returns were achieved while maintaining a risk profile in line with the Series' investment objective.

The strong performance by growth stocks was sparked by advances in technology, telecommunications and information services stocks, as well as, by continued advances in an ever-narrowing group of large "super-cap" stocks. These stocks benefited from a momentum style of investing adopted by many investors. Successful advances repeatedly attracted waves of new investors leading to further gains. The continued outperformance by the largest companies resulted in the top ten stocks in the S&P 500 Index accounting for 25% of the capitalization of the index at year-end. In this investing environment, classic stock valuation methodology was put on the back burner by investors, contributing to the weak performance by value stocks.

The year also featured the global rush to resolve Y2K-related computer issues by year end. The absence of major problems with the arrival of the year 2000 was almost anti-climactic, but welcomed. The smooth transition to the new millennium bodes well for continued economic growth in the year ahead. Although spending to resolve Y2K issues is winding down, projects deferred while Y2K issues were being addressed should now go forward and pick up much of the slack.

The nascent economic recovery in Asia sparked favorable returns for foreign equity markets. Continued economic expansion abroad should offset slower growth in the U.S. as the Federal Reserve once again takes steps to keep inflation in check.

The Series remains positioned to participate in further market advances. Growth stocks continue to lead the market, as value plays remain out of favor. We remain confident that over the long term, a portfolio consistently weighted towards equities will provide superior returns and help investors meet their financial objectives. We are alert to the elements of speculative excess that crop up from time to time and are prepared to adjust the investment mix to protect the Series when deemed necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II AND THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX

[LINE GRAPH]

                                                              JNL/S&P EQUITY AGGRESSIVE GROWTH    S&P MICROPAL ASSET ALLOCATION
                                                                         SERIES II               USA BALANCED FUNDS SECTOR INDEX
                                                              -------------------------------    -------------------------------
4/13/1998                                                                  10000                              10000
6/30                                                                        9920                              10121
9/30                                                                        8470                               9473
12/31/1998                                                                 10360                              10545
3/31                                                                       11060                              10646
6/30                                                                       11970                              11122
9/30                                                                       11540                              10666
12/31/1999                                                                 14464                              11508

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           39.61%
                       Since inception*........                           23.92%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998.

JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $830)                       $         946
                                              --------------
TOTAL ASSETS                                            946
                                              --------------

LIABILITIES
Payables                                                 --
                                              --------------
TOTAL LIABILITIES                                        --
                                              --------------

NET ASSETS                                    $         946
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $         754
Undistributed net investment income                      39
Accumulated net realized gain on
investments                                              37
Net unrealized appreciation on investments              116
                                              ==============
                                              $         946
                                              ==============

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                            65
                                              ==============

NET ASSET VALUE PER SHARE                     $       14.44
                                              ==============


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME
  Dividends                                   $          40
                                              --------------

EXPENSES
  Advisory fees                                           1
                                              --------------
TOTAL EXPENSES                                            1
                                              --------------
NET INVESTMENT INCOME                                    39
                                              --------------

REALIZED AND UNREALIZED GAINS
Net realized gain on investments                         42
Net change in unrealized appreciation
  on investments                                         97
                                              --------------
NET REALIZED AND UNREALIZED GAINS                       139
                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS    $         178
                                              ==============


                     See notes to the financial statements.

JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II

Statements of Changes in Net Assets
(in thousands)

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------

OPERATIONS
  Net investment income ........................................................                 $          39   $           2
  Net realized gain (loss) on investments ......................................                            42              (6)
  Net change in unrealized appreciation on investments .........................                            97              20
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................                           178              16
                                                                                                 --------------- ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................................                            (2)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................                            (2)             --
                                                                                                 --------------- ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares .............................................                         1,449             445
  Reinvestment of distributions ................................................                             2              --
  Cost of shares redeemed ......................................................                          (905)           (237)
                                                                                                 --------------- ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS .............................                           546             208
                                                                                                 --------------- ---------------

NET INCREASE IN NET ASSETS .....................................................                           722             224

NET ASSETS BEGINNING OF PERIOD .................................................                           224              --
                                                                                                 --------------- ---------------

NET ASSETS END OF PERIOD .......................................................                 $         946   $         224
                                                                                                 =============== ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............................................                 $          39   $           2
                                                                                                 =============== ===============


   (1)SHARE TRANSACTIONs:

     Shares sold ...............................................................                           122              46
     Reinvestment of distributions .............................................                            --              --
     Shares redeemed ...........................................................                           (79)            (24)
                                                                                                 --------------- ---------------
     Net increase ..............................................................                            43              22
                                                                                                 =============== ===============

   PURCHASES  AND  SALES  OF   INVESTMENT   SECURITIES   (EXCLUDING   SHORT-TERM
     SECURITIES):

     Purchases of securities ...................................................                 $       1,582   $         476
     Proceeds from sales of securities .........................................                           999             266

--------------------------------------------------------------------------------
*    Commencement of operations.

                     See notes to the financial statements.

JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II

Financial Highlights

                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 13,
                                                                                                  YEAR ENDED       1998* TO
                                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                                     1999            1998
                                                                                                 --------------- ---------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ...........................................                 $       10.36   $       10.00
                                                                                                 --------------- ---------------
INCOME FROM OPERATIONS:
  Net investment income ........................................................                          0.54            0.07
  Net realized and unrealized gains on investments .............................                          3.56            0.29
                                                                                                 --------------- ---------------
  Total income from operations .................................................                          4.10            0.36
                                                                                                 --------------- ---------------

LESS DISTRIBUTIONS:
  From net investment income ...................................................                         (0.02)             --
  From net realized gains on investment transactions ...........................                            --              --
                                                                                                 --------------- ---------------
  Total distributions ..........................................................                         (0.02)             --
                                                                                                 --------------- ---------------
  Net increase .................................................................                          4.08            0.36
                                                                                                 --------------- ---------------

NET ASSET VALUE, END OF PERIOD .................................................                 $       14.44   $       10.36
                                                                                                 =============== ===============

TOTAL RETURN (A) ...............................................................                         39.61%           3.60%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....................................                 $         946   $         224
  Ratio of expenses to average net assets (b) ..................................                          0.20%           0.20%
  Ratio of net investment income to average net assets (b) .....................                          7.76%           1.22%
  Portfolio turnover ...........................................................                        202.45%         157.21%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

--------------------------------------------------------------------------------
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

     JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust, consisting of diversified and non-diversified Series, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Trust currently offers shares in thirty-seven (37) separate Series, each with its own investment objective. JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series and JNL/Janus Global Equities Series, for which Janus Capital Corporation serves as the sub-adviser; JNL/Alger Growth Series, for which Fred Alger Management, Inc serves as the sub-adviser; JNL/Alliance Growth Series, for which Alliance Capital Management L.P. serves as the sub-adviser; JNL/Eagle Core Equity Series and JNL/Eagle SmallCap Equity Series, for which Eagle Asset Management, Inc serves as the sub-adviser; Goldman Sachs/JNL Growth & Income Series, for which Goldman Sachs Asset Management serves as sub-adviser; JNL/J.P. Morgan International & Emerging Markets Series and JNL/J.P. Morgan Enhanced S&P 500 Index Series, for which J.P. Morgan Investment Management Inc. serves as the sub-adviser; Lazard/JNL Small Cap Value Series and Lazard/JNL Mid Cap Value Series, for which Lazard Asset Management serves as sub-adviser; JNL/PIMCO Total Return Bond, for which Pacific Investment Management Company serves as the sub-adviser; PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series and PPM America/JNL Money Market Series, for which PPM America Inc. serves as sub-adviser; JNL/Putnam Growth Series and
JNL/Putnam Value Equity Series, for which Putnam Investment Management, Inc. serves as the sub-adviser; Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, and Salomon Brothers/JNL U.S. Government & Quality Bond Series, for which Salomon Brothers Asset Management Inc. serves as the sub-adviser; T. Rowe Price/JNL International Equity Investment for which Rowe Price-Fleming International, Inc. serves as the sub-adviser; T. Rowe Price/JNL Established Growth Series and T. Rowe Price/JNL Mid-Cap Growth Series, for which T. Rowe Price Associates, Inc. serves as the sub-adviser; JNL/S&P Conservative Growth Series I JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series I, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series I, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series I JNL/S&P Equity Growth Series II JNL/S&P Equity Aggressive Growth Series I and JNL/S&P Equity Aggressive Growth Series II for which Standard & Poor's Investment Advisory Services, Inc.
serves as the sub-adviser.

     The shares of the Trust are sold primarily to life insurance company separate accounts to fund the benefits of variable annuity policies.

Jackson National Financial Services, LLC ("JNFS"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") for all the Series of the Trust. PPM America, Inc. is an affiliate of the Adviser. Shares are presently offered only to Jackson National and its separate accounts.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant  accounting policies followed and
consistently   applied  by  the  Trust  in  the  preparation  of  its  financial statements.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.

     SECURITY VALUATION -- Bonds are valued on the basis of prices furnished by pricing services which determine prices for normal institutional size trading units of bonds or based on quotations provided by reputable broker-dealers. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Trustees. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Short-term securities maturing within 60 days of purchase, and all securities in the PPM America/JNL Money Market Series, are valued at amortized cost, which approximates market value. American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in U.S. dollars.

     The JNL/S&P Conservative Growth I, JNL/S&P Conservative Growth II, JNL/S&P Moderate Growth I, JNL/S&P Moderate Growth II, JNL/S&P Aggressive Growth I, JNL/S&P Aggressive Growth II, JNL/S&P Very Aggressive Growth I, JNL/S&P Very Aggressive Growth II, JNL/S&P Equity Growth I, JNL/S&P Equity Growth II, JNL/S&P Equity Aggressive Growth I and JNL/S&P Equity Aggressive Growth II are valued at the net asset value per share of each underlying Series determined as of the close of the New York Stock Exchange on the valuation date.

--------------------------------------------------------------------------------
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

     FOREIGN CURRENCY TRANSLATIONS -- The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities de-nominated in a foreign currency are translated into U.S. dollars using exchange rates in effect as of noon Eastern Standard Time. Purchases and sales of investment securities, income receipts, and expense pay-ments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions.

     Realized gains and losses arising from selling foreign currencies and certain non-dollar denominated fixed income securities, entering into forward foreign currency exchange contracts, and accruing income or settling portfolio purchases and sales denominated in a foreign currency paid or received at a later date are recorded as net realized foreign currency related gains (losses) and are considered ordinary income for tax purposes. Realized and unrealized gains and losses on investments which result from changes in foreign currency exchange rates are primarily included in net realized gains (losses) on investments and net unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- A Series may enter into forward foreign currency exchange contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales ("spot hedges") or to minimize foreign currency risk on portfolio securities denominated in foreign currencies ("position hedges"). All contracts are valued at the for-ward currency exchange rate and are marked-to-market daily. When the contract is open, the change in market value is recorded as net unrealized appreciation (depreciation) on foreign currency related items. When the contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Series' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Series could be exposed to the risk of a previously hedged position becoming unhedged if the counterparties to the contracts are unable to meet the terms of the contracts.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- A Series may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Series record purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date.

     UNREGISTERED SECURITIES -- A Series may own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Series after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, the Series have the right to include their securities in such registration generally without cost to the Series. The Series have no right to require registration of unregistered securities.

     OPTIONS TRANSACTIONS -- A Series may write covered call options on portfolio securities. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. The risk in writing a covered call option is that the Series may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. Option contracts are valued at the closing prices on their exchanges and the Series will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option are adjusted by the amount of premium received.

     FUTURES CONTRACTS -- A Series may utilize futures contracts to a limited extent. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Series may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Series is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Futures contracts are valued based upon their quoted daily settlement prices. The Series receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Series as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     DOLLAR ROLL TRANSACTIONS -- The Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series and Salomon Brothers/JNL U.S.
 Government & Quality Bond Series may enter into dollar roll transactions with respect to mortgage securities in which the Series sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The value of the dollar roll transactions are reflected in the Series' Statements of Assets and Liabilities. During the period between the sale and repurchase, the Series forgoes principal and interest paid on the mortgage securities sold. The Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments. These fees are accrued as income over the life of the dollar roll contract. Dollar roll transactions involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those similar securities which the Series is obligated to purchase or that the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs.

     REPURCHASE AGREEMENTS -- A Series may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Series at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Series custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

     SECURITIES LOANED -- The SerieS has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Series receives a fee equal to a percentage of the annual net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Series, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in a pooled money market instrument approved by the Advisor. The Series bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

     DISTRIBUTIONS TO SHAREHOLDERS -- The PPM Amer-ica/JNL Money Market Series declares dividends daily and pays dividends monthly. For all other Series, div-idends from net investment income are declared and paid annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

     FEDERAL INCOME TAXES -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Series. The Trust periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3.  INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

     The Trust has an investment advisory agreement with JNFS whereby JNFS provides investment management and transfer agency services. Each Series pays JNFS a fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of each Series. The following is a schedule of the fees each Series is currently obligated to pay JNFS.



                                                 $0 TO    $25 TO    $50 TO   $100 TO  $150 TO   $200 TO  $250 TO   $300 TO
(M - MILLIONS)                                   $25 M     $50 M    $100 M   $150 M    $200 M   $250 M    $300 M   $350 M
--------------                                   -----     -----    ------   ------    ------   ------    ------   ------
JNL/Janus Aggressive Growth Series ..........       .95%     .95%      .95%     .95%      .90%     .90%      .90%     .85%
JNL/Janus Capital Growth Series .............       .95%     .95%      .95%     .95%      .90%     .90%      .90%     .85%
JNL/Janus Global Equities Series ............      1.00%    1.00%     1.00%    1.00%      .95%     .95%      .95%     .90%
JNL/Alger Growth Series .....................      .975%    .975%     .975%    .975%     .975%    .975%     .975%     .95%
JNL/Alliance Growth Series ..................      .775%    .775%     .775%    .775%     .775%    .775%      .70%     .70%
JNL/Eagle Core Equity Series ................       .90%     .90%      .85%     .85%      .85%     .85%      .85%     .75%
JNL/Eagle SmallCap Equity Series ............       .95%     .95%      .95%     .90%      .90%     .90%      .90%     .90%
JNL/J.P. Morgan International & Emerging
  Markets Series ............................      .975%    .975%      .95%     .95%      .95%     .90%      .90%     .90%
JNL/J.P. Morgan Enhanced S&P 500 Index
  Series ....................................       .80%     .75%      .75%     .75%      .75%     .75%      .75%     .75%
JNL/PIMCO Total Return Bond Series ..........       .70%     .70%      .70%     .70%      .70%     .70%      .70%     .70%
JNL/Putnam Growth Series ....................       .90%     .90%      .90%     .90%      .85%     .85%      .85%     .80%
JNL/Putnam Value Equity Series ..............       .90%     .90%      .90%     .90%      .85%     .85%      .85%     .80%
Goldman Sachs/JNL Growth & Income Series ....      .925%    .925%      .90%     .90%      .90%     .85%      .85%     .85%
Lazard/JNL Small Cap Value Series ...........      1.05%    1.05%     1.00%    1.00%     .975%    .975%     .975%    .925%
Lazard/JNL Mid Cap Value Series .............      .975%    .975%     .975%    .975%     .925%    .925%     .925%     .90%
PPM America/JNL Balanced Series .............       .75%     .75%      .70%     .70%     .675%    .675%     .675%     .65%
PPM America/JNL High Yield Bond Series ......       .75%     .75%      .70%     .70%     .675%    .675%     .675%     .65%
PPM America/JNL Money Market Series .........       .60%     .60%      .60%     .60%     .575%    .575%     .575%     .55%
Salomon Brothers/JNL Balanced Series ........       .80%     .80%      .75%     .75%      .70%     .70%      .70%     .70%
Salomon Brothers/JNL Global Bond Series .....       .85%     .85%      .85%     .85%      .80%     .80%      .80%     .80%
Salomon Brothers/JNL High Yield Bond Series .       .80%     .80%      .75%     .75%      .70%     .70%      .70%     .70%
Salomon Brothers/JNL U.S. Government &
  Quality Bond Series .......................       .70%     .70%      .70%     .70%      .65%     .65%      .65%     .60%
T. Rowe Price/JNL Established Growth Series .       .85%     .85%      .85%     .85%      .80%     .80%      .80%     .80%
T. Rowe Price/JNL International Equity
  Investment Series .........................      1.10%    1.10%     1.05%    1.05%     1.00%    1.00%     1.00%     .95%
T. Rowe Price/JNL Mid-Cap Growth Series .....       .95%     .95%      .95%     .95%      .90%     .90%      .90%     .90%
JNL/S&P Conservative Growth Series I ........       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Moderate Growth Series I ............       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Aggressive  Growth Series I .........       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Very Aggressive Growth Series I .....       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Equity Growth Series I ..............       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Equity Aggressive Growth Series I ...       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Conservative Growth Series II .......       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Moderate Growth Series II ...........       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Aggressive  Growth Series II ........       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Very Aggressive Growth Series II ....       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Equity Growth Series II .............       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%
JNL/S&P Equity Aggressive Growth Series II ..       .20%     .20%      .20%     .20%      .20%     .20%      .20%     .20%


                                                $350 TO    OVER
(M - MILLIONS)                                   $500 M   $500 M
--------------                                   ------   ------
JNL/Janus Aggressive Growth Series ..........       .85%     .85%
JNL/Janus Capital Growth Series .............       .85%     .85%
JNL/Janus Global Equities Series ............       .90%     .90%
JNL/Alger Growth Series .....................       .95%      .90
JNL/Alliance Growth Series ..................       .70%     .70%
JNL/Eagle Core Equity Series ................       .75%     .75%
JNL/Eagle SmallCap Equity Series ............       .90%     .85%
JNL/J.P. Morgan International & Emerging
  Markets Series ............................       .85%     .85%
JNL/J.P. Morgan Enhanced S&P 500 Index
  Series ....................................       .75%     .75%
JNL/PIMCO Total Return Bond Series ..........       .70%     .70%
JNL/Putnam Growth Series ....................       .80%     .80%
JNL/Putnam Value Equity Series ..............       .80%     .80%
Goldman Sachs/JNL Growth & Income Series ....       .80%     .80%
Lazard/JNL Small Cap Value Series ...........      .925%    .925%
Lazard/JNL Mid Cap Value Series .............       .90%     .90%
PPM America/JNL Balanced Series .............       .65%    .625%
PPM America/JNL High Yield Bond Series ......       .65%    .625%
PPM America/JNL Money Market Series .........       .55%    .525%
Salomon Brothers/JNL Balanced Series ........       .70%     .70%
Salomon Brothers/JNL Global Bond Series .....       .80%     .75%
Salomon Brothers/JNL High Yield Bond Series .       .70%     .70%
Salomon Brothers/JNL U.S. Government &
  Quality Bond Series .......................       .60%     .55%
T. Rowe Price/JNL Established Growth Series .       .80%     .80%
T. Rowe Price/JNL International Equity
  Investment Series .........................       .95%     .90%
T. Rowe Price/JNL Mid-Cap Growth Series .....       .90%     .90%
JNL/S&P Conservative Growth Series I ........       .20%     .15%
JNL/S&P Moderate Growth Series I ............       .20%     .15%
JNL/S&P Aggressive  Growth Series I .........       .20%     .15%
JNL/S&P Very Aggressive Growth Series I .....       .20%     .15%
JNL/S&P Equity Growth Series I ..............       .20%     .15%
JNL/S&P Equity Aggressive Growth Series I ...       .20%     .15%
JNL/S&P Conservative Growth Series II .......       .20%     .15%
JNL/S&P Moderate Growth Series II ...........       .20%     .15%
JNL/S&P Aggressive  Growth Series II ........       .20%     .15%
JNL/S&P Very Aggressive Growth Series II ....       .20%     .15%
JNL/S&P Equity Growth Series II .............       .20%     .15%
JNL/S&P Equity Aggressive Growth Series II ..       .20%     .15%

--------------------------------------------------------------------------------
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     As compensation for their services, the sub-advisers receive fees from JNFS calculated on the basis of the average daily net assets of each Series. The following is a schedule of the fees JNFS currently is obligated to pay the sub-advisers out of the advisory fee it receives from each Series as specified above.




                                                 $0 TO    $25 TO    $50 TO   $100 TO  $150 TO   $200 TO  $250 TO   $300 TO
(M - MILLIONS)                                   $25 M     $50 M    $100 M    $150M    $200 M   $250 M    $300M    $350 M
--------------                                   -----     -----    ------    -----    ------   ------    -----    ------
JNL/Janus Aggressive Growth Series ............     .55%     .55%      .55%     .50%      .50%     .50%      .50%     .50%
JNL/Janus Capital Growth Series ................    .55%     .55%      .55%     .50%      .50%     .50%      .50%     .50%
JNL/Janus Global Equities Series ..............     .55%     .55%      .55%     .50%      .50%     .50%      .50%     .50%
JNL/Alger Growth Series                             .55%     .55%      .55%     .55%      .55%     .55%      .55%     .50%
JNL/Alliance Growth Series ....................     .35%     .35%      .35%     .35%      .35%     .35%      .25%     .25%
JNL/Eagle Core Equity Series ..................     .45%     .45%      .40%     .40%      .40%     .40%      .40%     .30%
JNL/Eagle SmallCap Equity Series ..............     .50%     .50%      .50%     .50%      .45%     .45%      .45%     .45%
JNL/J.P. Morgan International & Emerging
  Markets Series ..............................     .55%     .55%      .50%     .50%      .50%     .45%      .45%     .45%
JNL/J.P. Morgan Enhanced S&P 500 Index
  Series ......................................     .35%     .35%      .30%     .30%      .30%     .30%      .30%     .30%
JNL/PIMCO Total Return Bond Series ............     .25%     .25%      .25%     .25%      .25%     .25%      .25%     .25%
JNL/Putnam Growth Series ......................     .50%     .50%      .50%     .50%      .45%     .45%      .45%     .35%
JNL/Putnam Value Equity Series ................     .50%     .50%      .50%     .50%      .45%     .45%      .45%     .35%
Goldman Sachs/JNL Growth & Income Series ......     .50%     .50%      .45%     .45%      .45%     .40%      .40%     .40%
Lazard/JNL Small Cap Value Series .............    .625%    .625%     .575%    .575%     .525%    .525%     .525%    .475%
Lazard/JNL Mid Cap Value Series ...............     .55%     .55%     .525%    .525%     .475%    .475%     .475%     .45%
PPM America/JNL Balanced Series ...............     .25%     .25%      .20%     .20%     .175%    .175%     .175%     .15%
PPM America/JNL High Yield Bond Series ........     .25%     .25%      .20%     .20%     .175%    .175%     .175%     .15%
PPM America/JNL Money Market Series ...........     .20%     .20%      .15%     .15%     .125%    .125%     .125%     .10%
Salomon Brothers/JNL Balanced Series ..........     .35%     .35%      .30%     .25%      .25%     .25%      .25%     .25%
Salomon Brothers/JNL Global Bond Series .......    .375%    .375%      .35%     .35%      .30%     .30%      .30%     .30%
Salomon Brothers/JNL High Yield Bond Series ...     .35%     .35%      .30%     .25%      .25%     .25%      .25%     .25%
Salomon Brothers/JNL U.S. Government &
  Quality Bond Series .........................    .225%    .225%     .225%    .225%     .175%    .175%     .175%     .15%
JNL/S&P Conservative Growth Series I ..........     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Moderate Growth Series I ..............     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Aggressive  Growth Series I ...........     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Very Aggressive Growth Series I .......     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Equity Growth Series I ................     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Equity Aggressive Growth Series I .....     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Conservative Growth Series II .........     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Moderate Growth Series II .............     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Aggressive  Growth Series II ..........     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Very Aggressive Growth Series II ......     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Equity Growth Series II ...............     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%
JNL/S&P Equity Aggressive Growth Series II ....     .10%     .10%      .10%     .10%      .10%     .10%      .10%     .10%

                                                $350 TO    OVER
(M - MILLIONS)                                   $500M    $500 M
--------------                                   -----    ------
JNL/Janus Aggressive Growth Series ............     .50%     .45%
JNL/Janus Capital Growth Series ...............     .50%     .45%
JNL/Janus Global Equities Series ..............     .50%     .45%
JNL/Alger Growth Series .......................     .50%     .45%
JNL/Alliance Growth Series ....................     .25%     .25%
JNL/Eagle Core Equity Series ..................     .30%     .30%
JNL/Eagle SmallCap Equity Series ..............     .45%     .40%
JNL/J.P. Morgan International & Emerging
  Markets Series ..............................     .40%     .40%
JNL/J.P. Morgan Enhanced S&P 500 Index
  Series ......................................     .30%     .30%
JNL/PIMCO Total Return Bond Series ............     .25%     .25%
JNL/Putnam Growth Series ......................     .35%     .35%
JNL/Putnam Value Equity Series ................     .35%     .35%
Goldman Sachs/JNL Growth & Income Series ......     .35%     .35%
Lazard/JNL Small Cap Value Series .............    .475%    .475%
Lazard/JNL Mid Cap Value Series ...............     .45%     .45%
PPM America/JNL Balanced Series ...............     .15%    .125%
PPM America/JNL High Yield Bond Series ........     .15%    .125%
PPM America/JNL Money Market Series ...........     .10%    .075%
Salomon Brothers/JNL Balanced Series ..........     .25%     .25%
Salomon Brothers/JNL Global Bond Series .......     .30%     .25%
Salomon Brothers/JNL High Yield Bond Series ... .25% .25% Salomon Brothers/JNL U.S. Government &
  Quality Bond Series .........................     .15%     .10%
JNL/S&P Conservative Growth Series I ..........     .10%    .075%
JNL/S&P Moderate Growth Series I ..............     .10%    .075%
JNL/S&P Aggressive  Growth Series I ...........     .10%    .075%
JNL/S&P Very Aggressive Growth Series I .......     .10%    .075%
JNL/S&P Equity Growth Series I ................     .10%    .075%
JNL/S&P Equity Aggressive Growth Series I .....     .10%    .075%
JNL/S&P Conservative Growth Series II .........     .10%    .075%
JNL/S&P Moderate Growth Series II .............     .10%    .075%
JNL/S&P Aggressive  Growth Series II ..........     .10%    .075%
JNL/S&P Very Aggressive Growth Series II ......     .10%    .075%
JNL/S&P Equity Growth Series II ...............     .10%    .075%
JNL/S&P Equity Aggressive Growth Series II ....     .10%    .075%



                                                                                      $0 TO       $20 TO     $50 TO
                                                                                      $20 M       $50 M      $200 M      $200 M+
                                                                                      -----       -----      ------      -------
T. Rowe Price/JNL Established Growth Series                                           .45%          .40%     .40%*        .40%
T. Rowe Price/JNL International Equity Investment Series                              .75%          .60%     .50%         .50%*
T. Rowe Price/JNL Mid-Cap Growth Series                                               .60%          .50%     .50%*        .50%

--------------------------------------------------------------------------------
* When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all assets in this Series

     ADMINISTRATIVE FEE - In addition to the investment advisory fee, each Series except the JNL/S&P Series, pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. The JNL/S&P Series do not pay an Administrative Fee. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the agreement, JNFS is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, trustee fees, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes.

     During the  period  ended  December  31,  1999,  JNL/Alger  Growth  Series,
JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, Goldman Sachs/JNL Growth & Income Series and T. Rowe Price/JNL International Equity Investment Series paid $629, $2, $6, $1 and $3, in thousands respectively, to affiliates of the Series for brokerage fees on the execution of purchases and sales of portfolio investments.

--------------------------------------------------------------------------------
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S.
Government.

NOTE 5.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     At December 31, 1999, the following Series had accumulated net realized capital loss carryovers for U.S. federal income tax purposes which may be used to offset future realized capital gains:


                                                            AMOUNT (000'S)       YEAR(S) OF
                                                                                 EXPIRATION
                                                            ---------------   -----------------

JNL/J.P. Morgan International & Emerging Markets Series .       $       85       2007
JNL/PIMCO Total Return Bond Series ......................              161       2007
Goldman Sachs/JNL Growth & Income Series ................              439       2006, 2007
Lazard/JNL Small Cap Value Series .......................               91       2006
PPM America/JNL High Yield Bond Series ..................            4,664       2007
Salomon Brothers/JNL Global Bond Series .................            1,661       2006, 2007
Salomon Brothers/JNL U.S. Government
  & Quality Bond Series .................................            1,021       2007
Salomon Brothers/JNL Balanced Series ....................               62       2006, 2007
Salomon Brothers/JNL Global Bond Series .................            1,661       2006, 2007
Salomon Brothers/JNL High Yield Bond Series .............              229       2006, 2007
JNL/S&P Conservative Growth Series II ...................              490       2006

--------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of JNL Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-seven (37) Series of the JNL Series Trust listed in Note 1 of the financial statements (hereafter collectively referred to as the "Series") at December 31, 1999, and the results of each of their operations, changes in each of their net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers and the application of alternative auditing procedures provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP



Chicago, Illinois
February 12, 2000